As Filed with the Securities and Exchange Commission on December 19, 2006

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

INVESTORS CASH TRUST

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Investors Cash Trust

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110	Burton M. Leibert, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (no par value) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Treasury Series

Cash Reserve Fund, Inc.

DWS U.S. Treasury Money Fund

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page         in the enclosed Prospectus/Proxy Statement) has initiated a program to reorganize and restructure the money market funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on the merger of your fund into the Treasury Portfolio, a series of Investors Cash Trust (“ICT Treasury Fund”) (each a “Fund” and together the “Funds”).

After carefully reviewing the proposal, your Fund’s Board has determined that this action is in the best interests of your Fund. The Board [unanimously] recommends that you vote for the proposal.

Q Why has this proposal been made for my Fund?

A The proposal to merge your Fund into ICT Treasury Fund is part of a program initiated by DeAM to provide a more streamlined selection of money market investment options. The program seeks to eliminate redundancies within the DWS money market funds and to focus DeAM’s investment resources on a core set of money market funds that best meet investor needs. DeAM believes that the merger will eliminate product redundancies, maximize portfolio size wherever possible, and create the possibility for

Q&A continued

higher yielding funds with potentially lower expenses. Your Fund and ICT Treasury Fund have similar investment objectives and policies.

Q Will I have to pay federal income taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger.

Q Upon merger, will I own the same number of shares?

A Yes. You will receive shares equal in number to the shares owned as of the Valuation Time (as defined on page [        ] of the Prospectus/Proxy Statement.)

Q Will my Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about [        ], 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card(s);

■	By telephone, with a toll-free call to the number listed on your proxy card(s);

Q&A continued

■	By mail, by sending the enclosed proxy card(s), signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my Fund’s performance on the Internet or through the voice response system?

A Yes. You will be able to continue to track your Fund’s performance before the merger through both these means.

Q If I have the check writing privilege on my account, will new checks be issued?

A No. New checks will not be issued. You can continue to use your existing checks.

Q If I have the debit card privilege on my account, will a new debit card be issued?

A No. A new debit card will not be issued. You can continue to use your existing debit card.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940.

TREASURY SERIES

CASH RESERVE FUND, INC.

DWS U.S. TREASURY MONEY FUND

A Message from the Funds’ President

[mailing date], 2007

Dear Shareholders:

I am writing to you to ask for your vote on an important matter that affects your investment in the Treasury Series of Cash Reserve Fund, Inc. (“CRF Treasury Fund”) and the DWS U.S. Treasury Money Fund (“DWS Treasury Fund”), as applicable. While you are, of course, welcome to join us at the joint special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters, as applicable:

Proposal for CRF Treasury Fund:	Approval of a proposed merger of CRF Treasury Fund into the
Treasury Portfolio series of Investors Cash Trust (“ICT Treasury
Fund”). In this merger, your shares of CRF Treasury Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a class of ICT Treasury Fund equal in number to the CRF
Treasury Fund shares held by you.

Proposal for DWS Treasury Fund:	Approval of a proposed merger of DWS Treasury Fund into ICT
Treasury Fund. In this merger, your shares of DWS Treasury Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of ICT Treasury Fund equal in number to the DWS Treasury Fund shares held by you.

Each proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page          of the enclosed Prospectus/Proxy Statement) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the mergers offer shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

In determining whether to recommend that shareholders of CRF Treasury Fund and DWS Treasury Fund approve the merger of their respective Funds into ICT Treasury Fund, the Board of each of CRF Treasury Fund and DWS Treasury Fund conducted a thorough review of the potential implications of the mergers and concluded that the participation of CRF Treasury Fund and DWS Treasury Fund in the proposed mergers would be in the best interests of each of CRF Treasury Fund and DWS Treasury Fund, respectively, and would not dilute the interests of CRF Treasury Fund’s and DWS Treasury Fund’s respective existing shareholders.

If approved by shareholders, the Board expects that the mergers will take effect during the [second] calendar quarter of 2007.

Included in this booklet is information about the upcoming joint special shareholders’ meeting:

•	A Notice of a Joint Special Meeting of Shareholders, which summarizes the matter for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on ICT Treasury Fund, the specific proposals being considered at the joint special shareholders’ meeting and why the proposals are being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at (866) 774-4940 or contact your financial advisor. Thank you for your continued support of DWS Scudder Investments.

Michael Clark

President

Cash Reserve Fund, Inc.

DWS U.S. Treasury Money Fund

TREASURY SERIES

CASH RESERVE FUND, INC.

DWS U.S. TREASURY MONEY FUND

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s special shareholder meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of the Treasury Series of Cash Reserve Fund, Inc. (“CRF Treasury Fund”) and the DWS U.S. Treasury Money Fund (“DWS Treasury Fund”):

A Joint Special Meeting of Shareholders of CRF Treasury Fund and DWS Treasury Fund will be held March 15, 2007 at [9:00 a.m.] Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposals”):

Proposal for CRF Treasury Fund:	Approving an Agreement and Plan of Reorganization and the
transactions it contemplates, including the transfer of all the assets of
CRF Treasury Fund to the Treasury Portfolio series of Investors Cash
Trust (“ICT Treasury Fund”), in exchange for shares of ICT Treasury
Fund and the assumption by ICT Treasury Fund of all liabilities of CRF
Treasury Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of CRF Treasury
Fund in complete liquidation and termination of CRF Treasury Fund.

Proposal for DWS Treasury Fund:	Approving an Agreement and Plan of Reorganization and the
transactions it contemplates, including the transfer of all the assets of
DWS Treasury Fund to the Treasury Portfolio series of Investors Cash
Trust (“ICT Treasury Fund”), in exchange for shares of ICT Treasury
Fund and the assumption by ICT Treasury Fund of all liabilities of
DWS Treasury Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS
Treasury Fund in complete liquidation and termination of DWS
Treasury Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of CRF Treasury Fund and DWS Treasury Fund at the close of business on December 20, 2006 are entitled to vote with respect to the Proposal for their Fund at the Meeting and at any adjournments or postponements thereof.

For CRF Treasury Fund, in the event that the necessary quorum to transact business is not obtained at the Meeting, the stockholders present at the Meeting may, without further notice, adjourn the Meeting from time to time (but not more than 120 days after the original record date for the Meeting) until a quorum shall attend.

For DWS Treasury Fund, any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without notice with respect to the proposal to be considered at the meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the meeting of shareholders prior to the meeting with notice to the shareholders entitled to vote at the meeting.

By order of the Board

John Millette

Secretary

[mailing date], 2007

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

CASH RESERVE FUND, INC.—TREASURY SERIES

DWS U.S. TREASURY MONEY FUND

This document contains a combined Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Board’s recommendation on the proposal applicable to your Fund.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us. If you have any questions, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at the special toll-free number we have set up for you (866-774-4940) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[effective date], 2007

Acquisition of the assets of:	By and in exchange for shares of:

Treasury Series a series of Cash Reserve Fund, Inc.	Treasury Portfolio a series of Investors Cash Trust

300 Lombard Street Baltimore, MD 21202 (410) 895-5000	222 S. Riverside Plaza Chicago, IL 60606 (312) 537-7000

Acquisition of the assets of:

DWS U.S. Treasury Money Fund

Two International Place Boston, MA 02110 (617) 295-1500

This Prospectus/Proxy Statement is being furnished in connection with the proposed mergers of (a) the Treasury Series of Cash Reserve Fund, Inc. (“CRF Treasury Fund”) into the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”), and (b) DWS U.S. Treasury Money Fund (“DWS Treasury Fund”) into ICT Treasury Fund. ICT Treasury Fund, CRF Treasury Fund and DWS Treasury Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” CRF Treasury Fund and DWS Treasury Fund are also referred to herein collectively as the “Acquired Funds,” and each is referred to herein individually as an “Acquired Fund.”

The Board of Trustees/Directors (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of each Acquired Fund are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of your Fund into ICT Treasury Fund.

As a result of the mergers, each shareholder of the Acquired Funds will receive shares of the corresponding class of ICT Treasury Fund equal in number to such shareholder’s Acquired Fund shares as of the Valuation Time (as defined below on page         ). Shareholders of each Acquired Fund will vote separately on the merger of their Fund into ICT Treasury Fund, with each merger being separate and distinct from the other. The merger of one Acquired Fund is not contingent upon the approval of the merger of the other Acquired Fund’s shareholders.

1

ICT Treasury Fund is comprised of four classes of shares, including two new share classes, DWS U.S. Treasury Money Fund Class S shares and Investment Class shares, which were created to facilitate the mergers. Shareholders of the Acquired Funds will hold shares of the following classes of ICT Treasury Fund after the mergers:

Acquired Fund/Class	ICT Treasury Fund
CRF Treasury Fund – Cash Reserve Treasury Institutional Shares	Institutional Shares (formerly known as Service Shares)
CRF Treasury Fund – Cash Reserve Treasury Shares	Investment Class shares
DWS Treasury Fund – Class S shares(1)	DWS U.S. Treasury Money Fund Class S shares

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP shares of DWS Treasury Fund were consolidated with Class S shares. If you previously held Class AARP shares, you now own Class S shares.

Proposal
Fund	Approval of Proposed Merger of CRF Treasury Fund into ICT Treasury Fund	Approval of Proposed Merger of DWS Treasury Fund into ICT Treasury Fund
CRF Treasury Fund	✓
DWS Treasury Fund		✓

This Prospectus/Proxy Statement, along with the Notice of Joint Special Meeting and the proxy card, is being mailed on or about [        ], 2007. It explains concisely what you should know before voting on the matters described herein or investing in ICT Treasury Fund, a diversified series of Investors Cash Trust, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

2

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectuses of ICT Treasury Fund dated August 1, 2006, as supplemented from time to time, for DWS U.S. Treasury Money Fund Class S shares, Institutional Shares and Investment Class shares (each an “ICT Treasury Fund Prospectus”), copies of which are included with this Prospectus/Proxy Statement;

(ii)	the prospectuses of CRF Treasury Fund dated August 1, 2006, as supplemented from time to time, for Cash Reserve Treasury Shares and Cash Reserve Treasury Institutional Shares;

(iii)	the prospectus of DWS Treasury Fund dated October 1, 2006, as supplemented from time to time, for Class S shares;

(iv)	the statement of additional information of CRF Treasury Fund dated August 1, 2006, as supplemented from time to time, for Cash Reserve Treasury Shares and Cash Reserve Treasury Institutional Shares;

(v)	the statement of additional information of DWS Treasury Fund dated October 1, 2006, as supplemented from time to time, for Class S shares;

(vi)	the statement of additional information relating to the proposed mergers, dated [ ], 2007 (the “Merger SAI”);

(vii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for CRF Treasury Fund contained in the Annual Report for the fiscal year ended March 31, 2006, and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended September 30, 2006;

(viii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for DWS Treasury Fund contained in the Annual Report for the fiscal year ended May 31, 2006;

There is no financial information available for the two new classes of ICT Treasury Fund created to facilitate the mergers as of the date of this Prospectus/Proxy Statement. Such classes will commence operation as of the effective date of the mergers.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-730-1313 (for CRF Treasury Fund) or 1-800-728-3337 (for DWS Treasury Fund).

Like shares of your Fund, shares of ICT Treasury Fund are not bank deposits or obligations of, or guaranteed or endorsed by any financial institution, or insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

This document is designed to give you the information you need to vote on the merger of your Fund. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., your Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor.

3

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including each Fund’s prospectus(es) and statement(s) of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

4

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger of your Fund.

1.	What is being proposed?

The Board Members of Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of your Fund into ICT Treasury Fund.

If the merger is approved by shareholders of an Acquired Fund, all of the assets of the applicable Acquired Fund will be transferred to ICT Treasury Fund solely in exchange for the issuance and delivery to the Acquired Fund of the class or classes of shares of ICT Treasury Fund identified in the Agreement and Plan of Reorganization (“Merger Shares”) equal in number to the outstanding shares of the corresponding class of the Acquired Fund and for the assumption by ICT Treasury Fund of all liabilities of the Acquired Fund. Immediately following the transfer, the Merger Shares received by the Acquired Funds will be distributed pro rata, on a tax-free basis for federal income tax purposes, to shareholders of record.

2.	What will happen to my shares as a result of the merger?

Your shares of your Acquired Fund will, in effect, be exchanged for shares of the corresponding share class of ICT Treasury Fund equal in number as of the Valuation Time (as defined below on page [        ]). The corresponding share classes are as follows:

Acquired Fund/Class	ICT Treasury Fund
CRF Treasury Fund – Cash Reserve Treasury Institutional Shares (“CRF Institutional Shares”)	Institutional Shares (formerly known as Service Shares) (“ICT Institutional Shares”)
CRF Treasury Fund – Cash Reserve Treasury Shares (“CRF Treasury Shares”)	Investment Class shares (“ICT Investment Class”)
DWS Treasury Fund – Class S shares (“DWS Class S”)(1)	DWS U.S. Treasury Money Fund Class S shares (“ICT Class S”)

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP shares of DWS Treasury Fund were consolidated with Class S shares. If you previously held Class AARP shares, you now own Class S shares.

3.	Will the number of shares I own change?

No. You will receive shares equal in number to the shares owned as of the Valuation Time (as defined below on page [ ]).

5

4.	Why have the Board Members of my Fund recommended that I approve the mergers?

The Board Members of Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund considered the following factors, among others, in determining to recommend that shareholders of each of CRF Treasury Fund and DWS Treasury Fund approve their respective mergers:

•	The mergers offer shareholders of each of CRF Treasury Fund and DWS Treasury Fund the opportunity to invest in a larger combined fund with similar investment strategies;

•	The fees and operating expense ratios of CRF Treasury Fund, DWS Treasury Fund and ICT Treasury Fund, including comparisons between the expenses of CRF Treasury Fund and DWS Treasury Fund and the estimated operating expense ratios of the combined fund, and, in particular, noted that total net operating expense ratio of the applicable class of the combined fund was anticipated to be [equal to or lower] than the current total operating expense ratio of the corresponding class of CRF Treasury Fund and DWS Treasury Fund;

•	DeAM has agreed to cap the total operating expense ratio of the applicable class of the combined fund at a level [equal to or lower] than the current total net operating expense ratio of the corresponding class of CRF Treasury Fund and DWS Treasury Fund for at least three years following the mergers; and

•	DeAM agreed to pay all costs associated with the mergers.

The Board Members overseeing your Fund concluded with respect to the proposed merger of your Fund into ICT Treasury Fund that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Board Members overseeing your Fund unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

5.	How do the investment goals, policies and restrictions of the Funds compare?

The investment objective, policies and restrictions for each Acquired Fund and ICT Treasury Fund are substantially similar. CRF Treasury Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the U.S. Treasury. DWS Treasury Fund seeks current income consistent with safety, liquidity and stability of capital by investing, under normal circumstances at least 80% of total assets in short-term debt obligations of the U.S. Treasury or repurchase agreements collateralized by U.S. Treasury debt obligations. ICT Treasury Fund seeks to provide current income consistent with the stability of capital. Each Fund seeks to maintain a stable net asset value pursuant to Rule 2a-7. Each Fund pursues its objective by investing either directly or indirectly in U.S. Treasury securities. Indirect investments in U.S. Treasury securities include repurchase agreements.

As of March 31, 2006, the weighted average maturity for CRF Treasury Fund, DWS Treasury Fund and ICT Treasury Fund was          days,          days and          days, respectively.

6

A complete list of each Fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each Fund’s Statement of Additional Information includes a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

6.	How do the management fees and operating expense ratios of the Funds compare, and what are they estimated to be following the mergers?

The following table summarizes the fees and expenses that each Fund incurred during the 12 month period ended         , 2006, and the pro forma estimated annual operating expense ratios of the Merger Shares of ICT Treasury Fund assuming consummation of the mergers as of         , 2006. The Funds are no-load funds, meaning no sales charges or other shareholder fees are paid directly from your investment. However, the Funds do have annual operating expenses, and as a shareholder you pay them indirectly. See the Annual Fund Operating Expenses table below for more information on these expenses.

The table is provided to help you understand your share of the operating expenses that your Fund incurs and that DeAM expects the combined fund to incur in the first year following the mergers. As shown below, the mergers are expected to result in a lower management fee ratio and [equal or lower] total net operating expense ratios for shareholders of each Acquired Fund. However, there can be no assurance that the merger of your Fund will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses(1)	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
CRF Treasury Fund
CRF Institutional Shares
CRF Treasury Shares
DWS Treasury Fund
DWS Class S
ICT Treasury Fund
ICT Institutional Shares
ICT Investment Class(3)
ICT Class S(3)

7

	Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses(1)	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
ICT Treasury Fund (Pro forma combined)
ICT Institutional Shares
ICT Investment Class
ICT Class S

(1)
(2)
(3)
(4)

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year, that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year		3 Years		5 Years		10 Years
CRF Treasury Fund		$		$		$		$
CRF Institutional Shares
CRF Treasury Shares	$		$		$		$
DWS Treasury Fund		$		$		$		$
DWS Class S	$		$		$		$
ICT Treasury Fund		$		$		$		$
ICT Institutional Shares	$		$		$		$
ICT Investment Class
ICT Class S	$		$		$		$
ICT Treasury Fund (Pro forma combined)		$		$		$		$
ICT Institutional Shares	$		$		$		$
ICT Investment Class	$		$		$		$
ICT Class S	$		$		$		$

(1)	[Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.]

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of [                    ], CRF Treasury

8

Fund, DWS Treasury Fund and ICT Treasury Fund had net assets of $[            ], $[            ] and $[            ], respectively.

CRF Treasury Fund		DWS Treasury Fund		ICT Treasury Fund (Pre- and Post-Merger)
Average Daily Net Assets	Management Fee(1)	Average Daily Net Assets	Management Fee(1)	Average Daily Net Assets	Management Fee
$0-$500 million	0.215%	$0-$500 million	0.315%	All	0.150%
$500 million-$1 billion	0.175%	$500 million-$1 billion	0.300%
$1 billion-$1.5 billion	0.165%	$1 billion and over	0.285%
$1.5 billion-$2.5 billion	0.155%
$2.5 billion-$3.5 billion	0.145%
$3.5 billion and over	0.135%

(1)	In addition to the management fees shown in the table above for CRF Treasury Fund and DWS Treasury Fund which are paid pursuant to each Fund’s respective investment management agreement, CRF Treasury Fund and DWS Treasury Fund pay a flat fee of 0.10% of the Fund’s average daily net assets for administrative and accounting services pursuant to its administrative services agreement. The management fee payable by ICT Treasury Fund pursuant to its investment management agreement compensates DeIM for both investment advisory and administrative services.

7.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by an Acquired Fund or its shareholders as a direct result of the merger into ICT Treasury Fund. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. For more information, please see “Information about the Proposed Mergers—Federal Income Tax Consequences” below.

8.	Are the dividend policies of the Funds the same?

Yes, the dividend policies are substantially the same for each Fund. Each Fund declares dividends representing substantially all net income daily and pays distributions monthly. The cutoff time for wire transfer purchases to receive that day’s dividend is 4:00 p.m. Eastern time for ICT Treasury Fund. CRF Treasury Fund and DWS Treasury Fund have cutoff times of 11:00 a.m. and 12:00 p.m. Eastern time, respectively, to receive same day dividends. The cut-off time for ICT Treasury Fund will apply following the mergers.

9.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. There is no material difference between the procedures for purchasing, redeeming and exchanging shares of each Fund.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. The shares of each Fund are purchased and redeemed at the Net Asset Value (“NAV”) of the Fund’s shares next determined after an order in proper form is received. You can place an order to buy or sell shares at any time. For CRF Treasury Fund and DWS Treasury Fund, in order to receive a same day wire of redemption proceeds, shareholders must submit their redemption requests by

9

11:00 a.m. and 12:00 p.m. Eastern time, respectively. For ICT Treasury Fund, in order to receive a same day wire of redemption proceeds, shareholders must submit their redemption requests by 4:00 p.m. Eastern time. The cut-off time for ICT Treasury Fund will apply following the merger. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of outstanding shares. Each Fund seeks to maintain a stable $1.00 share price.

For more information on each Fund’s purchase, redemption and exchange policies, see the Fund’s applicable prospectus(es) and statement(s) of additional information.

10.	How will I be notified of the outcome of the merger of my Fund?

If the proposed merger involving your Fund is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of shares you are receiving, which will be equal to the number of shares you own. Otherwise, you will be notified in the next shareholder report of your Fund.

11.	What percentage of shareholders’ votes is required to approve each merger?

With respect to each merger, the transactions contemplated by the Agreement and Plan of Reorganization will be consummated only if approved for each Acquired Fund by the affirmative vote of shareholders of the Fund entitled to vote more than fifty (50%) of the votes entitled to be cast on the matter at the Meeting.

The Board Members overseeing your Fund believe that the proposed merger of your Fund is in the best interests of the Fund. Accordingly, the Board Members unanimously recommend that shareholders vote FOR approval of the proposed merger of their Fund.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of ICT Treasury Fund, and how do they compare with those of my Fund?

Investment Strategies.    The investment objective, policies and restrictions of your Fund and ICT Treasury Fund are substantially similar. CRF Treasury Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the U.S. Treasury. DWS Treasury Fund seeks current income consistent with safety, liquidity and stability of capital by investing, under normal circumstances, at least 80% of total assets in short-term debt obligations of the U.S. Treasury or repurchase agreements collateralized by U.S. Treasury debt obligations. ICT Treasury Fund seeks to provide maximum current income consistent with stability of capital. Each Fund seeks to maintain a stable net asset value of $1.00 pursuant to Rule 2a-7.

Each Fund pursues its objective by investing either directly or indirectly in U.S. Treasury securities. Indirect investments in U.S. Treasury securities include repurchase agreements.

10

While the Funds’ advisor gives priority to earning income and maintaining the value of each Fund’s principal at $1.00 per share, all money market instruments, including U.S. government obligations, can change in value when interest rates change.

Each Fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). Each Fund maintains a dollar-weighted average maturity of 90 days or less. Each Fund’s securities are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. Each Fund also may invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act.

Each Fund may invest up to 10% of its total assets in other money market mutual funds.

Working in consultation with a credit team, the portfolio managers screen potential securities and develop a list of those that the Funds may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust each Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

DeAM believes that ICT Treasury Fund will provide a comparable investment opportunity for shareholders of each Acquired Fund.

For a more detailed description of the investment techniques used by each Fund, please see the applicable Fund’s prospectus(es) and statement(s) of additional information.

Primary Risks.    As with any investment, you may lose money by investing in ICT Treasury Fund. There are several risk factors summarized below that could reduce the yield from ICT Treasury Fund or make it perform less well than other investments. The risks of an investment in ICT Treasury Fund are the same as the risks of an investment in your current Fund. More detailed descriptions of the risks associated with an investment in ICT Treasury Fund can be found in the current prospectuses and statements of additional information of ICT Treasury Fund.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, ICT Treasury Fund limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the ICT Treasury Fund’s high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to U.S. Treasury Securities.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

11

Security Selection Risk.    While ICT Treasury Fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause the Fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk.    A repurchase agreement exposes ICT Treasury Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

ICT Treasury Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. ICT Treasury Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in ICT Treasury Fund is not insured or guaranteed by the FDIC or any other government agency. Although ICT Treasury Fund seeks to preserve the value of an investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in ICT Treasury Fund.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of ICT Institutional Shares, CRF Institutional Shares and DWS Class S shares. The table following the charts compares each Fund’s performance. The performance figures shown for ICT Treasury Fund are for ICT Institutional Shares. The newly created classes of ICT Treasury Fund would be expected to have substantially similar gross annual returns (before the effect of expenses) as ICT Institutional Shares, as the shares will be invested in the same portfolio of securities, and the returns of the classes net of expenses would be expected to differ primarily due to the different expenses of the classes. Of course, a Fund’s past performance is not necessarily an indication of future performance.

Calendar Year Total Returns (%)

ICT Treasury Fund—ICT Institutional Shares

Annual Total Returns (%) as of 12/31 each year

For the periods included in the bar chart:

Best Quarter: 1.57%, Q3 2000                Worst Quarter: 0.19%, Q1 2004

12

CRF Treasury Fund—CRF Institutional Shares

Annual Total Returns (%) as of 12/31 each year

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000                Worst Quarter: 0.17%, Q1 2004

DWS Treasury Fund—DWS Class S shares

Annual Total Returns (%) as of 12/31 each year

For the periods included in the bar chart:

Best Quarter: 1.47%, Q3 2000                Worst Quarter: 0.05%, Q4 2003

Average Annual Total Returns

(for periods ended 12/31/06)

	Past 1 year		Past 5 years		Past 10 years/ Since Inception
ICT Treasury Fund
ICT Institutional Shares		%		%		%

CRF Treasury Fund
CRF Institutional Shares
CRF Treasury Shares

DWS Treasury Fund
DWS Class S shares

13

As of December 31, 2006, CRF Treasury Fund’s 7-day yield was             % for CRF Institutional Shares and             % for CRF Treasury Shares, DWS Treasury Fund’s 7-day yield was             % for DWS Class S shares and ICT Treasury Fund’s 7-day yield was             % for ICT Institutional Shares. The 7-day yield, which is often referred to as the “current yield,” is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume a fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of a fund over a given period.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information or to learn the current 7-day yield of the Funds, call your financial advisor or the corresponding fund at 1-800-730-1313 (for CRF Treasury Fund) or 1-800-728-3337 (for DWS Treasury Fund) or visit the Funds’ website at www.dws-scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisors and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for ICT Treasury Fund and DWS Treasury Fund. Investment Company Capital Corp. (“ICCC”) is the investment advisor for CRF Treasury Fund. Under the supervision of the Board of each Fund, DeIM with headquarters at 345 Park Avenue, New York, New York 10154 and ICCC with headquarters at One South Street, Baltimore, Maryland 21202, make each applicable Fund’s investment decisions, buy and sell securities for the Fund and conduct research that leads to these purchase and sale decisions. DeIM and ICCC are also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM and ICCC are each an indirect wholly-owned subsidiary of Deutsche Bank AG and part of Deutsche Asset Management (“DeAM”). DeAM is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., ICCC, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience in managing money market funds.

Distribution and Service Fees.    Pursuant to separate but substantially identical underwriting agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the DeIM and ICCC, is the principal underwriter, distributor and administrator for shares of each Fund and acts as agent of the Funds in the continuous sale of their shares.

ICT Treasury Fund has adopted distribution and service plan on behalf of ICT Investment Class shares in accordance with Rule 12b-1 under the 1940 Act. Plans under Rule 12b-1 allow a fund to pay distribution and/or service fees for the sale and distribution of its shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

14

For its services under a Distribution Agreement with ICT Treasury Fund, DWS-SDI will receive a fee from ICT Treasury Fund under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.25% of average daily net assets of the Fund attributable to its ICT Investment Class shares. This fee will be accrued daily as an expense of the ICT Investment Class.

In addition to the Rule 12b-1 plan, ICT Treasury Fund has adopted a shareholder service plan for ICT Investment Class shares. Under the terms of the shareholder service plan, ICT Treasury Fund will pay DWS-SDI an annual service fee of 0.07% of ICT Investment Class’ average daily net assets. DWS-SDI will use the service fee to pay third parties for services for which they are not otherwise being compensated under the Rule 12b-1 plan.

Board Members and Officers.    The Board Members overseeing ICT Treasury Fund are different from those who oversee each Acquired Fund. As more fully described in the statement of additional information for ICT Treasury Fund, which is available upon request, the following individuals comprise the Board of Trustees of ICT Treasury Fund: Shirley D. Peterson (Chair), John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton and Robert H. Wadsworth. In addition, the officers of ICT Treasury Fund are different from those of each Acquired Fund. The Officers of ICT Treasury Fund are Michael Clark, President, Philip J. Collora, Vice President and Assistant Secretary, Paul H. Schubert, Chief Financial Officer and Treasurer, John Millette, Secretary, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer and Robert Kloby, Chief Compliance Officer.

Independent Registered Public Accounting Firm.    Each Fund, except ICT Treasury Fund, has engaged PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, to serve as independent registered public accounting firm for each respective Fund. ICT Treasury Fund has engaged Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, to serve as its independent registered public accounting firm. Ernst & Young LLP audits and reports on ICT Treasury Fund’s annual financial statements, reviews certain regulatory reports and ICT Treasury Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by ICT Treasury Fund.

Charter Documents.    ICT Treasury Fund is a series of Investors Cash Trust, a Massachusetts business trust governed by Massachusetts law. CRF Treasury Fund is a Series of Cash Reserve Fund, Inc. a Maryland Corporation governed by Maryland law. DWS Treasury Fund is a Massachusetts business trust governed by Massachusetts law. ICT Treasury Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated March 9, 1990, as amended from time to time. CRF Treasury Fund is governed by Articles of Amendment and Restatement dated June 23, 2006. DWS Treasury Fund is governed an Amended and Restated Agreement and Declaration of Trust dated June 27, 2006. Each Fund’s Declaration of Trust or Articles of Amendment and Restatement is referred to herein as a “Charter Document” and collectively as the “Charter Documents.” The Charter Documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Charter Document is provided below.

15

Charter Document of ICT Treasury Fund

Shares.    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of the Fund do entitle the holder to any dividends or distributions declared by the Board Members of the Fund, and if the Fund were liquidated, shareholders of the Fund would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights.    The Charter Document of the Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders shall be called for the purpose of electing Board Members when required by the Charter Document or to comply with the 1940 Act. The Board Members or such other person or persons as may be specified in the By-Laws of the Fund may call a shareholder meeting if requested in writing by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Board Member) of the outstanding shares entitled to vote at such meeting. Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Board Member of the Fund may be removed by vote or written consent of fifty percent (50%) of the votes entitled to be cast on the matter. Board Member vacancies may be filled by a majority of the Board Members then in office through written appointment, unless a shareholder vote is required by the 1940 Act. Shares of the Fund have noncumulative voting rights with respect to the election of Board Members. The Fund (or any class) may be terminated by a written instrument signed by a majority of its Board Members, or by the affirmative vote of the holders of fifty percent (50%) of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. Quorum for a shareholder meeting of the Fund is the presence in person or by proxy of 30% of the shares entitled to vote.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing the Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, the Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and provides that the Fund may be covered by insurance that the Board Members consider necessary or appropriate.

Amendment of Charter Document.    The Charter Document of the Fund may be amended at any time by an instrument in writing signed by a majority of the then Board Members when authorized to do so by vote of shareholders holding more than fifty percent (50%) of the shares of each series entitled to vote. The Charter Document may also be amended by the Board Members without shareholder consent if the purpose of

16

the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Internal Revenue Code of 1986, as amended.

Charter Documents of DWS Treasury Fund

Shares.    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of the Fund entitle the holder to any dividends or distributions declared by the Board Members of the Fund, and if the Fund were liquidated, shareholders would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem the shares of any shareholder whose account does not exceed a minimum balance, at the then current net asset value.

Shareholder Meetings and Voting Rights.    The Charter Document of the Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders may be called for the purpose of acting on any matter for which a vote is required by the Charter Document or the 1940 Act, or any other matter deemed by the Board Members to be necessary or desirable. The Charter Document does not grant shareholders the right to call a shareholder meeting by written request (except that Board Members shall call a shareholder meeting for the purpose of voting upon the removal of a Board Member when requested in writing to do so by holders of at least ten percent (10%) of the outstanding shares). Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Board Member of the Fund may be removed (provided that the aggregate number of Board Members after such removal is not less than one) by the action of two-thirds of the remaining Board Members or by the vote of shareholders holding two-thirds of the outstanding shares. Board Member vacancies may be filled by the affirmative vote or consent of a majority of the Board Members then in office, unless a shareholder vote is required by the 1940 Act. Shares of the Fund have noncumulative voting rights with respect to the election of Board Members. The Fund (or any class) may be terminated by a written instrument signed by a majority of its Board Members, or by the affirmative vote of the holders of a majority of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote and voting or voted at a meeting of shareholders at which a quorum is present. Quorum for a shareholder meeting of the Fund is the presence in person or by proxy of the shareholders entitled to vote at least 30% of the shares entitled to vote.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing the Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations

17

of the Fund. Moreover, the Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and, provides that the Fund may be covered by insurance that the Board Members consider necessary or appropriate.

Amendment of Charter Document.    The Charter Document governing the Fund may be amended by the vote of a majority of the shares outstanding and entitled to vote. Any amendment which would change any rights with respect to any shares of the Trust or Fund by reducing the amount payable thereon upon liquidation of the Trust or Fund or by diminishing or eliminating any voting rights pertaining thereto, requires the vote or consent of the holders of two-thirds of the shares of the Trust or Fund outstanding and entitled to vote. The Charter Document may also be amended by the Board Members without shareholder consent if the Board Members deem it necessary to conform the Charter Document to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code of 1986, as amended, or to change the name of the Trust or if they determine that such a change does not materially adversely affect the rights of shareholders.

Charter Document of CRF Treasury Fund

Shares.    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder to any preemption or appraisal rights. Subject to the requirements of the 1940 Act, the Board Members have the authority to grant conversion and exchange rights to shareholders of the Fund. Shares of the Fund entitle the holder to any dividends or distributions declared by the Board Members of the Fund, and if the Fund were liquidated, shareholders of the Fund would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights.    The By-Laws of the Fund do not require that annual meetings of shareholders be held, but special meetings of the shareholders may be called for any purpose by the Board Members or the Chairman or the President. Shares of the Fund entitle their holders to one vote per share; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Board Member vacancies created by an increase in the number of Board Members by the Board may be filled by the Board Members, otherwise vacancies are filled as provided by Maryland General Corporation Law. Quorum for a shareholder meeting of the Fund is the presence in person or by proxy of the shareholders entitled to vote at least one-third of the votes entitled to be cast at the meeting.

Shareholder Liability.    Pursuant to Maryland law, shareholders have no personal liabilities for the debts or obligations of the Corporation or any of its series.

Amendment of Charter Document.    The Fund reserves the right to adopt from time to time any amendment to the Charter Document, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter Document, of any outstanding shares.

18

The foregoing a general summary of certain provisions of the Charter Documents governing Investors Cash Trust, Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGERS

General.    The shareholders of each Acquired Fund are being asked to approve a merger between their Fund and ICT Treasury Fund pursuant to separate Agreements and Plans of Reorganization between each Acquired Fund and ICT Treasury Fund (the “Agreements”). The form of the Agreements is attached to this Prospectus/Proxy Statement as Exhibit A.

Each merger is structured as a transfer of all of the assets of the Acquired Fund to ICT Treasury Fund in exchange for the assumption by ICT Treasury Fund of all liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of Merger Shares equal in number to the outstanding shares of the Acquired Fund as of the Valuation Time.

After receipt of the Merger Shares, each Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Acquired Fund, and the legal existence of each Acquired Fund will be terminated. Each shareholder of each Acquired Fund will receive Merger Shares equal in number to the shareholder’s Acquired Fund shares at the Valuation Time.

Each Acquired Fund and ICT Treasury Fund have substantially similar investment objectives, policies, restrictions and strategies. Because of the similarities in the portfolios of each Fund and the short-term characteristics of the portfolio securities, the Acquired Funds do not expect to dispose of securities prior to the merger, except in the ordinary course. DeIM has represented that as of [            ], 2006, neither CRF Treasury Fund nor DWS Treasury Fund had any investments that were not consistent with the current investment objective, policies, restrictions and strategies of ICT Treasury Fund.

The Board Members overseeing your Fund have voted [unanimously] to approve the Agreement for your Fund and the proposed merger and to recommend that shareholders also approve the merger. With respect to each merger, the transactions contemplated by the Agreement and the related matters described therein will be consummated only if approved, for each Acquired Fund, by the affirmative vote of shareholders of the Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

In the event that a merger does not receive the required shareholder approval, that Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board Members overseeing the Fund may consider such alternatives as may be in the best interests of the Fund. Each merger is separate and distinct from the other merger and is not contingent upon completion of the other merger.

Background and Board Members’ Considerations Relating to the Proposed Mergers.    DeAM first discussed the mergers with the Board Members of each Acquired

19

Fund in early 2006 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Board Members that the program is intended to streamline DeAM’s money market fund business to meet the needs of shareholders and prospects going forward while maximizing internal operational and economic efficiencies. Additionally, DeAM advised the Board Members that the program is intended to eliminate product redundancies, maximize portfolio size wherever possible, reduce risk to both shareholders and DeAM, and create the possibility for higher yielding funds with potentially lower expenses.

The Board Members conducted a thorough review of the potential implications of each merger. They were assisted in this review by their independent legal counsel. The Board Members met on several occasions to review and discuss the mergers, both among themselves and with representatives of DeAM. In the course of their review, the Board Members requested and received substantial information.

On [            ], 2006, the Board Members of DWS Treasury Fund and CRF Treasury Fund, including those Board Members who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Board Members”), approved the terms of each merger. They have also recommended that each merger be approved by each Acquired Fund’s respective shareholders.

In determining whether to recommend that shareholders of each of DWS Treasury Fund and CRF Treasury Fund approve the merger of their respective Fund, the Board Members of Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund considered the following factors, among others:

•	The compatibility of DWS Treasury Fund’s and CRF Treasury Fund’s and ICT Treasury Fund’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of DWS Treasury Fund and CRF Treasury Fund to pursue similar investment goals in a larger fund;

•	The limited impact of the transaction on the deviation between an Acquired Fund’s class’s current market price net asset value per share and $1.00;

•	The fees and operating expense ratios of DWS Treasury Fund and CRF Treasury Fund and ICT Treasury Fund, including comparisons between the expenses of DWS Treasury Fund and CRF Treasury Fund and the estimated operating expense ratios of the combined fund, and in particular noted that the total net operating expense ratio of the applicable class of the combined fund was anticipated to be [equal to or lower than] the current total net operating expense ratio of the corresponding class of DWS Treasury Fund and CRF Treasury Fund, as applicable;

•	DeIM has agreed to cap the total net operating expense ratio of each applicable class of the combined fund to be exchanged in the merger at a level [equal to or lower than] the current total net operating expense ratio of the corresponding class of DWS Treasury Fund and CRF Treasury Fund for at least three years following the merger;

•	DeAM has agreed to pay all costs associated with the mergers;

•	The mergers would not result in the dilution of shareholder interests and the terms and conditions are fair and reasonable and consistent with industry practice;

•	Services available to shareholders of ICT Treasury Fund are substantially similar on a class-level basis;

20

•	Prospects for the combined fund to attract additional assets;

•	The federal income tax consequences of the merger on DWS Treasury Fund and CRF Treasury Fund and their shareholders, as well as historical and pro forma attributes of each of DWS Treasury Fund and CRF Treasury Fund, and the effect of the merger on certain losses of each of DWS Treasury Fund and CRF Treasury Fund;

•	The investment performance of DWS Treasury Fund, CRF Treasury Fund and ICT Treasury Fund; and

•	DeIM has agreed to indemnify ICT Treasury Fund against certain liabilities ICT Treasury Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in ICT Treasury Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

The Board Members of Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund concluded with respect to the proposed merger of CRF Treasury Fund and DWS Treasury Fund into ICT Treasury Fund that : (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund would not be diluted as a result of the merger. Accordingly, the Board Members of Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund [unanimously] recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

Agreements and Plans of Reorganization.    The proposed mergers will be governed by the Agreements, the form of which is attached as Exhibit A. Each Agreement provides that ICT Treasury Fund will acquire all of the assets of the Acquired Fund solely in exchange for the assumption by ICT Treasury Fund of all liabilities of the Acquired Fund and for the issuance of Merger Shares equal in number to the shares of the Acquired Fund outstanding as of the Valuation Time. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ assets and liabilities are valued for the merger (4:00 p.m. Eastern time, on [            ], 2007, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement.

Each Acquired Fund will transfer all of its assets to ICT Treasury Fund, and in exchange, ICT Treasury Fund will assume all liabilities of the Acquired Funds and deliver to each Acquired Fund Merger Shares equal in number to the shares of the Acquired Fund outstanding as of the Valuation Time. Immediately following the transfer of assets on the Exchange Date, each Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the Merger Shares received by the Acquired Fund, as follows: (1) shareholders of CRF Institutional Shares will receive ICT Institutional Shares; (2) shareholders of CRF Treasury Shares will receive ICT Investment Class shares; and (3) shareholders of DWS Class S shares will receive ICT Class S shares. As a result of each proposed merger, each shareholder of the Acquired Funds will receive Merger Shares of the class indicated above equal in number to the Acquired Fund shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of ICT Treasury Fund in the name of such Acquired Fund shareholders, each account representing the respective number of

21

Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Board Members of Cash Reserve Fund, Inc., DWS U.S. Treasury Money Fund and Investors Cash Trust have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreements, and the Board Members of each Fund have determined that the proposed merger of their Fund is in the Fund’s best interests.

The consummation of each merger is subject to the conditions set forth in the Agreements. An Agreement may be terminated and a merger abandoned (i) by mutual consent of the parties, (ii) by any party to the Agreement if the merger shall not be consummated by [            ], 2007, (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, or (iv) if the net asset value per share of either party to the Agreement calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost.

If shareholders of each Acquired Fund approve the merger of their Fund, ICT Treasury Fund has agreed to identify in writing prior to the Exchange Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of ICT Treasury Fund, and the Acquired Fund agrees to dispose of such assets prior to the Exchange Date. ICT Treasury Fund also agrees to identify in writing prior to the Exchange Date any assets that it would like the Acquired Fund to purchase, consistent with ICT Treasury Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with the cash proceeds from the disposition of assets identified by ICT Treasury Fund. DeIM has represented that it does not expect ICT Treasury Fund to identify any such assets in either Acquired Fund.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreements, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to shareholders of each Acquired Fund in accordance with the Agreements as described above. Each class of the Merger Shares has substantially the same characteristics as shares of the corresponding class of the applicable Acquired Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your Acquired Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the ICT Treasury Fund Prospectuses, copies of which were mailed with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by ICT Treasury Fund of all the assets of the Acquired Fund solely in exchange for Merger Shares and the assumption by ICT Treasury Fund

22

of all of the liabilities of the Acquired Fund, followed by the distribution by such Acquired Fund to its shareholders of Merger Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and ICT Treasury Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to ICT Treasury Fund in exchange for Merger Shares and the assumption of the Acquired Fund’s liabilities by ICT Treasury Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of the Acquired Fund.

•	Under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for their Acquired Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefore.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefore, provided that such Acquired Fund shareholder held such Acquired Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, ICT Treasury Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Merger Shares and the assumption by ICT Treasury Fund of all the liabilities of the Acquired Fund.

•	Under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to ICT Treasury Fund in the reorganization will be the same in the hands of ICT Treasury Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to ICT Treasury Fund in the reorganization in the hands of ICT Treasury Fund will include the periods during which such assets were held by the Acquired Fund.

•	ICT Treasury Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Each Fund intends to declare dividends daily and distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, monthly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in

23

the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreements are approved by an Acquired Fund’s shareholders, such Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carry-forwards, if any) immediately prior to the Closing (as defined in the Agreements).

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders may wish to consult their own tax advisors as to the specific consequences to them of their merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table sets forth the capitalization of each Fund as of                     , 2006, and of ICT Treasury Fund on a pro forma combined basis, giving effect to the proposed merger as of that date.(1)

	CRF Treasury Fund	DWS Treasury Fund	ICT Treasury Fund	Pro Forma Adjustments	Pro Forma Combined (assuming consummation of CRF Treasury Fund merger)	Pro Forma Combined (assuming consummation of DWS Treasury Fund merger)	Pro Forma Combined (assuming consummation of both mergers
Net Assets
CRF Institutional Shares	$	$		$	$	$	$
CRF Treasury Shares	$	$		$	$	$	$
DWS Class S shares	$	$		$	$	$	$
ICT Institutional Shares
ICT Investment Class
ICT Class S Shares
ICT Premier Money Market Shares
Total Net Assets	$	$		$	$	$	$
Shares Outstanding
CRF Institutional Shares	$	$		$	$	$	$
CRF Treasury Shares	$	$		$	$	$	$
DWS Class S shares	$	$		$	$	$	$
ICT Institutional Shares	$	$		$	$	$	$
ICT Investment Class	$	$		$	$	$	$
ICT Class S Shares
ICT Premier Money Market Shares

(1)	Assumes the merger had been consummated on , 2006, and is for information purposes only. No assurance can be given as to how many shares of ICT

24

Treasury Fund will be received by the shareholders of each Acquired Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of ICT Treasury Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of ICT Treasury Fund as of                     , 2006, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreements provide that ICT Treasury Fund will be the surviving Fund following the mergers and because ICT Treasury Fund’s investment objective, policies, restrictions and strategies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of each Acquired Fund to ICT Treasury Fund as contemplated by the Agreements.

The Board Members overseeing each Acquired Fund [unanimously] recommend approval of the merger by shareholders of the Fund.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is being furnished in connection with the proposed mergers of (a) CRF Treasury Fund into ICT Treasury Fund and (b) DWS Treasury Fund into ICT Treasury Fund, and the solicitation of proxies by and on behalf of the Board Members of Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund for use at the Joint Special Meeting of shareholders of the Acquired Funds. The Meeting is to be held on March 15, 2007, at [9:00 a.m.] Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of a Joint Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about [            ], 2007.

As of December 20, 2006, CRF Treasury Fund had the following shares outstanding:

Share Class	Number of Shares
Cash Reserve Treasury Institutional Shares	[Number of Shares]
Cash Reserve Treasury Shares	[Number of Shares]

As of December 20, 2006, DWS Treasury Fund had the following shares outstanding:

Share Class	Number of Shares
Class S shares	[Number of Shares]

Only shareholders of record on December 20, 2006 will be entitled to notice of and to vote at the Meeting. With respect to each proposal, each share is entitled to one vote, with fractional shares voting proportionally.

The Board Members of each Acquired Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board Members’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

25

Required Vote.    Proxies are being solicited from each Acquired Fund’s shareholders by the Board Members of each Acquired Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the applicable Agreement. With respect to each proposal, the transactions contemplated by the Agreement will be consummated only if approved for each Acquired Fund by the affirmative vote of shareholders of the Fund entitled to vote more than fifty (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of each Acquired Fund at the close of business on December 20, 2006 (the “Record Date”) will be entitled to vote with respect to their merger at the Meeting or any adjournment thereof. For DWS Treasury Fund, the holders of 30% of the shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to DWS Treasury Fund for the Meeting. For CRF Treasury Fund, the holders of one-third of the shares of CRF Treasury Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to the Meeting for CRF Treasury Fund.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    [As of December 20, 2006, the officers and Board Members of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund]. To the best of the knowledge of CRF Treasury Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of CRF Treasury Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of DWS Treasury Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of DWS Treasury Fund as of December 20, 2006:

Class	Shareholder Name and Address	Percentage Owned

26

To the best of the knowledge of ICT Treasury Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of ICT Treasury Fund as of December 20, 2006:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Acquired Funds, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $            and $            for CRF Treasury Fund and DWS Treasury Fund, respectively. As the Meeting date approaches, certain shareholders of the Acquired Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Funds. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Board Members believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

27

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at (866) 774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Acquired Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Acquired Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the Acquired Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    For CRF Treasury Fund, in the event that the necessary quorum to transact business is not obtained at the Meeting, the stockholders present at the Meeting may, without further notice, adjourn the Meeting from time to time (but not more than 120 days after the original record date for the Meeting) until a quorum shall attend.

For DWS Treasury Fund, any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without notice with respect to the proposal to be considered at the meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the meeting of shareholders prior to the meeting with notice to the shareholders entitled to vote at the meeting.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements.

28

Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed

29

prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001–2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

30

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [            ] day of             , 2006, by and among Investors Cash Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Treasury Portfolio (the “Acquiring Fund”), a separate series of the Acquiring Trust; [DWS U.S. Treasury Money Fund]/[Cash Reserve Fund, Inc.] (the “Acquired [Trust]/[Company]”), a [Massachusetts business trust]/[Maryland corporation, on behalf of Treasury Series (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”)]; and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606 and the principal place of business of the Acquired [Trust]/[Company] is [Two International Place, Boston, Massachusetts 02110]/[One South Street, Baltimore, Maryland 21202].

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of the transfer of all the assets of the Acquired [Fund]/[Trust] to the Acquiring Fund in exchange solely for [Institutional and Investment Class]/[DWS U.S. Treasury Money Fund Class S] voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all the liabilities of the Acquired [Fund]/[Trust] and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired [Fund]/[Trust] in complete liquidation of the Acquired [Fund]/[Trust] as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired [Fund]/[Trust] to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired [Fund]/[Trust] Liabilities and the Liquidation of the Acquired [Fund]/[Trust]

1.1  [For Cash Reserve Fund, Inc. – Treasury Series] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Institutional Acquiring Fund Shares equal in number to Cash Reserve Fund Treasury Institutional Shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1 and Investment Class Acquiring Fund Shares equal in number to Cash Reserve Fund Treasury Shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Acquired Company Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.1  [For DWS U.S. Treasury Money Fund] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer to the Acquiring Fund all of the Acquired Trust’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Trust that number of full and fractional DWS U.S. Treasury Money Fund Class S Acquiring Fund Shares equal in number to Class S shares of the Acquired Trust outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all the liabilities of the Acquired Trust, including, but not limited to, any deferred compensation payable to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Trust shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.2  The assets of the Acquired [Fund]/[Trust] to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired [Fund]/[Trust] and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired [Fund]/[Trust] prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired [Fund]/[Trust]’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired [Fund]/[Trust] immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired [Fund]/[Trust] will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired [Fund]/[Trust] will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  [For Cash Reserve Fund, Inc.—Treasury Series] Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders (the “Acquired Fund Shareholders”) of record with respect to (i) Cash Reserve Fund Treasury Institutional Shares, determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Institutional Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and (ii) Cash Reserve Fund Treasury Shares determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Investment Class Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1. The Acquired Fund will then completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the

Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Institutional Acquiring Fund Shares to be so credited to the Cash Reserve Fund Treasury Institutional Shares Acquired Fund Shareholders shall be equal to the number of the Cash Reserve Fund Treasury Institutional Shares owned by such shareholders as of the Valuation Time. The number of Investment Class Acquiring Fund Shares to be so credited to the Cash Reserve Fund Treasury Shares Acquired Fund Shareholders shall be equal to the number of the Cash Reserve Fund Treasury Shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, and therefore share certificates representing interests in Cash Reserve Fund Treasury Institutional Shares and Cash Reserve Fund Treasury Shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.2. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5  [For DWS U.S. Treasury Money Fund] Immediately after the transfer of Assets provided for in section 1.1, the Acquired Trust will distribute to the Acquired Trust’s shareholders of record (the “Acquired Trust Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Trust pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Trust on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Trust Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Acquiring Fund Shares to be so credited to the Acquired Trust Shareholders shall be equal in number to the Acquired Trust shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Trust will simultaneously be cancelled on the books of the Acquired Trust, and therefore share certificates representing interests in shares of the Acquired Trust, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.2. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired [Fund]/[Trust] including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired [Fund]/[Trust].

1.8  All books and records of the Acquired [Fund]/[Trust], including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired [Fund]/[Trust] shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures adopted by the Acquiring Trust’s Board of Trustees and set forth in the Acquiring Fund’s shares current prospectus or statement of additional information, copies of which have been delivered to the Acquired [Fund]/[Trust].

2.2  Acquired [Fund]/[Trust] Shareholders shall be entitled to receive, with respect to each full and fractional share of the Acquired [Fund]/[Trust] held by such shareholder, a full and fractional Acquiring Fund Share.

2.3  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of Rule 2a-7 of the 1940 Act and shall be subject to confirmation by such Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be [            ], 2007, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired [Fund]/[Trust] shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired [Fund]/[Trust], shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired [Fund]/[Trust]’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired [Fund]/[Trust] to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired [Fund]/[Trust] as of the Closing Date by the Acquired [Fund]/[Trust] for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired [Fund]/[Trust]’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired [Fund]/[Trust] shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  [DWS Scudder Investment Service Company (“DWS-SISC”)]/[DWS Scudder Service Corporation (“DWS SSC”)], as transfer agent for the Acquired [Fund]/[Trust] shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired [Fund]/[Trust] Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired [Fund]/[Trust] shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired [Fund]/[Trust] or provide evidence satisfactory to the Acquired [Fund]/[Trust] that such Acquiring Fund Shares have been credited to the Acquired [Fund]/[Trust]’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired [Fund]/[Trust] shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the [Board of Trustees]/[Board of Directors] of either party to this Agreement, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired [Fund]/[Trust] is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6 The liabilities of the Acquired [Fund]/[Trust] shall include all of the Acquired [Fund]/[Trust]’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation payable to the Acquired [Fund]/[Trust]’s Board members.

4.	Representations and Warranties

4.1  The Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired [Trust]/[Company] is a [voluntary association with transferable shares commonly referred to as a Massachusetts business trust]/[Maryland corporation] duly organized and validly existing under the laws of [The Commonwealth of Massachusetts]/[State of Maryland] with power under the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Amendment and Restatement], as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired [Fund]/[Trust], to carry out the Agreement. [The Acquired Fund is a separate series of the Acquired [Trust]/[Company] duly designated in accordance with the applicable provisions of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Amendment and Restatement]]. The Acquired [Trust]/[Company] [and Acquired Fund] [are]/[is] qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired [Trust]/[Company] [or Acquired Fund]. The Acquired [Fund]/[Trust] has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired [Fund]/[Trust];

(b)  The Acquired [Trust]/[Company] is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired [Fund]/[Trust] is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired [Fund]/[Trust] of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired [Trust]/[Company] is not, and the execution, delivery and performance of this Agreement by the Acquired [Trust]/[Company] will not result (i) in violation of [Massachusetts]/[Maryland] law or of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Amendment and Restatement], as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired [Fund]/[Trust] is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired [Fund]/[Trust] will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired [Fund]/[Trust] is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired [Fund]/[Trust];

(e)  Other than as disclosed on a schedule provided by the Acquired [Fund]/[Trust], no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired [Fund]/[Trust] or any properties or assets held by it. The Acquired [Fund]/[Trust] knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired [Fund]/[Trust] at and for the fiscal year ended [March 31, 2006/May 31, 2006], have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired [Fund]/[Trust] as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired [Fund]/[Trust] required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since [March 31, 2006/May 31, 2006], there has not been any material adverse change in the Acquired [Fund]/[Trust]’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired [Fund]/[Trust] of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired [Fund]/[Trust] due to declines in market values of securities in the Acquired [Fund]/[Trust]’s portfolio, the discharge of Acquired [Fund]/[Trust] liabilities, or the redemption of Acquired [Fund]/[Trust] shares by Acquired [Fund]/[Trust] Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired [Fund]/[Trust] required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired [Fund]/[Trust]’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired [Fund]/[Trust] has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired [Fund]/[Trust] (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights [(recognizing that, under Massachusetts law, Acquired Trust Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Trust),] and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of [DWS-SISC]/[DWS SSC], as provided in section 3.4. The Acquired [Fund]/[Trust] does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired [Fund]/[Trust], nor is there outstanding any security convertible into any shares of the Acquired [Fund]/[Trust];

(k)  At the Closing Date, the Acquired [Fund]/[Trust] will have good and marketable title to the Acquired [Fund]/[Trust]’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired [Trust]/[Company] (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired [Fund]/[Trust] Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired [Fund]/[Trust] for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired [Fund]/[Trust] conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired [Fund]/[Trust], will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired [Fund]/[Trust] as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended March 31, 2006, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired [Fund]/[Trust]) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since March 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired [Fund]/[Trust]. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for its taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into any shares of the Acquiring Fund;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired [Fund]/[Trust], for the account of the Acquired [Fund]/[Trust] Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired [Fund]/[Trust] has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired [Fund]/[Trust] for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired [Fund]/[Trust]

5.1  The Acquiring Fund and the Acquired [Fund]/[Trust] each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired [Fund]/[Trust] and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired [Fund]/[Trust] and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired [Fund]/[Trust].

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired [Fund]/[Trust]’s books and records necessary to maintain current knowledge of the Acquired [Fund]/[Trust] and to ensure that the representations and warranties made by the Acquired [Fund]/[Trust] are accurate.

5.3  The Acquired [Fund]/[Trust] covenants to call a meeting of the Acquired [Fund]/[Trust] Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2006.

5.4  The Acquired [Fund]/[Trust] covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired [Fund]/[Trust] covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired [Fund]/[Trust] shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired [Fund]/[Trust] will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired [Fund]/[Trust] Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired [Fund]/[Trust] will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired [Fund]/[Trust] covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired [Fund]/[Trust], execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired [Fund]/[Trust] may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired [Fund]/[Trust] title to and possession of all Acquiring Fund Shares to be transferred to the Acquired [Fund]/[Trust] pursuant to this Agreement and (ii) assume all the liabilities of the Acquired [Fund]/[Trust].

5.11  As soon as reasonably practicable after the Closing, the Acquired [Fund]/[Trust] shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired [Fund]/[Trust] shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquired [Trust]/[Company], the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquired [Trust]/[Company], the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired [Fund]/[Trust] will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired [Fund]/[Trust] that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired [Fund]/[Trust] agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired [Fund]/[Trust] to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired [Fund]/[Trust] agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired [Fund]/[Trust]

The obligations of the Acquired [Fund]/[Trust] to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired [Fund]/[Trust], its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired [Fund]/[Trust] on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired [Fund]/[Trust] shall reasonably request.

6.3  The Acquired [Fund]/[Trust] shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired [Fund]/[Trust], and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is validly existing as a business trust under the laws of The Commonwealth of Massachusetts;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is duly registered as a series of an investment company with the Commission and no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired [Trust]/[Company].

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Trust shall have entered into an expense cap agreement with DeIM limiting the expenses of [Institutional and Investment Class shares of the Acquiring Fund to [__]% and [__]%, respectively]/[DWS U.S. Treasury Money Fund Class S shares of the Acquiring Fund to [__]%], excluding certain other expenses such as extraordinary expenses, taxes, brokerage and interest for a period of three years commencing on the Closing Date, in a form reasonably satisfactory to the Acquired [Fund]/[Trust].

6.6  The Acquiring Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired [Fund]/[Trust] of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired [Fund]/[Trust] or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired [Fund]/[Trust] which the Acquired [Fund]/[Trust] reasonably believes might result in such litigation.

7.2  The Acquired [Fund]/[Trust] shall have delivered to the Acquiring Fund a statement of the Acquired [Fund]/[Trust]’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired [Trust]/[Company].

7.3  The Acquired [Fund]/[Trust] shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired [Trust]/[Company]’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired [Trust]/[Company] [with respect to the Acquired Fund] made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of [Ropes & Gray LLP]/[Willkie Farr & Gallagher LLP], in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired [Trust]/[Company] has been formed and is [validly existing as a business trust under the laws of The Commonwealth of Massachusetts]/[validly existing as a corporation under the laws of the State of Maryland];

(b)  the Acquired [Fund]/[Trust] has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired [Trust]/[Company]’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] and constitutes a valid and legally binding obligation of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired [Fund]/[Trust]’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Amendment and Restatement], as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired [Fund]/[Trust] pursuant to section 4.1 of the Agreement, the Acquired [Fund]/[Trust] is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired [Fund]/[Trust], (ii) the Acquired [Fund]/[Trust] is duly registered as a series of an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired [Fund]/[Trust] under the federal laws of the United States or the laws of [The Commonwealth of Massachusetts]/[the State of Maryland] for the exchange of the Acquired [Fund]/[Trust]’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by [Ropes & Gray LLP]/[Willkie Farr & Gallagher LLP] of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired [Trust]/[Company].

7.5  The Acquired [Fund]/[Trust] shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired [Fund]/[Trust] on or before the Closing Date.

7.6  The Acquired [Fund]/[Trust]’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired [Fund]/[Trust]

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired [Fund]/[Trust] or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired [Fund]/[Trust] in accordance with the provisions of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Amendment and Restatement], as amended, and By-Laws, applicable [Massachusetts]/[Maryland] law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired [Fund]/[Trust] may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired [Fund]/[Trust] to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired [Fund]/[Trust], provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired [Fund]/[Trust], in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all the assets of Acquired [Fund]/[Trust] solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired [Fund]/[Trust], followed by the distribution by Acquired [Fund]/[Trust] to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired [Fund]/[Trust], all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired [Fund]/[Trust] will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired [Fund]/[Trust] will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the

Acquired [Fund]/[Trust] liabilities by Acquiring Fund, and Acquired [Fund]/[Trust] will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired [Fund]/[Trust]; (iii) under Section 354 of the Code, shareholders of Acquired [Fund]/[Trust] will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired [Fund]/[Trust] shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired [Fund]/[Trust] will be the same as the aggregate basis of Acquired [Fund]/[Trust] shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired [Fund]/[Trust] shareholder will include the holding period of the Acquired [Fund]/[Trust] shares exchanged therefor, provided that the Acquired [Fund]/[Trust] shareholder held the Acquired [Fund]/[Trust] shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired [Fund]/[Trust] in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired [Fund]/[Trust]; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired [Fund]/[Trust] transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired [Fund]/[Trust] immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired [Fund]/[Trust] transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired [Fund]/[Trust]; and (ix) Acquiring Fund will succeed to and take into account the items of the Acquired [Fund]/[Trust] described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Acquiring Trust and Acquired [Trust]/[Company]. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired [Fund]/[Trust] may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired [Fund]/[Trust] and each of the Acquired [Trust]/[Company]’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired [Trust]/[Company] or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired [Fund]/[Trust] agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired [Fund]/[Trust] of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired [Fund]/[Trust] in connection with the rebalancing of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired [Fund]/[Trust] agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before [            ], 2007, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iv) if the net asset value per share of either party calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired [Fund]/[Trust] and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired [Fund]/[Trust] Shareholders called by the Acquired [Fund]/[Trust] pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired [Fund]/[Trust] Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired [Fund]/[Trust], [One South Street, Baltimore, Maryland 21202]/[Two International Place, Boston, Massachusetts 02110], [with a copy to Ropes & Gray LLP, International Place, Boston, Massachusetts 02110, Attention: John W. Gerstmayr]/[with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10017, Attention: Burton M. Leibert, Esq.], or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired [Trust]/[Company] or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired [Fund]/[Trust] and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquiring Trust and the Acquired [Trust]/[Company] mean and refer to the Board members of the Acquiring Trust and the Acquired [Trust]/[Company] from time to time serving under its [Declaration of Trust]/[Articles of Amendment and Restatement] on file with the Secretary of State of [The Commonwealth of Massachusetts]/[the State of Maryland], as the same may be amended from time to time, pursuant to which the Acquiring Trust and the Acquired [Trust]/[Company] conducts its business. It is expressly agreed that the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquiring Trust and the Acquired [Trust]/[Company] or the Acquiring Fund [and the Acquired Fund] personally, but bind only the respective property of the Acquiring Fund [and the Acquired Fund], as provided in the Acquiring Trust and the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Amendment and Restatement]. Moreover, no series of the Acquiring Trust and the Acquired [Trust]/[Company] other than the Acquiring Fund [and the Acquired Fund] shall be responsible for the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder, and all persons shall look only to the assets of the Acquiring Fund [and the Acquired Fund] to satisfy the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder. The execution and the delivery of this Agreement have been authorized by the Acquiring Trust’s and the Acquired [Trust]/[Company]’s Board members, on behalf of the Acquiring Fund [and the Acquired Fund], and this Agreement has been signed by authorized officers of the Acquiring Fund [and the Acquired Fund] acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquiring Fund [and the Acquired Fund], as provided in the Acquiring Trust’s and the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Amendment and Restatement].

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund [or the Acquired Fund] shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund [or the Acquired Fund] (the “Obligated Fund”), and in no event shall any other series of the Acquiring Trust and the Acquired [Trust]/[Company] or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of [The Commonwealth of Massachusetts]/[the State of Maryland], without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	[CASH RESERVE FUND, INC., on behalf of Treasury Series]/[DWS U.S. TREASURY MONEY FUND]

John Millette, Secretary	By: Its:

Attest:	INVESTORS CASH TRUST, on behalf of Treasury Portfolio

John Millette, Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

	DWS U.S. TREASURY MONEY FUND	PROXY CARD
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
280 Oser Avenue	March 15, 2007, Eastern time, on
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Joint Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on March 15, 2007

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of DWS U.S. Treasury Money Fund (“DWS Treasury Fund”) to the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”), in exchange for shares of ICT Treasury Fund and the assumption by ICT Treasury Fund of all liabilities of DWS Treasury Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Treasury Fund in complete liquidation and termination of DWS Treasury Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

	CASH RESERVE FUND, INC.	PROXY CARD
TREASURY SERIES
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
280 Oser Avenue	345 Park Avenue, 27th Floor, New York, New York 10154
Hauppauge, NY 11788-3610	March 15, 2007, Eastern time, on

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Joint Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on March 15, 2007

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of the Treasury Series of Cash Reserve Fund, Inc. (“CRF Treasury Fund”) to the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”), in exchange for shares of ICT Treasury Fund and the assumption by ICT Treasury Fund of all liabilities of CRF Treasury Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of CRF Treasury Fund in complete liquidation and termination of CRF Treasury Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED

FUNDS/PORTFOLIOS :

Cash Account Trust	DWS Global Bond Fund
DWS RREEF Real Estate Securities Fund
Government & Agency Securities Portfolio	DWS Global Opportunities Fund
DWS S&P 500 Index Fund
Money Market Portfolio	DWS Global Thematic Fund
DWS Short Duration Fund
Tax-Exempt Portfolio	DWS GNMA Fund
DWS Short Duration Plus Fund
Cash Management Fund Institutional	DWS Gold & Precious Metals Fund
DWS Short Term Bond Fund
Cash Management Fund Investment	DWS Growth & Income Fund
DWS Short-Term Municipal Bond Fund
Cash Reserve Fund, Inc.	DWS Growth Allocation Fund
DWS Small Cap Core Fund
Prime Series	DWS Growth Plus Allocation Fund
DWS Small Cap Growth Fund
Tax-Free Series	DWS Health Care Fund
DWS Small Cap Value Fund
Treasury Series	DWS High Income Fund
DWS Strategic Income Fund
Cash Reserves Fund Institutional	DWS High Income Plus Fund
DWS Target 2008 Fund
Daily Assets Fund Institutional	DWS High Yield Tax Free Fund
DWS Target 2010 Fund
DWS Balanced Fund	DWS Inflation Protected Plus Fund
DWS Target 2011 Fund
DWS Blue Chip Fund	DWS Intermediate Tax/AMT Free Fund
DWS Target 2012 Fund
DWS California Tax-Free Income Fund	DWS International Equity Fund
DWS Target 2013 Fund
DWS Capital Growth Fund	DWS International Fund
DWS Target 2014 Fund
DWS Cash Investment Trust	DWS International Select Equity Fund
DWS Tax Free Money Fund
DWS Commodity Securities Fund	DWS international Value Opportunities Fund
DWS Technology Fund
DWS Communications Fund
DWS U.S. Bond Index Fund
DWS Conservative Allocation Fund	DWS Japan Equity Fund
DWS U.S. Government Securities Fund
DWS Core Fixed Income Fund	DWS Large Cap Value Fund
DWS U.S. Treasury Money Fund
DWS Core Plus Allocation Fund	DWS Large Company Growth Fund
DWS Value Builder Fund
DWS Core Plus Income Fund	DWS Latin America Equity Fund
Investors Cash Trust
DWS Disciplined Market Neutral Fund	DWS Lifecycle Long Range Fund
Government & Agency Securities
DWS Dreman Concentrated Value Fund	DWS Managed Municipal Bond Fund
Portfolio Treasury Portfolio
DWS Dreman Financial Services Fund	DWS Massachusetts Tax-Free Fund
Investors Municipal Cash Fund
DWS Dreman High Return Equity Fund	DWS Micro Cap Fund
Investors Florida Municipal Cash Fund
DWS Dreman Mid Cap Value Fund	DWS Mid Cap Growth Fund
Investors Michigan Municipal Cash Fund
DWS Dreman Small Cap Value Fund	DWS Moderate Allocation Fund
Investors New Jersey Municipal Cash
DWS EAFE(R) Equity Index Fund	DWS Money Funds
DWS Emerging Markets Equity Fund	DWS Government & Agency Money Fund
Investors Pennsylvania Municipal Cash
DWS Emerging Markets Fixed Income Fund	DWS Money Market Prime Series Fund
DWS Enhanced S&P 500 Index Fund	DWS Tax-Exempt Money Fund
Tax-Exempt New York Money Market Fund
DWS Equity 500 Index Fund	DWS Money Market Series
Money Market Fund Investment
DWS Equity income Fund	DWS New York Tax-Free Income Fund
NY Tax Free Money Fund
DWS Equity Partners Fund	DWS Pacific Opportunities Equity Fund
Tax Free Money Fund Investment
DWS Europe Equity Fund	DWS RREEF Global Real Estate Securities
Tax-Exempt California Money Market Fund	Fund
Treasury Money Fund
Treasury Money Fund Investment

The following information supplements disclosure in the purchase and redemption information section of each fund’s/portfolio’s prospectuses:

The fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the

[DWS SCUDDER LOGO]
Deutsche Bank Group
October 30, 2006
DMF-3612

fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the SAI as payable to all financial advisors . For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500 ,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this fund or of any particular share class of the fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this fund. Additional information regarding these revenue sharing payments is included in the fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform “) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006
DMF-3612

2

INVESTORS CASH TRUST – TREASURY PORTFOLIO

PROSPECTUS FOR DWS U.S. TREASURY MONEY FUND CLASS S SHARES

DATED AUGUST 1, 2006

TO COME

SUPPLEMENT TO THE CURRENTLY EFFECTIVE

PROSPECTUS

Investors Cash Trust: Treasury Portfolio, Service Shares

Effective August 15, 2006, the above-referenced portfolio and the existing class of shares will be known as follows:

Current Name	New Name
Investors Cash Trust:	Investors Cash Trust:
Treasury Portfolio, Service Shares	Treasury Portfolio, Institutional Shares

This change does not represent a change in the current investment strategy or policies of the portfolio.

Please Retain This Supplement for Future Reference

August 11, 2006	[Logo]DWS
SCUDDER
Deutsche Bank Group

Investors Cash Trust

Service Shares

PROSPECTUS

August 1, 2006

Treasury Portfolio

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

INVESTORS CASH TRUST

TICKER SYMBOL ICTXX

Treasury Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in short-term US Treasury securities or in repurchase agreements backed by US Treasury securities. The timely payment of principal and interest on these securities is guaranteed by the full faith and credit of the US government. The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Portfolio securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.

Principal investments

The portfolio exclusively invests in the following types of investments:

•	US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most portfolio shareholders, the bulk of portfolio distributions will be free from these taxes as well (although not from federal income tax).

3

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio’s high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

4

The Portfolio’s Performance History

The bar chart shows how the total returns for the portfolio’s Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio’s Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the portfolio’s Service Shares’ 7-day yield was 3.69%. To learn the current 7-day yield, investors may call the portfolio’s Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The “total return” of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year- by- year returns of the portfolio over a given period.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

1996	5.20
1997	5.75
1998	5.21
1999	5.30
2000	6.09
2001	3.74
2002	1.52
2003	0.92
2004	1.10
2005	2.96

2006 total return as of June 30: 2.19%

For the periods included in the bar chart:

Best Quarter: 1.57%, Q3 2000	Worst Quarter: 0.19%, Q1 2004

Average Annual Total Returns as of 12/31/2005

1 Year	5 Years	10 Years
2.96%	2.04%	3.67%

Total returns would have been lower if operating expenses hadn’t been reduced.

For more recent Service Shares performance information, contact the financial advisor from which you obtained this prospectus.

5

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn’t include any fees that may be charged by your financial advisor.

Fee Table

Shareholder Fees (%) (paid directly from your investment)	None
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
Management Fee	0.15%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.27
Total Annual Portfolio Operating Expenses	0.42
Fee Waivers/Expense Reimbursements**	0.17
Net Annual Operating Expenses**	0.25

*	Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

**	Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.25%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Example

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this portfolio’s Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

1 Year	3 Years	5 Years	10 Years
$26	$118	$218	$513

6

Other Policies and Risks

While the previous pages describe the main points of the portfolio’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the Board could change the portfolio’s investment goal without seeking shareholder approval.

•	The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s policy of investing exclusively in short-term US Treasury securities or in repurchase agreements backed by these securities.

•	A complete list of the portfolio’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio’s top ten holdings and other information about the portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio’s Statement of Additional Information includes a description of the portfolio’s policies and procedures with respect to the disclosure of the portfolio’s portfolio holdings.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio’s permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio’s investment decisions, buys and sells securities for the portfolio, and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management (“DeAM”), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

7

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. Below is the actual management fee rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio’s average daily net assets:

Portfolio Name	Fee Paid
Treasury Portfolio	0.05%

The portfolio’s shareholder report for the semiannual period ended September 30, 2005 contains a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

8

With respect to the regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

9

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

10

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the last page).

Treasury Portfolio — Service Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.034	.014	.008	.014	.03
Distributions from net investment income	(.034)	(.014)	(.008)	(.014)	(.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)(a)	3.48	1.43	.84	1.41	2.75

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	3		3	10	32	51
Ratio of expenses before expense reductions (%)	.42		.55	.53	.34	.32
Ratio of expenses after expense reductions (%)	.25		.25	.25	.25	.25
Ratio of net investment income (%)	3.55	(b)	1.40	.84	1.42	2.84

(a)	Total return would have been lower had certain expenses not been reduced.

(b)	Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

11

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio’s Service Shares. The portfolio has one other share class. The portfolio’s additional class is described in a separate prospectus and has different fees, requirements and services.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

12

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For the portfolio, wire transactions that arrive by 4:00 p.m. Eastern time will receive that day’s dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend.

13

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive “same-day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same-day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same-day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio’s Statement of Additional Information for more information.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio’s transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company

Attention: Transaction Processing

P.O. Box 219153

Kansas City, MO 64121

Your financial advisor may set its own minimum investment, although that set by the portfolio is as follows:

•	Minimum initial investment: $1,000,000

•	Subsequent investments may be made in any amount

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received) although, it could be delayed for up to seven days. It could also be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

14

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

15

•	refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio’s best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000,000; we will give you 60 days’ notice so you can either increase your balance or close your account (this policy doesn’t apply to most retirement accounts or if you have an automatic investment plan)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio’s net assets, whichever is less

•	the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

•	the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

16

Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio’s income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in a different portfolio. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale.

For most shareholders, a portion of the dividends from the portfolio is generally exempt from state and local income taxes. However, a portion of the portfolio’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

17

To Get More Information

Shareholder reports — These include commentary from the portfolio’s management team about recent market conditions and the effects of the portfolio’s strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio’s financial statements. Shareholders get the reports automatically. For more copies, call (800) 231-8568.

Statement of Additional Information (SAI) — This tells you more about the portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

If you’d like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Deutsche Asset Management Institutional Money Funds Web site at www.moneyfunds.deam-us.db.com. If you like, you can look over these materials and other information about the portfolio at the SEC’s Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC’s Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you’re a shareholder and have questions, please contact DWS Scudder at (800) 231-8568.

Institutional Money Funds — Client Services

210 West 10th Street

Kansas City, MO 64105-1614

E-mail: ifunds@dws.com

www.moneyfunds.deam-us.db.com

(800) 730-1313

SEC

100 F Street, N.E.

Washington, D.C. 20549

(800) SEC-0330

www.sec.gov

SEC File Number:

Investors Cash Trust                     811-6103

18

INVESTORS CASH TRUST – TREASURY PORTFOLIO

PROSPECTUS FOR INVESTMENT CLASS SHARES

DATED AUGUST 1, 2006

TO COME

Cash Reserve Fund

Cash Reserve Shares

Prime Series

Treasury Series

Tax-Free Series

Prospectus

August 1, 2006

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

How the Series Work

8	Prime Series

13	Treasury Series

19	Tax-Free Series

21	Who Manages and Oversees the Fund

26	Financial Highlights

How to Invest in the Series

30	Distribution and Shareholder Servicing Plans

30	Buying and Selling Fund Shares

33	Policies You Should Know About

38	Understanding Distributions and Taxes

	ticker symbol fund number	ABRXX 211
Cash Reserve Fund — Prime Series

The Series’ Main Investment Strategy

The Prime Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

While Investment Company Capital Corp. (“ICCC” or the “Advisor”) gives priority to earning income and maintaining a stable price of $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund will invest more than 25% of its total assets in obligations of banks and other financial institutions.

The Prime Series seeks current income by investing in high quality, short-term money market securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Prime Series in response to its outlook for interest rates and the economy. The Prime Series is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”). The series offers shares through securities dealers and financial institutions that act as shareholder servicing agents. The Prime Series follows two policies designed to maintain a stable share price:

•	Generally, Prime Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The Prime Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The Prime Series buys US Treasury obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

3

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the Advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor.

Principal investments

The Prime Series may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate. The Prime Series’ investments may include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations, municipalities or other entities, including certificates of deposit, bankers’ acceptances, commercial paper, variable rate demand notes, funding agreements and US Treasury obligations. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

•	The Prime Series may invest up to 10% of its total assets in nonaffiliated money market mutual funds with investment objectives and policies that are comparable to those of the Prime Series. The Prime Series may invest only in non-affiliated money market mutual funds that maintain an “AAA” rating by an NRSRO.

4

The Advisor limits exposure to any one issuer.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series’ exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor’s approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Prime Series’ credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Prime Series’ best interest.

There are several risk factors that could reduce the yield you get from the Prime Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Prime Series limits the average maturity of the securities held by the Prime Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Prime Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than those of longer-term bonds.

5

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. An issuer’s creditworthiness could decline, which in turn may cause the value of that issuer’s securities in the Prime Series’ portfolio to decline. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. To minimize credit risk, the Prime Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Prime Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Security Selection Risk. While the Prime Series invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the Prime Series invests will decline in value. This could cause the Prime Series’ returns to lag behind those of similar money market funds.

6

Repurchase Agreement Risk. A repurchase agreement exposes the Prime Series to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Prime Series can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The Prime Series seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Prime Series also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the issuer may prepay principal earlier than scheduled and the Prime Series may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Prime Series’ income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the Prime Series is not insured or guaranteed by the FDIC or any other government agency. Although the Prime Series seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Prime Series.

7

The Series’ Performance History

While past performance isn’t necessarily a sign of how the Prime Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Prime Series shares have varied from year to year, which may give some idea of risk. The table shows how the Prime Series shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Prime Series’ 7-day yield was 3.62%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the Prime Series over a seven-day period. This amount is then annualized, which means that we assume the Prime Series generates the same income every week for a year. The “total return” of the Prime Series is the change in the value of an investment in the Prime Series over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Prime Series over a given period.

Cash Reserve Fund — Prime Series

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	4.92
1997	4.99
1998	4.99
1999	4.65
2000	5.95
2001	3.72
2002	1.25
2003	0.57
2004	0.77
2005	2.62

2006 Total Return as of June 30: 2.01%

For the periods included in the bar chart:

Best Quarter: 1.54%, Q4 2000                     Worst Quarter: 0.11%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.62	1.78	3.43

8

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Prime Series shares.

Fee Table

Shareholder Fees (paid directly from your investment)	None
Management Fees(1)	0.29%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.17
Total Annual Fund Operating Expenses(3)	0.71

(1)	Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.
(2)	Restated on an annualized basis to reflect fee changes that went into effect on July 1, 2006.
(3)	Through September 30, 2006 the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses so that total annual operating expenses will not exceed .702%. Although there can be no assurance that the current (or any) waiver/expense reimbursement arrangement will be maintained beyond September 30, 2006, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2006.

Based on the costs above, this example helps you compare the series’ expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

9

	ticker symbol fund number	ABGXX 247
Cash Reserve Fund — Treasury Series

The Series’ Main Investment Strategy

The Treasury Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the US Treasury.

While the Advisor gives priority to earning income and maintaining a stable price of $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The Treasury Series seeks current income by investing in short-term securities issued by the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Treasury Series in response to its outlook for interest rates and the economy. The Treasury Series is managed in accordance with Rule 2a-7 under the 1940 Act. The series offers shares through securities dealers and financial institutions that act as shareholder servicing agents. The Treasury Series follows the following policy designed to maintain a stable share price:

•	Generally, Treasury Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase or have features that reduce their maturities to 397 days or less at the time of purchase.

Principal investments

While the Treasury Series may invest, to a limited extent, in repurchase agreements, the Advisor expects that under normal market conditions 100% of the Treasury Series will be invested in US Treasury securities. The Treasury Series’ investments may include:

•	US Treasury obligations.

10

•	US government securities that are issued or guaranteed by the US Treasury.

•	The Treasury Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series may invest only in nonaffiliated money market mutual funds that maintain an “AAA” rating by a nationally recognized statistical ratings organization.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series’ exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor’s approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Treasury Series’ credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Treasury Series’ best interest.

There are several risk factors that could reduce the yield you get from the Treasury Series or make it perform less well than other investments.

11

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The yield on US Treasury securities is generally less than yields on other taxable investments because Treasury securities are generally viewed as involving minimal credit risk as compared to other taxable investments. To minimize such price fluctuations, the Treasury Series limits the average maturity of the securities held by the Treasury Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Treasury Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Treasury Series invests in shortterm securities, which by nature are relatively stable investments, the risk remains that the securities in which the Treasury Series invests will decline in value. This could cause the Treasury Series’ returns to lag behind those of similar money market funds.

An investment in the Treasury Series is not insured or guaranteed by the FDIC or any other government agency. Although the Treasury Series seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Treasury Series.

12

The Series’ Performance History

While past performance isn’t necessarily a sign of how the Treasury Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Treasury Series shares have varied from year to year, which may give some idea of risk. The table shows how the Treasury Series shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Treasury Series’ 7-day yield was 3.13%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the Treasury Series over a seven-day period. This amount is then annualized, which means that we assume the Treasury Series generates the same income every week for a year. The “total return” of the Treasury Series is the change in the value of an investment in the Treasury Series over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Treasury Series over a given period.

Cash Reserve Fund — Treasury Series

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	4.65
1997	4.68
1998	4.54
1999	4.15
2000	5.48
2001	3.49
2002	1.15
2003	0.47
2004	0.61
2005	2.29

2006 Total Return as of June 30: 1.83%

For the periods included in the bar chart:

Best Quarter: 1.45%, Q4 2000                     Worst Quarter: 0.07%, Q1 2004

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.29	1.59	3.14

13

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Treasury Series shares.

Fee Table

Shareholder Fees (paid directly from your investment)	None
Management Fees(1)	0.26%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.20
Total Annual Fund Operating Expenses	0.71

(1)	Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.
(2)	Restated on an annualized basis to reflect fee changes that went into effect on July 1, 2006.

Based on the costs above, this example helps you compare the series’ expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

14

	ticker symbol fund number	ABXXX 243
Cash Reserve Fund — Tax-Free Series

The Series’ Main Investment Strategy

The Tax-Free Series seeks a high level of current income exempt from federal income tax as is consistent with liquidity and the preservation of capital by investing in high quality short-term municipal securities.

While the Advisor gives priority to earning tax-free income and maintaining a stable price of $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The Tax-Free Series seeks tax-exempt current income by investing in high quality, short-term municipal securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Tax-Free Series in response to its outlook for interest rates and the economy. The Tax-Free Series is managed in accordance with Rule 2a-7 under the 1940 Act. The series offers shares through securities dealers and financial institutions that act as shareholder servicing agents. The Tax-Free Series follows two policies designed to maintain a stable share price:

•	Generally, Tax-Free Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The Tax-Free Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The Tax-Free Series buys municipal securities and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

15

•	are unrated, but are determined to be of comparable quality by the Advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor. Principal investments

While it is the policy of the Tax-Free Series to invest at least 80% of its assets in securities exempt from regular federal income tax, the Advisor expects that under normal market conditions 100% of the Tax-Free Series will be so invested. The Tax-Free Series invests in high quality, short-term, US dollar-denominated municipal securities. The Tax-Free Series’ investments may include:

•	Municipal notes and short-term municipal bonds.

•	Variable rate demand notes.

•	Tax-exempt commercial paper.

•	Municipal trust receipts (“MTRs”). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Tax-Free Series may invest up to 35% of its net assets in MTRs.

•	The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series may invest only in non-affiliated money market mutual funds that maintain an “AAA” rating by a nationally recognized statistical ratings organization.

16

The Advisor limits exposure to any one issuer.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series’ exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor’s approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Tax-Free Series’ credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Tax-Free Series’ best interest.

There are several risk factors that could reduce the yield you get from the Tax-Free Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Tax-Free Series limits the average maturity of the securities held by the Tax-Free Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Advisor primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its

17

payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. An issuer’s creditworthiness could decline, which in turn may cause the value of that issuer’s securities in the Tax-Free Series’ portfolio to decline. To minimize credit risk, the Tax-Free Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Tax-Free Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Tax-Free Series invests in shortterm securities, which by nature are relatively stable investments, the risk remains that the securities in which the Tax-Free Series invests will decline in value. This could cause the Tax-Free Series’ returns to lag behind those of similar money market funds.

Special Tax Features. Political or legal actions could change the tax-exempt status of the series’ dividend. Also, to the extent that the Tax-Free Series invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Municipal Trust Receipts Risk. The Tax Free Series’ investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Tax-Free Series.

An investment in the Tax-Free Series is not insured or guaranteed by the FDIC or any other government agency. Although the Tax-Free Series seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Tax-Free Series.

18

The Series’ Performance History

While past performance isn’t necessarily a sign of how the Tax-Free Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Tax-Free Series shares have varied from year to year, which may give some idea of risk. The table shows how the Tax-Free Series shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Tax-Free Series’ 7-day yield was 2.64% and the Tax-Free Series’ 7-day taxable equivalent yield was 4.06%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the Tax-Free Series over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series generates the same income every week for a year. The 7-day taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax free yield. Yield is the income generated by the Tax-Free Series over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series generates the same income every week for a year. The “total return” of the Tax-Free Series is the change in the value of an investment in the Tax-Free Series over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Tax-Free Series over a given period.

Cash Reserve Fund — Tax-Free Series

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	2.89
1997	3.08
1998	2.93
1999	2.63
2000	3.46
2001	2.14
2002	0.84
2003	0.36
2004	0.55
2005	1.73

2006 Total Return as of June 30: 1.28%

For the periods included in the bar chart:

Best Quarter: 0.91%, Q4 2000                         Worst Quarter: 0.05%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
1.73	1.12	2.06

19

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Tax-Free Series shares.

Fee Table

Shareholder Fees (paid directly from your investment)	None
Management Fees(1)	0.30%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.17
Total Annual Fund Operating Expenses(3)	0.72

(1)	Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.
(2)	Restated on an annualized basis to reflect fee changes that went into effect on July 1, 2006.
(3)	Through September 30, 2006 the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses so that total annual operating expenses will not exceed .717%. Although there can be no assurance that the current (or any) waiver/expense reimbursement arrangement will be maintained beyond September 30, 2006, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2006.

Based on the costs above, this example helps you compare the series’ expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

20

Other Policies and Risks

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on each series’ allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

A complete list of each series’ portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the series files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the series’ top ten holdings and other information about the series is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund’s Statement of Additional Information includes a description of each series’ policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Although major changes tend to be infrequent, the fund’s Board could change each series’ investment goal without shareholder approval. Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

ICCC, with headquarters at One South Street, Baltimore, MD 21202, acts as the investment advisor to each series of Cash Reserve Fund (the “fund”). As investment advisor, ICCC, under the supervision of the Board of Directors, makes each series’ investment decisions. It buys and sells securities for each series and conducts the research that leads to the purchase and sale decisions. ICCC is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. ICCC may delegate its duties under the Investment Management Agreement for each series and has delegated day-to-day management responsibilities to certain employees of an affiliated investment advisor, subject to continued supervision by ICCC. For the year ended March 31, 2006, ICCC received from the fund a fee equal to 0.27% of the

21

Prime Series’ average daily net assets, 0.25% of the Treasury Series’ average daily net assets (reflecting the effect of fee waivers or expense reimbursements then in effect) and 0.28% of the Tax-Free Series’ average daily net assets for its services in the last fiscal year. ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any series to preserve or enhance the performance of the series. ICCC may provide compensation to securities dealers and financial advisors for distribution, administrative and promotional services.

On July 1, 2006, after receiving shareholder approval, the fund amended and restated investment management agreement (the “Investment Management Agreement”) with the Advisor. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the series.

Effective July 1, 2006, the fund pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, with respect to each series, at the annual rate shown below:

Average Daily Net Assets	Fee Rate
$0 - $500 million	0.215%
Over $500 million - $1 billion	0.175%
Over $1 billion - $1.5 billion	0.165%
Over $1.5 billion - $2.5 billion	0.155%
Over $2.5 billion - $3.5 billion	0.145%
Over $3.5 billion	0.135%

Additionally, Prime Series and Tax-Free Series pay the Advisor an additional 0.020% and 0.030%, respectively, on all assets.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Each series’ shareholder report for the semiannual period ended September 30, 2006 contains a discussion regarding the basis for the Board of Directors’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

22

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each series of the fund. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission,

23

the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

24

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

25

Financial Highlights

The tables below provide a picture of each series shares’ financial performance for the past five fiscal years. Certain information selected reflects financial results for a single share of each series. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in a series, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each series’ financial statements, is included in the series’ annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Cash Reserve Fund — Prime Series

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0307	.0111	.0050	.0108	.0270
Less: Distributions from net investment income	(.0307)	(.0111)	(.0050)	(.0108)	(.0270)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	3.11	1.12	.47	1.08	2.74

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	2,035,224	2,274,611	2,665,759	2,879,253	4,320,764
Ratio of expenses (%)	.69	.69	.67	.70	.67
Ratio of net investment income (%)	3.06	1.07	.51	1.10	2.76

26

Cash Reserve Fund — Tax-Free Series

Years Ended March 31,	2006	2005		2004		2003		2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income	.0272	.0092		.0039		.0098		.0250
Less: Distributions from net investment income	(.0272)	(.0092)		(.0039)		(.0098)		(.0250)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return (%)	2.75	.92	^a	.40	^a	.99	^a	2.53	^a

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	266,586	329,520		376,821		390,982		745,638
Ratio of expenses before expense reductions (%)	.71	.70		.68		.67		.64
Ratio of expenses after expense reductions (%)	.71	.68		.63		.62		.59
Ratio of net investment income (%)	2.72	.89		.39		1.01		2.47

^a	Total return would have been lower had certain expenses not been reduced.

27

Cash Reserve Fund — Tax-Free Series

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0201	.0076	.0031	.0074	.0168
Less: Distributions from net investment income	(.0201)	(.0076)	(.0031)	(.0074)	(.0168)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	2.03	.76	.32	.74	1.69

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	640,979	627,672	650,986	699,983	1,006,613
Ratio of expenses (%)	.72	.71	.70	.67	.65
Ratio of net investment income (%)	2.02	.74	.34	.74	1.76

28

How to Invest in the Series

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

29

Distribution and Shareholder Servicing Plans

The fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or service agent distribution and other fees for the sale of its shares and for shareholder services. The Prime, Treasury and Tax-Free Series each pay a distribution fee equal to 0.25% annually of average daily net assets. Because distribution fees are continuous in nature, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

The fund has adopted a shareholder service plan for the Prime, Treasury and Tax-Free Series. Under the terms of each shareholder service plan, the fund will pay the Distributor an annual service fee of 0.07% of each of Prime, Treasury and Tax-Free Series’ average daily net assets. The Distributor will use the service fee to pay third parties for services for which they are not otherwise being compensated under the applicable 12b-1 Plan.

Buying and Selling Fund Shares

You may buy and sell shares of each series through securities dealers and authorized financial advisors. The price at which you buy and sell shares is based on the next calculation of the series’ Net Asset Value (“NAV”) after the order is received by your securities dealer or financial advisor.

To purchase shares

You may buy series shares through your securities dealer or through any financial institution authorized to act as a financial advisor. Contact them for details on how to enter and pay for your order.

Investment minimums

Initial investment	$1,500
Subsequent investments in the same series	$100

The fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

30

Automatic Investment and Redemption Program. Your securities dealer or financial advisor may have established a special procedure to automatically invest proceeds from the sale of securities and other credit balances in your account in shares of the series you have selected and to redeem shares of the series you own to pay for securities purchases. Contact your securities dealer or financial advisor for details.

To redeem shares

You may redeem each series’ shares through your securities dealer or financial advisor. Contact them for details on how to enter your order and for information as to how you will be paid.

Your securities dealer or financial advisor may require the following documents before redeeming your shares:

•	A letter of instruction including a signature guarantee, , if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

A signature guarantee is required if you are redeeming shares and you request that the check be mailed to an address other than the one on record. A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and you must provide the original guarantee.

•	Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other redemption information

Redemption by Check. You may establish special check redemption privileges that will allow you to redeem shares of the series you own by writing checks in amounts of $100 or more. These checks may be cashed or deposited in the same

31

way as ordinary bank checks. You may use the same check regardless of which series of the fund you own. You will continue to earn dividends on your shares until the check is presented for payment and the corresponding shares are redeemed. Check redemption information will appear in your account with your securities dealer or service agent. Canceled checks will not be returned to you.

If the amount of your check exceeds the value of the shares of all series you own, the check will be returned to the payee marked “non-sufficient funds.” Checks written for amounts less than $100 may also be returned. The fund, in its discretion, will honor such checks but will charge you a servicing fee of $15.

The fund reserves the right to terminate or alter check redemption privileges at any time, to impose a service charge, or to charge you for checks. The fund may also charge you for returned checks and for effecting stop payment orders.

If you are interested in establishing check redemption privileges, contact your securities dealer or financial advisor.

If you paid for your purchase of shares by check, receipt of redemption proceeds will be restricted until your check clears or for a period of up to ten calendar days unless you are using the proceeds to purchase other securities through your securities dealer or financial advisor.

ACH Debit Disclosure. The fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem series shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In Case of Errors or Questions about Your Transactions or Pre-Authorized Transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

32

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to each series’ Cash Reserve Shares. Each series has other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-730-1313.

Policies about transactions

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

33

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the Net Asset Value (“NAV”) per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange series shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

The fund cannot accept cash, money orders, travelers’ checks, starter checks, third-party checks, checks issued by credit card companies or internet-based companies, or checks drawn on foreign banks.

Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

34

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Account statements and fund reports: Generally, your securities dealer or financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. Your securities dealer or financial advisor will send you semiannual and annual reports on the fund’s overall performance, its current holdings and its investing strategies.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the series and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a series for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or DWS funds.

How the fund calculates share price

We calculate the daily price of the series’ shares (also known as the “Net Asset Value” or “NAV”) each day the fund is open for business, as of 11:00 a.m. Eastern time for the Treasury Series, as of 12:00 p.m. Eastern time for the Tax-Free Series and as of 4:00 p.m. Eastern time for the Prime Series.

You can find the fund’s daily share price for each series in the mutual fund listings of most major newspapers.

35

The bond markets or other primary trading markets for a series may close early on the day before certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, a series may also close early. You may call the Service Center at 1-800-730-1313 for additional information about whether a series will close early before a particular holiday. On days a series closes early:

•	All orders received prior to the series’ close will be processed as of the time the fund’s NAV is next calculated.

•	Redemption orders received after the series’ close will be processed as of the time the series’ NAV is next calculated.

•	Purchase orders received after the series’ close will be processed the next business day.

Each series uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities that it buys. This method writes down the premium — or marks up the discount — at a constant rate until maturity. It does not reflect daily fluctuations in market value. Each series’ NAV will normally be $1.00 per share.

Other rights we reserve

You should be aware that we may do any of the following :

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the Internal Revenue Service that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase series shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a series’ best interest or when a series is requested or compelled to do so by governmental authority or by applicable law

36

•	close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your series shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your series shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $500; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn’t apply to most retirement accounts

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimums at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a series or the fair determination of the value of a series’ net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

37

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

Dividends from the Tax-Free Series are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

38

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

39

To Get More Information

Shareholder reports — Additional information about each series’ investments is available in the series’ annual and semiannual reports to shareholders. In the series’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the series’ performance during its last fiscal year.

Statement of Additional Information (SAI) — This tells you more about the series’ features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the series, call 1-800-730-1313, or contact Deutsche Asset Management at the address listed below. The series’ SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the series are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the series, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Deutsche Asset Management	SEC	Distributor

c/o DWS Scudder	100 F Street, N.E.	DWS Scudder Distributors, Inc.
PO Box 219356	Washington, D.C. 20549	222 South Riverside Plaza
Kansas City, MO 64121-9356	www.sec.gov	Chicago, IL 60606-5808
www.dws-scudder.com	1-800-SEC-0330	1-800-621-1148
1-800-730-1313

SEC File Number:

Cash Reserve Fund, Inc.	811-3196

[DWS SCUDDER Logo]

Deutsche Bank Group

40

Cash Reserve Fund

Institutional Shares

Prime Series

Treasury Series

Tax-Free Series

Prospectus

August 1, 2006

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

How the Series Work

3	Prime Series

10	Treasury Series

15	Tax-Free Series

22	Who Manages and Oversees the Fund

27	Financial Highlights

How to Invest in the Series

31	Buying and Selling Fund Shares

37	Policies You Should Know About

43	Understanding Distributions and Taxes

	fund number	311
Cash Reserve Fund — Prime Series

The Series’ Main Investment Strategy

The Prime Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

While Investment Company Capital Corp. or the gives priority to earning income and maintaining a stable price of $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an creditworthiness changes.

The fund will invest more than 25% of its total assets in obligations of banks and other financial institutions.

The Prime Series seeks current income by investing in high quality, short-term money market securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Prime Series in response to its outlook for interest rates and the economy. The Prime Series is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Institutional Shares of the Prime Series may be purchased only by eligible institutions. The Prime Series follows two policies designed to maintain a stable share price:

•	Generally, Prime Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The Prime Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The Prime Series buys US Treasury obligations, money market instruments and other debt obligations that at the time of purchase:

3

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the Advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor.

Principal investments

The Prime Series may invest in high quality, short-term, US dollar-denominated money market instruments paying a variable or interest rate. The Prime investments may include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations, municipalities or other entities, including certificates of deposit, bankers’ acceptances, commercial paper, variable rate demand notes, funding agreements and US Treasury obligations. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

4

•	The Prime Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Prime Series. The Prime Series may invest only in non-affiliated money market mutual funds that maintain an “AAA” rating by an NRSRO.

The Advisor limits exposure to any one issuer.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series’ exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor’s approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Prime Series’ credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Prime Series’ best interest.

There are several risk factors that could reduce the yield you get from the Prime Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Prime Series limits the average maturity of the securities held by the Prime Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Prime Series primarily buys securities with remaining

5

maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than those of longer-term bonds.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. An issuer’s creditworthiness could decline, which in turn may cause the value of that issuer’s securities in the Prime Series’ portfolio to decline. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. To minimize credit risk, the Prime Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Prime Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuers’ creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Security Selection Risk. While the Prime Series invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the Prime Series invests will decline in value. This could cause the Prime Series’ returns to lag behind those of similar money market funds.

6

Repurchase Agreement Risk. A repurchase agreement exposes the Prime Series to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Prime Series can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The Prime Series seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Prime Series also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the issuer may prepay principal earlier than scheduled and the Prime Series may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Prime Series’ income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the Prime Series is not insured or guaranteed by the FDIC or any other government agency. Although the Prime Series seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Prime Series.

7

The Series’ Performance History

While past performance isn’t necessarily a sign of how the Prime Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Prime Series Institutional Shares have varied from year to year, which may give some idea of risk. The table shows how the Prime Series Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Prime Series Institutional Shares’ 7-day yield was 4.01%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the Prime Series Institutional Shares over a seven-day period. This amount is then annualized, which means that we assume the Prime Series Institutional Shares generate the same income every week for a year. The “total return” of the Prime Series Institutional Shares is the change in the value of an investment in the Prime Series Institutional Shares over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Prime Series Institutional Shares over a given period.

Cash Reserve Fund — Prime Series Institutional Shares

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	5.19
1997	5.26
1998	5.25
1999	4.97
2000	6.31
2001	4.04
2002	1.58
2003	0.93
2004	1.16
2005	3.02

2006 Total Return as of June 30: 2.20%

For the periods included in the bar chart:

Best Quarter: 1.61%, Q3 2000 Worst Quarter: 0.20%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
3.02	2.14	3.75

8

How Much Investors Pay

The fee table below describes the fees and expenses that you may pay if you buy and hold Prime Series Institutional Shares.

Fee Table

Shareholder Fees (paid directly from your investment)	None
Management Fees(1)	0.29%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.04
Total Annual Fund Operating Expenses(3)	0.33

(1)	Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.
(2)	Restated on an annualized basis to reflect approved fee changes that went into effect on July 1, 2006.
(3)	Through September 30, 2006 the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses so that total annual operating expenses will not exceed .318%. Although there can be no assurance that the current (or any) waiver/expense reimbursement arrangement will be maintained beyond September 30, 2006, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2006.

Based on the costs above, this example helps you compare the series’ expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
	$34	$106	$185	$418

9

fund number 300

Cash Reserve Fund — Treasury Series

The Series’ Main Investment Strategy

The Treasury Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the US Treasury.

While the Advisor gives priority to earning income and maintaining a stable price of $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The Treasury Series seeks current income by investing in short-term securities issued by the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Treasury Series in response to its outlook for interest rates and the economy. The Treasury Series is managed in accordance with Rule 2a-7 under the 1940 Act. Institutional Shares of the Treasury Series may be purchased only by eligible institutions. The Treasury Series follows the following policy designed to maintain a stable share price:

•	Generally, Treasury Series securities are valued in short-term securities issued by the US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase or have features that reduce their maturities to 397 days or less at the time of purchase.

Principal Investments

While the Treasury Series may invest, to a limited extent, in repurchase agreements, the Advisor expects that under normal market conditions 100% of the Treasury Series will be invested in US Treasury securities. The Treasury Series’ investments may include:

•	US Treasury obligations.

10

•	US government securities that are issued or guaranteed by the US Treasury.

•	The Treasury Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series may invest only in non-affiliated money market mutual funds that maintain an “AAA” rating by a nationally recognized statistical ratings organization.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series’ exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Below are set forth some of the prominent risks associated with money market mutual funds and the Advisor’s approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Treasury Series’ credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Treasury Series’ best interest.

There are several risk factors that could reduce the yield you get from the Treasury Series or make it perform less well than other investments.

11

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The yield on US Treasury securities is generally less than the yields on other taxable investments because Treasury securities are generally viewed as involving minimal credit risk as compared to other taxable investments. To minimize such price fluctuations, the Treasury Series limits the average maturity of the securities held by the Treasury Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Treasury Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Treasury Series invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the Treasury Series invests will decline in value. This could cause the Treasury Series’ returns to lag behind those of similar money market funds.

An investment in the Treasury Series is not insured or guaranteed by the FDIC or any other government agency. Although the Treasury Series seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Treasury Series.

12

The Series’ Performance History

While past performance isn’t necessarily a sign of how the Treasury Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Treasury Series Shares have varied from year to year, which may give some idea of risk. The table shows how the Treasury Series Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Treasury Series Institutional Shares’ 7-day yield was 3.52%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the Treasury Series Institutional Shares over a seven-day period. This amount is then annualized, which means that we assume the Treasury Series Institutional Shares generate the same income every week for a year. The “total return” of the Treasury Series Institutional Shares is the change in the value of an investment in the Treasury Series Institutional Shares over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Treasury Series Institutional Shares over a given period.

Cash Reserve Fund — Treasury Series

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	4.97
1997	4.97
1998	4.84
1999	4.46
2000	5.83
2001	3.81
2002	1.46
2003	0.83
2004	1.01
2005	2.67

2006 Total Return as of June 30: 2.02%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000 Worst Quarter: 0.17%, Q1 2004

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.67	1.95	3.47

13

How Much Investors Pay

The fee table below describes the fees and expenses that you may pay if you buy and hold Treasury Series Institutional Shares.

Fee Table

Shareholder Fees (paid directly from your investment)	None
Management Fees(1)	0.26%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.06
Total Annual Fund Operating Expenses	0.32

(1)	Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.
(2)	Restated on an annualized basis to reflect approved fee changes that went into effect on July 1, 2006.

Based on the costs above, this example helps you compare the series’ expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
	$33	$103	$180	$406

14

fund number 306

Cash Reserve Fund — Tax-Free Series

The Series’ Main Investment Strategy

The Tax-Free Series seeks a high level of current income exempt from federal income tax as is consistent with liquidity and the preservation of capital by investing in high quality short-term municipal securities.

While the Advisor gives priority to earning tax-free income and maintaining a stable price of $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The Tax-Free Series seeks tax-exempt current income by investing in high quality, short-term municipal securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Tax-Free Series in response to its outlook for interest rates and the economy. The Tax-Free Series is managed in accordance with Rule 2a-7 under the 1940 Act. Institutional Shares of the Tax-Free Series may be purchased only by eligible institutions. The Tax-Free Series follows two policies designed to maintain a stable share price:

•	Generally, Tax-Free Series securities are valued in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The Tax-Free Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The Tax-Free Series buys municipal securities and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

15

•	are unrated, but are determined to be of comparable quality by the Advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSRO, and are determined to be of comparable quality by the Advisor.

Principal investments

While it is the policy of the Tax-Free Series to invest at least 80% of its assets in securities exempt from regular federal income tax, the Advisor expects that under normal market conditions 100% of the Tax-Free Series will be so invested. The Tax-Free Series invests in high quality, short-term, US dollar-denominated municipal securities. The Tax-Free Series’ investments may include:

•	Municipal notes and short-term municipal bonds.

•	Variable rate demand notes.

•	Tax-exempt commercial paper.

•	Municipal trust receipts (“MTRs”). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying assets to pass through to the purchaser. The Tax-Free Series may invest up to 35% of its net assets in MTRs.

•	The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series may invest only in non-affiliated money market mutual funds that maintain an “AAA” rating by a nationally recognized statistical ratings organization.

16

The Advisor limits exposure to any one issuer.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of securities the series may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the series’ exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Series

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor’s approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Tax-Free Series’ credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Tax-Free Series’ best interest.

There are several risk factors that could reduce the yield you get from the Tax-Free Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Tax-Free Series limits the average maturity of the securities held by the Tax-Free Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds. The Advisor primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet

17

its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. An issuer’s creditworthiness could decline, which in turn may cause the value of that issuer’s securities in the Tax-Free Series’ portfolio to decline. To minimize credit risk, the Tax-Free Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Tax-Free Series primarily buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuers’ creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligations.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Tax-Free Series invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the Tax-Free Series invests will decline in value. This could cause the Tax-Free Series’ returns to lag behind those of similar money market funds.

Special Tax Features. Political or legal actions could change the tax-exempt status of the series’ dividends. Also, to the extent that the Tax-Free Series invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Municipal Trust Receipts Risk. The Tax-Free Series’ investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Tax-Free Series.

An investment in the Tax-Free Series is not insured or guaranteed by the FDIC or any other government agency. Although the Tax-Free Series seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Tax-Free Series.

18

The Series’ Performance History

While past performance isn’t necessarily a sign of how the Tax-Free Series will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the Tax-Free Series Institutional Shares have varied from year to year, which may give some idea of risk. The table shows how the Tax-Free Series Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the Tax-Free Series Institutional Shares’ 7-day yield was 3.04% and the Tax-Free Series Institutional Shares’ 7-day taxable equivalent yield was 4.68%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the Tax-Free Series Institutional Shares over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series Institutional Shares generate the same income every week for a year. The 7-day taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax free yield. Yield is the income generated by the Tax-Free Series Institutional Shares over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the Tax-Free Series Institutional Shares is the change in the value of an investment in the Tax-Free Series Institutional Shares over a given period. Average annual returns are calculated by averaging the year-by year returns of the Tax-Free Series Institutional Shares over a given period.

Cash Reserve Fund — Tax-Free Series Institutional Shares

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998	3.18
1999	2.93
2000	3.78
2001	2.45
2002	1.17
2003	0.74
2004	0.93
2005	2.12

2006 Total Return as of June 30: 1.47% For the periods included in the bar chart: Best Quarter: 0.98%, Q4 2000 Worst Quarter: 0.14%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	Since Inception*
2.12	1.48	2.24

*	Inception of Institutional Shares: 6/27/1997.

19

How Much Investors Pay

The fee table below describes the fees and expenses that you may pay if you buy and hold Tax-Free Series Institutional Shares.

Fee Table

Shareholder Fees (paid directly from your investment)	None
Management Fees(1)	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.04
Total Annual Fund Operating Expenses(3)	0.34

(1)	Amended and restated to reflect a new Investment Management Agreement that went into effect on July 1, 2006. Includes an Administrative Services Agreement fee of 0.10%.
(2)	Restated on an annualized basis to reflect fee changes that went into effect on July 1, 2006.
(3)	Through September 30, 2006 the advisor and the administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses so that total annual operating expenses will not exceed .334%. Although there can be no assurance that the current (or any) waiver/expense reimbursement arrangement will be maintained beyond September 30, 2006, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2006.

Based on the costs above, this example helps you compare the series’ expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
	$35	$109	$191	$431

20

Other policies and risks

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on each series’ allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

A complete list of each series’ portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the series files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the series’ top ten holdings and other information about the series is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund’s Statement of Additional Information includes a description of each series’ policies and procedures with respect to the disclosure of the series’ portfolio holdings.

Although major changes tend to be infrequent, the fund’s Board could change each series’ investment goal without shareholder approval. Keep in mind that there is no assurance that any mutual fund will achieve its goal.

21

Who Manages and Oversees the Fund

The investment advisor

ICCC, with headquarters at One South Street, Baltimore, MD 21202, acts as the investment advisor to each series of Cash Reserve Fund (the “fund”). As investment advisor, ICCC under the supervision of the Board of Directors, makes each series’ investment decisions. It buys and sells securities for each series and conducts the research that leads to the purchase and sale decisions. ICCC is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. ICCC may delegate its duties under the Investment Management Agreement for each series and has delegated day-to-day management responsibilities to certain employees of an investment advisor, subject to continued supervision by ICCC. For the year ended March 31, 2006, ICCC received from the fund a fee equal to 0.27% of the Prime average daily net assets, 0.25% of the Treasury average daily net assets (reflecting the effect of fee waivers or expense reimbursements then in effect) and 0.28% of the Tax-Free average daily net assets for its services in the last year. ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any series to preserve or enhance the performance of the series. ICCC may provide compensation to securities dealers and advisors for distribution, administrative and promotional services.

On July 1, 2006, after receiving shareholder approval, the fund amended and restated investment management agreement (the “Investment Management Agreement”) with the Advisor. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the series.

Effective July 1, 2006, the fund pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, with respect to each series, at the annual rate shown below:

Average Daily Net Assets	Fee Rate
$0 - $500 million	0.215%
Over $500 million - $1 billion	0.175%
Over $1 billion - $1.5 billion	0.165%
Over $1.5 billion - $2.5 billion	0.155%

22

Average Daily Net Assets	Fee Rate
Over $2.5 billion - $3.5 billion	0.145%
Over $3.5 billion	0.135%

Additionally, Prime Series and Tax-Free Series pay the Advisor an additional 0.020% and 0.030%, respectively, on all assets.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Each Series’ shareholder report for the semiannual period ended September 30, 2006 contains a discussion regarding the basis for the Board of Directors’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each series of the fund. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each

23

DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM

24

and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

25

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

26

Financial Highlights

The tables below provide a picture of each series shares’ financial performance for the past five fiscal years. Certain information selected reflects financial results for a single share of each series. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in a series, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each series’ financial statements, is included in the series’ annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Cash Reserve Fund — Prime Institutional Series

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0346	.0149	.0087	.0140	.0302
Less: Distributions from net investment income	(.0346)	(.0149)	(.0087)	(.0140)	(.0302)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	3.51	1.50	.88	1.40	3.06

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ in thousands)	588,334	342,564	394,967	544,146	750,110
Ratio of expenses (%)	.31	.30	.30	.38	.36
Ratio of net investment income (%)	3.54	1.46	.88	1.42	3.01

27

Cash Reserve Fund — Treasury Institutional Series

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0310	.0130	.0077	.0130	.0281
Less: Distributions from net investment income	(.0310)	(.0130)	(.0077)	(.0130)	(.0281)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	3.14	1.31	.78	1.31	2.85

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ in thousands)	110,653	98,265		99,337		139,460		199,932
Ratio of expenses before expense reductions (%)	.34	.32		.29		.35		.33
Ratio of expenses after expense reductions (%)	.34	.30	^a	.24	^a	.30	^a	.28	^a
Ratio of net investment income (%)	3.09	1.27		.78		1.33		2.71

^a	Total return would have been lower had certain expenses not been reduced.

28

Cash Reserve Fund — Tax Free Institutional Series

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0240	.0113	.0070	.0107	.0200
Less: Distributions from net investment income	(.0240)	(.0113)	(.0070)	(.0107)	(.0200)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	2.42	1.14	.70	1.07	2.01

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ in thousands)	278,742	276,178	319,888	198,148	168,137
Ratio of expenses (%)	.33	.33	.32	.35	.33
Ratio of net investment income (%)	2.41	1.12	.72	1.06	1.98

29

How to Invest in the Series

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

30

Buying and Selling Fund Shares

You may buy and sell shares of each series through authorized financial advisors as well as directly from the Service Center. The same terms and conditions apply. The price at which you buy and sell shares is based on the next calculation of the Net Asset Value (“NAV”) after the order is received by the Service Center or your financial advisor, provided that your financial advisor forwards your order to the Service Center in a timely manner. You should contact your financial advisor if you have a dispute as to when your order was placed with the fund. Your financial advisor may charge a fee for buying and selling shares for you.

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

•	A current or former director or trustee of the Deutsche or DWS mutual funds.

•	An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion.

31

How to contact the fund’s Service Center:

By Phone:	1-800-730-1313
First Investments	Deutsche Asset Management
By Mail:	c/o Scudder Investments
PO Box 219356
Kansas City, MO 64121-9356

Additional	Deutsche Asset Management
Investments By Mail:	c/o Scudder Investments
PO Box 219154
Kansas City, MO 64121-9154

By Express	Deutsche Asset Management
Registered or	c/o DWS Scudder
Certified Mail:	210 W. 10th Street
Kansas City, MO 64105-1614

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center’s automated assistance line 24 hours a day, 7 days a week.

How to open your fund account:

By

Mail: Complete and sign the account application

that accompanies this prospectus. (You may obtain

additional applications by calling the Service

Center.) Mail the completed application along with

a check payable to the series you have selected to

the Service Center. The addresses are shown under

"How to Contact the fund's Service Center."

By Wire:	Call the Service Center to set up a wire account.

Series Name and Series Number:	Cash Reserve Prime Institutional — 311
Cash Reserve Treasury Institutional — 300
Cash Reserve Tax-Free Institutional — 306

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your advisor, or by calling the Service Center at 1-800-730-1313.

32

How to buy and sell shares

MAIL:

Buying: Send your check, payable to “Cash Reserve Prime Institutional — 311”, “Cash Reserve Treasury Institutional -- 300” or “Cash Reserve Tax-Free Institutional — 306” to the Service Center. Be sure to include the series number and your account number (see your account statement) on your check. Please note that we cannot accept cash, money orders, travelers’ checks, starter checks, third-party checks, checks issued by credit card companies or internet based companies, or checks drawn on foreign banks. If you are investing in more than one fund, make your check payable to “Deutsche Asset Management” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000, or if the redemption proceeds will be sent to an address other than the one on record. Unless exchanging into another Deutsche Asset Management Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at 1-800-730-1313 by 11:00 a.m. Eastern time for the Treasury Series, 12:00 p.m. Eastern time for the Tax-Free Series, and 4:00 p.m. Eastern time for the Prime Series to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time.

33

Bank Name	Deutsche Bank Trust Company Americas

Routing No:	021001033

Attn:	Deutsche Asset Management Funds

DDA No:	00-226-296

FBO:	(Account name)

(Account number)

Credit:	Cash Reserve Prime Institutional — 311
Cash Reserve Treasury Institutional — 300
Cash Reserve Tax-Free Institutional — 306

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a daily authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at 1-800-730-1313 prior to 11:00 a.m. Eastern time for the Treasury Series, prior to 12:00 p.m. Eastern time for the Tax-Free Series, and prior to 4:00 p.m. Eastern time for the Prime Series. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. We must receive your order by 11:00 a.m. Eastern time for the Treasury Series, by 12:00 p.m. Eastern time for the Tax Free Series, and by 4:00 p.m. Eastern time for the Prime Series to wire your account the same business day. Wire transfers may be restricted on holidays and at certain other times.

34

TELEPHONE TRANSACTIONS:

You may place orders to buy and sell over the phone by calling your financial advisor or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management mutual funds.

When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund’s prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

Please note the following conditions:

•	The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

•	You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

•	If you are maintaining a taxable account, you may have to pay taxes on the exchange.

•	Your exchange must meet the minimum investment requirement for the class of shares being purchased.

•	The accounts between which you exchange must be the same share class.

35

Special shareholder services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

•	Regular Investments: You can make regular investments automatically from your checking account. You will need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum.

•	Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify. You will need to make sure your bank has ACH services. Transactions take two to three days to be completed and there is a $50 minimum.

•	Checkwriting: We issue you a checkbook linked to your account. You can sell shares by writing a check for the desired amount free of charge, but you cannot close your account by check. You continue to earn dividends on the shares you sell by check until the check clears. The minimum check amount is $500.

36

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the series. Please note that a financial advisor may charge fees separate from those charged by a series.

Keep in mind that the information in this prospectus applies only to each series’ Institutional Class. Each series has another share class, which is described in a separate prospectus and has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-730-1313.

Policies about transactions

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

37

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the NAV per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, we receive your purchase order in good order before 11:00 a.m. Eastern time for the Treasury Series, 12:00 p.m. Eastern time for the Tax- Free Series, and 4:00 p.m. Eastern time for the Prime Series (or earlier, if the fund closes early) you will receive the dividends declared on that day. If we receive it after 11:00 a.m. Eastern time for the Treasury Series, 12:00 p.m. Eastern time for the Tax-Free Series, and 4:00 p.m. Eastern time for the Prime Series you will not. You will not receive the dividends declared on the day you sell your shares.

After we or your financial advisor receive your order, we buy or sell your shares at the next price calculated on a day the fund is open for business.

38

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven calendar days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

When you want to send sale proceeds to a third party or to a new address, you will usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances. A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.
We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the Service Center for more information.

During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

39

Account statements and fund reports: We or your financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a semi-annual and annual report on your series’ overall performance, its current holdings and its investing strategies.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the series and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, each series reserves the right to and may reject or cancel a purchase or exchange order into the series for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or Scudder Investments funds.

How the fund calculates share price

We calculate the daily price of each series’ shares (also known as the “Net Asset Value” or “NAV”) each day the fund is open for business, as of 11:00 a.m. Eastern time for the Treasury Series, as of 12:00 p.m. Eastern time for the Tax-Free Series and as of 4:00 p.m. Eastern time for the Prime Series.

You can find the fund’s daily share price for each series in the mutual fund listings of most major newspapers.

The bond markets or other primary trading markets for a series may close early on the day before certain holidays are observed, (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, a series may also close early. You may call the Service Center at 1-800-730-1313 for additional information about whether a series will close early before a particular holiday. On days a series closes early:

•	All orders received prior to a series’ close will be processed as of the time a series’ NAV is next calculated.

•	Redemption orders received after a series’ close will be processed as of the time the series’ NAV is next calculated.

40

•	Purchase orders received after a series’ close will be processed the next business day.

Each series uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities that it buys. This method writes down the premium — or marks up the discount -- at a constant rate until maturity. It does not reflect daily fluctuations in market value. Each series’ NAV will normally be $1.00 per share.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the Internal Revenue Service that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a series’ best interest or when a series is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your series shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

41

•	close your account and send you the proceeds if your balance falls below a series’ minimum account balance; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Deutsche fund shares or in any case where a fall in share price created the low balance).

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a series generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the series’ net assets, whichever is less.

•	change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a series’ investment minimum at any time).

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a series or the fair determination of the value of a series’ net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

42

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

Dividends from the Tax-Free Series are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

43

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

44

Notes

45

Notes

46

Notes

47

To Get More Information

Shareholder reports -- Additional information about each series’ investments is available in the series’ annual and semiannual reports to shareholders. In the series’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each series’ performance during its last fiscal year.

Statement of Additional Information (SAI) -- This tells you more about the series’ features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-730-1313, or contact Deutsche Asset Management at the address listed below. The series’ SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the series are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the series, including the series’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Deutsche Asset Management	SEC	Distributor
Institutional Money Funds —	100 F Street, N.E.	DWS Scudder Distributors, Inc.
Client Services	Washington, D.C. 20549	222 South Riverside Plaza
210 West 10th Street	www.sec.gov	Chicago, IL 60606-5808
Kansas City, MO 64105-1614	1-800-SEC-0330	1-800-621-1148
E-mail:
www.dws-scudder.com
1-800-730-1313

SEC File Number:

Cash Reserve Fund, Inc. 811-3196

[DWS SCUDDER Logo] Deutsche Bank Group

48

OCTOBER 1, 2006

PROSPECTUS

CLASS S SHARES

DWS Cash Investment Trust

(formerly Scudder Cash Investment Trust)

DWS Tax Free Money Fund

(formerly Scudder Tax-Free Money Fund)

DWS U.S. Treasury Money Fund

(formerly Scudder U.S. Treasury Money Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Contents

How the Funds Work

4	DWS Cash Investment Trust

11	DWS Tax Free Money Fund

18	DWS U.S. Treasury Money Fund

23	Other Policies and Risks

24	Who Manages and Oversees the Funds

29	Financial Highlights

How to Invest in the Funds

33	How to Buy, Sell and Exchange Shares

35	Policies You Should Know About

43	Understanding Distributions and Taxes

How the Funds Work

These funds are money funds, meaning that they seek to maintain a stable $1.00 share price to preserve the value of your investment.

Taken as a group, they represent a spectrum of approaches to money fund investing. One fund invests for income that is free from regular federal income taxes. Each fund follows its own goal.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund’s distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

Class S

ticker symbol	SCTXX
fund number	2065

DWS Cash Investment Trust

(formerly Scudder Cash Investment Trust)

The Fund’s Main Investment Strategy

The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

4

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund will invest at least 25% of its total assets in obligations of banks and other financial institutions. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

5

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

6

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it may be more sensitive to economic results in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

7

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Foreign Investment Risk. The fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

8

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the fund’s 7-day yield was 3.58%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-728-3337.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

DWS Cash Investment Trust

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	4.70
1997	4.85
1998	4.83
1999	4.55
2000	5.78
2001	3.53
2002	1.08
2003	0.42
2004	0.73
2005	2.59

2006 Total Return as of June 30: 1.97%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000	Worst Quarter: 0.07%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S	2.59	1.67	3.29
Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

9

How Much Investors Pay

This fund’s Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of Class S shares, you pay them indirectly.

Fee Table	Class-S
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee(1)	0.40%
Distribution/Service (12b-1) Fee	None
Other Expenses(2),(3)	0.38
Total Annual Operating Expenses	0.78
Less Fee Waiver/Expense Reimbursement (4)	0.05
Net Annual Fund Operating Expenses (after waiver) (4)	0.73

(1)	Restated on an annualized basis to reflect approved changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(2)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.
(3)	Restated on an annualized basis to reflect the acquisition of Class AARP Shares on July 14, 2006.
(4)	Through September 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 0.73% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in the “1 Year” period and two years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$75	$244	$429	$962

10

Class S

ticker symbol	SCTXX
fund number	2071

DWS Tax Free Money Fund

(formerly Scudder Tax-Free Money Fund)

The Fund’s Main Investment Strategy

The fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. The fund invests under normal market conditions at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality, short-term municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT).

This fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

11

•	The fund buys short-term municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity.

•	Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

12

•	Municipal trust receipts (“MTRs”). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

13

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

14

Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund’s dividend. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to Federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

15

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the fund’s taxable equivalent yield was 4.12%. To learn the current yield, investors may call the fund’s Service Center at 1-800-728-3337.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

DWS Tax Free Money Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	2.91
1997	3.10
1998	2.92
1999	2.71
2000	3.61
2001	2.26
2002	0.85
2003	0.47
2004	0.58
2005	1.80

2006 Total Return as of June 30: 1.29%

For the periods included in the bar chart:

Best Quarter: 0.96%, Q4 2000	Worst Quarter: 0.07%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S	1.80	1.19	2.12
Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

16

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of Class S you pay them indirectly.

Fee Table	Class S
Annual Operating Expenses, deducted from fund assets
Management Fee(1)	0.52%
Distribution/Service (12b-1) Fee	None
Other Expenses(2),(3)	0.22
Total Annual Operating Expenses	0.74
Less Fee Waiver/Expense Reimbursement (4)	0.04
Net Annual Fund Operating Expenses (after waiver) (4)	0.70

(1)	Restated on an annualized basis to reflect approved changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(2)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.
(3)	Restated on an annualized basis to reflect the acquisition of Class AARP Shares on July 14, 2006.
(4)	Through September 30, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 0.70% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$72	$233	$408	$915

17

Class S

ticker symbol	SCTXX
fund number	2059

DWS U.S. Treasury Money Fund

(formerly Scudder U.S. Treasury Money Fund)

The Fund’s Main Investment Strategy

The fund seeks current income consistent with safety, liquidity and stability of capital by investing, under normal circumstances, at least 80% of total assets in short-term debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The fund seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US Government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Principal investments

The fund primarily invests in the following types of investments:

•	US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

18

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most fund shareholders, the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Working in consultation with the portfolio managers, the credit team screens potential issuers and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the fund’s high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

19

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This, in turn, could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

20

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the fund’s 7-day yield was 3.16%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-728-3337.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

DWS U.S. Treasury Money Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	4.62
1997	4.67
1998	4.78
1999	4.41
2000	5.62
2001	3.21
2002	0.95
2003	0.41
2004	0.75
2005	2.53

2006 Total Return as of June 30: 1.97%

For the periods included in the bar chart:

Best Quarter: 1.47%, Q3 2000	Worst Quarter: 0.05%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S	2.53	1.57	3.18
Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

21

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of Class S you pay them indirectly.

Fee Table	Class S
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee(1)	0.42%
Distribution/Service (12b-1) Fee	None
Other Expenses(2),(3)	0.33
Total Annual Operating Expenses	0.75
Less Fee Waiver/Expense Reimbursement (4)	0.10
Net Annual Fund Operating Expenses (after waiver) (4)	0.65

(1)	Restated on an annualized basis to reflect approved changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(2)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.
(3)	Restated on an annualized basis to reflect the acquisition of Class AARP shares on July 14, 2006.
(4)	Through September 30, 2007, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 0.65% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$66	$230	$407	$921

22

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are other issues to know about:

•	Although major changes tend to be infrequent, each fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, DWS Tax Free Money Fund has a fundamental policy, which cannot be changed without shareholder approval of investing at least 80% of net assets, plus the amount of any borrowing for investment purposes, in municipal securities exempt from federal income tax and the alternative minimum tax. In addition, DWS U.S. Treasury Money Fund will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s policy of investing at least 80% of its total assets in short-term debt obligations of the US Treasury or in repurchase agreements collateralized by US Treasury debt obligations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

23

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

24

The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS Cash Investment Trust	0.37%
DWS Tax Free Money Fund	0.50%
DWS U.S. Treasury Money Fund	0.40%

In addition, under a separate administrative services agreement between the fund and the Advisor, each fund pays the Advisor for providing most of the funds’ administrative services.

On May 5, 2006, shareholders of each of the funds approved amended and restated investment management agreements (each, an “Investment Management Agreement”) with the Advisor. Pursuant to the Investment Management Agreements, the Advisor provides continuing investment management of the assets of each of the funds.

Effective June 1, 2006, the DWS Cash Investment Trust pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.315% of the fund’s average daily net assets up to $250 million, 0.295% of the next $750 million, 0.265% of the next $1.5 billion, 0.235% of the next $2.5 billion, 0.215% of the next $2.5 billion, 0.195% of the next $2.5 billion, 0.175% of the next $2.5 billion and 0.165% thereafter.

Effective June 1, 2006, the DWS Tax Free Money Fund pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.415% of the fund’s average daily net assets up to $500 million and 0.395% thereafter.

Effective June 1, 2006, the DWS U.S. Treasury Money Fund pays the Advisor under the Investment Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.315% of the fund’s average daily net assets up to $500 million, 0.300% of the next $500 million and 0.285% thereafter.

25

The funds’ shareholder reports for the semiannual period ended November 30, 2005 for DWS Cash Investment Trust and DWS Tax Free Money Fund contain a discussion regarding the basis for the Board of Trustees’ renewal of the funds’ investment management agreements. The shareholder report for the year ended May 31, 2006 for DWS U.S. Treasury Money Fund contains a discussion regarding the basis for the Board of Trustees’ approval of a new investment management agreement (see “Shareholder reports” on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience in managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

26

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the

27

1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

28

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Cash Investment Trust — Class S

Years Ended May 31,	2006		2005		2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations: Net investment income	.034		.014		.003		.008	.020
Less distributions from: Net investment income	(.034)		(.014)		(.003)		(.008)	(.020)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)	3.40	^a	1.42	^a	.33	^a	.84	1.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	487		527		612		716	798
Ratio of expenses before expense reductions (%)	.83		.81		.85		.84	.83
Ratio of expenses after expense reductions (%)	.79		.72		.77		.84	.83
Ratio of net investment income (%)	3.28		1.30		.39		.85	2.01

^a	Total returns would have been lower had certain expenses not been reduced.

29

DWS Tax Free Money Fund — Class S

Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations: Net investment income	.022	.011	.004	.007	.014
Less distributions from: Net investment income	(.022)	(.011)	(.004)	(.007)	(.014)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	2.23	1.07	.37	.74	1.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141	159	162	210	259
Ratio of expenses before expense reductions (%)	.71	.67	.67	.65	.65
Ratio of expenses after expense reductions (%)	.71	.67	.67	.65	.65
Ratio of net investment income (%)	2.16	1.04	.36	.74	1.39

30

DWS U.S. Treasury Money Fund — Class S

Years Ended May 31,	2006		2005		2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations: Net investment income	.033		.014		.003		.008	.018
Less distributions from: Net investment income and realized gain on investment transactions	(.033)		(.014)		(.003)		(.008)	(.018)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total Return (%)	3.36	^a	1.43	^a	.29	^a	.77	1.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166		190		224		302	326
Ratio of expenses before expense reductions (%)	.79		.74		.81		.81	.80
Ratio of expenses after expense reductions (%)	.67		.65		.71		.81	.80
Ratio of net investment income (%)	3.27		1.30		.36		.77	1.76

^a	Total return would have been lower had certain expenses not been reduced.

31

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with DWS Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

32

How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Please make your checks payable to “DWS Scudder.”

First investment	Additional investments

Regular accounts:	$50 or more for regular accounts and IRA accounts

$2,500 or more

IRA accounts*:	$50 or more with an Automatic Investment Plan

$1,000 or more

By mail or express mail (see below)

• Fill out and sign an application	Send a DWS investment slip or short note that includes:

• Send it tus at the appropriate address, along with an investment check	• fund and class name

• account number

• check payable t”DWS Scudder “

By wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By phone

Not available	• Call 1-800-728-3337 for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call 1-800-728-3337

Using QuickBuy

Not available	• Call 1-800-728-3337 to make sure QuickBuy is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $ 250,000

On the Internet

• Go to “funds and prices” at www.dws-scudder.com	• Call 1-800-728-3337 to ensure you have electronic services

• Print out a prospectus and a new account application	• Register at www.dws-scudder.com

• Complete and return the application with your check	• Follow the instructions for buying shares with money from your bank account

*	DWS Tax Free Money Fund is not appropriate for IRAs.

Regular mail:

First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

33

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

Exchanging into another fund	Selling shares

To open a new account: same minimum as for a new investment	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 39

For exchanges between existing accounts: $50 or more

By phone or wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

Using the Automated Information Line

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By mail or express mail (see previous page)

Your instructions should include:	Your instructions should include:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a DWS fund account, call 1-800-728-3337

Using QuickSell

Not available	• Call 1-800-728-3337 to make sure QuickSell is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $ 250,000

Using Checkwriting

Not available	• Write a check on your account. See page 33 for checkwriting minimums.

On the Internet

• Register at www.dws-scudder.com	• Register at www.dws-scudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

34

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to a fund’s Class S shares. DWS Cash Investment Trust has other share classes. The fund’s additional classes are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-728-3337.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Each fund also calculates its share price as of 12:00 noon Eastern time on business days. You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-728-3337.

35

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

36

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 12:00 noon Eastern time will receive that day’s dividend. All other investments will start to accrue dividends the next business day after your purchase is processed.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If you ask us to, we can sell shares in any fund and wire you the proceeds on the same day, as long as we receive your request before 12:00 noon Eastern time. However, you won’t receive that day’s dividend.

Initial Purchase. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee- based and wrap programs offered through certain financial intermediaries approved by the Advisor for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The funds may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the Advisor and its affiliates.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class S Shares

Call the Automated Information Line at 1-800-728-3337

37

QuickBuy and QuickSell enables you to set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100. Note as well that we can’t honor any check larger than your balance at the time the check is presented to us, or any check for more than $5,000,000. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

The funds accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone 1-800-728-3337 or write (DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws- scudder.com.

38

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-3337 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in these funds and, accordingly, the Boards of the funds have not approved any policies and procedures designed to limit this activity. However, each fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

39

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

40

How the funds calculate share price

To calculate net asset value per share, or NAV, the fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES
= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities each fund buys and rounds the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

41

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares or, in any case, where a fall in share price created the low balance)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, a fund won’t make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

42

Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

•	Income dividends: declared daily and paid monthly

•	The taxable money funds may take into account capital gains and losses (other than net long-term capital gains) in their daily dividend declarations.

The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

For federal income tax purposes, distributions of investment income (other than “tax-exempt dividends” for the DWS Tax Free Money Fund) are taxable as ordinary income. The funds do not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is treated the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

43

For most shareholders, dividends from the DWS Tax Free Money Fund are generally free from Federal income tax, and a portion of the dividends from the DWS U.S. Treasury Money Fund are generally free from state and local income taxes. However, there are a few exceptions:

•	A portion of a fund’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

•	With the DWS Tax Free Money Fund, because the fund can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the DWS Tax Free Money Fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

44

Notes

45

Notes

46

Notes

47

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. The fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

DWS Scudder	SEC	Distributor
PO Box 219669	100 F Street, N.E.	DWS Scudder Distributors, Inc.
Kansas City, MO 64121-9669	Washington, D.C.	222 South Riverside Plaza
www.dws-scudder.com	20549-0102	Chicago, IL 60606-5808
1-800-728-3337	www.sec.gov	1-800-621-1148
1-800-SEC-0330

SEC File Numbers:

DWS Cash Investment Trust	811-2613

DWS Tax Free Money Fund	811-2959

DWS U.S. Treasury Money Fund	811-3043

[DWS SCUDDER Logo]

Deutsche Bank Group

48

STATEMENT OF ADDITIONAL INFORMATION

INVESTORS CASH TRUST

TREASURY PORTFOLIO

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated                              , 2007 for the Joint Special Meeting of Shareholders of Treasury Series, a series of Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund (the “Acquired Funds”) to be held on                     , into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-730-1313 (for CRF Treasury Fund) or 1-800-728-3337 (for DWS Treasury Fund), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”) is contained in the ICT Treasury Fund’s statements of additional information dated August 1, 2006, as supplemented from time to time, for DWS U.S. Treasury Money Fund Class S shares, Institutional Shares and Investment Class shares, which are attached to this statement of additional information as Appendix A, Appendix B and Appendix C, respectively. The audited financial statements and related independent registered public accounting firm’s report for ICT Treasury Fund contained in the Annual Report for the fiscal year ended March 31, 2006 and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended September 30, 2006 are incorporated herein by reference insofar as they relate to the ICT Treasury Fund’s participation in the mergers. No other parts of the Annual Report or Semi-annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of ICT Treasury Fund and the Acquired Funds as if the mergers had been consummated on                     , 2006, unless otherwise indicated.

Further information about the Acquired Funds is contained in each Acquired Fund’s statement of additional information dated August 1, 2006 and October 1, 2006, respectively, as supplemented from time to time.

The date of this statement of additional information is                     , 2007.

S-1

PRO FORMAS

[TO COME]

(UNAUDITED)

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust	DWS International Fund	DWS Variable Series II

Government & Agency Securities	DWS International Select Equity Fund	DWS Balanced VIP

Portfolio	DWS Investments VIT Funds	DWS Blue Chip VIP

Money Market Portfolio	DWS RREEF Real Estate Securities VIP	DWS Conservative Allocation VIP

Tax-Exempt Portfolio	DWS Small Cap Index VIP	DWS Core Fixed Income VIP

Cash Management Fund Institutional	DWS Davis Venture Value VIP	DWS Equity 500 Index VIP

Cash Management Fund Investment	DWS Dreman Financial Services VIP	DWS Japan Equity Fund

Cash Reserve Fund	DWS Large Cap Value Fund	DWS Dreman High Return Equity VIP

Prime Series	DWS Large Company Growth Fund	DWS Dreman Small Cap Value VIP

Tax-Free Series	DWS Latin America Equity Fund	DWS Global Thematic VIP

Treasury Series	DWS Lifecycle Long Range Fund	DWS Government & Agency Securities VIP

Daily Assets Fund Institutional	DWS Growth Allocation VIP	DWS Managed Municipal Bond Fund

DWS Balanced Fund	DWS Massachusetts Tax-Free Fund	DWS High Income VIP

DWS Blue Chip Fund	DWS Micro Cap Fund	DWS Income Allocation VIP

DWS California Tax Free Income Fund	DWS International Select Equity VIP	DWS Mid Cap Growth Fund

DWS Capital Growth Fund	DWS Moderate Allocation Fund	DWS Janus Growth & Income VIP

DWS Cash Investment Trust	DWS Money Market Fund	DWS Janus Growth Opportunities VIP

DWS Commodity Securities Fund	DWS Large Cap Value VIP	DWS Money Market Series

DWS Communications Fund	DWS New York Tax-Free Income Fund	DWS Mercury Large Cap Core VIP

DWS Conservative Allocation Fund	DWS Pacific Opportunities Equity Fund	DWS MFS Strategic Value VIP

DWS Core Fixed Income Fund	DWS RREEF Real Estate Securities Fund	DWS Mid Cap Growth VIP

DWS Core Plus Income Fund	DWS S&P 500 Index Fund	DWS Moderate Allocation VIP

DWS Dreman Concentrated Value Fund	DWS Money Market VIP	DWS Short Duration Fund

DWS Dreman Financial Services Fund	DWS Oak Strategic Equity VIP	DWS Short Duration Plus Fund

DWS Dreman High Return Equity Fund	DWS Salomon Aggressive Growth VIP	DWS Short Term Bond Fund

DWS Dreman Mid Cap Value Fund	DWS Small Cap Growth VIP	DWS Short-Term Municipal Bond Fund

DWS Dreman Small Cap Value Fund	DWS Strategic Income VIP	DWS Small Cap Core Fund

DWS EAFE Equity Index Fund	DWS Small Cap Growth Fund	DWS Technology VIP

DWS Emerging Markets Equity Fund	DWS Templeton Foreign Value VIP	DWS Small Cap Value Fund

DWS Emerging Markets Fixed Income Fund	DWS Turner Mid Cap Growth VIP	DWS Strategic Income Fund

DWS Enhanced S&P 500 Index Fund	Investors Cash Trust	DWS Target 2006 Fund

DWS Equity 500 Index Fund	DWS Target 2008 Fund	Government & Agency Securities Portfolio

DWS Equity Income Fund	DWS Target 2010 Fund	Treasury Portfolio

DWS Equity Partners Fund	DWS Target 2011 Fund	Investors Municipal Cash Fund

DWS Europe Equity Fund	DWS Target 2012 Fund	Investors Florida Municipal Cash Fund

DWS Global Bond Fund	DWS Target 2013 Fund	Investors Michigan Municipal Cash Fund

DWS Global Opportunities Fund	DWS Target 2014 Fund	Investors New Jersey Municipal Cash Fund

DWS Global Thematic Fund	DWS Tax Free Money Fund	Investors Pennsylvania Municipal Cash

DWS GNMA Fund	DWS Tax-Exempt Money Fund	Fund

DWS Gold & Precious Metals Fund	DWS Technology Fund	Tax-Exempt New York Money Market Fund

DWS Government & Agency Money Fund	DWS U.S. Bond Index Fund	Money Market Fund Investment

DWS Growth & Income Fund	DWS U.S. Government Securities Fund	New York Tax Free Money Fund

DWS Growth Allocation Fund	DWS U.S. Treasury Money Fund	Tax Exempt California Money Market Fund

DWS Growth Plus Allocation Fund	DWS Value Builder Fund	Tax Free Money Fund Investment

DWS Health Care Fund	DWS Variable Series I	Treasury Money Fund Institutional

DWS High Income Fund	DWS Bond VIP

DWS High Income Plus Fund	DWS Capital Growth VIP

DWS High Yield Tax Free Fund	DWS Global Opportunities VIP

DWS Inflation Protected Plus Fund	DWS Growth & Income VIP

DWS Intermediate Tax/AMT Free Fund	DWS Health Care VIP

DWS International Equity Fund	DWS International VIP

The following replaces the second and third paragraphs under the “Portfolio Holdings Information” section of each of the above-referenced fund's Statement of Additional Information:

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a fund’s non-public portfolio holdings information to \Authorized Third Parties, a person authorized by a fund's Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Please Retain This Supplement for Future Reference

October 2, 2006

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust	DWS GNMA Fund
DWS Short Term Bond Fund
Government & Agency Securities	DWS Gold & Precious Metals Fund
DWS Short-Term Municipal Bond Fund
Portfolio	DWS Growth & Income Fund
DWS Small cap Core Fund
Money Market Portfolio	DWS Growth Allocation Fund
DWS Small Cap Growth Fund
Tax-Exempt Portfolio	DWS Growth Plus Allocation Fund
DWS Small Cap Value Fund
Cash Management Fund Institutional	DWS Health Care Fund
DWS Strategic Income Fund
Cash Management Fund Investment	DWS High Income Fund
DWS Target 2008 Fund
Cash Reserve Fund, Inc.	DWS High Income Plus Fund
DWS Target 2010 Fund
Prime Series	DWS High Yield Tax Free Fund
DWS Target 2011 Fund
Tax-Free Series	DWS Inflation Protected Plus Fund
DWS Target 2012 Fund
Treasury Series	DWS Intermediate Tax/AMT Free Fund
DWS Target 2013 Fund
Cash Reserves Fund Institutional	DWS International Equity Fund
DWS Target 2014 Fund
Daily Assets Fund Institutional	DWS International Fund
DWS Tax Free Money Fund
DWS Balanced Fund	DWS International Select Equity Fund
DWS Technology Fund
DWS Blue Chip Fund	DWS International Value Opportunities
DWS U.S. Bond Index Fund
DWS California Tax-Free Income Fund	Fund
DWS U.S. Government Securities Fund
DWS Capital Growth Fund	DWS Japan Equity Fund
DWS U.S. Treasury Money Fund
DWS Cash Investment Trust	DWS Large Cap Value Fund
DWS Value Builder Fund
DWS Commodity Securities Fund	DWS Large Company Growth Fund
Investors Cash Trust
DWS Communications Fund	DWS Latin America Equity Fund
Government & Agency Securities
DWS Conservative Allocation Fund	DWS Lifecycle Long Range Fund
Portfolio
DWS Core Fixed Income Fund	DWS Managed Municipal Bond Fund
Treasury Portfolio
DWS Core Plus Allocation Fund	DWS Massachusetts Tax-Free Fund
Investors Municipal Cash Fund
DWS Core Plus Income Fund	DWS Micro Cap Fund
Investors Florida Municipal cash
DWS Disciplined Market Neutral Fund	DWS Mid Cap Growth Fund
Fund
DWS Dreman concentrated Value Fund	DWS Moderate Allocation Fund
Investors Michigan Municipal Cash
DWS Dreman Financial Services Fund	DWS Money Funds
Fund
DWS Dreman High Return Equity Fund	DWS Government & Agency Money Fund
Investors New Jersey Municipal
DWS Dreman Mid Cap Value Fund	DWS Money Market Prime Series
Cash Fund
DWS Dreman Small Cap Value Fund	DWS Tax-Exempt Money Fund
Investors Pennsylvania Municipal
DWS EAFE(R) Equity Index Fund	DWS Money Market Series
Cash Fund
DWS Emerging Markets Equity Fund	DWS New York Tax-Free Income Fund
Tax-Exempt New York Money Market
DWS Emerging Markets Fixed Income Fund	DWS Pacific Opportunities Equity Fund
Fund
DWS Enhanced S&P 500 Index Fund	DWS RREEF Global Real Estate
Money Market Fund Investment
DWS Equity 500 Index Fund	Securities Fund
NY Tax Free Money Fund
DWS Equity Income Fund	DWS RREEF Real Estate Securities Fund
Tax Free Money Fund Investment
DWS Equity Partners Fund	DWS S&P 500 Index Fund
Tax-Exempt California Money Market Fund
DWS Europe Equity Fund	DWS Short Duration Fund
Treasury Money Fund
DWS Global Bond Fund	DWS Short Duration Plus Fund
Treasury Money Fund Investment
DWS Global Opportunities Fund
DWS Global Thematic Fund

The following information supplements the “Purchase and Redemption” section of each fund’s/portfolio’s Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the

[DWS SCUDDER LOGO]

Deutsche Bank Group

level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sa le and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative , sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list , or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, ..05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS Funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above :

Channel: Broker-Dealers and Financial Advisors

AG Edwards & Sons Inc.

AIG	Advisors Group
Cadaret,	Grant & Co. Inc.
Brown	Brothers Harriman
Capital	Analyst, Incorporated
Citicorp	Investment Services
Citigroup	Global Markets, Inc. (dba Smith Barney)

2

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

3

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel:	Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

4

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. - International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Comp any)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S. A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

5

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

6

Appendix A

INVESTORS CASH TRUST

Treasury Portfolio

DWS U.S. Treasury Money Fund Class S

CASH ACCOUNT TRUST

Tax-Exempt Portfolio

DWS Tax-Free Money Fund Class S

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the DWS U.S. Treasury Money Fund Class S shares of the Treasury Portfolio, a series of Investors Cash Trust and the DWS Tax-Free Money Fund Class S shares of the Tax-Exempt Portfolio, a series of Cash Account Trust dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Portfolio, dated April 30, 2006 for Tax-Exempt Portfolio and March 31, 2006 for Treasury Portfolio, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-728-3337. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

i

This combined Statement of Additional Information contains information about the DWS Tax-Free Money Fund Class S shares (“Class S”) of the Tax-Exempt Portfolio (a “Portfolio”) offered by Cash Account Trust (a “Trust”) and DWS U.S. Treasury Money Fund Class S shares (collectively “Class S”) of Treasury Portfolio (a “Portfolio,” collectively “the Portfolios”) offered by Investors Cash Trust (a “Trust,” collectively the “Trusts”).

INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Tax-Exempt Portfolio may not:

(1)	Purchase securities if as a result of such purchase more than 25% of the Portfolio’s total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio’s assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3)	Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4)	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio’s total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5)	Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)	Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7)	Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8)	Invest for the purpose of exercising control or management of another issuer.

(9)	Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11)	Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)	Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1)	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities; or

(7)	Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii)	Lend portfolio securities in an amount greater than 5% of its total assets.

(iii)	Invest more than 10% of net assets in illiquid securities.

(iv)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio’s net assets valued at the time of the transaction would be invested in such securities.

2

INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

3

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors’ money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: Money Market Portfolio and Government & Agency Securities Portfolio (which are not offered in this Statement of Additional Information) and Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: the Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and the Treasury Portfolio. A Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio’s net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain “private activity” bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a “Standby Commitment.” Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio’s Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio’s policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio’s Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

4

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio’s Advisor. To the extent that the Portfolio’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio’s assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio’s assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term US Treasury securities and repurchase agreements backed by US Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the US Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are

5

negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

6

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

7

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio’s Board has approved policies established by a Portfolio’s Advisor reasonably calculated to prevent a Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term “Government & Agency Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management’s appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically

8

issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Portfolio’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund’s original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or

9

improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio’s shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to

10

initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio’s investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a fund has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an

11

unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security

12

subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

13

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolios’ prospectuses. The Portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolios.

Each Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Investment Management Americas Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Portflio’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

14

Prior to any disclosure of a Portfolio’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Portfolio’s Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolios and information derived therefrom, including, but not limited to, how the Portfolios’ investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolios’ holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolios’ portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolios’ policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and

15

commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

Pursuant to an investment management agreement with each Trust, on behalf of the applicable Portfolio, the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the “Agreements”) were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio’s assets shall be held uninvested, subject to the Trusts’ Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory

16

agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing each Portfolio’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolios’ expense.

For the services and facilities furnished to the portfolios of Cash Account Trust (i.e., the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, for the fiscal year ended April 30, 2006; $1,783,751, for the fiscal year ended April 30, 2005 and $1,412,728, for the fiscal year ended April 30, 2004.

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the Portfolio’s DWS Tax-Free Money Fund Class S shares total operating expenses at 0.70% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e., the Treasury Portfolio and the Government & Agency Securities Portfolio, the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment

17

management fees of $129,210, $67,256 and $75,657 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of Treasury Portfolio’s investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the Advisor waived Treasury Portfolio’s entire investment management fee.

Three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Treasury Portfolio to the extent necessary to maintain the Portfolio’s DWS U.S. Treasury Money Fund Class S shares total operating expenses at 0.65% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to separate underwriting and distribution services agreement (the “Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for each Trust to provide information and services for existing and potential shareholders. The Distribution Agreements provide that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trusts.

The Distribution Agreements, last approved by the Trustees of each Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the Distribution Agreements. The Distribution Agreements automatically terminate in the event of their assignment and may be terminated at any time without penalty by a Trust or by DWS-SDI upon 60 days’ written notice. Termination of the Distribution Agreements by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a “majority of the outstanding voting securities” of the Trusts as defined under the 1940 Act.

As principal underwriter for the Portfolios, DWS-SDI acts as agent of each Portfolio in the continuous sale of that Portfolio’s shares. DWS-SDI pays all its expenses under the Distribution Agreements including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

18

Although Class S shares of the Portfolios do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Portfolios will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the Distribution Agreement.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in each Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trusts and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110 (the “Custodian”), as custodian, has custody of all securities and cash of each Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Portfolio.

19

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

20

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rates schedules.

21

FEDERAL

Tax Equivalent Yields DWS 2006

Taxable Income Single	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint
30,651 - 74,200	25.00%	25.00%	61,301 - 123,700
74,201 - 154,800	28.00%	28.00%	123,701 - 188,450
154,801 - 336,550	33.00%	33.00%	188,451 - 336,550
over 336,551	35.00%	35.00%	over 336,551

Taxable Income Single	Effective Federal Rate	Federal Tax Bracket
30,651 - 74,200	25.00%	25.00%
74,201 - 154,800	28.00%	28.00%
154,801 - 336,550	33.00%	33.00%
over 336,551	35.00%	35.00%

If your federal effective tax rate in 2005 is:

	10.00%	15.00%	25.00%	28.00%	33.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:
2.00%	2.22%	2.35%	2.67%	2.78%	2.99%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%

If your federal effective tax rate in 2005 is:

	35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:
	3.08%	2.67%	2.78%	2.99%	3.08%
	4.62%	4.00%	4.17%	4.48%	4.62%
	6.15%	5.33%	5.56%	5.97%	6.15%
	7.69%	6.67%	6.94%	7.46%	7.69%
	9.23%	8.00%	8.33%	8.96%	9.23%
	10.77%	9.33%	9.72%	10.45%	10.77%
	12.31%	10.67%	11.11%	11.94%	12.31%
	13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any state, local or city tax rates.

2)	The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

22

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

23

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000. A

24

shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Portfolio’s transfer agent, for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio’s assets, up to 0.10 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending

25

written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Portfolio shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchase of Shares

A Portfolio reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Portfolio may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

A Portfolio reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Portfolio also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

26

A Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of a Portfolio or the Advisor and its affiliates.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 through DWS Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of a Portfolio through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Portfolio may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Portfolio is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to a Portfolio promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Portfolios’ prospectus.

The Portfolios are open for business each day the New York Stock Exchange is open. Normally, each Portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day’s dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

27

Please contact your financial advisor for wire instructions and purchase orders. If planning to make a payment in wired federal funds, please call 1-800-728-3337.

The Portfolios have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by a Portfolios when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolios and the financial institution, ordinarily orders will be priced at a Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolios. Further, if purchases or redemptions of a Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolios’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolios at any time for any reason.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive “same day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio’s present policy to redeem in cash, a Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

28

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization

29

to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation.

30

If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio’s agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio’s liability shall not exceed the amount of the transfer in question.

A portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-728-3337. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-728-3337 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

31

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

32

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-728-3337 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days’ prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio’s shares may provide for the payment from the owner’s account of any requested dollar amount up to $50,000 to be paid to the owner or the owner’s designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer’s financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer’s payroll bank in the case of Direct Deposit, and your account. Your bank’s crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact DWS Scudder Investments Service Company at 1-800-728-3337 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See “Special Features — Exchange Privilege” for a list of such other DWS Mutual Funds. To use this privilege of investing

33

Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio’s Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see “Purchase of Shares”). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in

34

connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Treasury Portfolio. The Treasury Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain “private activity bonds” issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from “private activity bonds,” are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of “adjusted current earnings” over the corporate shareholder’s other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

35

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are “related persons” to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

36

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust and Investors Cash Trust as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of a Trust.

The following individuals hold the same position with the Portfolios and the Trusts.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	69

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

37

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	72

	* Inception date of the corporation which was the predecessor to the L.L.C.

38

Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

39

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Board Members’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Board Members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

40

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). Each Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing each Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio’s investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Portfolio and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

41

Name of Board Member	Compensation from Tax-Exempt Portfolio	Compensation from Treasury Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex(3)(4)(5)
John W. Ballantine	$5,430	$1,870	$0	$215,150
Donald L. Dunaway(1)	$5,510	$1,940	$0	$224,660
James R. Edgar(2)	$4,580	$1,610	$0	$173,790
Paul K. Freeman	$5,480	$1,890	$0	$215,150
Robert B. Hoffman	$4,930	$1,710	$0	$187,940
William McClayton	$4,750	$1,680	$0	$181,180
Shirley D. Peterson(6)	$5,290	$1,870	$0	$208,580
Robert H. Wadsworth	$4,520	$1,580	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Mr. Dunaway are $27 and from the Tax-Exempt Portfolio are $179.

42

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Governor Edgar are $8,696 and from the Tax-Exempt Portfolio are $23,274.
(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 72 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

43

Board Member Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership of the Portfolio and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

Name of Board Member	Dollar Range of Securities Owned in Tax-Exempt Portfolio	Dollar Range of Securities Owned in Treasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	None	Over $100,000
Donald L. Dunaway*	None	None	Over $100,000
James R. Edgar*	None	None	Over $100,000
Paul K. Freeman	None	None	$1-$10,000**
Robert B. Hoffman	None	None	Over $100,000
William McClayton	None	None	$50,001-$100,000***
Shirley D. Peterson	None	None	Over $100,000
Robert H. Wadsworth	None	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

44

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

As of July 18, 2006, all Board Members and Officers of the Trusts as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of the Trusts’ knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below:

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

45

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

46

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

47

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

48

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

49

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

50

TRUST ORGANIZATION

Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series: Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares. Treasury Portfolio is divided into four classes of shares: Investment Class, Premier Money Market Shares, Institutional Shares (formerly Service Shares) and DWS U.S. Treasury Money Fund Class S Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S shares, Managed Shares, Institutional Shares, Tax-Free Investment Class, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios’ prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trusts generally are not required to hold meetings of their shareholders. Under the Agreements and Declarations of Trust, as amended, (“Declarations of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declarations of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

51

Subject to the Declarations of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declarations of Trust provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declarations of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declarations of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Declaration of Trust specifically authorize the Board of Trustees to terminate a Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of a Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the trustees. Moreover, the Declarations of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and a Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Trust itself is unable to meet its obligations.

PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

52

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

53

FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2006 for Treasury Portfolio and April 30, 2006 for Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of ICT: Treasury Portfolio’s Class S shares is 461473878.

The CUSIP number of CAT: Tax-Exempt Portfolio’s Class S shares is 147539639.

Treasury Portfolio has a fiscal year end of March 31. Tax-Exempt Portfolio has a fiscal year of April 30.

The Portfolios’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

54

APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody’s Investors Service, Inc.’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

55

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP’S INC. BOND RATINGS

AAA — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

56

Appendix B

INVESTORS CASH TRUST

Treasury Portfolio

Service Shares

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This Statement of Additional Information contains information about the Service Shares of Treasury Portfolio (the “Portfolio”) offered by Investors Cash Trust (the “Trust”). This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Service Shares of the Portfolio, dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-231-8568, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Portfolio, dated March 31, 2006, accompanies this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

i

INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, except for the policies designated as nonfundamental below, may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company.

As a matter of fundamental policy, the Portfolio may not:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.	make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following policies are non-fundamental, and may be changed or eliminated for the Portfolio by its Board without a vote of the Portfolio’s shareholders: The Portfolio may not:

1.	lend portfolio securities in an amount greater than 5% of its total assets;

2.	invest more than 10% of net assets in illiquid securities; or

3.	invest more than 10% of total assets in non-affiliated investment companies.

4.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

The Portfolio will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Portfolio’s net assets, valued at the time of the transaction, would be invested in such securities.

1

INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise indicated, the Portfolio’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Portfolio’s objective will be met.

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Portfolio is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Portfolio is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors’ money to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers two investment Portfolios: the Government & Agency Securities Portfolio and the Treasury Portfolio. The Government & Agency Securities Portfolio currently offers three classes of shares: the Service Shares, the Government Cash Managed Shares and the DWS Cash Institutional Shares. The Government & Agency Securities Portfolio is described in a separate SAI. The Treasury Portfolio offers two classes of shares: Service Shares and the Premier Money Market Shares. Service Shares of Treasury Portfolio are described herein. Because the Portfolio combines its shareholders’ money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Trust is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying the Portfolio’s investments. The Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

The Portfolio is designed primarily for state and local governments and related agencies, school districts and other tax-exempt organizations to invest the proceeds of tax-exempt bonds and working capital.

The Portfolio will also provide written notice to shareholders at least sixty days prior to changing the Portfolio’s investment objective, if the trustees vote to do so.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing the Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio’s performance.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

2

The Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits the Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, each is subject to its applicable investment restrictions relating to borrowing.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a money market fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio’s investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

3

Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term “Government securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to management’s appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a US Government security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff. Currently, the Portfolio will only enter into repurchase agreements with primary US Government securities dealers recognized by the Federal Reserve Bank of New York that have been approved by the Advisor.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the fund subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court

4

characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals not exceeding 397 calendar days to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the Portfolio will be that of holding such a long-term bond and the weighted average maturity of the Portfolio’s investments and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various

5

regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio’s average portfolio maturity. As a result, the Portfolio’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in US Government securities having rates of interest that are adjusted periodically or which “float” continuously according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

6

Investment Company Securities. The Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment restrictions and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio’s prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Portfolio’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolio’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

7

MANAGEMENT OF THE PORTFOLIO

Investment Advisor. On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Portfolio, with headquarters at 345 Park Avenue, New York, New York, 10154, DeIM makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages the Portfolio’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

Pursuant to an investment management agreement with the Trust, on behalf of the Portfolio, the Advisor acts as the Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.

The present investment management agreement for Investors Cash Trust (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees

8

on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management consistent with the Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Portfolio’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolio (such as the Portfolio’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Portfolio’s federal, state and local tax returns; preparing and filing the Portfolio’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities; monitoring the registration of shares of the Portfolio under applicable federal and state securities laws; maintaining the Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring the Portfolio’s operating budget; processing the payment of the Portfolio’s bills; assisting the Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its Agreement, the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

9

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolio’s expense.

For these services, the Trust pays the Advisor a monthly investment management fee of 1/12 of 0.15% of the average daily net assets of the Treasury Portfolio and Government & Agency Securities Portfolio (a separate portfolio of the Trust). The investment management fee is computed based on the combined average daily net assets of the Portfolios and allocated between the Portfolios based upon the relative net assets of each. For fiscal years ended March 31, 2004, 2005 and 2006, the Trust incurred investment management fees for the Treasury Portfolio of $75,657, $67,256 and $129,210, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of the Treasury Portfolio’s investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, the Advisor waived Treasury Portfolio’s entire investment management fee. In addition, during the fiscal years ended March 31, 2005 and March 31, 2004, under expense limits then in effect, the Advisor (or an affiliate) reimbursed $12,326 and $6,417, respectively, of the Portfolio’s Service Shares operating expenses.

Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Portfolio to the extent necessary to maintain the Portfolio’s total operating expenses at 0.25%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

By contract, the Advisor and certain affiliates had agreed to waive and reimburse certain operating expenses to 0.25% of the average daily net assets of the Service Shares of the Portfolio on an annual basis until July 31, 2006. For this purpose, “Portfolio operating expenses” do not include certain expenses such as reorganization, taxes, brokerage and interest expense. By contract, the Advisor and certain affiliates had agreed to waive and reimburse certain operating expenses to 0.25% of the average daily net assets of the Service Shares of the Portfolio on an annual basis until July 31, 2005. For this purpose, “Portfolio operating expenses” do not include certain expenses such as reorganization, taxes, brokerage and interest expense.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Portfolio, the Advisor and the principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolio, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes

10

in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the fund to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade.

Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

11

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions

During the last three fiscal years the Portfolio paid no portfolio brokerage commissions.

PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to an underwriting and distribution services agreement (the “Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. DWS-SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. DWS-SDI has related selling group agreements with various firms to provide distribution services for Portfolio shareholders. DWS-SDI receives no compensation from the Trust as principal underwriter for the shares and pays all expenses of distribution of the shares not otherwise paid by dealers and other financial services firms. DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Portfolio.

The Distribution Agreement, last approved by the Trustees of the Trust on September 23, 2005, continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days’ written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a “majority of the outstanding voting securities” of the Trust as defined under the 1940 Act.

Administrative services are provided to the Service Shares of the Portfolio under an administration and shareholder services agreement (the “Services Agreement”) with DWS-SDI. DWS-SDI bears all its expenses of providing

12

services pursuant to the Services Agreement between DWS-SDI and the Service Shares of the Portfolio, including the payment of service fees. Service Shares of the Portfolio currently pays DWS-SDI an administrative services fee, payable monthly, at an annual rate of up to 0.05% of average daily net assets attributable to those shares of the Portfolio. In the discretion of the Board of Trustees of the Trust, the administrative services fee may be increased to a maximum of 0.10% of average daily net assets.

During the fiscal year ended March 31, 2006, the Service Shares of the Portfolio incurred administrative services fees of $2,597 (all of which was waived). During the fiscal year ended March 31, 2005, the Service Shares of the Portfolio incurred administrative services fees of $3,699 (all of which was waived). During the fiscal year ended March 31, 2004, the Service Shares of the Portfolio incurred administrative services fees of $9,516 (all of which was waived).

DWS-SDI has entered into related arrangements with various banks, broker-dealer firms and other service or administrative firms (“firms”) that provide services and facilities for their customers or clients who are investors in Service Shares of the Portfolio. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Portfolio, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. Currently, DWS-SDI pays each firm a service fee, normally payable monthly, at an annual rate of between 0.05% and 0.10% of the average daily net assets in the Portfolio’s Service Shares accounts that it maintains and services. This fee may be paid from fees received by DWS-SDI under the Services Agreement. Firms to which service fees may be paid may include affiliates of DWS-SDI.

In addition, DWS-SDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Service Shares of the Portfolio.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Service Agreement not paid to firms to compensate itself for administrative functions performed for the Service Shares of the Portfolio.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolio included in the Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

13

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolio.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110 (the “Custodian”), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio.

SSB also acts as transfer agent for the Portfolio. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (DWS-SISC), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

The Portfolio has entered into arrangements whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio’s expenses. During the fiscal year ended March 31, 2006, the Treasury Portfolio’s custodian fees were reduced by $13, under these arrangements.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

14

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Portfolio’s transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolio’s assets, up to 0.10% of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the financial institution, ordinarily orders will be priced at the Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolio. Further, if purchases or redemptions of the Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolio at any time for any reason.

Purchase of Shares

Shares of the Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. The minimum initial investment is $1,000,000 but such minimum amount may be changed at any time in management’s discretion. The Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of the Portfolio or the Advisor and its affiliates. An investor wishing to open an account should use the Account Application available from the Portfolio or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

15

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Portfolio’s prospectus.

No third party checks or cash equivalents (cashier checks, money orders, etc.) will be accepted for initial investment to establish an account.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the Portfolio will be redeemed by the Portfolio at the next determined net asset value. If processed at or prior to 4:00 p.m. Eastern time, the shareholder will receive that day’s dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected Portfolios have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (see “Redemptions by Draft”) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

The Portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is the Portfolio’s present policy to redeem in cash, the Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirement, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other Portfolio, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification

16

procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Portfolio’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed (if applicable) to DWS Scudder Investments Service Company, P.O. Box 219153, Kansas City, Missouri 64121-7196. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under “General” above, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 2:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under “General” above. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder

17

Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive cash dividends unless they elect to receive dividends in additional shares. For cash dividends, checks will be mailed or proceeds wired within five business days after the reinvestment date described below. For dividends paid in additional shares, dividends will be reinvested monthly in shares of the same Portfolio normally on the first day of each month, if a business day, otherwise on the next business day. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, net investment income generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses. Expenses of the Portfolio are accrued each day. Since the Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

Dividends are paid in cash monthly and shareholders will receive monthly confirmation of dividends and of purchase and redemption transactions. Shareholders may select one of the following ways to receive dividends:

1.

Receive Dividends in Cash. Checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent. Dividends will be received in cash unless the shareholder elects to have them reinvested. If an investment

18

is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

2.	Reinvest Dividends at net asset value into additional shares of the same Portfolio if so requested. Dividends are reinvested on the 1st day of each month if a business day, otherwise on the next business day.

The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Portfolio.

The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. In order to qualify as a regulated investment company, the Portfolio must meet certain requirements regarding the source of its income and the diversification of its assets.

The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

The Portfolio is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Portfolio during the prior calendar year. Although the Portfolio’s distribution policies should enable it to avoid excise tax liability, the Portfolio may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Portfolio.

19

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Portfolio with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Investors Cash Trust as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless

20

otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolio and the Trust.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	68

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company)	68

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	68

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68

21

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	68

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68

Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. since 1992), (The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		71

Officers(2)

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

22

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present; formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

23

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing the Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are

24

John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolio and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

Name of Trustee	Compensation from Treasury Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(3)(4)(5)
John W. Ballantine	$1,870	$0	$215,150
Donald L. Dunaway(1)	$1,940	$0	$224,660
James R. Edgar(2)	$1,610	$0	$173,790
Paul K. Freeman	$1,890	$0	$215,150
Robert B. Hoffman	$1,710	$0	$187,940
William McClayton	$1,680	$0	$181,180
Shirley D. Peterson(6)	$1,870	$0	$208,580
Robert H. Wadsworth	$1,580	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the

25

Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Portfolio to Mr. Dunaway are $2,760.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Portfolio to Governor Edgar are $26,571.

(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board. Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

Name of Board Member	Dollar Range of Securities Owned inTreasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000

26

Name of Board Member	Dollar Range of Securities Owned inTreasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
William N. Shiebler	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.

***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership	in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis

John W. Ballantine		None

Donald L. Dunaway		None

James R. Edgar		None

Paul K. Freeman		None

Robert B. Hoffman		None

William McClayton		None

Shirley D. Peterson		None

Robert H. Wadsworth		None

Securities Beneficially Owned

As of July 18, 2006, all Trustees and Officers of the Portfolio as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Portfolio.

To the best of the Portfolio’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below.

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

27

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person

28

(including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.

TRUST ORGANIZATION

The Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series: Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares. Treasury Portfolio is divided into two classes of shares: Premier Money Market Shares and Service Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of the Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio’s prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval. Currently, Government & Agency Securities Portfolios offers DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares and Treasury Portfolio offers Premier Money Market Shares and Service Shares.

The Portfolio generally is not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Trust or any series or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws, or any registration of the Trust with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the

29

reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor elected at such meeting or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that the Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees of the Portfolio have considered this and approved the use of a combined SAI for the Portfolio.

PROXY VOTING GUIDELINES

The Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio, and the interests of the Advisor and its affiliates, including the Portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors.

30

The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

31

FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, of Service Shares of Treasury Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated March 31, 2006 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of Treasury Portfolio’s Service Shares is 461473-886.

The Portfolio has a fiscal year end of March 31.

The Portfolio’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

32

Appendix C

INVESTORS CASH TRUST

Treasury Portfolio

Investment Class

CASH ACCOUNT TRUST

Tax-Exempt Portfolio

Tax-Free Investment Class

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Investment Class shares of the Treasury Portfolio, a series of Investors Cash Trust and the Tax-Free Investment Class shares of the Tax-Exempt Portfolio, a series of Cash Account Trust dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained.
The Annual Report to Shareholders of each Portfolio, dated April 30, 2006 for Tax Exempt Portfolio and March 31, 2006 for Treasury Portfolio, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-730-1313. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

This combined Statement of Additional Information contains information about Tax-Free Investment Class (“Investment Class”) of the Tax-Exempt Portfolio (a “Portfolio”) offered by Cash Account Trust (a “Trust”) and Investment Class (collectively the “Investment Class”) of Treasury Portfolio (a “Portfolio,” collectively “the Portfolios”) offered by Investors Cash Trust (a “Trust,” collectively the “Trusts”).

INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Tax-Exempt Portfolio may not:

(1)	Purchase securities if as a result of such purchase more than 25% of the Portfolio’s total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio’s assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3)	Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4)	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio’s total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5)	Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)	Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7)	Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8)	Invest for the purpose of exercising control or management of another issuer.

(9)	Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11)	Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)	Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1)	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities; or

(7)	Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii)	Lend portfolio securities in an amount greater than 5% of its total assets.

(iii)	Invest more than 10% of net assets in illiquid securities.

(iv)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio’s net assets valued at the time of the transaction would be invested in such securities.

2

INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors’ money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: Money Market Portfolio and Government & Agency Securities Portfolio (which are not offered in this Statement of Additional Information) and Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and Treasury Portfolio. A Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio’s net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain “private activity” bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a “Standby Commitment.” Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio’s Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio’s policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio’s Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its

3

Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio’s Advisor. To the extent that the Portfolio’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio’s assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio’s assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term US Treasury securities and repurchase agreements backed by US Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the US Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

4

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Portfolio. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

5

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for

6

instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio’s Board has approved policies established by a Portfolio’s Advisor reasonably calculated to prevent a Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term “Government & Agency Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management’s appraisal of money market conditions. A

7

Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Portfolio’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund’s original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

8

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio’s shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes,

9

construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio’s investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on Portfolios for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event

10

of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a Portfolio’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

11

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and

12

others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolios’ prospectuses. The Portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolios.

Each Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Investment Management Americas Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians,

13

independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Portfolio’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Portfolio’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Portfolio’s Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio’s Trustees. Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolios and information derived therefrom, including, but not limited to, how the Portfolios’ investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolios’ holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolios’ portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

14

There is no assurance that the Portfolios’ policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

Pursuant to an investment management agreement with each Trust, on behalf of the applicable Portfolio, the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio.

15

Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the “Agreements”) were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio’s assets shall be held uninvested, subject to the Trusts’ Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing each Portfolio’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

16

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolios’ expense.

For the services and facilities furnished to the portfolios of Cash Account Trust (i.e. the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, for the fiscal year ended April 30, 2006; $1,783,751, for the fiscal year ended April 30, 2005 and $1,412,728, for the fiscal year ended April 30, 2004.

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the Portfolio’s Tax-Free Investment Class shares total operating expenses at 0.73% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e. the Treasury Portfolio and the Government & Agency Securities Portfolio, the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $129,210, $67,256 and $75,657 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of Treasury Portfolio’s investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the Advisor waived Treasury Portfolio’s entire investment management fee.

Three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Treasury Portfolio to the extent necessary to maintain the Portfolio’s Investment Class shares total operating expenses at 0.71% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

17

PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to separate underwriting and distribution services agreements (the “Distribution Agreements”), DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for each Trust to provide information and services for existing and potential shareholders. The Distribution Agreements provide that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trusts.

The Distribution Agreements, last approved by the Trustees of each Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the Distribution Agreements. The Distribution Agreements automatically terminate in the event of their assignment and may be terminated at any time without penalty by a Trust or by DWS-SDI upon 60 days’ written notice. Termination of the Distribution Agreements by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a “majority of the outstanding voting securities” of the Trusts as defined under the 1940 Act.

As principal underwriter for the Portfolios, DWS-SDI acts as agent of each Portfolio in the continuous sale of that Portfolio’s shares. DWS-SDI pays all its expenses under the Distribution Agreements including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

Administrative services are provided to the Portfolios under separate Administration and Shareholder Services Agreements (the “Services Agreements”) with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the Services Agreements. The Services Agreements authorize the Portfolios to pay DWS-SDI an administrative service fee, payable monthly, at an annual rate of up to 0.07% of average daily net assets of the Investment Class shares of each Portfolio.

DWS-SDI enters into related administration services and selling group agreements (“services agreements”) with firms to provide services for shareholders of the Investment Class shares of each Portfolio. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.07% of average daily net assets of those accounts in the Investment Class shares of the Tax-Exempt Portfolio and the Treasury Portfolio that they maintain and service. DWS-SDI may pay such firms using the fee that DWS-SDI receives under the Services Agreements. DWS-SDI also may provide some of the services for the Investment Class shares of each Portfolio and retain any portion of the fee under the Service Agreements to compensate itself for such services. DWS-SDI, in its discretion, may pay firms additional amounts in connection with some or all of the services provided. Firms to which service fees may be paid may include affiliates of DWS-SDI. In addition, DWS-SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Investment Class of the Portfolios.

Rule 12b-1 Plans

Each Portfolio has adopted for the Investment Class shares a plan in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the Distribution Agreements and pursuant to the 12b-1 Plans, each Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.25% of average daily net assets with respect to the Investment Class of the Tax-Exempt Portfolio and the Treasury Portfolio. Expenditures by DWS-SDI on behalf of Investment Class of each Portfolio need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

18

The 12b-1 Plans may not be amended to increase the fee to be paid by a Portfolio without approval by a majority of the outstanding voting securities of the Investment Class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Investment Class shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the 12b-1 Plans, or by a vote of the majority of the outstanding voting securities of the Investment Class of that Portfolio. The Investment Class shares of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, DWS-SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in each Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trusts and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110 (the “Custodian”), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

19

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Portfolio.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis

20

of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rates schedules.

21

FEDERAL

Tax Equivalent Yields DWS 2006

Taxable Income Single	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective Federal Rate	Federal Tax Bracket
30,651 - 74,200	25.00%	25.00%	61,301 - 123,700	25.00%	25.00%
74,201 - 154,800	28.00%	28.00%	123,701 - 188,450	28.00%	28.00%
154,801 - 336,550	33.00%	33.00%	188,451 - 336,550	33.00%	33.00%
over 336,551	35.00%	35.00%	over 336,551	35.00%	35.00%

If your federal effective tax rate in 2005 is:

	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:
2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any state, local or city tax rates.

2)	The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

22

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Portfolio’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to a Portfolio’s transfer agent, for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio’s assets, up to 0.25 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor,

23

also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks (“firms”). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for Investment Class shares of each Portfolio of $2,000 and $100 for subsequent investments, but these minimums may be changed at anytime in management’s discretion. Firms offering Portfolio shares may set different minimums for accounts they service and may change such minimums at their discretion. The Trusts may waive the minimum for purchases by trustees, directors, officers or employees of the Trusts or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank’s account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from a Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Portfolios’ prospectus.

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day’s dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. We do not accept checks drawn on foreign banks.

Please contact your financial advisor for wire instructions and purchase orders. If planning to make a payment inwired federal funds, please call (800) 730-1313 for instructions.

24

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive “same day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio’s present policy to redeem in cash, a Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

25

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

26

You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio’s agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio’s liability shall not exceed the amount of the transfer in question.

A portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

27

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-730-1313. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone 1-800-730-1313 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

28

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-730-1313 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days’ prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio’s shares may provide for the payment from the owner’s account of any requested dollar amount up to $50,000 to be paid to the owner or the

29

owner’s designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:

•	Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

•	403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Financial services firms offering the Portfolios may have their own documents. Please contact the financial services firm from which you received this Statement of Additional Information for more information. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer’s financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer’s payroll bank in the case of Direct Deposit, and your account. Your bank’s crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact DWS Scudder Investments Service Company at 1-800-730-1313 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See “Special

30

Features — Exchange Privilege” for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio’s Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see “Purchase of Shares”). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might

31

supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Treasury Portfolio. The Treasury Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio does not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain “private activity bonds” issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from “private activity bonds,” are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of “adjusted current earnings” over the corporate shareholder’s other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of

32

the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are “related persons” to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust and Investors Cash Trust as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of a Trust.

The following individuals hold the samePrincipal position with the Portfolios and the Trusts.

33

Occupation(s)

Independent Board Members

Name, Year of Birth, Position Held with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	69

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	69

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	69

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	69

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	69

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	69

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	69

34

Name, Year of Birth, Position Held with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies) .	72

* Inception date of the corporation which was the predecessor to the L.L.C

Officers(2)

Name, Year of Birth, Position Held with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

35

Name, Year of Birth, Position Held with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Board Members’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Board Members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

36

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). Each Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing each Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolios, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio’s investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Portfolio and receives a management fee for its services.

37

The Board established a deferred compensation plan for the Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

38

Name of Board Member	Compensation from Tax-Exempt Portfolio	Compensation from Treasury Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex (3)(4)(5)
John W. Ballantine	$5,430	$1,870	$0	$215,150
Donald L. Dunaway(1)	$5,510	$1,940	$0	$224,660
James R. Edgar(2)	$4,580	$1,610	$0	$173,790
Paul K. Freeman	$5,480	$1,890	$0	$215,150
Robert B. Hoffman	$4,930	$1,710	$0	$187,940
William McClayton	$4,750	$1,680	$0	$181,180
Shirley D. Peterson(6)	$5,290	$1,870	$0	$208,580
Robert H. Wadsworth	$4,520	$1,580	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Mr. Dunaway are $27 and from the Tax-Exempt Portfolio are $179.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Governor Edgar are $8,696 and from the Tax-Exempt Portfolio are $23,274.
(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 72 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not

39

available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership of the Portfolio and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

40

Name of Board Member	Dollar Range of Securities Owned in Tax-Exempt Portfolio	Dollar Range of Securities Owned in Treasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	None	Over $100,000
Donald L. Dunaway*	None	None	Over $100,000
James R. Edgar*	None	None	Over $100,000
Paul K. Freeman	None	None	$1-$10,000**
Robert B. Hoffman	None	None	Over $100,000
William McClayton	None	None	$50,001 - $100,000***
Shirley D. Peterson	None	None	Over $100,000
Robert H. Wadsworth	None	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

41

As of July 18, 2006, all Board Members and Officers of the Trusts as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of the Trusts’ knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below: As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

42

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares. As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

43

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

44

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

45

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

46

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

47

TRUST ORGANIZATION

Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series: Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares. Treasury Portfolio is divided into four classes of shares: Investment Class, Premier Money Market Shares, Institutional Shares (formerly Service Shares) and DWS U.S. Treasury Money Fund Class S Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S shares, Managed Shares, Institutional Shares, Tax-Free Investment Class, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios’ prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trusts generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

48

Subject to the Declarations of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declarations of Trust provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declarations of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declarations of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Declarations of Trust specifically authorize the Board of Trustees to terminate a Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of a Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the trustees. Moreover, the Declarations of Trust provide for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and a Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Trust itself is unable to meet its obligations.

PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for

49

proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

50

FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2006 for Treasury Portfolio and April 30, 2006 for Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of ICT: Treasury Portfolio’s Investment Class shares is 461473860.

The CUSIP number of CAT: Tax-Exempt Portfolio’s Investment Class shares is 147539621.

Treasury Portfolio has a fiscal year end of March 31. Tax-Exempt Portfolio has a fiscal year of April 30.

The Portfolios’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

51

APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody’s Investors Service, Inc.’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

52

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP’S INC. BOND RATINGS

AAA — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

53

CASH RESERVE FUND, INC.

Prime Series

(Cash Reserve Shares, Institutional Shares)

Treasury Series

(Cash Reserve Shares, Institutional Shares)

Tax-Free Series

(Cash Reserve Shares, Institutional Shares)

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the appropriate series and class shares of the Fund noted above dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting your securities dealer, shareholder servicing agent or by writing or calling the Fund at P.O. Box 219210, Kansas City, MO 64121, (800) 730-1313.

The Annual Report of the Fund, dated March 31, 2006, which accompany this Statement of Additional Information may also be obtained free of charge by calling (800) 730-1313.

ii

INTRODUCTION

Cash Reserve Fund, Inc. (the “Fund”) is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the “SEC”) require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. There are two separate Prospectuses for the Fund’s shares. These Prospectuses may be obtained without charge from your participating dealer or shareholder servicing agent or by writing to the Fund, P.O. Box 219210, Kansas City, MO 64121. Investors may also call (800) 730-1313. Some of the information required to be in this Statement of Additional Information is also included in the Fund’s current Prospectuses and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Unless otherwise noted, the term “Prospectus” as used herein refers to the Prospectus for each class of the Fund’s shares. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Fund and Its Shares

The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933 (the “1933 Act”). The Fund was organized as a corporation under the laws of the State of Maryland on November 19, 1980, reorganized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985 and, following certain changes in Maryland law, reorganized as a Maryland corporation effective April 5, 1990.

The Fund offers three series of shares (each such series is referred to herein as a “Series” and collectively as the “Series”):

•	Prime Series
•	Treasury Series
•	Tax-Free Series

There are currently five classes of the Prime Series, designated as the Cash Reserve Prime Shares (formerly Deutsche Bank Cash Reserve Prime Shares), the Cash Reserve Prime Class A Shares (formerly, Cash Reserve Prime Class A Shares), the Cash Reserve Prime Class B Shares (formerly, Cash Reserve Prime Class B Shares), the Cash Reserve Prime Class C Shares (formerly, Cash Reserve Prime Class C Shares), and the Cash Reserve Prime Institutional Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares). Prior to April 9, 2001 the Cash Reserve Prime Class A, B and C Shares were known as the Flag Investors Cash Reserve Prime Class A, B and C Shares. As of August 19, 2002, the Fund became part of the DWS family of funds. In connection with this change, the Fund’s Board of Directors determined that the Fund will no longer offer Prime Series Class A, B and C shares for sale, as the DWS fund family currently offers Class A, B and C shares of a similar fund. As a result, shareholders holding Prime Series Class A, B and C shares as of August 19, 2002, can continue to hold their shares, but the Fund will not accept any further investments, other than by the reinvestment of dividends. There are currently two classes of the Treasury Series, designated as the Cash Reserve Treasury Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Treasury Shares) and the Cash Reserve Treasury Institutional Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Treasury Institutional Shares). There are currently two classes of the Tax-Free Series, designated as the Cash Reserve Tax-Free Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares) and the Cash Reserve Tax-Free Institutional Shares (formerly, Deutsche Bank Alex. Brown Cash Reserve Tax-Free Institutional Shares). On May 7, 2001, Deutsche Asset Management changed the name of its “Flag Investors” family of mutual funds to “Deutsche Asset Management.” As a result, certain classes of the Fund have changed their names. This change resulted in modifications to the presentation of prospectuses, periodic reports and other publications on behalf of certain classes of the Fund.

The term “majority of the outstanding shares” of either the Fund or a particular Series or class as used in this Statement of Additional Information means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund or such Series or class present or represented by proxy at a meeting, if the holders of more than 50% of the

1

outstanding shares of the Fund or such Series or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Series or class.

Shareholders do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all classes voting together for the election of directors may elect all of the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

The Fund’s charter authorizes the issuance of shares, each with a par value of $.001. The Board of Directors may increase or (within limits) decrease the number of authorized shares without shareholder approval. A share of a Series represents an equal proportionate interest in such Series with each other share of that Series and is entitled to a proportionate interest in the dividends and distributions from that Series except to the extent such dividends and distributions may be affected by differences in the expenses allocated to a particular class.

The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of that Series. The underlying assets of each Series are segregated and are charged with the expenses attributable to that Series and with a share of the general expenses of the Fund as described below under “Expenses.” While the expenses of the Fund are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series. In addition, expenses of a Series that are attributable to a particular class of shares offered by that Series are allocated to that class. See “Expenses.”

The Fund’s charter provides that the directors and officers of the Fund will not be liable to the Fund or its shareholders for any action taken by such director or officer while acting in his or her capacity as such, except for any liability to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Fund’s charter provides for indemnification by the Fund of the directors and officers of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the “MGCL”). Such person may not be indemnified against any liability to the Fund or the Fund’s shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The MGCL also authorizes the purchase of liability insurance on behalf of the directors and officers.

The Fund will not normally hold annual shareholders’ meetings. Directors may be removed from office only for cause by a vote of the holders of a majority of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Fund. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Fund will undertake to provide a list of shareholders or to disseminate appropriate materials.

Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Directors shall continue to hold office and may appoint their successors.

INVESTMENT RESTRICTIONS

The investment restrictions applicable to the Fund’s investment program are set forth below. As a matter of fundamental policy, which may not be changed without the vote of a majority of the outstanding shares of a Series (as that term is defined in this Statement of Additional Information under the heading “The Fund and Its Shares”).

2

As a matter of fundamental policy:

(1)	The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may deemed to be an underwriter in connection with the disposition of portfolio securities.

(4)	The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(5)	The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(6)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional investment restriction applies to the Prime Series:

(8)	The Fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligation of banks and other financial institutions.

The following additional investment restriction applies to the Tax-Free Series and Treasury Series:

(1)	The Fund may not concentrate its investments in a particular industry, as that term is used in the1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following investment restriction may be changed by a vote of the majority of the Board of Directors of the Fund: no Series will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

Portfolio Holdings Information

In addition to the public disclosure of Series portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, each Series may make its portfolio holdings information publicly available on the DWS Funds Series Web site as described in the prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and

3

tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Series’ non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Directors must make a good faith determination in light of the facts then known that the Series has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Series, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Series or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a Series and information derived therefrom, including, but not limited to, how the Series’ investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Series’ holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Series.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Series. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Series portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Series from the potential misuse of portfolio holdings information by those in possession of that information.

INVESTMENT POLICIES AND TECHNIQUES

Prime Series

The Prime Series may invest in US Treasury obligations consisting of marketable securities and instruments issued by the US Treasury, including bills, notes, bonds and other obligations and repurchase agreements. The Prime Series may also invest in obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the US Government. Some of these obligations are backed by the full faith and credit of the US Government (e.g., the Government National Mortgage Association), others are supported by the issuing agency’s right to borrow from the US Treasury (e.g., securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (e.g., Federal National Mortgage Association (“Fannie Mae”).

The Prime Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Prime Series. The Prime Series will invest only in non-affiliated money market mutual funds that maintain a “AAA” rating by a nationally recognized statistical rating organization (“NRSRO”).

4

The Prime Series may invest in highly rated insurance company funding agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows the Fund to terminate the agreement at a specified time to the insurance company prior to maturity. The Fund will purchase funding agreements with unconditional puts of 30 or 90 days or less. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. The Fund will only purchase funding agreements with counterparty ratings of A1+ by the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”) or P1 by Moody’s Investors Service, Inc. (“Moody’s”). Funding agreements are considered “illiquid” securities and will count towards the 10% maximum limit that may be held by the Prime Series.

The Prime Series may also invest in a broad range of commercial and bank obligations that the Fund’s investment advisor (the “Advisor”), under guidelines established by the Board of Directors, believes present minimal credit risk and that satisfy the criteria for an “Eligible Security” as defined in Rule 2a-7 under the 1940 Act as described below.

The Prime Series may invest in commercial paper and variable amount master demand notes. Commercial paper obligations are short-term, unsecured negotiable promissory notes of US or foreign corporations that at the time of purchase meet the rating criteria as an “Eligible Security.” Investments in foreign commercial paper generally involve risks similar to those described below relating to obligations of foreign banks or foreign branches of US banks.

Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria described below. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Prime Series might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

The Prime Series may invest in bank certificates of deposit and bankers’ acceptances that (i) are issued by US and foreign banks that satisfy applicable quality standards; or (ii) are fully insured as to principal and interest by the Federal Deposit Insurance Corporation. For purposes of the Fund’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Directors, deems the instruments to present minimal credit risk, the Prime Series may invest in obligations of foreign banks or foreign branches of US banks which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada, and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, differing reserve requirements, reporting and recordkeeping requirements and accounting standards, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of US banks.

The Prime Series may invest in municipal securities consisting of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public purposes (including the construction of a wide range of public facilities), for refunding outstanding obligations, for general operating expenses and for lending such funds

5

to other public institutions and facilities, and (ii) certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities (“private activity bonds”). The Prime Series invests in high quality municipal securities that the Advisor believes, under guidelines established by the Board of Directors, present minimal credit risk and that at the time of purchase are rated within the two highest credit categories assigned by a NRSRO (provided that such purchases would be further limited unless the instrument meets the definition of an “Eligible Security” as defined in Rule 2a-7 under the 1940 Act), including: (1) bonds rated Aaa or Aa by Moody’s or AAA or AA by S&P; (2) municipal commercial paper rated Prime-1 or Prime-2 by Moody’s or A-1+, A-1 or A-2 by S&P; (3) municipal notes and floating and variable rate demand obligations rated SP-1 or higher by S&P or MIG2 or VMIG or higher by Moody’s; and (4) obligations secured by letters of credit providers rated within the two highest categories by any nationally recognized bank rating agency approved by the Fund’s Board of Directors. The Prime Series may purchase unrated securities if they are determined by the Advisor, under guidelines established by the Board of Directors, to be of comparable value to those obligations rated in the categories described above.

The Prime Series may invest in deposits, bonds, notes, debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor, acting under the supervision of the Board of Directors, to be of comparable quality and are rated in the top three highest long-term rating categories by a NRSRO rating such security.

Treasury Series

The Treasury Series may invest in securities issued or guaranteed by the US government including US Treasury securities such as bills, notes, bonds and other obligations. The Treasury Series may also invest, to a limited extent, in repurchase agreements collateralized by US government securities and in adjustable rate obligations. Such investments will be made only when it is necessary to ensure that the Series is fully invested while satisfying its liquidity requirements. The Treasury Series may commit up to 15% of its net assets to the purchase of when-issued US government securities.

The Treasury Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series will invest only in non-affiliated money market mutual funds that maintain a “AAA” rating by a nationally recognized statistical ratings organization (“NRSRO”).

Tax-Free Series

The Tax-Free Series may invest in municipal securities consisting of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public purposes (including the construction of a wide range of public facilities), for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities (“private activity bonds”); provided that the interest paid on such debt obligations and private activity bonds, in the opinion of bond counsel, is exempt from federal income tax.

The Tax-Free Series may invest in commercial paper and variable amount master demand notes. Commercial paper obligations are short-term, unsecured negotiable promissory notes of US or foreign corporations that at the time of purchase meet the rating criteria as an “Eligible Security.” Investments in foreign commercial paper generally involve risks similar to those described below relating to obligations of foreign banks or foreign branches of US banks.

Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria described below. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Tax-Free Series might be unable to dispose of the note because of the

6

absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

The Tax-Free Series invests in high quality municipal securities that the Advisor believes, under guidelines established by the Board of Directors, present minimal credit risk and that at the time of purchase are rated within the two highest credit categories assigned by a NRSRO (provided that such purchases would be further limited unless the instrument meets the definition of an “Eligible Security” as defined in Rule 2a-7 under the 1940 Act), including: (1) bonds rated Aaa or Aa by Moody’s or AAA or AA by S&P; (2) municipal commercial paper rated Prime-1 or Prime-2 by Moody’s or A-1+, A-1 or A-2 by S&P; (3) municipal notes and floating and variable rate demand obligations rated SP-1 or higher by S&P or MIG2 or VMIG or higher by Moody’s; and (4) obligations secured by letters of credit providers rated within the two highest categories by any nationally recognized bank rating agency approved by the Fund’s Board of Directors. The Tax-Free Series may purchase unrated securities if they are determined by the Advisor, under guidelines established by the Board of Directors, to be of comparable value to those obligations rated in the categories described above. The Tax-Free Series may also purchase securities that have no short-term rating, but are rated in one of the top three highest long-term rating categories by at least one NRSO.

The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series will invest only in non-affiliated money market mutual funds that maintain a “AAA” rating by a NRSRO.

The Tax-Free Series may hold cash reserves pending investment in municipal securities.

It is a fundamental policy of the Tax-Free Series to have its assets invested so that at least 80% of the income earned by the Series will be exempt from regular federal income tax, and it is the present intention (but it is not a fundamental policy) to invest its assets so that 100% of its annual interest income will be exempt from regular federal income tax. The Tax-Free Series may not count securities that generate income subject to alternative minimum tax towards the 80% investment requirement.

The Tax-Free Series will seek to avoid the purchase of private activity bonds, the interest on which would be considered to be an item of preference for purposes of determining a shareholder’s alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the “Code”).

The Tax Free Series may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund’s investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. While the Fund expects to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Other Investment Practices

From time to time, on a temporary basis or for defensive purposes, however, the Treasury or Prime Series may invest up to all of its assets in taxable short-term investments that meet the criteria for investment for the Treasury or Prime Series as described above.

7

The Fund may enter into the following arrangement with respect to any Series:

When Issued Securities. When-issued securities involve commitments by a Series to purchase portfolio securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Series will generally not pay for such securities or start earning interest on them until they are received. When-issued commitments will not be used for speculative purposes and will be entered into only with the intention of actually acquiring the securities. Securities purchased on a when-issued basis may expose the Series to risk because the securities may experience fluctuations in value prior to their actual delivery. Upon purchasing a security on a when-issued basis, a Series will segregate cash or liquid securities in an amount at least equal to its when-issued purchase commitment.

The Prime Series and the Treasury Series may also enter into the following arrangement:

Repurchase Agreements. Repurchase Agreements are agreements under which the Series acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Series’ holding period. Although the underlying collateral for repurchase agreements may have maturities exceeding 397 days, repurchase agreements entered into by a Series will not have a stated maturity in excess of seven days from the date of purchase. A Series may enter into repurchase agreements with institutions that the Advisor believes present minimal credit risk. Default by, or bankruptcy proceedings with respect to the seller may, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

The Prime Series may also enter into the following arrangements:

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of money market instruments held by the Prime Series, with an agreement to repurchase the instruments at an agreed upon price and date. The Prime Series will employ reverse repurchase agreements only when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions. The Prime Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments that would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities retained by the Prime Series in lieu of liquidation may decline below the repurchase price of the securities the Prime Series is obligated to repurchase.

Asset-Backed Securities. The Prime Series may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

Asset-backed securities present certain risks. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Delayed Delivery. To secure prices deemed advantageous at a particular time, the Prime Series may purchase securities on a delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Prime Series will enter into delayed-delivery transactions for the purpose of

8

acquiring securities and not for the purpose of leverage. Securities purchased on a delayed-delivery basis may expose the Prime Series to risk because the securities may experience fluctuations in value prior to their actual delivery or the seller may fail to consummate the transactions. The Prime Series does not accrue income with respect to a delayed-delivery security prior to its stated delivery date. Purchasing securities on a delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a delayed-delivery basis, the Prime Series will segregate cash or liquid securities in an amount at least equal to the delayed-delivery commitment.

Each Series may invest in instruments that have certain minimum ratings of either Moody’s or S&P as permitted by the investment objective, policies and restrictions of each such Series and are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act. Rule 2a-7 defines “Eligible Security” as follows:

(i)	a security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of Short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the Requisite NRSROs(1) in one of the two highest rating categories for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

(ii)	a security:

(A)	that at the time of issuance was a long-term security but that has a remaining maturity of 397 calendar days or less, and

(B)	whose issuer has received from the Requisite NRSROs a rating, with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the three highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

(iii)	an unrated security that is of comparable quality to a security meeting the requirements of paragraphs (i) or (ii) of this section, as determined by the money market fund’s board of directors; provided, however, that:

(A)	the board of directors may base its determination that a standby commitment is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default; and

(B)	a security that at the time of issuance was a long-term security but that has a remaining maturity of 397 calendar days or less and that is an unrated security(2) is not an Eligible Security if the security has a long-term rating from any NRSRO that is not within the NRSRO’s three highest categories (within which there may be sub-categories or gradations indicating relative standing).

(1)	“Requisite NRSRO” shall mean (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Series purchases or rolls over the security, that NRSRO. At present the NRSROs are: the Standard & Poor’s Division of the McGraw-Hill Companies, Inc, Moody’s Investors Service, Inc., Fitch, Inc. and Dominion Bond Rating Services Ltd. Subcategories or gradations in ratings (such as a “+” or “-”) do not count as rating categories.
(2)	An “unrated security” is a security (i) issued by an issuer that does not have a current short-term rating from any NRSRO, either as to the particular security or as to any other short-term obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a rating with respect to a class of short-term debt obligations now comparable in priority and security; or (iii) a security that is rated but which is the subject of an external credit support agreement not in effect when the security was assigned its rating, provided that a security is not an unrated security if any short-term debt obligation issued by the issuer and comparable in priority and security is rated by any NRSRO.

9

See Appendix A following this Statement of Additional Information for a description of the minimum ratings of certain NRSROs for instruments in which each Series may invest.

PURCHASE AND REDEMPTION OF SHARES

Policies and procedures affecting transactions in the Fund’s shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

Shares of the Fund are distributed by DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”). The Fund offers the classes of shares set forth in “The Fund and its Shares” Section of this Statement of Additional Information. General information on how to buy shares of the Fund is set forth in “Buying and Selling Fund shares” in the Fund’s Prospectuses. The following supplements that information.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DWS Scudder Investments Service Company (“Transfer Agent”).

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Fund has authorized the Shareholder Service Agent to pay other Firms, out of the applicable Series’ assets, up to 0.03 of 1% for Institutional Shares and 0.10% for Cash Reserve Shares for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Fund and other similar functions. These Firms also coordinate with the Fund’s transfer agent in connection with the Fund’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Important information about buying and selling shares” in the prospectuses.

10

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

•	Your redemption is for greater than $100,000 worth of shares ,

•	Your account registration has changed within the last 15 days,

•	The check is being mailed to a different address than the one on your account (record address),

•	The check is being made payable to someone other than the account owner(s),

•	The redemption proceeds are being transferred to a fund account with a different registration, or

•	You wish to have redemption proceeds wired to a non-pre-designated bank account.

The Fund reserves the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by DWS Scudder Investments Service Company (“DWS-SISC” or the “Transfer Agent”), the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to DWS Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests must be unconditional. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See “Purchase and Redemption of Shares — Signature Guarantee” Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding

11

share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see “Contingent Deferred Sales Charge — Class B Shares” below.

A “Business Day” means any day on which The New York Stock Exchange (the “NYSE”) is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor’s redemption order before the close of regular trading on the NYSE for the investor to receive that day’s net asset value. For an investor who invests through a mutual fund marketplace, the investor’s authorized broker or designated intermediary must receive the investor’s redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day’s net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors’ purchase or redemption orders to the Transfer Agent.

In addition, the each Series reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists which makes the disposal of securities owned by a Series or the fair determination of the value of a Series’ net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days’ notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see “Special Features”) and exchange transactions for individual accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at (800) 730-1313.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under “General” above, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling (800) 730-1313. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not

12

be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Redemption by Check/ACH Debit Disclosure. Cash Reserve Shares (Prime Series, Treasury Series, Tax-Free Series) will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Series shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Cash Reserve Shares of a Series then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told the Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the Fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first Fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the Fund sent you the first Fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

13

When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Fund’s named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund’s agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund’s liability shall not exceed the amount of the transfer in question.

The Fund, the Fund’s Transfer Agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the fund reserves the right to suspend, terminate or modify your ability to redeem Cash Reserve Shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see “Valuation of Shares, Subscriptions and Redemptions” section, “Valuation of Shares” sub-section) and received by the Transfer Agent prior to the close of the Transfer Agent’s business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder’s or account holders’ brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the accountholder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it

14

appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at (800) 730-1313 or in writing, subject to the limitations on liability described under “General” above. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge — General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any contingent deferred sales charge directly.

Contingent Deferred Sales Charge — Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	4%
Second	3%
Third	3%
Fourth	2%
Fifth	2%
Sixth	1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (see “Special Features — Automatic Withdrawal Plan” below); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the

15

subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege); (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund); (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code; and (d) redemptions representing returns of excess contributions to such plans.

Redemption in Kind

Although it is the Fund’s present policy to redeem in cash, a Series may satisfy a redemption request in whole or in part by a distribution of portfolio securities of the Series in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Series is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable series at the beginning of the period.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date. Exchange Redemptions can only be made for Class A, B, and C shares. The Exchange Privilege can also be utilized for Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements.

Shareholders must obtain prospectuses of the funds they are exchanging into from their dealers, other firms or DWS-SDI.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Series shares. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder’s Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under “Redemption or Repurchase of Shares — General.” Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 730-1313, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o DWS Scudder, P.O. Box 219415, Kansas City, Missouri 64121-9415.

16

Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (“IRAs”).

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Series’ shares may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The automatic withdrawal plan may be amended on 30 days’ notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education Individual Retirement Accounts. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

NET ASSET VALUE

The net asset value of the Treasury Series is determined daily as of 11:00 a.m. (Eastern time), the Tax-Free Series is determined daily as of 12:00 p.m. (Eastern time) and the net asset value of the Prime Series is determined daily as of 4:00 p.m. (Eastern time) each day that the Fund’s custodian and the New York Stock Exchange are open for business.

For the purpose of determining the price at which shares of each class of each Series are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of such Series as set forth below; (b) deducting such Series’ and class’ liabilities; (c) dividing the resulting amount by the number of outstanding shares of such class; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for each class of each Series.

Each Series values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the

17

instrument. Calculations are made to compare the value of the Series’ investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Series’ $1.00 per share net asset value, or if there were any other deviation that the Board of Directors of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. If a Series’ net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Directors, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Series’ net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Series’ net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

DIVIDENDS

All of the net income earned on the Prime Series, Treasury Series and the Tax-Free Series is declared daily as dividends to the respective holders of record of shares of each class of each Series. The net income of each Series for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned (including both original issue and market discount), if any, on the assets of such Series and any general income of the Fund prorated to the Series based on its relative net assets, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Series and general expenses of the Fund prorated to each such Series based on its relative net assets. Expenses attributable to a class of a Series are allocated to that class. Although realized gains and losses on the assets of each Series are reflected in the net asset value of such Series, they are not expected to be of an amount which would affect the net asset value of any Series of $1.00 per share for the purposes of purchases and redemptions. Realized gains and losses may be declared and paid yearly or more frequently. The amount of discount or premium on instruments in each Series is fixed at the time of their purchase. See “Net Asset Value Determination” above.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Series and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Series unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the Series in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Series distributing the dividends. The Series automatically will reinvest dividend checks (and future dividends) in shares of that same Series and class unless the shareholder requests payment in cash at the time the application is completed. The Series also will reinvest dividend checks in shares of that same Series and class if checks are returned as undeliverable. Dividends and other distributions of the Series in the aggregate amount of $10 or less are automatically reinvested in shares of the Series unless the shareholder requests that such policy not be applied to the shareholder’s account.

Should a Series incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of any class of the Series for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of any class of a Series was reduced, or was anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments with respect to such class or Series until the net asset value returns to $1.00. Thus, the expense, loss or depreciation might result in a shareholder (i) receiving no dividends for the period during which the shareholder held shares of such class or Series or (ii) receiving upon redemption a price per share lower than that which he paid.

18

Dividends on all classes of a Series are normally payable on the first day that a share purchase or exchange order is effective but not on the day that a redemption order is effective. Share purchases for the Treasury Series effected before 11:00 a.m., share purchases for the Tax-Free Series effected before 12:00 p.m. (Eastern Time), and share purchases for the Prime Series effected before 4:00 p.m. (Eastern Time) begin to earn dividends on the same business day. Dividends are declared daily and reinvested monthly in the form of additional full and fractional shares of the same Series at net asset value unless the shareholder has elected to have dividends paid in cash.

TAXES

The following is only a summary of certain material federal income tax considerations generally affecting the Series and their shareholders. No attempt is made to present a complete explanation of the tax treatment of the Series or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors regarding an investment in a Series, with specific reference to their own tax situation, including their state and local tax liabilities. The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder, as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Each Series intends to continue to qualify to be treated as a “regulated investment company (“RIC”) as defined under Subchapter M of the Code each taxable year. Accordingly, each Series must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, certain other related income, including, generally, certain gains from options, futures and forward contracts, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the total assets of the Series is represented by cash and cash items, United States government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the total assets of the Series or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that a Series controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Investments in partnerships, including in qualified publicly traded partnerships, by a Series may results in the Series’ being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, each Series will not be subject to US federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each Series must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses, but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income, for each tax year, if any. A Series will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Treasury Series may make investments in securities (such as STRIPS) that bear an “original issue discount” or “acquisition discount” (collectively, “OID Securities”). The Treasury Series will be deemed to have received interest income on the securities it holds even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Treasury Series must distribute to satisfy the distribution requirement described above. In some cases, the Treasury Series may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the distribution requirement.

19

Although each Series intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Series will be subject to federal income taxation to the extent any such income or gains are not distributed.

If, in any taxable year, a Series fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the current and accumulated earnings and profits of the Series. In this event, distributions generally will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction for corporate shareholders. Moreover, if a Series fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Series failed to qualify as a RIC for a period greater than two taxable years, the Series may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Series had been liquidated) in order to qualify as a RIC in a subsequent year. The Board of Directors reserves the right not to maintain the qualification of a Series as a RIC if it determines such course of action to be beneficial to shareholders.

If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Series will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. For this purpose, however, any ordinary income or net capital gain retained by a Series that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. Each Series intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.

A Series may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Series are treated as ordinary income or capital gain, accelerate the recognition of income to a Series and/or defer its ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Series.

Taxation of US Shareholders

Dividends and Distributions. Dividends of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such dividends are paid in cash or are reinvested in additional Shares, to the extent of the earnings and profits of the Series paying the dividend. Each Series anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Series may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (“net capital gains”), if any. If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a current maximum rate of 15%, whether paid in cash or shares and regardless of the length of time the shareholder has held shares. If any such gains are retained, a Series will pay federal income tax thereon, and, if a Series makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Series shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by a Series as a refundable credit.

If the distributions by a Series exceeds its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the Series and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

20

Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require a Series to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under-or over-distributions of net investment income.

Because each of the Series’ income is derived primarily from interest rather than dividends, no portion of a Series’ distributions generally will be eligible for the corporate dividends-received deduction or treatment as “qualified dividend income” for purposes of taxation at long-term capital gain rates.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Series in the year in which the dividends were declared.

Sale or Exchange of Shares. Redemptions and exchanges of shares are taxable transactions for federal and state income tax purposes. However, because each Series seeks to maintain a constant $1.00 per share net asset value, you should not expect to realize a capital gain or loss upon redemption or exchange of your shares in a Series. If gain or loss does arise on the sale or exchange of a share, such gain or loss will be long-term if you held the share for more than one year and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of a Series with respect to such share are included in determining the shareholder’s long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Series that have been included in determining such shareholder’s long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a 61-day period (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Notices; Backup Withholding. Each Series will provide a statement annually to shareholders as to the federal tax status of dividends and distributions paid (or deemed to be paid) by the Series during the year. In certain cases, a Series will be required to withhold and remit to the IRS a portion of the dividends, distributions and redemption proceeds payable to you equal to the current backup withholding tax rate if you (1) have failed to provide a correct tax identification number, (2) are subject to backup withholding by the IRS for failure to properly report receipt of interest or dividends, or (3) have failed to certify to the Series that you are not subject to backup withholding.

If you are a non-US investor in a Series, you may be subject to US withholding and estate tax and are encouraged to consult your tax advisor prior to investing in a Series.

State and Local Taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of state and local tax rules affecting an investment in the Fund. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment requirements that must be met by a Series. Investments in Government National Mortgage Association or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by US government securities generally do not qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Additional Tax Information Regarding the Tax-Free Series

The Tax-Free Series intends to qualify to pay “exempt-interest dividends” to its shareholders by satisfying the Code’s requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the net tax-exempt interest income of the Tax-Free Series will be “exempt-interest dividends” that are excluded from your gross income for regular federal income tax purposes.

21

Exempt-interest dividends may, however, have collateral federal income tax consequences, including alternative minimum tax consequences, as discussed below.

The percentage of income that constitutes “exempt-interest dividends” will be determined each year for the Tax-Free Series and will be applied uniformly to all dividends declared with respect to the Tax-Free Series during that year. This percentage may differ from the actual percentage for any particular day.

Exempt-interest dividends may be subject to the alternative minimum tax imposed by the Code (the “Alternative Minimum Tax”). The Alternative Minimum Tax is imposed at a maximum rate of up to 28% in the case of non-corporate taxpayers and at a maximum rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer’s regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, generally will be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation’s “adjusted current earnings,” as defined in the Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Any interest on indebtedness you incur or continue to purchase or carry shares of the Tax-Free Series will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares. “Substantial user” is defined generally as including a “non-exempt person” who regularly uses in trade or business a part of such a facility.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Free Series to purchase sufficient amounts of tax-exempt securities to satisfy the Code’s requirements for the payment of exempt-interest dividends.

Issuers of bonds purchased by the Tax-Free Series (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Tax-Free Series may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Series and their shareholders. Potential shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Series.

DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box

22

100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Directors

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute	88

Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

23

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Martin J. Gruber (1937) Board Member since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & C ompany (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

24

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation((1)) (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2006	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	84

25

Officers(3)

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 2003 -present	Director(4), Deutsche Asset Management	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 2002	Managing Director(4), Deutsche Asset Management	n/a

Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D'Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

26

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Philip Gallo(5) (1962) Chief Compliance Officer, 2004-present	Managing Director(4), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a
A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(4)	Executive title, not a board directorship.
(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Fund met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

27

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

28

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Ms. Driscoll, Ms. Stromberg, and Messrs. Becton, Fox, Froewiss and Vogt became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

Name of Board Member	Compensation from Prime Series	Compensation from Treasury Series	Compensation from Tax-Free Series	Total Compensation from Fund and Fund Complex(1)
Henry P. Becton, Jr.(3)(4)	$0	$0	$0	$164,000
Dawn-Marie
Driscoll(2)(3)(4)(5)	$0	$0	$0	$203,829
Keith R. Fox(3)(4)(5)	$0	$0	$0	$184,829
Kenneth C.
Froewiss(3)(5)(6)	$0	$0	$0	$129,687
Martin J. Gruber(7)(9)	$8,831	$1,918	$3,381	$135,000
Richard J.
Herring(7)(8)(9)	$8,909	$1,929	$3,409	$136,000
Graham E. Jones(7)(9)	$9,535	$2,024	$3,622	$144,000
Rebecca W.
Rimel(7)(8)(9)	$9,708	$2,069	$3,680	$146,280
Philip Saunders, Jr.(7)(9)	$9,682	$2,066	$3,671	$145,000
William N. Searcy, Jr.(7)(9)	$10,033	$2,120	$3,791	$150,500
Jean Gleason Stromberg(3)(4)(5)	$0	$0	$0	$178,549
Carl W. Vogt(3)(4)(5)	$0	$0	$0	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

29

(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

Board Member	Dollar Range of Beneficial Ownership in Cash Reserve Fund - Prime Series	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Board Member in the Fund Complex(2)
Independent Board Member:
Henry P. Becton, Jr.	None	Over $ 100,000
Dawn-Marie Driscoll	None	Over $ 100,000
Keith R. Fox	None	Over $ 100,000
Kenneth C. Froewiss	None	Over $ 100,000
Martin J. Gruber	None	Over $ 100,000
Richard J. Herring	None	Over $ 100,000
Graham E. Jones	None	Over $ 100,000
Rebecca W. Rimel	None	Over $ 100,000
Philip Saunders, Jr.	None	Over $ 100,000
William N. Searcy, Jr.	None	Over $ 100,000
Jean Gleason Stromberg	None	Over $ 100,000
Carl W. Vogt	None	Over $ 100,000

Interested Board Member:
Axel Schwarzer	None	$0(3)

30

Board Member Independent Board Member:	Dollar Range of Beneficial Ownership in Cash Reserve Fund - Prime Series	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Board Member in the Fund Complex(2)
Henry P. Becton, Jr.	None	Over $ 100,000
Dawn-Marie Driscoll	None	Over $ 100,000
Keith R. Fox	None	Over $ 100,000
Kenneth C. Froewiss	None	Over $ 100,000
Martin J. Gruber	None	Over $ 100,000
Richard J. Herring	None	Over $ 100,000
Graham E. Jones	None	Over $ 100,000
Rebecca W. Rimel	None	Over $ 100,000
Philip Saunders, Jr.	None	Over $ 100,000
William N. Searcy, Jr.	None	Over $ 100,000
Jean Gleason Stromberg	None	Over $ 100,000
Carl W. Vogt	None	Over $ 100,000

Interested Board Member:
Axel Schwarzer	None	$0(3)

Board Member Independent Board Member:	Dollar Range of Beneficial Ownership in Cash Reserve Fund - Tax-Free Series	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Board Member in the Fund Complex(2)
Henry P. Becton, Jr.	None	Over $ 100,000
Dawn-Marie Driscoll	None	Over $ 100,000
Keith R. Fox	None	Over $ 100,000
Kenneth C. Froewiss	None	Over $ 100,000
Martin J. Gruber	None	Over $ 100,000
Richard J. Herring	None	Over $ 100,000
Graham E. Jones	None	Over $ 100,000
Rebecca W. Rimel	None	Over $ 100,000
Philip Saunders, Jr.	None	Over $ 100,000
William N. Searcy, Jr.	None	Over $ 100,000
Jean Gleason Stromberg	None	Over $ 100,000
Carl W. Vogt	None	Over $ 100,000

Interested Board Member:
Axel Schwarzer	None	$0(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

31

(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
(3)	Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Martin J. Gruber		None
Richard J. Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None
Philip Saunders, Jr.		None
William N. Searcy, Jr.		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of July 18, 2006, the Board Members and officers of the Corporation owned, as a group, less than 1% percent of the outstanding shares of each Series.

To the best of the Fund’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Series’ outstanding shares, except as noted below.

Cash Reserve — Prime Series

As of July 18, 2006, 150,000.000 shares in the aggregate, or 53.24% of the outstanding shares of Cash Reserve Prime Series, Class B were held in the name of Deutsche Investment Management Americas Inc, Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,043.910 shares in the aggregate, or 5.34% of the outstanding shares of Cash Reserve Prime Series, Class B were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.

32

As of July 18, 2006, 36,955.836 shares in the aggregate, or 13.12% of the outstanding shares of Cash Reserve Prime Series, Class B were held in the name of Citigroup Global Markets, Inc., 00109801250, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 27,100.710 shares in the aggregate, or 9.58% of the outstanding shares of Cash Reserve Prime Series, Class B were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,020.290 shares in the aggregate, or 8.01% of the outstanding shares of Cash Reserve Prime Series, Class C were held in the name of DWS Trust Company Customer for the IRA Rollover of George M. Groedek, Countryside, IL 60525-4702, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 50,009.520 shares in the aggregate, or 57.09% of the outstanding shares of Cash Reserve Prime Series, Class C were held in the name of Deutsche Investment Management Americas Inc, Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 26,457.930 shares in the aggregate, or 30.21% of the outstanding shares of Cash Reserve Prime Series, Class C were held in the name of Citigroup Global Markets, Inc., 00109801250, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 1,819,409,054.720 shares in the aggregate, or 98.77% of the outstanding shares of Cash Reserve Prime Series, (Prime Shares) were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 507,939,688.490 shares in the aggregate, or 96.99% of the outstanding shares of Cash Reserve Prime Series, Institutional Class were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

Cash Reserve — Tax-Free Series

As of July 18, 2006, 93,457,477.230 shares in the aggregate, or 14.84% of the outstanding shares of Cash Reserve Tax-Free Series — (Tax-Free Shares) were held in the name of William Blair & Company, Attn: Terry Muldoon, Chicago, IL 60606-5312, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 531,526,421.130 shares in the aggregate, or 84.38% of the outstanding shares of Cash Reserve Tax-Free Series — (Tax-Free Shares) were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 242,465,683.900 shares in the aggregate, or 99.89% of the outstanding shares of Cash Reserve Tax Free Series, Institutional Class were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

Cash Reserve — Treasury Series

As of July 18, 2006, 234,971,251.350 shares in the aggregate, or 96.50% of the outstanding shares of Cash Reserve Treasury Series (Treasury Shares) were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 82,966,965.700 shares in the aggregate, or 99.41% of the outstanding shares of Cash Reserve Treasury Series, Institutional Class were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a

33

result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from the Fund Complex during the calendar year 2004.

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its directors and officers, the Fund’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Fund and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreement between the investment advisor and the Fund.

Code of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund’s Code of Ethics permits access persons of the Fund (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes transactions in securities that may be purchased or held by a Series, but requires compliance with the Code’s pre-clearance requirements, subject to certain exceptions. In addition, the Fund’s Code of Ethics provides for trading “blackout periods” that prohibit trading of personnel within periods of trading by the Series in the same security. The Fund’s Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund’s Advisor and its affiliates (including the Fund’s Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by a Series for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements. In addition, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by a Series in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

These Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING GUIDELINES

To the extent that a Series invests in voting securities such as other registered investment companies, the following applies. The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general

34

oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with a Series’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Series, and the interests of the Advisor and its affiliates, including a Series’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with a Series’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to

35

participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how each Series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 730-1313.

MANAGEMENT OF THE FUND

The Investment Advisor

The Advisor is an indirect subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. ICCC was organized in 1987.

The Board and the shareholders of each Series recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Series. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of each Series. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for each Series, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Series’ policies as stated in its Prospectus and SAI, or as adopted by the Fund’s Board. The Advisor will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Series’ compliance with its investment and tax guidelines and other compliance policies.

ICCC provides assistance to the Board in valuing the securities and other instruments held by each Series, to the extent reasonably required by valuation policies and procedures that may be adopted by the Series.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Board Fund’s Board and to the extent permitted by applicable law), ICCC pays the compensation and expenses of all the Board members, officers, and executive employees of the series, including the Series’ share of payroll taxes, who are affiliated persons of ICCC.

Effective June 1, 2006 (Tax-Free Series and Treasury Series, respectively) and July 1, 2006 (Prime Series), the current advisory fee rates for each Series are payable monthly at the annual rate below. For all services provided under the Investment Management Agreement, each Series pays ICCC a fee at the annual rate as a percentage of net assets shown below.

Average Daily Net Assets	Fee Rate
$0 - $500 million	0.215%
Over $500 million-$1 billion	0.175%
Over $1 billion-$1.5 billion	0.165%
Over $1.5 billion-$2.5 billion	0.155%
Over $2.5 billion-$3.5 billion	0.145%
Over $3.5 billion	0.135%

36

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series and Tax-Free Series, calculated daily and paid monthly, at the annual rate of 0.02% of the Prime Series’ average daily net assets and 0.03% of Tax-Free Series’ average daily net assets.

Prior to June 1, 2006 as compensation for its services for the Series, ICCC received a fee from each Series, calculated daily and paid monthly, at the following annual rates based upon each Series’ aggregate average daily net assets: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of that portion in excess of $3.5 billion.

ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series.

Advisory fees paid by each Series to ICCC for the last three fiscal years were as follows:

For the Fiscal Year Ended March 31,

Series	2006	2005	2004
Prime	$6,709,019	$7,320,353	$7,320,353
Net of Fee Waivers	$6,675,606	$7,266,786	$7,266,786
Treasury	$931,447	$1,149,355	$1,210,167
Net of Fee Waivers	$925,839	$1,061,054	$960,853
Tax-Free	$2,464,440	$2,507,577	$2,536,550
Net of Fee Waivers	$2,451,616	$2,493,957	$2,536,062

The Investment Management Agreement provides that each Series is generally responsible for expenses that include: fees payable to ICCC; outside legal, accounting or auditing expenses; maintenance of books and records that are maintained by the Series, the Series’ custodian, or other agents of the Series; taxes and governmental fees; fees and expenses of the Series’ accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; portfolio pricing or valuation services; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Series; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Series’ business.

The Investment Management Agreement allows ICCC to delegate any of its duties under the Agreement to a sub-advisor, subject to a majority vote of the Board of Trustees, including a majority of the Board of Trustees who are not interested persons of the Series, and, if required by applicable law, subject to a majority vote of the Series’ shareholders.

In addition, the Board and shareholders of each Series recently approved a new subadvisor approval policy for the Series (the “Sub-advisor Approval Policy”). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. A Series cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to the current rules (as it proposed to due in October 2003) or granting the Series exemptive relief from existing rules. Each Series and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Series and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

37

The Investment Management Agreement provides that ICCC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Series on 60 days’ written notice.

The Series’ shareholders also approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. (“DeIM”) (the “DeIM Agreement”). The terms of the DeIM Agreement are identical to the terms of the Investment Management Agreement except for the name of the investment manager and the dates of execution, effectiveness and initial term. The DeIM Agreement may be implemented within two years of the date of the shareholders meeting approving the agreement, upon approval by the members of the Series’ Board who are not “interested persons” as defined in the 1940 Act. Once approved by the members of the Series’ Board who are not interested persons, DeIM will provide continuing investment management of the assets of the Series on terms that are identical to the terms of the Investment Management Agreement, except as described above.

Distributor

DWS-SDI, an affiliate of the Advisor, serves as the distributor for each class of the Series’ shares pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor also serves as the distributor for other funds in the fund complex. The Distribution Agreement provides that the Distributor shall (i) use reasonable efforts to sell shares upon the terms and conditions contained in the Distribution Agreement and the Fund’s then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the NASD and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund’s Board of Directors and the Fund’s Articles of Incorporation and By-Laws; and (v) provide the Fund’s Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Series or their shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund’s registration statement.

The Distribution Agreement may be terminated at any time upon 60 days’ written notice by the Fund, without penalty, by the vote of a majority of the Fund’s Independent Directors, by a vote of a majority of the Fund’s outstanding shares of the relevant class of the Fund (as defined under “The Fund and Its Shares”), or upon 60 days’ written notice by the Distributor, and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Series provided that it is approved at least annually by (i) a vote of a majority of the outstanding shares of the relevant class of the Fund or (ii) a vote of a majority of a Series Board of Directors including a majority of the Independent Directors and, with respect to each class of a Series for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by a majority of the Independent Directors in person at a meeting called for the purpose of voting on such approval.

As compensation for its services, the Distributor receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rate of 0.25% of the aggregate average daily net assets of the Deutsche Bank Alex. Brown Cash Reserve Prime, Treasury and Tax-Free Shares and the Cash Reserve Prime Class A Shares. The Distributor receives no compensation with respect to its services as distributor for the Deutsche Bank Alex. Brown Cash Reserve Prime, Treasury and Tax-Free Institutional Shares. The Distributor receives a distribution fee from the Fund, calculated daily and paid monthly, at the annual rates of 0.75% of the average daily net assets of the Cash Reserve Prime Class B and Class C Shares. In addition, the Distributor receives a shareholder servicing fee, paid monthly, at an annual rate equal to 0.25% of the Cash Reserve Prime Class B and Class C Shares’ average daily net assets and 0.07% of the Cash Reserve Shares’ (Prime Series, Treasury Series, Tax-Free Series) average daily net assets.

38

As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Distributor received fees in the following amounts:

For the Fiscal Year Ended March 31,

Fee	2006	2005	2004
Prime Shares 12b-1 Fee	$5,160,355	$5,941,954	$6,984,412
Treasury Shares 12b-1 Fee	$721,324	$893,377	$991,851
Tax-Free Shares 12b-1 Fee	$1,656,205	$1,580,081	$1,757,550
Prime Shares Shareholder Service Fee	$1,444,899	$1,663,756	$1,955,635
Treasury Shares Shareholder Service Fee	$201,971	$250,151	$277,718
Tax-Free Shares Shareholder Service Fee	$463,737	$442,423	$492,113
Cash Reserve Prime Class A 12b-1 Fee	$8,837	$9,717	$17,296
Cash Reserve Prime Class B 12b-1 and Shareholder Servicing Fee	$11,432	$31,728	$73,567
Cash Reserve Prime Class C 12b-1 and Shareholder Servicing Fee	$815	$1,278	$2,230

Pursuant to the Distribution Agreement, the Distributor may pay certain promotional and advertising expenses and, except in the case of the Institutional Shares, may compensate certain registered securities dealers and banks and other financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund’s shares and furnishing other shareholder services. Payments by the Distributor to certain registered securities dealers are paid by the Distributor out of fees received by the Distributor from the Fund. In addition, the Fund may enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Specifically, the Distributor may compensate certain registered securities dealers for opening accounts, processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of Fund shareholders. The Distributor may also enter into shareholder processing and servicing agreements (“Shareholder Servicing Agreements”) with any securities dealer who is registered under the 1934 Act and is a member in good standing of the NASD and with banks and other financial institutions who may wish to establish accounts or sub-accounts on behalf of their customers (collectively, such securities dealers, banks and financial institutions are referred to as “Shareholder Servicing Agents”).

The Distributor may make payments to Shareholder Servicing Agents out of its distribution fee, for processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, its transfer agent and the Distributor. The fees payable to Shareholder Servicing Agents under Shareholder Servicing Agreements will be negotiated by the Distributor. The Distributor will report quarterly to the Fund’s Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate will be based upon the Distributor’s analysis of: (1) the nature, quality and scope of services being provided by the Shareholder Servicing Agent; (2) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; (3) the amount of assets being invested in shares of the Fund; and (4) the contribution being made by the Shareholder Servicing Agent toward reducing the Fund’s expense ratio. The provisions of the Distribution Agreement authorizing payments by the Distributor for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and payments by the Distributor and the Fund to Shareholder Servicing Agents may be deemed to constitute payments by the Fund to support distribution.

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses directly or indirectly only pursuant to a plan adopted by the investment company’s board of directors and approved by its

39

shareholders. The Fund has adopted seven separate distribution plans: one for the Cash Reserve Prime Class A Shares; one for the Cash Reserve Prime Class B Shares; one for the Cash Reserve Prime Class C Shares; one for the Cash Reserve Prime Shares; one for the Cash Reserve Treasury Shares and one for the Cash Reserve Tax-Free Shares (the “Plans”). Amounts allocated to Participating Dealers or Shareholder Servicing Agents may not exceed amounts payable to the Distributors under the Plans with respect to shares held by or on behalf of customers of such entities.

The Plans will remain in effect from year to year, provided that each agreement and Plan is specifically approved at least annually by the Fund’s Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Fund, that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Although it is a primary objective of each Plan to reduce expenses of the Fund by fostering growth in the Fund’s net assets, there can be no assurance that this objective of each Plan will be achieved; however, based on the data and information presented to the Board of Directors by the Distributor, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Fund can be accomplished under the Plan.

Each Plan will be renewed only if the directors make a similar determination prior to each renewal term. The Plans may not be amended to increase the maximum amount of payments by the Distributor to Shareholder Servicing Agents without shareholder approval, and all material amendments to the provisions of the Distribution Agreement relating to the Plan must be approved by a vote of the Board of Directors and of the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. When the Board of Directors of the Fund approved the Plans, the Board of Directors requested and evaluated such information as it deemed reasonably necessary to make an informed determination that the agreements and Plans should be approved. The Board considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Plans would benefit the Fund and its shareholders. During the continuance of the Plans, the Distributor will report in writing to the Fund’s Board of Directors annually the amounts and purposes of such payments for services rendered to shareholders by securities dealers and financial institutions who have executed Shareholder Servicing Agreements.

In addition, the Cash Reserve Shares of the Prime, Treasury and Tax-Free Series have each adopted a Shareholder Service Plan. Each plan compensates Shareholder Servicing Agents for services for which they are not otherwise being compensated under a dealer or Shareholder Servicing Agreement entered into pursuant to the Plan for the shares. These Shareholder Service Plans will continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Fund’s Board of Directors.

Expenses

ICCC and the Distributor furnish, without cost to the Fund, such personnel as are required for the proper conduct of the Fund’s affairs and to carry out their obligations under the Distribution Agreement and the Advisory Agreements. The Advisor maintains, at its own expense and without cost to the Fund, trading functions in order to carry out its obligation to place orders for the purchase and sale of portfolio securities for the Prime, Treasury or Tax-Free Series, as appropriate. The Distributor bears the expenses of printing and distributing prospectuses (other than those prospectuses distributed to existing shareholders of the Fund) and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the public offering of the Fund’s shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

The Fund pays or causes to be paid all other expenses of the Fund, including, without limitation: the fees of the Distributor and ICCC; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any share transfer, dividend or accounting agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions

40

(including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund’s shareholders (prospectuses distributed to prospective shareholders are paid for by the Distributor); all expenses of shareholders’ and directors’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund’s operations unless otherwise explicitly assumed by the Distributor or ICCC.

The address of DWS-SDI is 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Expenses which are attributable to any of the Fund’s three Series are charged against the income of such Series in determining net income for dividend purposes. Expenses of the Fund which are not directly attributable to the operations of a particular Series are allocated among the Series based upon the relative net assets of each Series. Expenses attributable to a class of shares of a Series are allocated to that class.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the fund to their customers. However, the Advisor does not consider sales of shares of the fund as a factor in the selection of broker-dealers to execute portfolio transactions for the fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the fund as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage

41

services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the fund and receive brokerage commissions or other transaction-related compensation from the fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Administrator. Deutsche Investment Management Americas, Inc. (“DeIM” or the “Administrator”), 345 Park Avenue, New York, New York 10154, serves as the Trust’s Administrator. The Fund recently entered into a new administrative services agreement with DeIM (the “Administrative Services Agreement”), pursuant to which DeIM provides most administrative services to the Series including, among others, providing the Series with personnel, preparing and making required filings on behalf of the Series, maintaining books and records for the Series, and monitoring the valuation of Series securities. For all services provided under the Administrative Services Agreement, each Series pays DeIM a fee of 0.100% of the Series’ net assets.

Under the Administrative Services Agreements, DeIM is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Funds reasonably deems necessary for the proper administration of the Funds. DeIM generally provides the Funds with personnel; arranges for the preparation and

42

filing of the Funds’ tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Series’ prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Series’ records; provides the Series with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Series; assists in the resolution of accounting issues that may arise with respect to the Series; establishes and monitors the Series’ operating expense budgets; reviews and processes the Series’ bills; assists in determining the amount of dividends and distributions available to be paid by the Series; prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DeIM also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that DeIM will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

SEMIANNUAL AND ANNUAL REPORTS

The Fund furnishes shareholders with semiannual and annual reports containing information about each Series and its operations, including a schedule of investments held in the Series’ portfolios and its financial statements.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 is the independent registered public accounting firm to the Fund.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY, 10019-6099 serves as counsel to the Fund.

Transfer Agent

DWS-SISC serves as transfer agent of the Fund pursuant to a transfer agency agreement. DWS-SISC is headquartered at 222 South Riverside Plaza, Chicago, IL, 60606-5808. Prior to December 16, 2002, ICCC served as the Fund’s transfer agent. Under its transfer agency agreement with the Fund, DWS-SISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. DWS-SISC is compensated by ICCC out of its administrative fee and may be reimbursed by the Fund for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

As compensation for providing transfer agency services, the Fund pays DWS-SISC up to $32.64 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 2005, transfer agent fees totaled $1,846,823 for the Prime Series, $270,568 for the Treasury Series and $485,128 for the Tax-Free Series. For the fiscal year ended March 31, 2006, transfer agent fees totaled $1,580,682 for Prime Series, $210,289 for Treasury Series and $505,030 for Tax-Free Series.

Custodian

As of April 11, 2003, State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, MA 02110, serves as custodian for the Fund. For the fiscal year ended March 31, 2006, SSB was paid $263,345 for the Prime Series, $120,878 for the Treasury Series and $170,832 for the Tax-Free Series as compensation for providing custody services to the Fund.

43

Accounting Services

Prior to June 1, 2006, ICCC was the Fund’s accounting agent. ICCC has reached an agreement with DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, to be responsible for determining the daily net asset value per share of each series of the Fund and shall prepare and maintain all accounts and records of each series of the Fund. DWS-SFAC is compensated by ICCC out of the accounting services fees it receives and may be reimbursed by the Fund for its out-of-pocket fees. DWS-SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. DWS-SFAC has retained SSB as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Master Services Agreement. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund’s operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund’s Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund’s Board of Directors; (d) supervise the operations of the Fund’s transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund’s shareholders and reports to and filings with the SEC and State Blue Sky authorities. SSB is compensated by DWS-SFAC for accounting services performed.

As compensation for providing accounting services to each Series of the Fund, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets	Incremental Annual Accounting Fee Per Series
$0-$10,000,000	$13,000	(fixed fee)
$10,000,000-$20,000,000	0.100%
$20,000,000-$30,000,000	0.080%
$30,000,000-$40,000,000	0.060%
$40,000,000-$50,000,000	0.050%
$50,000,000-$60,000,000	0.040%
$60,000,000-$70,000,000	0.030%
$70,000,000-$100,000,000	0.020%
$100,000,000-$500,000,000	0.015%
$500,000,000-$1,000,000,000	0.005%
over $1,000,000,000	0.001%

In addition, each Series, as appropriate, will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC’s performance of accounting services for such Series: express delivery, independent pricing and storage.

For the fiscal year ended March 31, 2006, ICCC received fees of $154,999 for providing accounting services to the Prime Series, $107,032 for providing accounting services to the Treasury Series and $138,214 for providing accounting services to the Tax-Free Series.

FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended March 31, 2006 are incorporated herein by reference to the Fund’s Annual Report, which has been filed with the SEC, dated March 31, 2006.

44

ADDITIONAL INFORMATION

Internet Access

Other Information

The CUSIP numbers for each class of the Fund offered herein are:

Class A Shares: 251521209

Class B Shares: 251521308

Class C Shares: 251521100

Prime Shares: 014471108

Treasury Shares: 014471207

Tax-Free Shares: 014470801

Prime Institutional Shares: 014470405

Treasury Institutional Shares: 014470504

Tax Free Institutional Shares: 014470868

Cash Reserve Fund has a fiscal year ending March 31.

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Fund has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund. If further information is desired with respect to the Fund reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

45

APPENDIX A

Description of Securities Ratings

Corporate Bond Ratings

Description of S&P’s Corporate Bond Ratings:

AAA — Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Plus (+) or Minus (-) — S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody’s Corporate Bond Ratings:

Aaa — Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present making the long-term risks appear somewhat larger than in Aaa securities.

Numerical Modifiers (1, 2, 3) — Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch’s Corporate Bond Ratings:

AAA — Bonds rated AAA have the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is unlikely to be adversely affected by foreseeable events.

AA — Bonds rated AA have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Municipal Bond Ratings

Description of S&P’s Municipal Bond Ratings:

AAA — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

46

Plus (+) or Minus (-) — S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody’s Municipal Bond Ratings:

Aaa — Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Numerical Modifiers (1, 2, 3) — Moody’s may apply the numerical modifier in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating classification; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating classification.

Municipal Note Ratings

Description of S&P’s Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings to distinguish more clearly the credit quality of notes as compared to bonds.

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Moody’s Municipal Note Ratings:

MIG-1/VMIG-1 — The best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 — High quality, with ample margins of protection, although not as large as the preceding group.

Short-Term Ratings

Description of S&P Short-Term Ratings:

A-1 — The highest ratings category by S&P. The obligors capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

47

Description of Moody’s Short-Term Ratings:

Prime-1 — Have a superior ability for repayment of senior short-term debt obligations.

Prime-2 — Have a strong ability for repayment of senior short-term debt obligations.

Description of Fitch’s Short-Term Ratings:

F1+ — Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The Plus (+) denotes exceptionally strong credit quality.

F1 — Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

48

DWS Cash Investment Trust

DWS Tax Free Money Fund

DWS U.S. Treasury Money Fund

Class S

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, dated October 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148 or from the firm from which this Statement of Additional Information was obtained. It is also available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated May 31, 2006, accompany this Statement of Additional Information and are incorporated by reference into and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

i

INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

DWS Tax Free Money Fund (“DTFMF” or “Tax Free Money”), DWS U.S. Treasury Money Fund (“Treasury Fund”) and DWS Cash Investment Trust (“CIT”) have each elected to be classified as a diversified open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund will not:

1.	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	(Tax Free Money and Treasury Fund) concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time; (CIT) concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time, except that CIT will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

7.	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

In addition, as a matter of fundamental policy, Tax Free Money will:

1.	have at least 80% of its net assets, plus the amount of borrowings for investment purposes, invested in short-term municipal securities during periods of normal market conditions.

In addition, although not a matter of fundamental policy (these policies may be changed by the Board of Trustees without shareholder approval), CIT, Treasury Fund and Tax Free Money do not currently intend to:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes; or

2.	lend portfolio securities in an amount greater than 5% of its total assets.

3.	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Treasury Fund has undertaken that if the Fund obtains an exemptive order of the SEC which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a “no action” or interpretive letter to the effect that the Fund may proceed without a shareholder vote.

INVESTMENT POLICIES AND TECHNIQUES

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) is the investment advisor for each Fund. CIT, Treasury Fund and Tax Free Money are sometimes jointly referred to herein as the “Funds” or “DWS Money Market Funds.” On or about September 11, 2000, for CIT and Tax Free Money, and October 2, 2000 for Treasury Fund, each fund offered two classes of shares to provide investors with different purchase options. Each class has its own important features and policies. In addition, as of the dates noted above, all existing shares of CIT, Tax Free Money and Treasury Fund were redesignated as Class S shares of the respective Fund.

DWS CASH INVESTMENT TRUST

CIT is a diversified open-end management investment company. CIT’s investment objectives are to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. CIT seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. CIT’s management seeks to improve investment income by keeping money at work in what it considers to be the most attractive short-term debt investments consistent with the Fund’s objectives of maintaining the stability and liquidity of capital. There is no assurance that CIT’s investment objectives will be achieved. Unless otherwise stated, the investment objectives and policies of CIT are nonfundamental and may be changed by the Board of Trustees (“Trustees”) without a vote of the outstanding voting securities of the Fund. All of the securities in which CIT may invest are US dollar-denominated. Shares of the Fund are not insured or guaranteed by an agency of the US Government. Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

The Fund may invest in short-term securities consisting of obligations issued or guaranteed by the US Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions. The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

CIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations and obligations of trusts, finance companies and other entities, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities; asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid or restricted securities. Securities and instruments in which the Fund may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

2

In addition, CIT may invest in repurchase agreements and securities with put features. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described below. The Fund may also hold cash.

Investments in municipal securities will be limited to those which are rated at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”) within its two highest rating categories for municipal obligations — Aaa and Aa, or within Moody’s short-term municipal obligations top rating categories of MIG 1 and MIG 2 — or are rated at the time of purchase by Standard & Poor’s Ratings Services (“S&P”) within S&P’s two highest rating categories for municipal obligations AAA/AA and SP-1+/SP-1, or are rated at the time of purchase by Fitch Investors Service, Inc. (“Fitch”) within Fitch’s two highest rating categories for municipal obligations — AAA/AA or within Fitch’s highest short-term rating categories of F-1 and F-2, all in such proportions as management will determine. CIT also may invest in securities rated within the two highest rating categories by only one of those rating agencies if no other rating agency has rated the security. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if the issuer, or other equal or junior municipal securities of the same issuer, has a rating within the foregoing ratings of Moody’s, S&P or Fitch. CIT may also invest in municipal securities which are unrated if, in the opinion of the Advisor, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest.

For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), foreign banks and their branches and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

CIT may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

3

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by CIT will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by CIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Participation Interests. CIT may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of an unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees,

4

policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

DWS TAX FREE MONEY FUND

DWS Tax Free Money Fund, a diversified open-end management investment company, seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. The Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality short-term municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). All of the Fund’s investments are high quality, have a remaining maturity of 397 calendar days or less and have minimal credit risk as determined by the Advisor. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less.

The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes.

All of the Fund’s municipal securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality rating categories of two or more of the following rating agencies: Moody’s (Aaa and Aa, MIG 1 and MIG 2, and P1 and P-2), S&P (AAA and AA, SP1+ and SP1, A1+ and A1 and A-2) and Fitch (AAA and AA, F1 and F2). Where only one rating agency has rated a security (or its issuer), the Fund generally may purchase that security as long as the rating falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the Advisor, it is comparable in quality to securities described above. All of the securities in which the Fund may invest are US dollar-denominated and must meet credit standards applied by the Advisor pursuant to procedures established by the Trustees. Should an issue of municipal securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Advisor will dispose of any such security unless the Trustees of the Fund determine that such disposal would not be in the best interests of the Fund.

The Fund may invest in when-issued securities, whose market value may involve an unrealized gain or loss prior to settlement. In addition the Fund may invest, to a limited extent, in illiquid or restricted securities.

Municipal securities in which the Fund may invest include municipal notes, short-term municipal bonds, variable rate demand instruments and tax-exempt commercial paper. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and construction loan notes. Short-term municipal bonds may include general obligation securities, which are secured by the issuer’s pledge of its full faith, credit and taxing power for payment of principal and interest, and revenue securities, which are generally paid from the revenues of a particular facility or a specific excise tax or other source. Examples of taxable investments in which the Fund may invest include obligations of corporate issuers, US Treasury obligations, US Government obligations, money market instruments and repurchase agreements. The Fund may invest up to 25% of its net assets in municipal trust receipts, or MTRs.

The Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund’s fundamental investment policies, and also subject to the Fund’s 20% of net assets limitation on investing in securities whose investment income is subject to the alternative minimum tax (“AMT” bonds) and the Fund’s current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund’s investment limitation regarding concentration of investments in any one

5

industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry. The Fund’s distributions from interest on AMT bonds may be taxable depending upon an investor’s particular situation.

It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund’s net assets will normally be invested in short-term municipal securities.

Under normal market conditions the Fund expects to invest 100% of its portfolio securities in municipal securities. The Fund may, on a temporary basis, hold and invest up to 20% of its net assets in cash and cash equivalents and in temporary investments of taxable securities with remaining maturities of 397 calendar days or less. For temporary defensive purposes the Fund may invest more than 20% in such investments or may otherwise vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. In fiscal year 2005, all the Fund’s dividends were exempt from regular federal income taxes. The Fund may also invest in stand-by commitments and other puts, repurchase agreements, participation interests and when-issued or forward delivery securities.

The Fund expects that it will not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in municipal securities of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other US Government guaranteed securities; or industrial development and pollution control bonds. The Fund does not intend to invest more than 25% in municipal bonds which are tied to the completion of projects. There could be economic, business or political developments, which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.

Stand-by Commitments. DTFMF may engage in stand-by commitments. DTFMF has received an order from the Securities and Exchange Commission (the “SEC”) which will enable it to improve its portfolio liquidity by making available same-day settlements on portfolio sales (and thus facilitate the same-day payments of redemption proceeds in federal funds) through the acquisition of “Stand-by commitments.” A stand-by commitment is a right acquired by a Fund, when it purchases a municipal security from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at that Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” DTFMF’s investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The acquisition of or the power to exercise a stand-by commitment will not affect the valuation or maturity of DTFMF’s underlying portfolio, which will be valued in accordance with the order of the SEC. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by DTFMF will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal securities purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund’s acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal securities which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date. Since DTFMF values municipal securities on an amortized cost basis, the amount receivable upon exercise of a stand-by commitment will be substantially the same as the value assigned by the Fund to the underlying securities. Moreover, while there is little risk of an event occurring which would make amortized cost valuation of its portfolio securities inappropriate, if such condition developed, the securities may, in the discretion of the

6

Trustees, be valued on the basis of available market information and held to maturity. The Fund expects to refrain from exercising a stand-by commitment in the event that the amount receivable upon exercise of the stand-by commitment is significantly greater than the then-current market value of the underlying municipal securities in order to avoid imposing a loss on a seller and thus jeopardizing the Fund’s business relationship with that seller.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount “paid” by the Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of total assets of the Fund calculated immediately after any stand-by commitment is acquired.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. When the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. In addition, for purposes of complying with the condition of the SEC’s amortized cost rule that the dollar-weighted average maturity of its portfolio shall not exceed 90 days, the maturity of a portfolio security of the Fund shall not be considered shortened or otherwise affected by any stand-by commitment to which such security is subject.

The Advisor understands that the Internal Revenue Service (“IRS”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. There is no assurance that stand-by commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

Participation Interests. DTFMF may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the municipal security does not meet the quality standards of DTFMF, the credit of the selling bank will. DTFMF has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal security plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the municipal security. The selling bank may receive a fee from DTFMF in connection with the arrangement. DTFMF will not purchase participation interests unless it receives an opinion of bond counsel, counsel for the issuers of such participations, or counsel selected by the Advisor, that the interest from such participations is exempt from regular federal income tax and state income tax.

DWS U.S. TREASURY MONEY FUND

DWS U.S. Treasury Money Fund is a diversified open-end management investment company. Treasury Fund’s investment objective is to seek current income consistent with safety, liquidity and stability of capital. It does this by investing, under normal circumstances, at least 80% of total assets in short-term US Treasury securities or in repurchase agreements backed by these securities. The Fund seeks to maintain a constant net asset value of $1.00 and declares dividends daily. There can be no assurance that the Fund’s objectives will be met.

7

The Fund seeks to achieve its objective by investing in short-term US Government securities and repurchase agreements. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes. The Fund’s price stability makes it so that it may be suitable for investors who are seeking current income and who are unwilling to accept stock or bond market risk. The Fund is also designed to minimize credit risk. It invests exclusively in short-term securities unconditionally guaranteed by the US Government (as to payment of both principal and interest) and repurchase agreements backed fully by US Treasury obligations. The Fund invests without limitation in short-term securities consisting of US Treasury notes, bonds, bills and in other securities issued or guaranteed by the US Government and thus backed by the full faith and credit of the United States. The Fund may invest its assets, when conditions are appropriate, in repurchase agreements, but only if they are fully collateralized by US Treasury obligations. At least 80% of the Fund’s total assets will be invested in either US Treasury securities or in repurchase agreements collateralized by US Treasury obligations. All of the securities in which the Fund may invest are US dollar-denominated. The Fund may also invest in when-issued securities whose market value may involve an unrealized gain or loss prior to settlement. In addition, the Fund may invest in illiquid securities subject to certain limitations.

The Fund invests in US Government securities whose interest is generally exempt from state and local income taxes; the interest is not exempt from federal income tax. Most, but not all, states allow this tax-exempt character of the Fund’s income to pass through to its shareholders, so that distributions from the Fund, to the extent derived from interest that is exempt from state and local income taxes, are exempt from such taxes when earned by a shareholder of the Fund. Shareholders should, however, contact their own tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of distributions received from the Fund which is attributable to interest from US Government securities. Income earned by the Fund from US Treasury-backed repurchase agreements generally is not exempt from state and local tax.

Investment Techniques of the Funds

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and

8

credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Participation. Each Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that a Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a

9

letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. Each Fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by each Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by CIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Concentration. CIT “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry (i.e., banks and other financial institutions), which means that at least 25% of its total assets will be invested in obligations of banks and other financial institutions at all times.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund’s net assets. Each Fund’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers, or (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Advisor will monitor the liquidity of such restricted securities subject to the supervision of each Fund’s Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number

10

of their potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a Rule of the Securities and Exchange Commission, each Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under that Rule, each Fund’s Board has approved policies established by the Funds’ Advisor reasonably calculated to prevent each Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and each Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one

11

rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” To ensure diversity of a fund’s investments, each Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. Each fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. Each Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Fund. Further, a Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Fund.

The assets of a Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term “Government Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Fund will vary according to the management’s appraisal of money market conditions. Each Fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

12

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for the Fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

13

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax free nature of the interest thereon.

For the purpose of a Fund’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

14

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Trust Receipts. DTFMF may invest up to 25% of its net assets in municipal trust receipts, or MTRs. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. The Fund expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Portfolio Turnover. The Funds may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Even if such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve a Fund’s overall investment return, consistent with its objectives.

Repurchase Agreements. Each Fund may invest in repurchase agreements, which are instruments under which each Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Fitch.

A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Fund has not perfected an interest in the Obligation, a Fund may be

15

required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities with Put Rights. Each Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of each Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Funds, although each Fund may sell the underlying securities to a third party at any time. If necessary and advisable, each Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). Each Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

Each Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of each Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Funds might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Each Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Funds of the underlying security. The actual put will be valued at zero in determining net asset value of each Fund. Where the Funds pay directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases the potential for unrealized or realized gain is reduced by the cost of the put.

Third Party Puts. Each fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in

16

several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. Each fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, the fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

17

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Variable Rate Demand Instruments. Each fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to the fund, (3) to maintain a high quality investment portfolio or (4) to maximize a fund’s yield. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a fund may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a fund’s quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the fund on a quarterly basis to determine that it continues to meet the fund’s quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

18

The maturity of the variable rate demand instruments held by a fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment.

When-Issued Securities. A fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by a fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income, a fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

A fund will make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but a fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Investment in Other Investment Companies. In accordance with applicable law, each Fund may invest its assets in other money market funds with comparable investment objectives. In general, a Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the “SEC”). As a shareholder of another money market fund, a Fund would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

Portfolio Holdings Information

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund’s prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Fund, and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund’s Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the

19

disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DeIM, together with its predecessors, has more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DeIM and its affiliates to the DWS Mutual Funds.

20

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for each Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of each Fund. In addition to the investment management of the assets of each Fund, the Advisor determines the investments to be made for each Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund’s policies as stated in its Prospectus and SAI, or as adopted by each Fund’s Board. The Advisor will also monitor, to the extent not monitored by each Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor provides assistance to each Fund’s Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by each Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by each Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of each Fund, including each Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that a Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a Fund, a Fund’s custodian, or other agents of a Fund; taxes and governmental fees; fees and

21

expenses of a Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of a Fund, including a majority of the Board who are not interested persons of a Fund, and, if required by applicable law, subject to a majority vote of a Fund’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a Fund on 60 days’ written notice.

Effective June 1, 2006, for all services provided under the Investment Management Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

DWS Cash Investment Trust	0.315% to $250 million
0.295% next $750 million
0.265% next $1.5 billion
0.235% next $2.5 billion
0.215% next $2.5 billion
0.195% next $2.5 billion
0.175% next $2.5 billion
0.165% thereafter

DWS Tax Free Money Fund	0.415% to $500 million
0.395% thereafter

DWS U.S. Treasury Money Fund	0.315% to $500 million
0.300% next $500 million
0.285% thereafter

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Funds (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Funds cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Funds exemptive relief from existing rules. The Funds and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Funds and their shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

22

Prior to June 1, 2006, DWS Cash Investment Trust pays a monthly investment management fee, based on the average daily net assets of the fund, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	DWS Cash Investment Trust
0 - $250 million	0.400%
Next $750 million	0.380%
Next $1.5 billion	0.350%
Next $2.5 billion	0.320%
Next $2.5 billion	0.300%
Next $2.5 billion	0.280%
Next $2.5 billion	0.260%
Over $12.5 billion	0.250%

The investment management fee for each Fund is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

Prior to June 1, 2006, the investment management fee rates were payable monthly at the annual rate shown below:

Average Daily Net Assets	DWS Tax Free Money Fund
$0 – $500 million	0.50%
over $500 million	0.48%

Average Daily Net Assets	DWS U.S. Treasury Money Fund
$0 – $500 million	0.40%
over $500 million – $1 billion	0.385%
over $1 billion	0.37%

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2006	Fiscal 2005	Fiscal 2004
DWS Cash Investment Trust	$3,301,939	$3,394,203	$3,920,391
DWS Tax Free Money Fund	$1,019,411	$1,080,528	$1,252,484
DWS U.S. Treasury Money Fund	$760,866	$849,804	$1,096,960

Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Funds’ operating expenses at ratios no higher than 0.73% for Class S shares of CIT, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

Through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Funds to the extent necessary to maintain the Funds’ operating expenses at ratios no higher than 0.70% for Class S shares of Tax Free Money and 0.65% for Class S shares of Treasury Fund, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

23

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

24

Code of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held

25

by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From September 11, 2000 for CIT and Tax Free Money Fund, and from October 2, 2000 for Treasury Fund until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with a Fund, as described above) in exchange for the payment by a Fund of an administrative services fee (the “Administrative Fee”) of 0.40% for CIT, 0.15% for Tax Free Money Fund, 0.40% for Treasury Fund of average daily net assets of each Fund. The Administrative Agreement between the Advisor and the Fund terminated on March 31, 2004 and effective April 1, 2004, the Funds directly bear the cost of those expenses formerly covered under the Administrative Agreement.

In accordance with each Fund’s Administrative Agreement, the Administrative Fees charged Class S for the most recent fiscal year were as follows:

Fund Name	Year		Class S
CIT	2004	*	2,224,453
Tax Free Money Fund	2004	*	236,324
Treasury Fund	2004	*	888,159

*	For the period June 1, 2003 through March 31, 2004 (termination of the Administrative Agreement).

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as transfer agent and custodian fees, are now borne directly by the shareholders.

Each Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to a Fund including, among others, providing a Fund with personnel, preparing and making required filings on behalf of a Fund, maintaining books and records for a Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, a Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of a Fund’s average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of a Fund reasonably deems necessary for the proper administration of a Fund. The Advisor provides a Fund with personnel; arranges for the preparation and filing of a Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a Fund’s records; provides a Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a Fund; assists in the resolution of accounting issues that may arise

26

with respect to a Fund; establishes and monitors a Fund’s operating expense budgets; reviews and processes a Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by a Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company (“SSB”), the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

Underwriter

Effective September 30, 2002, each Trust has an underwriting agreement with DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through a Fund. Each Trust’s underwriting agreement was approved by the Trustees on September 30, 2005 and will remain in effect until September 30, 2006.

Under each underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of a Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

Although each Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, a Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

DWS Scudder Distributors, Inc., each Fund’s distributor, has adopted an Incentive Plan (the “Plan”) covering wholesalers that are regional vice presidents (“DWS Scudder Wholesalers”). Generally, DWS Scudder Wholesalers

27

market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories - ”Core,” “Satellite” or “Non-Core/Satellite”-taking into consideration, among other things, the following criteria, where applicable:

•	The fund’s 3 year performance;

•	The fund’s Morningstar rating;

•	Market size for the fund category;

•	The fund’s size, including sales and redemptions of the fund’s shares;

•	The length of time the fund’s Portfolio Manager has managed the fund; and

•	The fund’s consistency with DWS Scudder’s branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund’s placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management’s judgment based on the above criteria. In addition, management may consider a fund’s profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

28

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

29

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

SERVICE PROVIDERS

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Fund included in each Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, 125 High Street, Boston, MA 02110-2624, , independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 serves as legal counsel for each Fund and the Independent Trustees of each Fund.

Fund Accounting Agent

Prior to June 1, 2006, DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, was responsible for determining the daily net asset value per share of each Fund and maintaining portfolio and general accounting records. Effective June 1, 2006,

Pursuant to a sub-accounting and sub-administration agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), DWS-SFAC and the Advisor had delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Funds.

Each Fund paid DWS-SFAC an annual fee equal to 0.02% of the first $150 million of average daily net assets, 0.006% of such assets in excess of $150 million, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

30

From September 11, 2000 for CIT and Tax Free Money and from October 2, 2000 for Treasury through March 31, 2004, these fees were paid by the Advisor pursuant to the Administrative Agreement. For the period April 1, 2004 through May 31, 2004, the amount charged to the Funds by DWS-SFAC for accounting services aggregated $18,849, $9,577 and $9,943 for CIT, Treasury Fund, and Tax Free Money, respectively. For the fiscal year ended May 31, 2005, the amount charged to the Funds by DWS-SFAC for accounting services aggregated $74,906, $46,830 and $43,756 for CIT, Treasury Fund and Tax Free Money, respectively. For the fiscal year ended May 31, 2006, the amount charged to the Funds by DWS-SFAC for accounting services aggregated $83,083, $45,341, and $45,873 for CIT, Treasury Fund and Tax Free Money, respectively.

Custodian

State Street Bank and Trust Company (the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

Transfer Agent

DWS Scudder Service Corporation (“DWS-SSC” or the “Transfer Agent”), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend-disbursing agent for the funds. DWS-SSC also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. From July 31, 2000 through March 31, 2004, DWS-SSC’s fees were paid by the Advisor pursuant to the Administrative Agreement.

For the fiscal years ended May 31, 2004, 2005 and 2006, the amounts charged CIT by DWS-SSC aggregated $502,552 (of which $255,925 was waived), $2,369,387 (of which $867,495 was waived) and $2,675,583 (of which $897,784 was waived), respectively. For the fiscal years ended May 31, 2004, 2005 and 2006, the amounts charged Treasury Fund by DWS-SSC aggregated $110,410 (of which $60,047 was waived), $491,806 (of which $179,433 was waived) and $446,598 (of which $233,601 was waived), respectively. For the fiscal years ended May 31, 2004, 2005 and 2006, the amounts charged Tax Free Money Fund by DWS-SSC aggregated $38,918 (of which $12,456 was waived), $212,515 (of which $59,530 was waived) and $201,191 (of which $68,422 was waived), respectively.

Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. (“DST”), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SSC, not by each Fund.

A Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider

DWS Trust Company (“DWSTC”), 11 Northeastern Boulevard, Salem, NH 03079, an affiliate of the Advisor, provides services for certain retirement plan accounts in CIT and Treasury Fund. CIT and Treasury Fund each paid DWSTC an annual fee of $31.75 for each account maintained for a participant.

31

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and

32

settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

33

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Funds’ prospectuses.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Class S shares of a Fund will generally not be available to new investors. Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

34

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through DeAM Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and DWS Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Wire Transfer of Federal Funds. Orders for shares of a Fund will become effective when an investor’s bank wire order or check is converted into federal funds (monies credited to the account of State Street Bank and Trust Company (the “Custodian”) with its registered Federal Reserve Bank). If payment is transmitted by the Federal Reserve Wire System, the order will become effective upon receipt. Orders will be executed at 5:00 p.m. on the same day if a bank wire or check is converted to federal funds or a federal funds’ wire is received by 5:00 p.m. In addition, if investors known to a Fund notify the Fund by 5:00 p.m. that they intend to wire federal funds to purchase shares of a Fund on any business day and if monies are received in time to be invested, orders will be executed at the net asset value per share determined at 5:00 p.m. the same day. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed. Payments by a bank wire other than the Federal Reserve Wire System may take longer to be converted into federal funds. When payment for shares is by check drawn on any member of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the check is deposited.

Purchase orders received between 4:00 and 5:00 Eastern time, for effectiveness at the 5:00 Eastern time net asset value determination may be rejected based on certain guidelines. In particular, only investors known to the fund may submit wire purchase orders between 4:00 and 5:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by a Fund, the size of the order submitted, general market conditions, and the availability of investments for a Fund.

35

Shares of a Fund may be purchased by writing or calling the Transfer Agent. Orders for shares of a particular class of a Fund will be executed at the net asset value per share of such class next determined after an order has become effective.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund

36

pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, DWS Scudder Service Corporation and UMB Bank reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to declare and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

37

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the “Code”).

Redemption by Checkwriting

All new investors and existing shareholders who apply to UMB Bank for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, DWS Scudder Service Corporation and UMB Bank each reserve the right at any time to suspend or terminate the Checkwriting procedure.

The Funds accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your

38

monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction is not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the value of the shares of the fund then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be.

If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments. If you have told the fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the fund does not do so, the fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-728-3337) or write (DWS Scudder Investments Service Company, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after the fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after the fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspected transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time,

39

however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the fund, the fund’s named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the fund’s agreement with you, the fund may be liable for your losses or damages. The fund will not be liable to you if (i) there are not sufficient funds available in your account to complete the transfer, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the fund’s liability shall not exceed the amount of the transfer in question.

The fund, the fund’s named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-728-3337.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with DeAM Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, each Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

40

Each Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder’s account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Other Information

If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. None of the Funds impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor’s bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another DWS fund or portfolio, and including exchanges and redemptions by Checkwriting, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see “TAXES”).

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder’s right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC by order permits suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for their shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class’s net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

41

The Board of Trustees and the Distributor, each has the right to limit, for any reason, the amount of purchases by and refuse to sell to any person and each may suspend or terminate the offering of shares of a Fund at any time for any reason.

The “Tax Identification Number” section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt investors a certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

TAXES

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Funds must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund’s investments in loan participations, a Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

42

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, a Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholder in the form of dividends (including distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders, and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a nondeductible 4% excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to a Fund during any prior calendar year. Although a Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as ordinary income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus might have been included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011.

Transactions in Fund Shares. The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is

43

reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “ reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Tax Free Money Fund intends to qualify under the Code to pay “exempt-interest dividends” to its shareholders. Tax Free Money Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as “exempt-interest dividends” by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. “Exempt-interest dividends,” however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85 percent of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which a Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Tax Free Money Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted “exempt-interest dividends.”

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax Free Money Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. Tax Free Money has not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

Each Fund does not expect to make any distributions that qualify as qualified dividend income. Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund’s shares.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “US person” within the meaning of the Code (a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more

44

during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should consult their intermediaries with respect to the application of these rules to their account. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

NET ASSET VALUE

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of a Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of a Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member, that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor, is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

45

Independent Board Members

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen

Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

46

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

47

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

48

Interested Board Member

Name, Year of Birth, Position with the [Trust/Corporation] and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen

Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; Director of DWS Global High Income Fund, Inc. (since August 2006), DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen

Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 1999-present	Director(4), Deutsche Asset Management	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

49

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 1997-present	Managing Director(4), Deutsche Asset Management	n/a

Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(4)	Executive title, not a board directorship.

50

(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Trust met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio

51

managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Fund during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Fund and received no compensation from the Fund or any fund in the fund complex during the relevant periods. No Board Member of the Fund receives pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

52

Name of Board Member	Aggregate Compensation from DWS Cash Investment Trust	Aggregate Compensation from DWS Tax Free Money Fund	Aggregate Compensation from DWS U.S. Treasury Money Fund	Total Compensation from Fund and Fund Complex (1)
Henry P. Becton, Jr.(3)(4)	$2,958	$1,206	$1,193	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$3,623	$1,400	$1,382	$203,829
Keith R. Fox(3)(4)(5)	$3,300	$1,305	$1,291	$184,829
Kenneth C. Froewiss(3)(5)(6)	$788	$330	$323	$129,687
Martin J. Gruber(7)(9)	$0	$0	$0	$135,000
Richard J. Herring(7)(8)(9)	$0	$0	$0	$136,000
Graham E. Jones(7)(9)	$0	$0	$0	$144,000
Rebecca W. Rimel(7)(8)(9)	$0	$0	$0	$146,280
Philip Saunders, Jr.(7)(9)	$0	$0	$0	$145,000
William N. Searcy, Jr.(7)(9)	$0	$0	$0	$150,500
Jean Gleason		$1,273	$1,260
Stromberg(3)(4)(5)	$3,180			$178,549
Carl W. Vogt(3)(4)(5)	$2,908	$1,191	$1,178	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

53

(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Funds and the Fund Complex as of December 31, 2005.

Board Member	Dollar Range of Beneficial Ownership in DWS Cash Investment Trust	Dollar Range of Beneficial Ownership in DWS Tax Free Money Fund	Dollar Range of Beneficial Ownership in DWS U.S. Treasury Money Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the Fund Complex(2)
Independent Board Member:

Henry P. Becton, Jr.	$1-$ 10,000	$1-$ 10,000	$1-$10,000	Over $ 100,000
Dawn-Marie Driscoll	$1-$ 10,000	$10,001-$ 50,000	None	Over $ 100,000
Keith R. Fox	None	None	None	Over $ 100,000
Kenneth C. Froewiss	None	None	None	Over $ 100,000
Martin J. Gruber	None	None	None	Over $ 100,000
Richard J. Herring	None	None	None	Over $ 100,000
Graham E. Jones	None	None	None	Over $ 100,000
Rebecca W. Rimel	None	None	None	Over $ 100,000
Philip Saunders, Jr.	None	None	None	Over $ 100,000
William N. Searcy, Jr.	None	None	None	Over $ 100,000
Jean Gleason Stromberg	None	None	None	Over $ 100,000

54

Board Member	Dollar Range of Beneficial Ownership in DWS Cash Investment Trust	Dollar Range of Beneficial Ownership in DWS Tax Free Money Fund	Dollar Range of Beneficial Ownership in DWS U.S. Treasury Money Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the Fund Complex(2)
Carl W. Vogt	None	None	None	Over $ 100,000

Interested Board Member:

Axel Schwarzer	None	None	None	None(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
(3)	Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Jean Gleason Stromberg
Carl W. Vogt

55

Securities Beneficially Owned

As of September 18, 2006, the Board Members and officers of each Trust owned, as a group, less than 1% of the outstanding shares of the Funds.

To the best of each Fund’s knowledge, as of September 18, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of September 18, 2006, 4,091,389.45 shares in the aggregate, or 8.80% of the outstanding shares of DWS Cash Investment Trust Fund, C Class were held in the name of RJD PSPT P/S Plan, Richard Depaul Trustee, FBO RJD PSPT, Rocky River, OH 44116-1815, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

TRUST ORGANIZATION

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class S Shares are offered by DWS Tax Free Money Fund and DWS U.S. Treasury Money Fund. Currently, Class A, Class B, Class C and Class S Shares are offered by DWS Cash Investment Trust.

Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully

56

paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; (e) a merger, consolidation or sale of assets; (f) the adoption of an investment advisory or management contract; (g) the incorporation of the Trust or any series; (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such

57

shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

58

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

59

ADDITIONAL INFORMATION

Shareholder Indemnification

Each Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of that trust. The Declarations of Trust of each Fund contain an express disclaimer of shareholder liability in connection with a Fund’s property or the acts, obligations or affairs of a Fund. The Declarations of Trust also provide for indemnification out of a Fund’s property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

The CUSIP number of DWS Cash Investment Trust, Class S is 233375500.

The CUSIP number of DWS Tax Free Money Fund, Class S is 23337Y200.

The CUSIP number of DWS U.S. Treasury Money Fund, Class S is 23338E203.

On August 10, 1998, the Board of Trustees changed the fiscal year end for CIT and Treasury Fund from June 30 to May 31 and the fiscal year end of TFMF from December 31 to May 31.

This Statement of Additional Information contains the information of DWS Cash Investment Trust, DWS Tax Free Money Fund and DWS U.S. Treasury Money Fund. Each Fund, through its combined prospectus,

60

offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ combined prospectus and this combined Statement of Additional Information omit certain information contained in the Registration Statements which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements for further information with respect to a Fund and the securities offered hereby. These Registration Statements are available for inspection by the public at the offices of the SEC in Washington, D.C.

FINANCIAL STATEMENTS

DWS Cash Investment Trust

The financial statements, including the portfolio of investments, of DWS Cash Investment Trust, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

DWS U.S. Treasury Money Fund

The financial statements, including the portfolio of investments, of DWS U.S. Treasury Money Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

DWS Tax Free Money Fund

The financial statements, including the portfolio of investments, of DWS Tax Free Money Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

61

APPENDIX

The following is a description of the ratings given by Moody’s, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

Moody’s: The four highest ratings for corporate and municipal bonds are “Aaa,” “Aa,” “A” and “Baa.” Bonds rated “Aaa” are judged to be of the “best quality” and carry the smallest degree of investment risk. Bonds rated “Aa” are of “high quality by all standards,” but margins of protection or other elements make long-term risks appear somewhat greater than “Aaa” rated bonds. Bonds rated “A” possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated “Baa” are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody’s applies numerical modifiers 1, 2 and 3 in each rating category from “Aa” through “Baa” in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are “AAA,” “AA,” “A” and “BBB.” Bonds rated “AAA” have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated “AA” have a “very strong capacity to pay interest and repay principal” and differ “from the higher rated issues only in small degree.” Bonds rated “A” have a “strong capacity” to pay interest and repay principal, but are “somewhat more susceptible to” adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated “BBB” are regarded as having an “adequate capacity” to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a “weakened capacity” to make such payments. The ratings from “AA” to “BBB” may be modified by the addition of a plus or minus sign to show relative standing within the category.

Fitch: The four highest ratings of Fitch for corporate and municipal bonds are “AAA,” “AA,” “A” and “BBB.” Bonds rated “AAA” are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated “AA” are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F1+.” Bonds rated “A” are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

Corporate and Municipal Commercial Paper

Moody’s: The highest rating for corporate and municipal commercial paper is “P-1” (Prime-1). Issuers rated “P-1” have a “superior ability for repayment of senior short-term obligations.”

S&P: The “A-1” rating for corporate and municipal commercial paper indicates that the “degree of safety regarding timely payment is strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+.”

Fitch: The rating “F-1” is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer’s liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability

62

to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer’s commercial paper is rated “F-1.”

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality.” Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group.” Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest.” Notes issued with “overwhelming safety characteristics” will be rated “SP-1+.” The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1” and “F-2.”

63

Investors Cash Trust

March 31, 2006

ANNUAL REPORT TO SHAREHOLDERS

Service Shares

Government & Agency Securities Portfolio

Treasury Portfolio

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-scudder.com. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Portfolio Management Review

In the following interview, Investors Cash Trust Portfolio Manager Darlene Rasel discusses the market environment and the portfolio team’s approach to managing the portfolios during its most recent fiscal year ended March 31, 2006.

Q: Will you discuss the market environment for the portfolios during its most recent fiscal year?

A: Over the 12 months ended March 31, 2006, the US economy showed its resiliency, despite devastating hurricanes in the southern United States and continual increases in energy prices. Monthly job growth was the most important economic indicator for the money markets as the year began, but the market’s focus gradually shifted to a careful watch for signs of increasing inflation. Going forward, the markets will be watching closely for any changes in monetary policy from the new US Federal Reserve Board (the Fed) chairman Ben Bernanke.

During the period, the Fed continued its policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 4.75% in eight quarter- percentage-point increments over the 12-month period. Despite the increases in the federal funds rate, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1 Throughout 2005 and early 2006, the Fed repeated its statements that additional rate increases might be

Portfolio Performance

As of March 31, 2006

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield*
Government & Agency Securities Portfolio — Service Shares	4.38%
Treasury Portfolio — Service Shares	4.40%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate.

*	Performance reflects a partial fee waiver which improved results during this period. Otherwise, the 7-day current yields of the Government & Agency Securities Portfolio — Service Shares would have been 4.38% and the Treasury Portfolio — Service Shares would have been 4.26% as of March 31, 2006. Please call for the most current yield information.

needed going forward to keep the risks to economic growth and price stability in balance.

[1]	The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

At the end of March 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.25%, compared to 3.84% 12 months earlier. The premium level of LIBOR (which is set by the market) over the federal funds rate (which is fixed by the Fed) of 4.75% demonstrated the market’s concern that the Fed may raise short-term interest rates at least

2

one to two more times in order to stave off any resurgence of inflation. At the same time, there is a sense within the market that 2006 will be a year of transition, that the Fed will probably discontinue its rate increases this year, and that investors will be looking to see how well Bernanke can fine tune the economy by utilizing the Fed’s control over short-term rates.

Q: How did the portfolios perform over its most recent fiscal year?

A: We were able to produce a competitive yield in the Investors Cash Trust by employing our conservative investment strategies and standards. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) We continue our insistence on the highest credit quality within the portfolios. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the portfolios and to seek competitive yield for our shareholders.

Q: In light of market conditions during the period, what has been the strategy for the Treasury Portfolio and the Government & Agency Securities Portfolio?

A: During the portfolios’ most recent fiscal year, except for the period immediately following the past hurricane season when yields declined briefly, the Treasury yield curve was relatively flat, due in part to large-volume purchases of short-term Treasury instruments by foreign central banks. These purchases kept even the yields of six-month issues at relatively depressed levels. Because we would not be rewarded with higher yields by extending maturity, our strategy for the Treasury Portfolio was to limit our purchases to issues with maturities of three months or less, and extend maturity opportunistically, as market conditions warranted. For the Government & Agency Securities Portfolio, our goal was also to keep maturity short, and then step up the yield of the portfolio at each Fed tightening. Going forward, we will continue to monitor economic and inflation indicators to determine when the Fed will end its credit tightening program.

Q: What detracted from performance during the period?

A: Following Hurricanes Katrina and Wilma there was concern that the US economy would falter and that the Fed might halt its series of federal funds rate increases — at least temporarily — so as not to further restrain growth. For this reason, we extended maturity slightly in early fall 2005. Instead of faltering, the economy continued to perform well, however, and the Fed kept raising rates. For this reason, our decision to briefly extend maturity detracted somewhat from the portfolios’ yield and total return during the period.

Darlene M. Rasel

Managing Director, Deutsche Asset Management and Lead Portfolio Manager

A group of investment professionals is responsible for the day-to-day management of the portfolios. These professionals have a broad range of experience managing money market funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

3

Information About Each Portfolio’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each Portfolio’s Service Shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate each Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Service Shares

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006

Actual Portfolio Return	Government & Agency Securities Portfolio	Treasury Portfolio
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,020.20	$1,019.80
Expenses Paid per $1,000*	$1.26	$1.21

Hypothetical 5% Portfolio Return	Government & Agency Securities Portfolio	Treasury Portfolio
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,023.68	$1,023.73
Expenses Paid per $1,000*	$1.26	$1.21

*	Expenses are equal to each Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Government & Agency Securities Portfolio	.25%
Treasury Portfolio	.24%

For more information, please refer to the Portfolios’ prospectus.

4

Portfolio Summary

Investors Cash Trust — Government & Agency Securities Portfolio

Asset Allocation	3/31/06	3/31/05
Agencies Not Backed by the Full Faith and Credit of the US Government	12%	45%
Repurchase Agreements	88%	55%

	100%	100%

Weighted Average Maturity	3/31/06	3/31/05
Investors Cash Trust — Government & Agency Securities Portfolio	13 days	28 days
Government & Agencies Retail Money Fund Average*	30 days	29 days

Investors Cash Trust — Treasury Portfolio

Asset Allocation	3/31/06	3/31/05
US Treasury Obligations	17%	37%
Repurchase Agreements	83%	63%

	100%	100%

Weighted Average Maturity	3/31/06	3/31/05
Investors Cash Trust — Treasury Portfolio	16 days	14 days
Treasury & Repo Retail Fund Average**	16 days	25 days

*	The Portfolio is compared to its respective iMoneyNet category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

**	The Portfolio is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government Funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation is subject to change. For more complete details about the Portfolios’ holdings, see pages 8-10. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolios’ top ten holdings and other information about the Portfolios is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

5

Portfolio of Investments as of March 31, 2006

Government & Agency Securities Portfolio	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 12.1%
Federal Home Loan Bank, 4.523%*, 6/2/2006	10,000,000	9,998,897
Federal Home Loan Mortgage Corp.:
3.83%, 6/20/2006	8,000,000	8,000,000
4.406%*, 7/6/2007	30,000,000	29,985,160
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	5,000,000	5,000,000
4.03%, 7/21/2006	5,000,000	5,000,000

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $67,984,057)		67,984,057

Repurchase Agreements 87.5%
Bear Stearns & Co., Inc., 4.86%, dated 3/31/2006, to be repurchased at $100,040,500 on 4/3/2006 (a)	100,000,000	100,000,000
BNP Paribas, 4.86%, dated 3/31/2006, to be repurchased at $99,040,095 on 4/3/2006 (b)	99,000,000	99,000,000
Credit Suisse First Boston LLC, 4.54%, dated 2/1/2006, to be repurchased at $48,369,253 on 4/3/2006 (c)	48,000,000	48,000,000
JPMorgan Securities, Inc., 4.83%, dated 3/31/2006, to be repurchased at $78,031,395 on 4/3/2006 (d)	78,000,000	78,000,000
Merrill Lynch & Co., Inc., 4.595%, dated 2/14/2006, to be repurchased at $55,407,168 on 4/13/2006 (e)	55,000,000	55,000,000
State Street Bank and Trust Co., 4.23%, dated 3/31/2006, to be repurchased at $85,030 on 4/3/2006 (f)	85,000	85,000
The Goldman Sachs & Co., 4.54%, dated 1/31/2006, to be repurchased at $90,703,700 on 4/3/2006 (g)	90,000,000	90,000,000
The Goldman Sachs & Co., 4.81%, dated 3/27/2006, to be repurchased at $20,018,706 on 4/3/2006 (h)	20,000,000	20,000,000

Total Repurchase Agreements (Cost $490,085,000)		490,085,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $558,069,057)+	99.6	558,069,057
Other Assets and Liabilities, Net	0.4	2,128,605
Net Assets	100.0	560,197,662

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.

+	The cost for federal income tax purposes was $558,069,057.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
44,929,438	Federal Home Loan Mortgage Corp.	5.0-5.5	10/25/2024-6/25/2031	43,902,852
60,889,217	Federal National Mortgage Association	4.0-5.0	7/15/2017-8/15/2022	58,098,837

Total Collateral Value				102,001,689

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
94,764,939	Federal National Mortgage Association	3.584-5.335	9/1/2033-2/1/2036	94,279,350
6,682,652	Federal Home Loan Mortgage Corp.	5.506	3/1/2036	6,700,650

Total Collateral Value				100,980,000

(c)	Collateralized by $49,458,374 Federal National Mortgage Association, 4.272-5.316%, with various maturities from 5/1/2032-3/1/2035 with a value of $48,960,184.

(d)	Collateralized by $79,164,327 Federal National Mortgage Association, 6.0%, with various maturities from 1/1/2036-4/1/2036 with a value of $79,561,163.

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
51,483,739	Federal National Mortgage Association	3.5-6.5	8/1/2009-3/1/2036	50,848,224
6,184,474	Federal Home Loan Mortgage Corp.	4.5-5.5	4/1/2008-10/1/2034	5,253,669

Total Collateral Value				56,101,893

(f)	Collateralized by $95,000 Federal National Mortgage Association, 5.55%, maturing on 7/10/2028 with a value of $89,234.

(g)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
94,072,487	Federal Home Loan Mortgage Corp.	4.0-8.5	11/1/2007-3/1/2036	91,489,021
9,721,679*	Federal Home Loan Mortgage Corp.	7.0	8/1/2023	310,979

Total Collateral Value				91,800,000

*	Principal amount is shown at original face.

(h)	Collateralized by $20,458,707 Federal Home Loan Mortgage Corp, with various coupon rates 5.5-6.5%, with various maturities from 9/1/2034-1/1/2035 with a value of $20,400,000.

The accompanying notes are an integral part of the financial statements.

6

Portfolio of Investments as of March 31, 2006

Treasury Portfolio	Principal Amount ($)	Value ($)
US Treasury Obligations 16.6%
US Treasury Bills:
3.98%*, 4/20/2006	7,500,000	7,484,246
4.385%*, 8/3/2006	10,000,000	9,848,961

Total US Treasury Obligations (Cost $17,333,207)		17,333,207

Repurchase Agreements 83.5%
BNP Paribas, 4.5%, dated 3/31/2006, to be repurchased at $21,007,875 on 4/3/2006 (a)	21,000,000	21,000,000
Credit Suisse First Boston LLC, 4.54%, dated 3/31/2006, to be repurchased at $22,008,323 on 4/3/2006 (b)	22,000,000	22,000,000
JPMorgan Securities, Inc., 4.53%, dated 3/31/2006, to be repurchased at $22,008,305 on 4/3/2006 (c)	22,000,000	22,000,000
Merrill Lynch & Co., Inc., 4.45%, dated 3/31/2006, to be repurchased at $21,007,788 on 4/3/2006 (d)	21,000,000	21,000,000
State Street Bank and Trust Co., 4.23%, dated 3/31/2006, to be repurchased at $1,256,443 on 4/3/2006 (e)	1,256,000	1,256,000

Total Repurchase Agreements (Cost $87,256,000)		87,256,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $104,589,207)+	100.1	104,589,207
Other Assets and Liabilities, Net	(0.1)	(118,202)
Net Assets	100.0	104,471,005

*	Annualized yield at time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $104,589,207.

(a)	Collateralized by $16,864,000 US Treasury Inflation Index Note, 3.625%, maturing on 1/15/2008 with a value of $21,420,362.

(b)	Collateralized by $35,090,000 US Treasury STRIPS, maturing on 5/15/2015 with a value of $22,442,863.

(c)	Collateralized by $31,725,000 US Treasury STRIPS, maturing on 5/15/2013 with a value of $22,441,948.

(d)	Collateralized by $37,180,000 US Treasury STRIPS, maturing on 5/15/2017 with a value of $21,420,142.

(e)	Collateralized by $1,040,000 US Treasury Bond, 7.5% maturing on 11/15/2016 with a value of $1,283,804.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

7

Financial Statements

Statement of Assets and Liabilities — Government & Agency Securities Portfolio as of March 31, 2006

Assets
Investments:
Investments in securities, at amortized cost	$67,984,057
Repurchase agreements, at amortized cost	490,085,000
Total Investments in securities, at amortized cost	558,069,057
Cash	886
Interest receivable	2,268,943
Receivable for Portfolio shares sold	811,700
Other assets	43,933

Total assets	561,194,519

Liabilities
Dividends payable	762,606
Payable for Portfolio shares redeemed	4,464
Accrued management fee	68,646
Other accrued expenses and payables	161,141

Total liabilities	996,857

Net assets, at value	$560,197,662

Net Assets
Net assets consist of:
Undistributed net investment income	18,730
Paid-in capital	560,178,932

Net assets, at value	$560,197,662

Net Asset Value
Service Shares
Net assets applicable to shares outstanding	$220,869,902
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	220,865,251

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

DWS Government Cash Institutional Shares
Net assets applicable to shares outstanding	$106,279,755
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	106,276,201

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Government Cash Managed Shares
Net assets applicable to shares outstanding	$233,048,005
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	233,044,796

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

The accompanying notes are an integral part of the financial statements.

8

Statement of Assets and Liabilities — Treasury Portfolio as of March 31, 2006

Assets
Investments:
Investments in securities, at amortized cost	$17,333,207
Repurchase agreements, at amortized cost	87,256,000
Total Investments in securities, at amortized cost	104,589,207
Cash	425
Interest receivable	10,905
Other assets	16,009

Total assets	104,616,546

Liabilities
Payable for Portfolio shares redeemed	129
Accrued management fee	6,174
Other accrued expenses and payables	139,238

Total liabilities	145,541

Net assets, at value	$104,471,005

Net Assets
Net assets consist of: Undistributed net investment income	23,677
Accumulated net realized gain (loss)	(16,859)
Paid-in capital	104,464,187

Net assets, at value	$104,471,005

Net Asset Value
Service Shares
Net assets applicable to shares outstanding	$2,948,360
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	2,947,960

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Premier Money Market Shares
Net assets applicable to shares outstanding	$101,522,645
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	101,538,944

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

The accompanying notes are an integral part of the financial statements.

9

Statements of Operations for the year ended March 31, 2006

Investment Income	Government & Agency Securities Portfolio	Treasury Portfolio
Income:
Interest	$17,200,705	$3,277,593
Expenses:
Management fee	686,096	129,210
Services to shareholders	232,557	256,800
Custodian fees	21,614	16,320
Distribution service fees	385,896	407,345
Auditing	40,556	38,382
Legal	19,673	10,484
Trustees’ fees and expenses	42,986	19,151
Reports to shareholders	37,207	26,561
Registration fees	51,194	29,818
Other	33,624	14,593
Total expenses, before expense reductions	1,551,403	948,664
Expense reductions	(28,312)	(142,424)
Total expenses, after expense reductions	1,523,091	806,240

Net investment income	15,677,614	2,471,353

Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	—	(14,249)

Net increase (decrease) in net assets resulting from operations	$15,677,614	$2,457,104

The accompanying notes are an integral part of the financial statements.

10

Statement of Changes in Net Assets — Government & Agency Securities Portfolio

	Years Ended March 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,677,614	$7,268,568
Net realized gain (loss) on investment transactions	—	7,543
Net increase (decrease) in net assets resulting from operations	15,677,614	7,276,111
Distributions to shareholders from:
Net investment income (Service Shares)	(6,675,761)	(2,735,478)
Net investment income (DWS Government Cash Institutional Shares)	(2,641,028)	(1,724,926)
Net investment income (Government Cash Managed Shares)	(6,360,825)	(2,808,164)
Portfolio share transactions:
Proceeds from shares sold	1,419,728,633	1,117,499,491
Reinvestment of distributions	9,358,777	3,483,589
Cost of shares redeemed	(1,387,771,697)	(1,147,198,270)
Net increase (decrease) in net assets from Portfolio share transactions	41,315,713	(26,215,190)
Increase (decrease) in net assets	41,315,713	(26,207,647)
Net assets at beginning of period	518,881,949	545,089,596

Net assets at end of period (including undistributed net investment income of $18,730 and $18,730, respectively)	$560,197,662	$518,881,949

The accompanying notes are an integral part of the financial statements.

11

Statement of Changes in Net Assets — Treasury Portfolio

	Years Ended March 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,471,353	$349,902
Net realized gain (loss) on investment transactions	(14,249)	(2,554)
Net increase (decrease) in net assets resulting from operations	2,457,104	347,348
Distributions to shareholders from:
Net investment income (Service Shares)	(180,954)	(96,628)
Net investment income (Premier Money Market Shares)	(2,290,399)	(253,274)
Portfolio share transactions:
Proceeds from shares sold	325,769,423	92,686,228
Reinvestment of distributions	2,414,012	349,894
Cost of shares redeemed	(261,033,412)	(96,128,884)
Net increase (decrease) in net assets from Portfolio share transactions	67,150,023	(3,092,762)
Increase (decrease) in net assets	67,135,774	(3,095,316)
Net assets at beginning of period	37,335,231	40,430,547

Net assets at end of period (including undistributed net investment income of $23,677 and $23,677, respectively)	$104,471,005	$37,335,231

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

Government & Agency Securities Portfolio — Service Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.035	.015	.009	.015	.03
Distributions from net investment income	(.035)	(.015)	(.009)	(.015)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[a]	3.56	1.50	.90	1.47	2.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221	211	247	256	286
Ratio of expenses before expense reductions (%)	.26	.26	.26	.26	.28
Ratio of expenses after expense reductions (%)	.25	.25	.25	.25	.25
Ratio of net investment income (%)	3.51	1.48	.90	1.46	2.95

Treasury Portfolio — Service Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.034	.014	.008	.014	.03
Distributions from net investment income	(.034)	(.014)	(.008)	(.014)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[a]	3.48	1.43	.84	1.41	2.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	10	32	51
Ratio of expenses before expense reductions (%)	.42	.55	.53	.34	.32
Ratio of expenses after expense reductions (%)	.25	.25	.25	.25	.25
Ratio of net investment income (%)	3.55[b]	1.40	.84	1.42	2.84

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

13

Notes to Financial Statements

1. Significant Accounting Policies

Investors Cash Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers two series of shares (Portfolios) — the Government & Agency Securities Portfolio and the Treasury Portfolio. The Government & Agency Securities Portfolio offers multiple classes of shares that include Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares. The Treasury Portfolio offers Service Shares and Premier Money Market Shares. Certain detailed financial information for the DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and the Premier Money Market Shares of the Treasury Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolios, through its custodian or sub-custodian bank, receives delivery of

14

the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolios’ claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

At March 31, 2006, the Treasury Portfolio had a net tax basis capital loss carryforward of approximately $14,100 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2012 ($100), March 31, 2013 ($2,100), March 31, 2014 ($11,900), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through March 31, 2006, the Treasury Portfolio incurred approximately $2,800 of net realized capital losses. As permitted by tax regulations, the Treasury Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2007.

Distribution of Income. Net investment income of the Portfolios are declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

At March 31, 2006, the Portfolios’ components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Government & Agency Securities Portfolio	Treasury Portfolio
Undistributed ordinary income*	$796,284	$25,116
Capital loss carryforwards	$—	$(14,100)

15

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Years Ended March 31,
	2006 Government & Agency Securities Portfolio	2005 Government & Agency Securities Portfolio
Distributions from ordinary income*	$15,677,614	$7,268,568

	Years Ended March 31,
	2006 Treasury Portfolio	2005 Treasury Portfolio
Distributions from ordinary income*	$2,471,353	$349,902

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with each specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been made. However, based on experience, the Trust expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Trust. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Trust pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

For the period April 1, 2005 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio:
Service Shares	.25%
Treasury Portfolio:
Service Shares	.25%
Premier Money Market Shares	1.00%

*	Certain expenses, such as reorganization, taxes, brokerage, interest expense and extraordinary expenses are excluded from the expense limitation.

Effective October 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio:
Service Shares	.250%
Treasury Portfolio:
Service Shares	.250%
Premier Money Market Shares	.978%

*	Certain expenses, such as reorganization, taxes, brokerage, interest expense and extraordinary expenses are excluded from the expense limitation.

16

Accordingly, for the year ended March 31, 2006, the Advisor waived $87,367 of its Management Fee for the Treasury Portfolio. The amount charged was equivalent to an annual effective rate of 0.05% of the Treasury Portfolio’s average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolios. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolios. For the year ended March 31, 2006, the amount charged to the Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and Service Shares and Premier Money Market Shares of the Treasury Portfolio by DWS-SISC aggregated as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2006
Government & Agency Securities Portfolio:
Service Shares	$9,007	$9,007	$—
DWS Government Cash Institutional Shares	12,905	—	4,425
Government Cash Managed Shares	189,980	—	48,269
Treasury Portfolio:
Service Shares	$935	$935	$—
Premier Money Market Shares	238,343	46,441	46,184

Distribution Services Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., (“DWS-SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of average daily net assets of the Premier Money Market Shares of the Treasury Portfolio. For the year ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Treasury Portfolio:
Premier Money Market Shares	$202,374	$21,561

DWS-SDI provides information and administrative services (“Service Fee”) to the Service Shares and Managed Shares of the Government & Agency Securities Portfolio and the Service Shares and Premier Money Market Shares of the Treasury Portfolio at an annual fee of 0.05% of average daily net assets for the Service Shares and up to 0.25% (currently 0.15%) of average daily net assets for the Managed Shares of the Government & Agency Securities Portfolio and up to 0.25% of average daily net assets for the Premier Money Market Shares of the Treasury Portfolio. For the year ended March 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2006	Annual Effective Rate
Government & Agency Securities Portfolio:
Service Shares	$95,064	$16,109	$11,858.04%
Managed Shares	290,832	—	30,312.15%
Treasury Portfolio:
Service Shares	$2,597	$2,597	$—	.00%
Premier Money Market Shares	202,374	—	21,383.25%

17

DWS-SDI has related service agreements with various firms to provide cash management and other services for Portfolio shareholders. DWS-SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended March 31, 2006, the amounts charged to the Portfolios by DeIM included in the reports to shareholders were as follows:

	Total Aggregated	Unpaid at March 31, 2006
Government & Agency Securities Portfolio	$14,580	$4,020
Treasury Portfolio	11,190	3,900

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse $3,027 and $5,071 for the Government & Agency Securities and Treasury Portfolios, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolios have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances was used to reduce a portion of the Portfolios’ expenses. During the year ended March 31, 2006, the Government & Agency Securities Portfolio’s custodian fee was reduced by $169 and the Treasury Portfolio’s custodian fee was reduced by $13 under this arrangement.

4. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

18

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolios:

	Year Ended March 31, 2006		Year Ended March 31, 2005
Government & Agency Securities Portfolio	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	284,212,295	$284,212,295	260,544,268	$260,544,268
DWS Government Cash Institutional Shares	560,170,265	560,170,265	348,854,440	348,854,440
Government Cash Managed Shares	575,346,073	575,346,073	508,100,783	508,100,783

		$1,419,728,633		$1,117,499,491

Shares issued to shareholders in reinvestment of distributions
Service Shares	6,635,559	$6,635,559	2,712,247	$2,712,247
DWS Government Cash Institutional Shares	2,368,517	2,368,517	757,863	757,863
Government Cash Managed Shares	354,701	354,701	13,479	13,479

		$9,358,777		$3,483,589

Shares redeemed
Service Shares	(281,196,729)	$(281,196,729)	(298,826,412)	$(298,826,412)
DWS Government Cash Institutional Shares	(569,359,904)	(569,359,904)	(360,186,482)	(360,186,482)
Government Cash Managed Shares	(537,215,064)	(537,215,064)	(488,185,376)	(488,185,376)

		$(1,387,771,697)		$(1,147,198,270)

Net increase (decrease)
Service Shares	9,651,125	$9,651,125	(35,569,897)	$(35,569,897)
DWS Government Cash Institutional Shares	(6,821,122)	(6,821,122)	(10,574,179)	(10,574,179)
Government Cash Managed Shares	38,485,710	38,485,710	19,928,886	19,928,886

		$41,315,713		$(26,215,190)

	Year Ended March 31, 2006		Year Ended March 31, 2005
Treasury Portfolio	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	46,931,711	$46,931,711	11,055,463	$11,055,463
Premier Money Market Shares	278,837,712	278,837,712	81,630,765	81,630,765

		$325,769,423		$92,686,228

Shares issued to shareholders in reinvestment of distributions
Service Shares	123,904	$123,904	96,559	$96,559
Premier Money Market Shares	2,290,108	2,290,108	253,335	253,335

		$2,414,012		$349,894

Shares redeemed
Service Shares	(47,409,014)	$(47,409,014)	(18,226,027)	$(18,226,027)
Premier Money Market Shares	(213,624,398)	(213,624,398)	(77,902,857)	(77,902,857)

		$(261,033,412)		$(96,128,884)

Net increase (decrease)
Service Shares	(353,399)	$(353,399)	(7,074,005)	$(7,074,005)
Premier Money Market Shares	67,503,422	67,503,422	3,981,243	3,981,243

		$67,150,023		$(3,092,762)

6. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices

19

arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

20

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

7. Fund Mergers

On May 10, 2006, the Board of the Fund approved, in principle, the merger of the Investors Cash Trust: Government & Agency Securities Portfolio (the “Acquired Fund”) into the Cash Account Trust: Government & Agency Securities Portfolio.

Completion of the merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about October 12, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Investors Cash Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Investors Cash Trust (comprising the Government & Agency Securities Portfolio and the Treasury Portfolio) (collectively, the “Portfolios”), as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for

21

designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Investors Cash Trust at March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 8, 2006

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

A description of the Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following the Trust’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-5850.

22

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the Portfolio as of March 31, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Portfolio.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*  Inception date of the corporation which was the predecessor to the L.L.C.

		74

Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[3]	Executive title, not a board directorship

[4]	Address: 345 Park Avenue, New York, New York 10154

[5]	Address: Two International Place, Boston, Massachusetts 02110

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

23

Notes

Principal Underwriter

DWS Scudder Distributors, Inc.

222 S. Riverside Plaza

Chicago, IL 60606

24

SEMIANNUAL REPORT TO SHAREHOLDERS

Investors Cash Trust

September 30, 2006

Government & Agency Securities Portfolio

Service Shares

Treasury Portfolio

Institutional Shares

(formerly Service Shares)

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-scudder.com. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Information About Each Portfolio’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include account maintenance fees which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Service Shares of Goverment & Agency Securities Portfolio and Institutional Shares of Treasury Portfolio limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate each Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006

Actual Portfolio Return	Government & Agency Securities Portfolio — Service Shares	Treasury Portfolio — Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,024.80	$1,024.30
Expenses Paid per $1,000*	$1.27	$1.27

Hypothetical 5% Portfolio Return	Government & Agency Securities Portfolio — Service Shares	Treasury Portfolio — Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,023.82	$1,023.82
Expenses Paid per $1,000*	$1.27	$1.27

*	Expenses are equal to each Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Government & Agency Securities Portfolio — Service Shares	.25%
Treasury Portfolio — Institutional Shares	.25%

For more information, please refer to the Portfolios’ prospectus.

2

Portfolio Summary

Investors Cash Trust — Government & Agency Securities Portfolio

Asset Allocation	9/30/06	3/31/06
Agencies Not Backed by the Full Faith and Credit of the US Government	20%	12%
Repurchase Agreements	80%	88%

	100%	100%

Weighted Average Maturity	9/30/06	3/31/06
Investors Cash Trust — Government & Agency Securities Portfolio	45 days	13 days
Government & Agencies Retail Money Fund Average*	34 days	30 days

Investors Cash Trust — Treasury Portfolio

Asset Allocation	9/30/06	3/31/06
US Treasury Obligations	—	17%
Repurchase Agreements	100%	83%

	100%	100%

Weighted Average Maturity	9/30/06	3/31/06
Investors Cash Trust — Treasury Portfolio	22 days	16 days
Treasury & Repo Retail Fund Average**	16 days	16 days

*	The Portfolio is compared to its respective iMoneyNet category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

**	The Portfolio is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government Funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolios’ holdings, see pages 5-8. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolios’ top ten holdings and other information about the Portfolios is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

3

Portfolio of Investments as of September 30, 2006 (Unaudited)

Government & Agency Securities Portfolio	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 20.3%
Federal Home Loan Bank, 5.5%, 10/2/2007	3,775,000	3,775,000
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	3,000,000	2,984,122
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
5.25%, 5/4/2007	4,000,000	4,000,000
5.325%, 5/3/2007	6,000,000	6,000,000
5.35%, 5/25/2007	14,000,000	14,000,000
5.35% *, 7/6/2007	30,000,000	29,991,051
Federal National Mortgage Association, 5.203%*, 12/28/2007	40,000,000	39,973,489

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $110,723,662)		110,723,662

Repurchase Agreements 80.1%
Banc of America Securities LLC, 5.28%, dated 8/25/2006, to be repurchased at $20,152,533 on 10/16/2006 (a)	20,000,000	20,000,000
Banc of America Securities LLC, 5.29%, dated 8/16/2006, to be repurchased at $50,506,958 on 10/24/2006 (b)	50,000,000	50,000,000
Bear Stearns & Co., Inc., 5.39%, dated 9/29/2006, to be repurchased at $80,035,933 on 10/2/2006 (c)	80,000,000	80,000,000
BNP Paribas, 5.28%, dated 9/20/2006, to be repurchased at $40,486,934 on 12/12/2006 (d)	40,000,000	40,000,000
BNP Paribas, 5.39%, dated 9/29/2006, to be repurchased at $23,010,331 on 10/2/2006 (e)	23,000,000	23,000,000
Credit Suisse First Boston LLC, 5.28%, dated 9/7/2006, to be repurchased at $65,581,533 on 11/7/2006 (f)	65,000,000	65,000,000
JPMorgan Securities, Inc., 5.39%, dated 9/29/2006, to be repurchased at $73,032,789 on 10/2/2006 (g)	73,000,000	73,000,000
Lehman Brothers, Inc., 5.28%, dated 9/1/2006, to be repurchased at $45,396,000 on 10/31/2006 (h)	45,000,000	45,000,000
Merrill Lynch & Co., Inc., 5.28%, dated 9/20/2006, to be repurchased at $40,486,934 on 12/12/2006 (i)	40,000,000	40,000,000
State Street Bank and Trust Co., 4.78%, dated 9/29/2006, to be repurchased at $643,256 on 10/2/2006 (j)	643,000	643,000

Total Repurchase Agreements (Cost $436,643,000)		436,643,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $547,366,662)+	100.4	547,366,662
Other Assets and Liabilities, Net	(0.4)	(2,294,786)

Net Assets	100.0	545,071,876

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2006.

+	The cost for federal income tax purposes was $547,366,662.

4

(a)	Collateralized by $20,319,418 Federal Home Loan Mortgage Corp., 5.5%, maturing on 10/1/2021 with a value of $20,400,000.

(b)	Collateralized by $51,409,132 Federal National Mortgage Association, with various coupon rates from 4.0-7.5%, with various maturities of 3/1/2018 - 8/1/2036 with a value of $51,000,001.

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
13,352,906	Federal National Mortgage Association	5.0-7.5	8/25/2007-1/25/2048	13,351,154
2,364,597	Federal National Mortgage Association, Principal Only	—	1/25/2032-4/25/2035	1,733,218
62,613,162	Federal Home Loan Mortgage Corp.	4.5-7.0	3/15/2019-9/15/2035	61,264,407
260,422	Federal Home Loan Mortgage Corp., Principal Only	—	8/15/2033-3/15/2034	154,561
5,300,000	Government National Mortgage Association	5.0-6.5	5/20/2025-11/20/2031	5,097,554

Total Collateral Value				81,600,894

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
33,778,308	Federal National Mortgage Association	5.653-6.0	1/1/2036-8/1/2036	34,280,785
18,552,914	Federal Home Loan Mortgage Corp.	6.0	2/1/2036	18,749,439

Total Collateral Value				53,030,224

(e)	Collateralized by $23,685,000 Federal Home Loan Bank System, 4.25%, maturing on 10/5/2011 with a value of $23,460,979.

5

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
44,119,149	Federal National Mortgage Association	4.516-5.25	2/1/2035-1/1/2036	43,617,991
23,571,976	Federal Home Loan Mortgage Corp.	4.727	9/1/2035	22,684,842

Total Collateral Value				66,302,833

(g)	Collateralized by $76,609,531 Federal National Mortgage Association, 4.5%, maturing on 3/1/2020 with a value of $74,460,394.

(h)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
16,563,168	Federal National Mortgage Association	6.0-8.0	12/1/2029-10/1/2036	16,765,046
28,830,000	Federal Home Loan Mortgage Corp.	6.0	9/1/2036	29,135,408

Total Collateral Value				45,900,454

(i)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
4,594,770	Federal National Mortgage Association	3.34-5.845	7/25/2023-9/25/2031	3,940,391
36,791,376	Federal National Mortgage Association, Interest Only	1.42-2.87	5/25/2031-8/25/2034	3,250,725
48,986,722	Federal Home Loan Mortgage Corp.	Zero Coupon-5.5	11/12/2023-11/15/2035	28,051,673
72,601,759	Federal Home Loan Mortgage Corp., Interest Only	1.37-2.72	12/15/2028-4/15/2035	5,557,674

Total Collateral Value				40,800,463

(j)	Collateralized by $645,000 US Treasury Note, 5.125%, maturing on 6/30/2008 with a value of $657,094.

Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

6

Portfolio of Investments as of September 30, 2006 (Unaudited)

Treasury Portfolio	Principal Amount ($)	Value ($)
Repurchase Agreements 100.0%
Banc of America Securities LLC, 5.2%, dated 8/16/2006, to be repurchased at $4,039,867 on 10/24/2006 (a)	4,000,000	4,000,000
Banc of America Securities LLC, 5.3%, dated 9/29/2006, to be repurchased at $8,003,533 on 10/2/2006 (b)	8,000,000	8,000,000
BNP Paribas, 5.07%, dated 9/29/2006, to be repurchased at $10,004,225 on 10/2/2006 (c)	10,000,000	10,000,000
BNP Paribas, 5.18%, dated 9/21/2006, to be repurchased at $4,033,958 on 11/17/2006 (d)	4,000,000	4,000,000
Credit Suisse First Boston LLC, 5.05%, dated 9/29/2006, to be repurchased at $7,002,946 on 10/2/2006 (e)	7,000,000	7,000,000
Credit Suisse First Boston LLC, 5.18%, dated 9/20/2006, to be repurchased at $8,070,218 on 11/20/2006 (f)	8,000,000	8,000,000
Lehman Brothers, Inc., 5.01%, dated 9/29/2006, to be repurchased at $2,300,960 on 10/2/2006 (g)	2,300,000	2,300,000
Lehman Brothers, Inc., 5.23%, dated 9/5/2006, to be repurchased at $14,061,017 on 10/5/2006 (h)	14,000,000	14,000,000
Merrill Lynch, Inc., 5.2%, dated 9/20/2006, to be repurchased at $6,577,928 on 12/12/2006 (i)	6,500,000	6,500,000
Morgan Stanley & Co., Inc., 5.21%, dated 8/10/2006, to be repurchased at $3,032,563 on 10/24/2006 (j)	3,000,000	3,000,000
State Street Bank and Trust Co., 4.78%, dated 9/29//2006, to be repurchased at $87,035 on 10/2/2006 (k)	87,000	87,000
The Goldman Sachs Co., Inc., 5.17%, dated 9/12/2006, to be repurchased at $2,017,808 on 11/13/2006 (l)	2,000,000	2,000,000

Total Repurchase Agreements (Cost $68,887,000)		68,887,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $68,887,000)+	100.0	68,887,000
Other Assets and Liabilities, Net	0.0	(2,346)

Net Assets	100.0	68,884,654

+	The cost for federal income tax purposes was $68,887,000.

(a)	Collateralized by $4,057,000 US Treasury Note, 4.625%, maturing on 8/31/2011 with a value of $4,080,267.

(b)	Collateralized by $8,114,000 US Treasury Note, 4.625%, maturing on 8/31/2011 with a value of $8,160,535.

(c)	Collateralized by $10,290,000 US Treasury Note, with various coupon rates from 3.5-4.5% , with various maturities of 8/15/2009-11/15/2010 with a value of $10,200,116.

(d)	Collateralized by $3,801,000 US Treasury Inflation Indexed Note, 2.0%, maturing on 1/15/2014 with a value of $4,122,162.

(e)	Collateralized by $10,895,000 US Treasury STRIPS, maturing on 11/15/2015 with a value of $7,142,326.

(f)	Collateralized by $12,450,000 US Treasury STRIPS, maturing on 11/15/2015 with a value of $8,161,722.

(g)	Collateralized by $2,365,000 US Treasury Note, 2.25%, maturing on 2/15/2007 with a value of $2,347,029.

(h)	Collateralized by $14,685,000 Government National Mortgage Association, 5.0% maturing on 9/15/2036 with a value of $14,284,486.

(i)	Collateralized by $6,660,000 US Treasury Note, 4.125%, maturing on 8/15/2008 with a value of $6,632,455.

(j)	Collateralized by $3,108,000 US Treasury Note, 2.75%, maturing on 8/15/2007 with a value of $3,060,176.

(k)	Collateralized by $90,000 US Treasury Note, 5.125%, maturing on 6/30/2008 with a value of $91,688.

(l)	Collateralized by $1,999,000 US Treasury Note, 4.625%, maturing on 3/31/2008 with a value of $2,040,596.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

7

Financial Statements

Statement of Assets and Liabilities — Government & Agency Securities Portfolio as of September 30, 2006 (Unaudited)

Assets
Investments:
Investments in securities, valued at amortized cost	$110,723,662
Repurchase agreements, valued at amortized cost	436,643,000
Total Investments in securities, valued at amortized cost	547,366,662
Cash	487
Interest receivable	2,238,290
Receivable for Portfolio shares sold	159,685
Other assets	52,956
Total assets	549,818,080
Liabilities
Payable for investments purchased	3,775,000
Dividends payable	739,903
Payable for Portfolio shares redeemed	16,488
Accrued management fee	56,186
Other accrued expenses and payables	158,627
Total liabilities	4,746,204

Net assets, at value	$545,071,876

Net Assets
Net assets consist of:
Undistributed net investment income	18,314
Paid-in capital	545,053,562

Net assets, at value	$545,071,876

Net Asset Value
Service Shares
Net assets applicable to shares outstanding	$184,767,736
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	184,763,085

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

DWS Government Cash Institutional Shares
Net assets applicable to shares outstanding	$174,024,544
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	174,021,406

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Government Cash Managed Shares
Net assets applicable to shares outstanding	$186,279,596
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	186,276,387

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

8

Statement of Assets and Liabilities — Treasury Portfolio as of September 30, 2006 (Unaudited)

Assets
Investments:
Repurchase agreements, valued at amortized cost	$68,887,000
Cash	83
Interest receivable	143,752
Other assets	24,412
Total assets	69,055,247
Liabilities
Distributions payable	8,125
Payable for Portfolio shares redeemed	24,230
Other accrued expenses and payables	138,238
Total liabilities	170,593

Net assets, at value	$68,884,654

Net Assets
Net assets consist of:
Undistributed net investment income	23,677
Accumulated net realized gain (loss)	(16,703)
Paid-in capital	68,877,680

Net assets, at value	$68,884,654

Net Asset Value
Institutional Shares
Net assets applicable to shares outstanding	$3,335,955
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	3,335,548

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Premier Money Market Shares
Net assets applicable to shares outstanding	$65,548,699
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	65,564,849

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

9

Statements of Operations for the six months ended September 30, 2006 (Unaudited)

Investment Income	Government & Agency Securities Portfolio	Treasury Portfolio
Income:
Interest	$11,965,686	$2,063,722
Expenses:
Management fee	350,209	61,798
Services to shareholders	106,501	108,982
Custodian fees	14,357	11,187
Distribution service fees	191,251	199,285
Auditing	24,588	21,220
Legal	13,839	10,504
Trustees’ fees and expenses	14,362	6,554
Reports to shareholders	17,435	14,637
Registration fees	25,388	13,152
Other	21,830	10,733
Total expenses, before expense reductions	779,760	458,052
Expense reductions	(19,620)	(65,250)
Total expenses, after expense reductions	760,140	392,802

Net investment income	11,205,546	1,670,920

Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	—	156

Net increase (decrease) in net assets resulting from operations	$11,205,546	$1,671,076

10

Statement of Changes in Net Assets — Government & Agency Securities Portfolio

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations:
Net investment income	$11,205,546	$15,677,614
Net increase (decrease) in net assets resulting from operations	11,205,546	15,677,614
Distributions to shareholders from:
Net investment income:
Service Shares	(4,408,579)	(6,675,761)
DWS Government Cash Institutional Shares	(2,238,001)	(2,641,028)
Government Cash Managed Shares	(4,559,382)	(6,360,825)
Portfolio share transactions:
Proceeds from shares sold	765,623,009	1,419,728,633
Reinvestment of distributions	6,830,622	9,358,777
Cost of shares redeemed	(787,579,001)	(1,387,771,697)
Net increase (decrease) in net assets from Portfolio share transactions	(15,125,370)	41,315,713
Increase (decrease) in net assets	(15,125,786)	41,315,713
Net assets at beginning of period	560,197,662	518,881,949

Net assets at end of period (including undistributed net investment income of $18,314 and $18,730, respectively)	$545,071,876	$560,197,662

11

Statement of Changes in Net Assets — Treasury Portfolio

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations:
Net investment income	$1,670,920	$2,471,353
Net realized gain (loss) on investment transactions	156	(14,249)
Net increase (decrease) in net assets resulting from operations	1,671,076	2,457,104
Distributions to shareholders from:
Net investment income:
Institutional Shares	(71,635)	(180,954)
Premier Money Market Shares	(1,599,285)	(2,290,399)
Portfolio share transactions: Proceeds from shares sold	94,681,327	325,769,423
Reinvestment of distributions	1,662,802	2,414,012
Cost of shares redeemed	(131,930,636)	(261,033,412)
Net increase (decrease) in net assets from Portfolio share transactions	(35,586,507)	67,150,023
Increase (decrease) in net assets	(35,586,351)	67,135,774
Net assets at beginning of period	104,471,005	37,335,231

Net assets at end of period (including undistributed net investment income of $23,677 and $23,677, respectively)	$68,884,654	$104,471,005

12

Financial Highlights

Government & Agency Securities Portfolio — Service Shares

Years Ended March 31,	2006[a]		2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.025		.035	.015	.009	.015	.03
Distributions from net investment income	(.025)		(.035)	(.015)	(.009)	(.015)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.48	**	3.56	1.50	.90	1.47	2.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185		221	211	247	256	286
Ratio of expenses before expense reductions (%)	.27	*	.26	.26	.26	.26	.28
Ratio of expenses after expense reductions (%)	.25	*	.25	.25	.25	.25	.25
Ratio of net investment income (%)	4.88	*	3.51	1.48	.90	1.46	2.95

Treasury Portfolio — Institutional Shares***

Years Ended March 31,	2006[a]		2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income	.024		.034		.014	.008	.014	.03
Distributions from net investment income	(.024)		(.034)		(.014)	(.008)	(.014)	(.03)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.43	**	3.48		1.43	.84	1.41	2.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3		3	10	32	51
Ratio of expenses before expense reductions (%)	.43	*	.42		.55	.53	.34	.32
Ratio of expenses after expense reductions (%)	.25	*	.25		.25	.25	.25	.25
Ratio of net investment income (%)	4.76	*	3.55	[c]	1.40	.84	1.42	2.84

[a]	For the six months ended September 30, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

*	Annualized

**	Not annualized

***	On August 15, 2006, Service Shares were renamed Institutional Shares.

13

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Investors Cash Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified investment management company organized as a Massachusetts business trust. The Trust offers two series of shares (Portfolios) — the Government & Agency Securities Portfolio and the Treasury Portfolio (the “Portfolios”). The Government & Agency Securities Portfolio offers multiple classes of shares that include Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares. The Treasury Portfolio offers Institutional Shares (formerly Service Shares) and Premier Money Market Shares. Certain detailed financial information for the DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and the Premier Money Market Shares of the Treasury Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act

14

and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolios’ claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Trust a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Trust is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006.

15

Management has begun to evaluate the application of the Interpretation to the Trust and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

At March 31, 2006, the Treasury Portfolio had a net tax basis capital loss carryforward of approximately $14,100 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2012 ($100), March 31, 2013 ($2,100), March 31, 2014 ($11,900), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through March 31, 2006, the Treasury Portfolio incurred approximately $2,800 of net realized capital losses. As permitted by tax regulations, the Treasury Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2007.

Distribution of Income. Net investment income of the Portfolios are declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with each specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been made. However, based on experience, the Trust expects the risk of loss to be remote.

16

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Trust. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Trust pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

Effective April 1, 2006 through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio:
Service Shares	.250%
Treasury Portfolio:
Institutional Shares	.250%
Premier Money Market Shares	.978%

*	Certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses are excluded from the expense limitation.

17

Accordingly, for the period ended September 30, 2006, the Advisor waived $44,673 of its Management Fee for the Treasury Portfolio. The amount charged was equivalent to an annualized effective rate of 0.04% of the Treasury Portfolio’s average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolios. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolios. For the six months ended September 30, 2006, the amount charged to the Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and Institutional Shares and Premier Money Market Shares of the Treasury Portfolio by DWS-SISC aggregated as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Government & Agency Securities Portfolio:
Service Shares	$4,721	$4,721	$—
DWS Government Cash Institutional Shares	7,799	—	6,805
Government Cash Managed Shares	83,306	—	59,764
Treasury Portfolio:
Institutional Shares	$281	$281	$—
Premier Money Market Shares	108,492	19,540	76,614

Distribution Services Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., (“DWS-SDI”), an affiliate of the Advisor,

18

receives a fee (“Distribution Fee”) of 0.25% of average daily net assets of the Premier Money Market Shares of the Treasury Portfolio. For the six months ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2006
Treasury Portfolio:
Premier Money Market Shares	$99,270	$13,955

DWS-SDI provides information and administrative services (“Service Fee”) to the Service Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and the Institutional Shares and Premier Money Market Shares of the Treasury Portfolio at an annual fee of 0.05% of average daily net assets for the Service Shares and Institutional Shares and up to 0.25% (currently 0.15%) of average daily net assets for the Government Cash Managed Shares of the Government & Agency Securities Portfolio and up to 0.25% of average daily net assets for the Premier Money Market Shares of the Treasury Portfolio. For the six months ended September 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2006	Annualized Effective Rate
Government & Agency Securities Portfolio:
Service Shares	$45,198	$9,909	$6,087.04%
Government Cash Managed Shares	146,054	—	23,837.15%
Treasury Portfolio:
Institutional Shares	$745	$745	$—	.00%
Premier Money Market Shares	99,270	—	13,801.25%

DWS-SDI has related service agreements with various firms to provide cash management and other services for Portfolio shareholders. DWS-SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

19

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the six months ended September 30, 2006, the amounts charged to the Portfolios by DeIM included in reports to shareholders were as follows:

	Total Aggregated	Unpaid at September 30, 2006
Government & Agency Securities Portfolio	$14,040	$14,040
Treasury Portfolio	7,560	7,560

Trustees’ Fees and Expenses. The Trust paid each Trustee not affiliated with the Advisor retainer fees.

3. Expense Reductions

For the six months ended September 30, 2006, the Advisor agreed to reimburse $4,941 and $0 for the Government & Agency Securities and Treasury Portfolios, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolios have entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances was used to reduce a portion of the Portfolios’ custody and transfer agent expenses. During the six months ended September 30, 2006, the Government & Agency Securities Portfolio’s custodian and transfer agent fees were reduced by $3 and $46 and the Treasury Portfolio’s custodian and transfer agent fees were reduced by $4 and $7, respectively, for the custodian and transfer agent credits earned.

20

4. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolios:

Government & Agency Securities Portfolio	Six Months Ended September 30, 2006		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	111,051,019	$111,051,019	284,212,295	$284,212,295
DWS Government Cash Institutional Shares	408,810,441	408,810,441	560,170,265	560,170,265
Government Cash Managed Shares	245,761,549	245,761,549	575,346,073	575,346,073

		$765,623,009		$1,419,728,633

Shares issued to shareholders in reinvestment of distributions
Service Shares	4,366,340	$4,366,340	6,635,559	$6,635,559
DWS Government Cash Institutional Shares	2,212,246	2,212,246	2,368,517	2,368,517
Government Cash Managed Shares	252,036	252,036	354,701	354,701

		$6,830,622		$9,358,777

Shares redeemed
Service Shares	(151,519,525)	$(151,519,525)	(281,196,729)	$(281,196,729)
DWS Government Cash Institutional Shares	(343,277,482)	(343,277,482)	(569,359,904)	(569,359,904)
Government Cash Managed Shares	(292,781,994)	(292,781,994)	(537,215,064)	(537,215,064)

		$(787,579,001)		$(1,387,771,697)

Net increase (decrease)
Service Shares	(36,102,166)	$(36,102,166)	9,651,125	$9,651,125
DWS Government Cash Institutional Shares	67,745,205	67,745,205	(6,821,122)	(6,821,122)
Government Cash Managed Shares	(46,768,409)	(46,768,409)	38,485,710	38,485,710

		$(15,125,370)		$41,315,713

21

Treasury Portfolio	Six Months Ended September 30, 2006				Year Ended March 31, 2006
	Shares		Dollars		Shares	Dollars
Shares sold
Institutional Shares	11,092,326	*	$11,092,326	*	46,931,711	$46,931,711
Premier Money Market Shares	83,589,001		83,589,001		278,837,712	278,837,712

			$94,681,327			$325,769,423

Shares issued to shareholders in reinvestment of distributions
Institutional Shares	71,197	*	$71,197	*	123,904	$123,904
Premier Money Market Shares	1,591,605		1,591,605		2,290,108	2,290,108

			$1,662,802			$2,414,012

Shares redeemed
Institutional Shares	(10,775,935	)*	$(10,775,935	)*	(47,409,014)	$(47,409,014)
Premier Money Market Shares	(121,154,701)		(121,154,701)		(213,624,398)	(213,624,398)

			$(131,930,636)			$(261,033,412)

Treasury Portfolio	Six Months Ended September 30, 2006				Year Ended March 31, 2006
	Shares		Dollars		Shares	Dollars
Net increase (decrease)
Institutional Shares	387,588	*	$387,588	*	(353,399)	$(353,399)
Premier Money Market Shares	(35,974,095)		(35,974,095)		67,503,422	67,503,422

			$(35,586,507)			$67,150,023

*	On August 15, 2006, Service Shares were renamed Institutional Shares.

22

6. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM

23

expects that it will reach settlement agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder,

24

Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission (“SEC”) and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

25

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

7. Portfolio Mergers

On May 10, 2006, the Board of the Trust approved, in principle, the merger of the Investors Cash Trust: Government & Agency Securities Portfolio (the “Acquired Portfolio”) into the Cash Account Trust: Government & Agency Securities Portfolio.

Completion of the merger is subject to a number of conditions, including final approval by each Trust’s Board and approval by shareholders of the Acquired Portfolio at the shareholder meeting expected to be held on or about February 15, 2007.

Other Information

Proxy Voting

A description of the Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com

26

(click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the Trust’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

Government & Agency Securities Portfolio

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Portfolio’s investment management agreement (the

27

“Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Portfolio’s performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, the Board considered its approval, subject to shareholder approval, of a merger of the Portfolio into Cash Account Trust — Government & Agency Securities Portfolio. The merger is expected to occur early in 2007.

28

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Portfolio’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Portfolio’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Portfolio’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Portfolio’s management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. The information provided to the Board, which included the effect of an expense cap that expired on August 1, 2006 for Service Shares, showed that the Portfolio’s management fee rate was at the 13th percentile of the peer group, and that the Portfolio’s total expense ratios (excluding any 12b-1 fees and/or administrative services fees) were at the following percentiles of the peer universe: the 56th percentile for Government

29

Cash Institutional Shares, the 71st percentile for Government Cash Managed Shares and the 57th percentile for Service Shares. The Board also considered the Portfolio’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor’s commitment to cap total expenses for Service Shares through July 31, 2007.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the total expense ratio for each share class was above the median of the peer universe, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Portfolio were not unreasonable.

30

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and whether the Portfolio benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the management fee rate, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor’s policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor’s representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection

31

with the above allegations and considered the Advisor’s commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board’s analysis.

Treasury Portfolio

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Portfolio’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Portfolio’s performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

32

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Portfolio with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Portfolio’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Portfolio’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

33

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Portfolio’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Portfolio’s management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. The information provided to the Board, which included the effect of expense caps that expired on August 1, 2006 for Premier Money Market Shares and Institutional Shares (formerly Service Shares), showed that the Portfolio’s management fee rate was at the 1st percentile of the peer group, and that the Portfolio’s total expense ratios (excluding any 12b-1 fees and/or administrative services fees) were at the following percentiles of the peer universe: the 74th percentile for Premier Money Market Shares and the 63rd percentile for Institutional Shares (formerly Service Shares). The Board also considered the Portfolio’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor’s commitment to cap total expenses for Premier Money Market Shares and Institutional Shares (formerly Service Shares) through July 31, 2007.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the total expense ratio was above the median of the peer universe for each share class, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the size of the Portfolio and the nature, quality and extent of services provided by the Advisor.

34

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Portfolio at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and whether the Portfolio benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor’s policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

35

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor’s representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor’s commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board’s analysis.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’

36

information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

September 2006

37

Notes

Notes

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Principal Underwriter

DWS Scudder Distributors, Inc.

222 S. Riverside Plaza

Chicago, IL 60606

38

Deutsche Bank Alex. Brown

Cash Reserve Fund

Prime Series

Treasury Series

Tax-Free Series

Annual Report to Shareholders

March 31, 2006

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, talk to your financial representative or call Shareholder Services at (800) 621-1048. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Cash Reserve Fund Portfolio Managers Geoffrey Gibbs, Darlene Rasel and Sonelius Kendrick-Smith discuss the market environment and the portfolio team’s approach to managing the fund during its most recent fiscal year ended March 31, 2006.

Q: Will you discuss the market environment for the fund during its most recent fiscal year?

A: Over the 12 months ended March 31, 2006, the US economy showed its resiliency, despite devastating hurricanes in the southern United States and continual increases in energy prices. Monthly job growth was the most important economic indicator for the money markets as the year began, but the market’s focus gradually shifted to a careful watch for signs of increasing inflation. Going forward, the markets will be watching closely for any changes in monetary policy from the new US Federal Reserve Board (the Fed) chairman Ben Bernanke.

During the period, the Fed continued its policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 4.75% in eight quarter-percentage-point increments over the 12-month period. Despite the increases in the federal funds rate, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1 Throughout 2005 and early 2006 the Fed repeated its statements that additional rate increases might be needed going forward to keep the risks to economic growth and price stability in balance.

[1]	The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

At the end of March 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.25%, compared to 3.85% 12 months earlier. The premium level of LIBOR (which is set by the market) over the federal funds rate (which is fixed by the Fed) of 4.75% demonstrated the market’s concern that the Fed may raise short-term interest rates at least one to two more times in order to stave off any resurgence of inflation. At the same time, there is a sense within the market that 2006 will be a year of transition, that the Fed will probably discontinue its rate increases this year, and that investors will be looking to see how well Bernanke can fine-tune the economy by utilizing the Fed’s control over short-term rates.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a competitive yield in the Cash Reserve Fund. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the strategy for the Prime Series?

A: During the period, our strategy was to keep the fund’s average maturity relatively short in order to help reduce risk, limiting our purchases, for the most part, to three-month maturity issues and shorter. For the period, we maintained a significant allocation in floating-rate securities. The interest rate of floating rate securities adjusts periodically based on indices (such as the LIBOR) and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain a significant allocation in this sector helped performance during the period.

Q: What has been the strategy for the Treasury Series?

A: During the Treasury Series’ most recent fiscal year, except for the period immediately following the past hurricane season when yields declined briefly, the Treasury yield curve was relatively flat, due in part to large-volume purchases of short-term Treasury instruments by foreign central banks. These purchases kept even the yields of six-month issues at relatively depressed levels. Because the Treasury Series would not be rewarded with higher yields by extending maturity, our strategy was to limit our purchases to issues with maturities of three months or less, and extend maturity opportunistically, as market conditions warranted.

7-Day Current Yield+	(as of 3/31/06)
Prime Shares	4.10%
iMoneyNet First Tier Retail Money Funds Average*	3.87%

Treasury Shares	3.75%
iMoneyNet Treasury Retail Money Funds Average*	3.71%

Tax-Free Shares**	2.44%
iMoneyNet National Retail Tax-Free Money Funds Average*	2.47%

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the funds’ most up-to-date performance.

+	The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.
*	Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.
**	For certain investors a portion of the Tax-Free Series’ income may be subject to the federal alternative minimum tax. Distribution of the Tax-Free Series’ income may be subject to state and local taxes.

Q: What has been the strategy for the Tax-Free Series?

A: Over the period, we continued to focus on the highest-quality investments for the fund while seeking competitive yields across the municipal investment spectrum. We also maintained a cautious stance by targeting an average maturity similar to the Tax-Free Series’ peers. Most years, during “tax season,” tax-free money fund investors withdraw substantial amounts of money from the market to pay their tax bills. Last year, tax-related selling pressure extended for a longer period than usual as we saw substantial tax payment withdrawals in April and May of 2005. (In contrast, tax-related selling of municipal money market securities was comparatively restrained through the first quarter of 2006.) As a result of these sales, floating-rate issuers were forced to raise their rates to attract new investors. Our strategy during the first two months of the fund’s most recent fiscal year was to increase the portfolio’s floating-rate position to take advantage of the increase in rates. Up until year-end 2005, this strategy worked well for the Tax-Free Series, but at the close of the year the overweight position in floating-rate securities detracted slightly from returns.2 The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.3 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

[2]	“Overweight” means the fund holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the fund holds a lower weighting.
[3]	The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data’s database of more than 10,000 active issues.

Q: What detracted from the fund’s performance during the period?

A: Following Hurricanes Katrina and Wilma there was concern that the US economy would falter and that the Fed might halt its series of federal funds rate increases — at least temporarily — so as not to further restrain growth. For this reason, we extended the fund’s maturity slightly in early fall 2005. Instead of faltering, the economy continued to perform well, however, and the Fed kept raising rates. For this reason, our decision to briefly extend maturity detracted somewhat from the fund’s yield and total return during the period.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate each Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Prime Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006

Actual Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,017.90	$1,019.80
Expenses Paid per $1,000*	$3.47	$1.56

Hypothetical 5% Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,021.49	$1,023.39
Expenses Paid per $1,000*	$3.48	$1.56

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Prime Shares	.69%
Prime Institutional Shares	.31%

Treasury Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006

Actual Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,016.00	$1,017.90
Expenses Paid per $1,000*	$3.57	$1.71

Hypothetical 5% Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,021.39	$1,023.24
Expenses Paid per $1,000*	$3.58	$1.72

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Treasury Shares	.71%
Treasury Institutional Shares	.34%

Tax-Free Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006

Actual Fund Return	Tax-Free Shares	Tax-Free Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,011.30	$1,013.30
Expenses Paid per $1,000*	$3.61	$1.66

Hypothetical 5% Fund Return	Tax-Free Shares	Tax-Free Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,021.34	$1,023.29
Expenses Paid per $1,000*	$3.63	$1.66

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Tax-Free Shares	.72%
Tax-Free Institutional Shares	.33%

For more information, please refer to the Funds’ prospectus.

Investment Summary

Prime Series

Asset Allocation	3/31/06	3/31/05
Commercial Paper	42%	30%
Short Term Notes	22%	19%
Repurchase Agreements	14%	22%
Certificates of Deposit and Bank Notes	12%	18%
Funding Agreements	3%	2%
Promissory Notes	3%	3%
Master Notes	2%	2%
US Government Sponsored Agencies	1%	4%
Asset Backed	1%	—

	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Prime Series	36 days	38 days
iMoneyNet First Tier Retail Money Funds Average*	38 days	36 days

Treasury Series

Asset Allocation	3/31/06	3/31/05
US Treasury Obligations	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Treasury Series	31 days	33 days
iMoneyNet Treasury Retail Money Funds Average*	41 days	31 days

Tax-Free Series

Asset Allocation	3/31/06	3/31/05
Municipal Investments
Municipal Variable Rate Demand Notes	79%	79%
Municipal Bonds and Notes	21%	21%

	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Tax-Free Series	17 days	25 days
iMoneyNet National Retail Tax-Free Money Funds Average*	25 days	26 days

*	The Funds are compared to their respective iMoneyNet category: First Tier Retail Money Funds Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities; Treasury Retail Money Funds Average — Category includes only retail funds that hold 100% in US Treasuries; National Tax-Free Retail Money Funds Average — Category consists of all national tax-free and municipal retail funds.

Asset allocation is subject to change. For more complete details about the Funds’ holdings, see pages 8-17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Other Information section for contact information.

Schedule of Investments as of March 31, 2006

Prime Series	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 12.9%
Bank of Novia Scotia, 4.8%, 5/10/2006	25,000,000	25,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 4.8%, 5/10/2006	35,000,000	35,000,000
Calyon, 3.685%, 6/2/2006	25,000,000	25,000,000
HBOS Treasury Services PLC:
3.8%, 7/10/2006	70,000,000	70,000,000
4.75%, 12/4/2006	5,000,000	5,000,000
5.0%, 2/12/2007	10,000,000	10,000,000
International Bank for Reconstruction & Development, 4.65%, 4/3/2006	396,000	395,898
Natexis Banque Populaires:
5.0%, 2/8/2007	20,000,000	20,000,000
5.0%, 2/9/2007	10,000,000	10,000,000
Norinchukin Bank, 4.83%, 5/2/2006	20,000,000	20,000,000
Royal Bank of Canada:
4.05%, 7/24/2006	15,000,000	15,000,000
4.775%, 12/1/2006	25,000,000	25,000,808
Royal Bank of Scotland PLC, 4.75%, 12/4/2006	45,000,000	45,000,000
Toronto Dominion Bank:
3.75%, 5/16/2006	10,000,000	9,999,880
3.8%, 7/10/2006	25,000,000	25,000,000

Total Certificates of Deposit and Bank Notes (Cost $340,396,586)		340,396,586

Commercial Paper** 43.9%
American General Finance Corp., 4.9%, 4/3/2006	31,270,000	31,261,488
Apreco, LLC, 4.84%, 4/3/2006	83,300,000	83,277,602
AT&T, Inc.:
4.79%, 4/27/2006	15,000,000	14,948,108
4.86%, 4/3/2006	3,000,000	2,999,190
Atlantis One Funding Corp.:
4.54%, 4/3/2006	20,000,000	19,994,956
4.56%, 4/6/2006	9,000,000	8,994,300
Caisse Nationale des Caisses D’Epargne et Prevoyan, 4.635%, 7/31/2006	25,000,000	24,610,531
Cancara Asset Securitization LLC, 4.775%, 4/7/2006	30,000,000	29,976,125
Chariot Funding LLC, 4.78%, 4/28/2006	11,430,000	11,389,024
Charta, LLC, 4.84%, 4/3/2006	125,000,000	124,966,389
Ciesco, LLC, 4.84%, 4/3/2006	125,000,000	124,966,389
CIT Group, Inc., 4.56%, 4/4/2006	10,000,000	9,996,200
Clipper Receivables Co. LLC, 4.66%, 4/7/2006	617,000	616,521
Cloverleaf International Holdings SA, 4.84%, 4/3/2006	10,100,000	10,097,284
Concentrate Manufacturing Co. of Ireland, 4.64%, 4/12/2006	10,000,000	9,985,822
Davis Square Funding VI Corp., 4.81%, 5/4/2006	10,000,000	9,955,908
Dexia Delaware LLC, 4.8%, 4/5/2006	15,000,000	14,996,000
Falcon Asset Securitization Corp., 4.78%, 5/1/2006	11,015,000	10,971,124
Giro Funding US Corp.:
4.8%, 5/9/2006	15,000,000	14,924,000
4.8%, 5/10/2006	20,000,000	19,896,000
Grampian Funding Ltd., 4.5%, 4/19/2006	45,000,000	44,898,750

Greyhawk Funding LLC:
4.735%, 5/10/2006	20,000,000	19,897,408
4.77%, 5/10/2006	5,300,000	5,272,612
4.78%, 5/1/2006	20,000,000	19,920,333
HSBC Finance Corp., 4.9%, 4/3/2006	30,000,000	29,991,833
Lake Constance Funding LLC, 4.78%, 4/25/2006	20,000,000	19,936,267
Liberty Street Funding:
4.55%, 4/5/2006	20,000,000	19,989,889
4.75%, 4/21/2006	20,000,000	19,947,222
4.78%, 5/1/2006	15,262,000	15,201,206
4.78%, 5/10/2006	22,939,000	22,820,214
Links Finance LLC, 4.85%, 4/3/2006	12,540,000	12,536,621
Mane Funding Corp., 4.75%, 4/24/2006	25,000,000	24,924,132
Nieuw Amsterdam Receivables Corp., 4.78%, 4/25/2006	15,000,000	14,952,200
Park Avenue Receivables Co. LLC, 4.66%, 4/7/2006	3,593,000	3,590,209
Rabobank USA Financial Corp., 4.84%, 4/3/2006	27,000,000	26,992,740
Ranger Funding Co. LLC, 4.78%, 5/3/2006	15,000,000	14,936,267
RWE AG:
4.755%, 5/10/2006	14,000,000	13,927,883
4.8%, 5/1/2006	15,000,000	14,944,000
Scaldis Capital LLC, 4.77%, 4/25/2006	50,000,000	49,841,000
Sysco Corp., 4.85%, 4/3/2006	8,039,000	8,036,834
Tango Finance Corp., 4.57%, 4/12/2006	20,000,000	19,972,072
The Goldman Sachs Group, Inc., 4.83%, 4/3/2006	29,000,000	28,992,218
Total Capital SA, 4.85%, 4/3/2006	93,047,000	93,021,929
UBS Finance (DE) LLC, 4.77%, 5/10/2006	30,000,000	29,844,975

Total Commercial Paper (Cost $1,153,211,775)		1,153,211,775

Short Term Notes* 22.8%
Alliance & Leicester PLC, 4.68%, 12/1/2006	20,000,000	20,000,000
American Express Credit Corp., 4.651%, 1/9/2007	9,000,000	8,999,259
BMW US Capital LLC, 144A, 4.72%, 4/18/2006	10,000,000	10,000,000
BNP Paribas, 4.79%, 10/26/2006	20,000,000	20,000,000
Cancara Asset Securitization LLC, 144A, 4.7%, 8/15/2006	20,000,000	19,998,488
CIT Group, Inc., 4.948%, 2/15/2007	23,000,000	23,040,019
Credit Suisse:
4.93%, 9/26/2006	25,000,000	25,000,000
4.79%, 9/26/2006	25,000,000	25,000,000
Greenwich Capital Holdings:
4.74%, 6/20/2006	23,000,000	23,000,000
4.788%, 10/2/2006	20,000,000	20,000,000
HSBC Bank USA, NA, 4.72%, 5/4/2006	25,000,000	25,001,055
HSBC Finance Corp., 4.69%, 10/27/2006	75,000,000	75,027,760
International Business Machine Corp., 4.68%, 4/5/2007	20,000,000	20,000,000
JPMorgan Chase & Co., 4.45%, 8/11/2006	20,000,000	20,010,707
K2 (USA) LLC, 4.8%, 7/24/2006	20,000,000	20,003,390
Merrill Lynch & Co., Inc.:
4.72%, 2/2/2007	15,000,000	15,000,000
4.728%, 9/15/2006	20,000,000	20,000,000
Morgan Stanley, 4.86%, 7/10/2006	30,000,000	30,000,000
Pfizer Investment Capital PLC, 4.708%, 12/15/2006	20,000,000	20,000,000
Skandinaviska Enskilda Banken, 4.681%, 2/9/2007	10,000,000	10,000,000
Tango Finance Corp.:
144A, 4.710%, 9/18/2006	33,500,000	33,499,584
4.733%, 2/15/2007	50,000,000	50,002,011
The Bear Stearns Companies, Inc., 4.935%, 9/18/2006	50,000,000	50,000,000
The Goldman Sachs Group, Inc., 4.94%, 8/18/2006	15,000,000	15,011,127

Total Short Term Notes (Cost $598,593,400)		598,593,400

Master Notes 1.9%
The Bear Stearns Companies, Inc., 5.0%*, 4/1/2006 (a) (Cost $50,000,000)	50,000,000	50,000,000

US Government Sponsored Agencies 0.9%
Federal National Mortgage Association, 4.05%, 8/14/2006 (Cost $25,000,000)	25,000,000	25,000,000

Funding Agreements 3.2%
Genworth Life Insurance Co.:
4.9%*, 9/1/2006	45,000,000	45,000,000
4.9%*, 3/1/2007	20,000,000	20,000,000
New York Life Insurance Co., 4.57%*, 9/19/2006	20,000,000	20,000,000

Total Funding Agreements (Cost $85,000,000)		85,000,000

Asset Backed 0.8%
Permanent Financing PLC, “1A”, Series 8, 4.38%*, 6/10/2006 (Cost $20,000,000)	20,000,000	20,000,000

Promissory Notes 2.7%
The Goldman Sachs Group, Inc.:
4.77%*, 11/13/2006	50,000,000	50,000,000
4.86%*, 6/30/2006	20,000,000	20,000,000

Total Promissory Notes (Cost $70,000,000)		70,000,000

Repurchase Agreements 14.4%
Merrill Lynch & Co., Inc., 4.85%, dated 3/31/2006, to be repurchased at $150,060,625 on 4/3/2006 (b)	150,000,000	150,000,000
UBS Securities LLC, 4.83%, dated 3/31/2006, to be repurchased at $227,575,853 on 4/3/2006 (c)	227,484,291	227,484,291

Total Repurchase Agreements (Cost $377,484,291)		377,484,291

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,719,686,052)+	103.5	2,719,686,052
Other Assets and Liabilities, Net	(3.5)	(92,220,880)
Net Assets	100.0	2,627,465,172

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.
**	Annualized yield at the time of purchase; not a coupon rate.
+	The cost for federal income tax purposes was $2,719,686,052.
(a)	Reset date; not maturity date.
(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
115,711,486	Federal National Mortgage Association	4.5-10.5	11/1/2010-3/1/2036	113,698,041
40,709,847	Federal Home Loan Mortgage Corp.	4.0-8.5	5/1/2006-3/1/2036	40,805,305

Total Collateral Value				154,503,346

(c)	Collateralized by $238,914,954 Federal Home Loan Mortgage Corp., with various coupon rates from 3.5 — 10.0%, with various maturities, from 5/1/2006 — 3/1/2036, with a value of $234,311,918.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of March 31, 2006

Treasury Series	Principal Amount ($)	Value ($)
US Treasury Obligations 100.0%
US Treasury Bills:
3.98%*, 4/20/2006	8,000,000	7,983,196
4.025%*, 4/20/2006	15,000,000	14,968,135
4.035%*, 4/20/2006	15,000,000	14,968,056
4.19%*, 6/15/2006	7,000,000	6,938,896
4.23%*, 4/13/2006	10,000,000	9,985,900
4.235%*, 4/20/2006	2,052,000	2,047,413
4.26%*, 4/20/2006	17,000,000	16,961,778
4.325%*, 4/27/2006	20,000,000	19,937,528
4.35%*, 4/6/2006	14,227,000	14,218,405
4.385%*, 4/13/2006	5,247,000	5,239,331
4.39%*, 4/13/2006	30,000,000	29,956,100
4.395%*, 4/13/2006	30,000,000	29,956,050
4.405%*, 4/13/2006	6,152,000	6,142,967
4.445%*, 5/4/2006	2,535,000	2,524,671
4.45%*, 5/11/2006	20,000,000	19,901,111
4.475%*, 6/15/2006	20,000,000	19,813,542
4.48%*, 6/15/2006	25,100,000	24,865,733
4.485%*, 6/1/2006	17,519,000	17,385,863
4.52%*, 4/13/2006	5,573,000	5,564,603
4.565%*, 4/27/2006	14,139,000	14,092,384
4.57%*, 4/20/2006	44,000,000	43,893,874
4.575%*, 4/20/2006	1,130,000	1,127,272
4.6%*, 4/20/2006	45,000,000	44,890,750

		373,363,558

US Treasury Note, 2.375%, 8/15/2006	4,000,000	3,979,404

Total US Treasury Obligations (Cost $377,342,962)		377,342,962

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $377,342,962)+	100.0	377,342,962
Other Assets and Liabilities, Net	0.0	(103,573)
Net Assets	100.0	377,239,389

*	Annualized yield at time of purchase; not a coupon rate.
+	Cost for federal income tax purposes was $377,342,962.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of March 31, 2006

Tax-Free Series	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 99.4%
Alabama 3.3%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project, Series C, 3.22%*, 6/15/2026	8,200,000	8,200,000
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Rime Village Hoover Project, Series A, 3.22%*, 6/15/2026	7,500,000	7,500,000
Alabama, Municipal Securities Trust Certificates, Series 2005-9060, “A”, 144A, 3.23%*, 3/10/2011 (a)	9,055,000	9,055,000
Jefferson County, AL, Sewer Revenue, Capital Improvement Waste, Series A, 3.22%*, 2/1/2042 (a)	5,700,000	5,700,000

		30,455,000

Alaska 0.3%
Anchorage, AK, Core City, General Obligation, Series II-R, 144A, 3.43%*, 6/1/2019 (a)	2,935,000	2,935,000

Arizona 3.8%
Arizona, McAllister Academic Village LLC Revenue, Arizona State University Project, Series A, 3.18%*, 7/1/2045 (a)	4,700,000	4,700,000
Arizona, Salt River Pima-Maricopa Indian Community, 3.18%*, 10/1/2025, Bank of America NA (b)	1,470,000	1,470,000
Arizona, Salt River Project, Agricultural Improvement & Power Distribution Revenue, 3.23%, 5/5/2006	5,925,000	5,925,000
Arizona, Salt River Project, Agricultural Improvement, Series A, 3.13%, 5/4/2006	20,000,000	20,000,000
Arizona, Salt River Project, Agriculture Improvement & Power District, Electric System Revenue, Series 2006-0022, “A”, 144A, 3.21%*, 1/1/2035	3,000,000	3,000,000

		35,095,000

California 4.8%
ABN AMRO, Munitops Certificates Trust:
Series 2005-38, 144A, 3.19%*, 5/1/2013 (a)	8,000,000	8,000,000
Series 2005-43, 144A, 3.19%*, 8/1/2013 (a)	3,250,000	3,250,000
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 144A, 3.22%*, 6/1/2045	4,000,000	4,000,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	6,500,000	6,523,319
California, State Department of Water Resources, Center Valley Project Revenue, Series B-32, 144A, 3.2%*, 12/1/2025 (a)	985,000	985,000
California, State General Obligation, Series PT-1555, 144A, 3.21%*, 10/1/2010 (a)	12,790,000	12,790,000
California, State University Revenue, Series PT-2660, 144A, 3.21%*, 11/1/2025 (a)	3,500,000	3,500,000
Fullerton, CA, School District, Series PT-1558, 144A, 3.21%*, 8/1/2021 (a)	5,120,000	5,120,000

		44,168,319

Colorado 3.1%
ABN AMRO, Munitops Certificates Trust, Series 2005-30, 144A, 3.21%*, 6/1/2013 (a)	18,330,000	18,330,000
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Board Program, Series C-1, 3.18%*, 9/1/2035, US Bank NA (b)	1,915,000	1,915,000
Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 3.17%*, 6/1/2021, Bank One NA (b)	4,500,000	4,500,000
Colorado, Transportation/Tolls Revenue, Transportation Department, 144A, 3.21%*, 12/15/2016 (a)	3,300,000	3,300,000

		28,045,000

Delaware 0.8%
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.23%*, 1/1/2016, Citizens Bank of PA (b)	7,250,000	7,250,000

District of Columbia 0.4%
District of Columbia, The Washington Home, Inc., Revenue, 3.17%*, 8/1/2029, Wachovia Bank NA (b)	3,695,000	3,695,000

Florida 5.0%
Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching, Series A, 3.18%*, 12/1/2032, SunTrust Bank (b)	1,800,000	1,800,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series PT-703, 144A, 3.19%*, 8/1/2026	4,200,000	4,200,000
Florida, State Division Board Finance Department, General Services Revenue, Department of Environmental & Preservation 2000, Series A, 6.0%, 7/1/2006 (a)	1,500,000	1,511,463
Florida, Transportation/Tolls Revenue, Turnpike Authority, Series R-4041, 144A, 3.21%*, 7/1/2020 (a)	12,930,000	12,930,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.18%*, 3/31/2021, Bank of America NA (b)	3,860,000	3,860,000
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems, Series B, 3.19%*, 11/15/2009, SunTrust Bank (b)	7,060,000	7,060,000
Jacksonville, FL, Electric Authority, Series 2001-C, 3.17%, 4/3/2006	10,000,000	10,000,000
Jacksonville, FL, Health Facilities Revenue, 3.38%, 5/3/2006	1,000,000	1,000,000
Pasco County, FL, School Board Certificates of Participation, 3.17%*, 8/1/2026 (a)	3,300,000	3,300,000

		45,661,463

Georgia 4.2%
Atlanta, GA, Airport Revenue, Series C-1, 3.2%*, 1/1/2030 (a)	1,000,000	1,000,000
Atlanta, GA, Water & Wastewater Revenue, Municipal Securities Trust Receipts, Series SGA-145, 144A, 3.23%*, 11/1/2033 (a)	4,000,000	4,000,000
De Kalb County, GA, Housing Authority, Multi-Family Housing Revenue, Post Asford Project, 3.17%*, 6/1/2025	8,895,000	8,895,000
Fulton County, GA, Development Authority Revenue, Donnellan School Project, 3.18%*, 7/1/2020, Wachovia Bank NA (b)	1,750,000	1,750,000
Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project, 3.18%*, 9/1/2035, SunTrust Bank (b)	6,700,000	6,700,000
La Grange, GA, Development Authority Revenue, La Grange College Project, 3.18%*, 6/1/2031, SunTrust Bank (b)	9,485,000	9,485,000
Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia, 3.18%*, 12/1/2018, SunTrust Bank (b)	5,225,000	5,225,000
Monroe County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp. Project, 3.18%*, 1/1/2018 (a)	1,200,000	1,200,000

		38,255,000

Hawaii 3.6%
ABN AMRO, Munitops Certificates Trust, Series 2004-16, 144A, 3.22%*, 7/1/2012 (a)	4,000,000	4,000,000
Hawaii, General Obligation:
Series R-4553, 144A, 3.21%*, 5/1/2023 (a)	8,980,000	8,980,000
Series R-4545, 144A, 3.43%*, 8/1/2020 (a)	5,165,000	5,165,000
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui Project, Series D, 3.17%*, 11/15/2033, LaSalle Bank NA (b)	200,000	200,000
Honolulu, HI, City & County, General Obligation, 3.25%, 4/5/2006	14,800,000	14,800,000

		33,145,000

Idaho 1.0%
Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	9,500,000	9,531,029

Illinois 6.0%
Chicago, IL, General Obligation, Series A, 144A, 3.2%*, 1/1/2042 (a)	2,690,000	2,690,000
Chicago, IL, Water Revenue, Second Lien, 3.17%*, 11/1/2031 (a)	1,320,000	1,320,000
Du Page County, IL, Benedictine University Building Project, 3.2%*, 7/1/2024, National City Bank Midwest (b)	10,770,000	10,770,000
Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 3.22%*, 12/1/2033, Bank One NA (b)	9,600,000	9,600,000
Illinois, Development Finance Authority Revenue, Fenwick High School Project, 3.28%*, 3/1/2032, JPMorgan Chase Bank (b)	4,500,000	4,500,000
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	5,000,000	5,000,000
Illinois, Finance Authority Revenue, North Park University Project, 3.2%*, 7/1/2035, JPMorgan Chase Bank (b)	5,000,000	5,000,000
Illinois, Municipal Securities Trust Certificates, Series 5002-BBT, 144A, 3.3%*, 5/7/2026 (a)	4,000,000	4,000,000
Illinois, Regional Transportation Authority, Series A23, 144A, 3.21%*, 7/1/2030 (a)	4,940,000	4,940,000
Illinois, State General Obligation, Macon Trust, Series L, 3.21%*, 1/1/2031	1,745,000	1,745,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 144A, 3.43%*, 3/1/2024 (a)	5,495,000	5,495,000

		55,060,000

Indiana 4.0%
ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 144A, 3.2%*, 1/15/2012 (a)	6,000,000	6,000,000
Series 2005-7, 144A, 3.22%*, 7/10/2013 (a)	8,000,000	8,000,000
Indiana, State Finance Authority, Environmental Revenue, Ispat Inland, Inc., 3.17%*, 6/1/2035, Royal Bank of Scotland (b)	20,000,000	20,000,000
Indiana, Transportation/Tolls Revenue, Series R-4528, 144A, 3.21%*, 6/1/2018 (a)	2,965,000	2,965,000

		36,965,000

Iowa 1.0%
Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems:
Series B, 3.19%*, 7/1/2015 (a)	1,300,000	1,300,000
Series B, 3.19%*, 7/1/2020 (a)	4,625,000	4,625,000
Iowa, Finance Authority Revenue, Miss VY Regional Blood Center, 3.19%*, 2/1/2023, Wells Fargo Bank NA (b)	3,400,000	3,400,000

		9,325,000

Kansas 1.9%
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt:
Series C, 3.19%*, 11/15/2030, SunTrust Bank (b)	5,000,000	5,000,000
Series C, 3.2%*, 11/15/2034, SunTrust Bank (b)	12,500,000	12,500,000

		17,500,000

Kentucky 2.0%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.31%*, 8/1/2013, Calyon Bank (b)	6,300,000	6,300,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust, Series A, 3.18%*, 2/1/2032, US Bank NA (b)	43,000	43,000
Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	6,500,000	6,520,288
Pendleton County, KY, County Lease, 3.37%, 5/24/2006	5,000,000	5,000,000

		17,863,288

Louisiana 0.2%
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series A, 3.18%*, 9/1/2014, SunTrust Bank (b)	2,200,000	2,200,000

Maryland 1.1%
Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.19%*, 10/15/2020	10,000,000	10,000,000

Massachusetts 0.2%
Massachusetts, State Development Finance Agency Revenue, ISO New England, Inc., 3.2%*, 2/1/2032, KeyBank NA (b)	2,000,000	2,000,000

Michigan 6.9%
ABN AMRO, Munitops Certificates Trust, Series 2003-3, 144A, 3.2%*, 1/1/2011 (a)	19,660,000	19,660,000
Detroit, MI, City School District, Series PT-1844, 144A, 3.2%*, 5/1/2011 (a)	3,920,000	3,920,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%*, 7/1/2031 (a)	11,475,000	11,475,000
Flushing, MI, General Obligation, Community Schools, Series R-4517, 144A, 3.21%*, 5/1/2023	5,185,000	5,185,000
Garden City, MI, Hospital Revenue, Series A, 3.2%*, 9/1/2026, First of America Bank (b)	510,000	510,000
Michigan, Certificate of Participation, Series 530, 144A, 3.2%*, 9/1/2011 (a)	4,975,000	4,975,000
Michigan, Higher Education Facilities Authority Revenue, Limited Obligation, Spring Arbor, 3.23%*, 11/1/2030, Comerica Bank (b)	3,355,000	3,355,000
Michigan, Municipal Bond Authority Revenue, Series B-2, 4.0%, 8/18/2006, JPMorgan Chase Bank (b)	4,715,000	4,721,368
Michigan, State General Obligation, Series P-5-D, 144A, 3.18%*, 9/29/2006	10,000,000	10,000,000

		63,801,368

Minnesota 0.5%
Minnesota, MN, State Higher Education Facilities Authority Revenue, University of St. Thomas, Series SIX -H, 3.18%*, 10/1/2032, Bank of New York (b)	4,100,000	4,100,000

Nevada 0.7%
Las Vegas Valley, NV, Water District, Series B-10, 144A, 3.21%*, 6/1/2024 (a)	6,790,000	6,790,000

New Jersey 1.6%
New Jersey, Economic Development Authority Revenue, First Mortgage, Lions Gate Project, Series C, 3.17%*, 1/1/2020, Citizens Bank of PA (b)	4,100,000	4,100,000
New Jersey, Economic Development Authority Revenue, Foreign Trade Zone Project, 3.2%*, 12/1/2007, Bank of New York (b)	1,825,000	1,825,000
New Jersey, Economic Development Authority Revenue, Macon Trust, Series B, 3.2%*, 9/1/2025 (a)	2,000,000	2,000,000
New Jersey, Economic Development Authority Revenue, Morris Museum Project, 3.17%*, 2/1/2031, JPMorgan Chase Bank (b)	4,200,000	4,200,000
New Jersey, State Transportation Trust Fund Authority, Series PT-2494, 144A, 3.2%*, 12/15/2023 (a)	2,530,000	2,530,000

		14,655,000

New Mexico 1.0%
Albuquerque, NM, Airport Facilities Revenue, Series A, 3.28%*, 7/1/2020 (a)	5,000,000	5,000,000
Farmington, NM, Hospital Revenue, San Juan Regional Medical Center Project, Series B, 3.2%*, 6/1/2028, Bank of Nova Scotia (b)	4,500,000	4,500,000

		9,500,000

New York 0.4%
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School, 3.2%*, 12/1/2034, Allied Irish Bank PLC (b)	1,000,000	1,000,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series F-2, 3.18%*, 6/15/2033	2,450,000	2,450,000
New York, NY, General Obligation, Series H-3, 3.12%*, 3/1/2034, Bank of New York (b)	200,000	200,000

		3,650,000

North Carolina 0.7%
North Carolina, Medical Care Community, Health Care Facilities Revenue, First Mortgage-Friends Homes, 3.2%*, 9/1/2033, Bank of America NA (b)	3,700,000	3,700,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, First Mortgage-United Methodist, Series B, 3.2%*, 10/1/2035, Branch Banking & Trust (b)	3,000,000	3,000,000

		6,700,000

Ohio 5.2%
Akron Bath Copley, OH, Joint Township Hospital District Revenue, Health Care Facility Summner Project, 3.2%*, 12/1/2032, KBC Bank NV (b)	6,875,000	6,875,000
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.21%*, 6/1/2032, Wachovia Bank NA (b)	1,840,000	1,840,000
Hamilton County, OH, Health Care Facilities Revenue, Episcopal, Series A, 3.17%*, 6/1/2035, KeyBank NA (b)	6,500,000	6,500,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 3.19%*, 12/1/2027, National City Bank (b)	15,000,000	15,000,000
Ohio, State Higher Educational Facility Revenue, Cleveland Institution Music Project, 3.2%*, 5/1/2030, National City Bank (b)	5,000,000	5,000,000
Salem, OH, Hospital Revenue, Salem Community, 3.22%*, 9/1/2035, JPMorgan Chase Bank (b)	7,000,000	7,000,000
Summit County, OH, Revenue Anticipation Bonds, Western Reserve Academy Project, 3.2%*, 10/1/2027, KeyBank NA (b)	5,370,000	5,370,000

		47,585,000

Oklahoma 1.2%
Oklahoma, State Industries Authority Revenue, Integris Baptist, Series B, 3.18%*, 8/15/2029 (a)	50,000	50,000
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 3.19%*, 7/1/2032 (a)	4,200,000	4,200,000
Tulsa County, OK, Industrial Authority Revenue, First Mortgage Montercau, Series A, 3.19%*, 7/1/2032, BNP Paribas (b)	1,500,000	1,500,000
Tulsa County, OK, Industrial Authority, Health Care Revenue, Trust Recipients, Series P7U-D, 144A, 3.26%*, 12/15/2018	5,000,000	5,000,000

		10,750,000

Oregon 2.0%
Forest Grove, OR, Student Housing Revenue, Oak Tree Foundation Project, Series A, 3.2%*, 3/1/2036, Keybank NA (b)	7,000,000	7,000,000
Portland, OR, Industrial Development Revenue, 3.2%*, 4/1/2035 (a)	4,500,000	4,500,000
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.22%*, 5/1/2034, Bank of America NA (b)	6,920,000	6,920,000

		18,420,000

Pennsylvania 3.5%
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp., 3.17%*, 7/15/2028	4,700,000	4,700,000
Allegheny County, PA, Port Authority, Grant Anticipation Notes, 4.0%, 6/30/2006, PNC Bank NA (b)	4,600,000	4,607,600
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.21%*, 7/1/2023, Wachovia Bank NA (b)	2,500,000	2,500,000
Dauphin County, PA, General Authority Revenue, Education & Health Loan Program, 3.22%*, 11/1/2017 (a)	2,820,000	2,820,000

Pennsylvania, State Higher Educational Facilities Authority Revenue, Drexel University, Series B, 3.17%*, 5/1/2033, Allied Irish Bank PLC (b)	8,560,000	8,560,000
Pennsylvania, State Public School Building Authority, Series A42, 144A, 2.85%*, 6/1/2028 (a)	1,300,000	1,300,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Children’s Hospital Project, Series B, 3.14%*, 7/1/2025	300,000	300,000
Red Lion, PA, General Obligation, Area School District, 3.17%*, 5/1/2024 (a)	7,750,000	7,750,000

		32,537,600

Puerto Rico 0.5%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.17%*, 10/1/2008	4,730,000	4,730,000

Rhode Island 0.5%
Narragansett, RI, Bay Commission, Waste Water System Revenue, Series K7-D, 144A, 3.23%*, 8/1/2035 (a)	4,165,000	4,165,000

South Carolina 1.3%
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 3.2%*, 11/1/2032, Wachovia Bank NA (b)	11,740,000	11,740,000

Tennessee 5.4%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.17%*, 5/1/2039	17,000,000	17,000,000
Clarksville, TN, Public Building Authority Revenue:
3.17%*, 1/1/2033, Bank of America NA (b)	1,640,000	1,640,000
3.17%*, 7/1/2034, Bank of America NA (b)	1,520,000	1,520,000
3.17%*, 11/1/2035, Bank of America NA (b)	1,350,000	1,350,000
3.18%*, 6/1/2024, Bank of America NA (b)	2,010,000	2,010,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 3.17%*, 4/1/2032, Bank of America NA (b)	1,000,000	1,000,000
Tennessee, Tennergy Corp. Gas Revenue, Series 1258Q, 144A, 3.23%*, 11/1/2013	15,000,000	15,000,000
Tennessee, Tennergy Corp. Gas Revenue, Stars Certificates, Series 2006-001, 144A, 3.22%*, 5/1/2016	10,000,000	10,000,000

		49,520,000

Texas 19.1%
ABN AMRO, Munitops Certificates Trust, Series 2004-38, 144A, 3.22%*, 2/15/2011	1,500,000	1,500,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 3.17%*, 8/15/2030, Bank of America NA (b)	3,200,000	3,200,000
Clear Creek, TX, Independent School District, Series 04, 144A, 3.21%*, 2/15/2029 (a)	2,000,000	2,000,000
Corpus Christi, TX, Utility System Revenue, Series PT-1816, 144A, 3.22%*, 7/15/2010 (a)	3,900,000	3,900,000
Galena Park, TX, Independent School District, Series SG-153, 144A, 3.21%*, 8/15/2023	1,500,000	1,500,000
Granbury, TX, Independent School District, Series R-2218, 144A, 3.21%*, 8/1/2024	3,475,000	3,475,000
Harris County, TX, General Obligation:
3.17%, 4/4/2006	15,000,000	15,000,000
3.3%, 4/4/2006	360,000	360,000
Harris County, TX, Health Facilities Development Corp. Revenue, St. Lukes Episcopal, Series A, 3.22%*, 2/15/2032 (a)	14,000,000	14,000,000
Harris County, TX, Health Facilities Development Corp. Revenue, YMCA Greater Houston Area, 3.18%*, 7/1/2037, JPMorgan Chase Bank (b)	1,390,000	1,390,000
Houston, TX, Airport System Revenue, Series SG-161, 144A, 3.21%*, 7/1/2032 (a)	5,000,000	5,000,000
Houston, TX, General Obligation, Series A, 3.28%, 5/16/2006	3,000,000	3,000,000
Houston, TX, Water & Sewer Systems Revenue, Municipal Trust Receipts, Series SG-120, 144A, 3.21%*, 12/1/2023	10,700,000	10,700,000
Humble, TX, Independent School District, School Building, 3.18%*, 6/15/2023	970,000	970,000
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 144A, 3.21%*, 2/15/2030	7,000,000	7,000,000
Northside, TX, Independent School District, School Building, 2.85%*, 6/15/2035	8,000,000	8,000,000
Texas, Lower Colorado River Authority, 3.23%, 4/3/2006	20,000,000	20,000,000
Texas, Public Finance Authority, Series B, 3.37%, 5/1/2006	4,359,000	4,359,000
Texas, State General Obligation, Series R-4020, 144A, 3.21%*, 10/1/2022	2,350,000	2,350,000
Texas, State Revenue Lease, Trust Certificates, Series 9056, 144A, 3.23%*, 7/21/2010 (a)	10,990,000	10,990,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	22,200,000	22,334,605
Texas, University of Texas Revenue:
Series B-14, 144A, 3.21%*, 8/15/2022	6,670,000	6,670,000
3.28%, 5/15/2006	10,000,000	10,000,000
3.3%, 6/5/2006	18,000,000	18,000,000

		175,698,605

Virginia 0.1%
Spotsylvania County, VA, Industrial Development Authority Revenue, 3.23%*, 4/1/2023, Wachovia Bank NA (b)	1,300,000	1,300,000

Washington 1.7%
Port Tacoma, WA, State General Obligation, Core City, Series R-4036, 144A, 3.21%*, 12/1/2025 (a)	3,995,000	3,995,000
Washington, Municipal Securities Trust Certificates, Series 9058, 144A, 3.23%*, 9/23/2010 (a)	9,990,000	9,990,000
Washington, State General Obligation, Series 744, 144A, 3.21%*, 1/1/2013 (a)	1,555,000	1,555,000

		15,540,000

Wisconsin 0.4%
Milwaukee, WI, Sewer Revenue, Series R-4500, 144A, 3.43%*, 6/1/2022 (a)	3,590,000	3,590,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $913,921,672)+	99.4	913,921,672
Other Assets and Liabilities, Net	0.6	5,799,157

Net Assets	100.0	919,720,829

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of March 31, 2006.
+	The cost for federal income tax purposes was $913,921,672.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	7.2
Financial Guaranty Insurance Company	8.1
Financial Security Assurance	7.4
Municipal Bond Investors Assurance	9.9

(b) Security includes a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of March 31, 2006

Assets	Prime Series	Treasury Series	Tax-Free Series
Investments:

Investments, at amortized cost	$2,342,201,761	$377,342,962	$913,921,672
Repurchase agreements, at amortized cost	377,484,291	—	—

Total Investments, at amortized cost	2,719,686,052	377,342,962	913,921,672

Cash	—	102,497	—
Receivable for securities sold	—	—	2,257,340
Interest receivable	9,131,165	11,809	5,889,849
Receivable for Fund shares sold	115,588	3,883,965	33,376
Other assets	64,239	18,866	25,075

Total assets	2,728,997,044	381,360,099	922,127,312

Liabilities
Due to custodian bank	49,621,143	—	1,825,738
Payable for Fund shares redeemed	—	3,852,298	—
Dividend payable	1,647	7,436	26
Payable for investments purchased	50,343,828	—	—
Accrued management fee	665,264	85,495	243,641
Other accrued expenses and payables	899,990	175,481	337,078
Total liabilities	101,531,872	4,120,710	2,406,483

Net assets	$2,627,465,172	$377,239,389	$919,720,829

Composition of Net Assets
Accumulated distributions in excess of net investment income	(365,982)	(26,031)	(8,232)
Accumulated net realized gain (loss)	—	(15,340)	(41,884)
Paid-in capital	2,627,831,154	377,280,760	919,770,945

Net assets	$2,627,465,172	$377,239,389	$919,720,829

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of March 31, 2006 (continued)

Net Asset Value	Prime Series	Treasury Series	Tax-Free Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares, Treasury Shares, and Tax-Free Shares, respectively

Net assets	$2,035,224,145	$266,586,189	$640,978,530
Shares of capital stock outstanding	2,035,205,255	266,545,755	641,070,109
Net asset value per share	$1.00	$1.00	$1.00
Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares, respectively

Net assets	$588,333,666	$110,653,200	$278,742,299
Shares of capital stock outstanding	588,354,541	110,661,838	278,754,963
Net asset value per share	$1.00	$1.00	$1.00
Class A Shares

Net assets	$3,610,539	$—	$—
Shares of capital stock outstanding	3,612,883	—	—
Net asset value per share	$1.00	$—	$—
Class B Shares

Net assets	$202,562	$—	$—
Shares of capital stock outstanding	202,102	—	—
Net asset value per share	$1.00	$—	$—
Class C Shares

Net assets	$94,260	$—	$—
Shares of capital stock outstanding	94,395	—	—
Net asset value per share	$1.00	$—	$—

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2006

Investment Income	Prime Series	Treasury Series	Tax-Free Series
Interest	$93,941,017	$12,846,809	$24,249,734
Expenses:
Management fee	6,709,019	931,447	2,464,440
Services to shareholders	1,606,283	215,001	507,371
Custodian and accounting fees	263,345	120,878	170,832
Distribution fees	6,626,338	923,295	2,119,942
Auditing	48,225	42,797	43,411
Legal	30,221	26,517	39,027
Directors’ fees and expenses	105,731	19,513	37,358
Reports to shareholders	82,798	29,890	38,415
Registration fees	71,474	30,706	30,341
Other	111,025	13,810	49,031
Total expenses	15,654,459	2,353,854	5,500,168
Less: fee waivers and/or expense reimbursements	(33,413)	(5,608)	(12,824)
Net expenses	15,621,046	2,348,246	5,487,344
Net investment income	78,319,971	10,498,563	18,762,390

Net realized gain (loss) on investment transactions	16,783	(4,737)	(5,201)

Net increase (decrease) in net assets from operations	$78,336,754	$10,493,826	$18,757,189

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:

Net investment income	$78,319,971	$30,807,263
Net realized gain (loss)	16,783	2,589
Net increase (decrease) in net assets resulting from operations	78,336,754	30,809,852
Distributions to shareholders from:

Net investment income:

Prime Shares	(62,826,598)	(25,878,034)
Prime Institutional Shares	(15,380,149)	(5,445,641)
Class A Shares	(99,570)	(31,077)
Class B Shares	(13,615)	(5,668)
Class C Shares	(39)	(59)
Quality Shares	—	(1,264)

Total distributions	(78,319,971)	(31,361,743)

Fund share transactions: (at net asset value of $1.00 per share)
Proceeds from shares sold	5,138,031,468	3,646,713,349
Reinvestment of distributions	78,296,881	31,337,109
Cost of shares redeemed	(5,211,779,739)	(4,128,056,451)
Net increase (decrease) in net assets from Fund share transactions	4,548,610	(450,005,993)
Increase (decrease) in net assets	4,565,393	(450,557,884)
Net assets at beginning of period	2,622,899,779	3,073,457,663

Net assets at end of period (including accumulated distributions in excess of net investment income of $365,982 and $421,836, respectively)	$2,627,465,172	$2,622,899,779

The accompanying notes are an integral part of the financial statements.

Treasury Series

Statement of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:

Net investment income	$10,498,563	$4,572,225
Net realized gain (loss)	(4,737)	6,833
Net increase (decrease) in net assets resulting from operations	10,493,826	4,579,058
Distributions to shareholders from:

Net investment income:

Treasury Shares	(7,751,774)	(3,263,663)
Treasury Institutional Shares	(2,746,789)	(1,406,390)
Total distributions	(10,498,563)	(4,670,053)
Fund share transactions: (at net asset value of $1.00 per share)
Proceeds from shares sold	814,785,187	1,001,445,305
Reinvestment of distributions	10,430,367	4,646,777
Cost of shares redeemed	(875,756,049)	(1,054,374,521)
Net increase (decrease) in net assets from Fund share transactions	(50,540,495)	(48,282,439)
Increase (decrease) in net assets	(50,545,232)	(48,373,434)
Net assets at beginning of period	427,784,621	476,158,055

Net assets at end of period (including accumulated distributions in excess of net investment income of $26,031 and $43,467, respectively)	$377,239,389	$427,784,621

The accompanying notes are an integral part of the financial statements.

Tax-Free Series

Statement of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:

Net investment income	$18,762,390	$7,823,403
Net realized gain (loss)	(5,201)	11,060
Net increase (decrease) in net assets resulting from operations	18,757,189	7,834,463
Distributions to shareholders from:

Net investment income:

Tax-Free Shares	(13,355,813)	(4,825,265)
Tax-Free Institutional Shares	(5,406,577)	(3,205,636)

Total distributions	(18,762,390)	(8,030,901)

Fund share transactions: (at net asset value of $1.00 per share)
Proceeds from shares sold	1,723,594,400	1,526,418,906
Reinvestment of distributions	18,762,116	8,030,149
Cost of shares redeemed	(1,726,481,305)	(1,601,276,316)
Net increase (decrease) in net assets from Fund share transactions	15,875,211	(66,827,261)
Increase (decrease) in net assets	15,870,010	(67,023,699)
Net assets at beginning of period	$903,850,819	$970,874,518

Net assets at end of period (including accumulated distributions in excess of net investment income of $8,232 and $148,007, respectively)	$919,720,829	$903,850,819

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Prime Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0307	.0111	.0050	.0108	.0270
Less: Distributions from net investment income	(.0307)	(.0111)	(.0050)	(.0108)	(.0270)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.11	1.12	.47	1.08	2.74

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	2,035,224	2,274,611	2,665,759	2,879,253	4,320,764
Ratio of expenses (%)	.69	.69	.67	.70	.67
Ratio of net investment income (%)	3.06	1.07	.51	1.10	2.76

Prime Institutional Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0346	.0149	.0087	.0140	.0302
Less: Distributions from net investment income	(.0346)	(.0149)	(.0087)	(.0140)	(.0302)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.51	1.50	.88	1.40	3.06

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	588,334	342,564	394,967	544,146	750,110
Ratio of expenses (%)	.31	.30	.30	.38	.36
Ratio of net investment income (%)	3.54	1.46	.88	1.42	3.01

Treasury Shares

Years Ended March 31,	2006	2005		2004		2003		2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income	.0272	.0092		.0039		.0098		.0250
Less: Distributions from net investment income	(.0272)	(.0092)		(.0039)		(.0098)		(.0250)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return (%)	2.75	.92	[a]	.40	[a]	.99	[a]	2.53	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	266,586	329,520		376,821		390,982		745,638
Ratio of expenses before expense reductions (%)	.71	.70		.68		.67		.64
Ratio of expenses after expense reductions (%)	.71	.68		.63		.62		.59
Ratio of net investment income (%)	2.72	.89		.39		1.01		2.47

Treasury Institutional Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0310	.0130	.0077	.0130	.0281
Less: Distributions from net investment income	(.0310)	(.0130)	(.0077)	(.0130)	(.0281)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.14	1.31	.78	1.31	2.85

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	110,653	98,265	99,337	139,460	199,932
Ratio of expenses before expense reductions (%)	.34	.32	.29	.35	.33
Ratio of expenses after expense reductions (%)	.34	.30[a]	.24[a]	.30[a]	.28[a]
Ratio of net investment income (%)	3.09	1.27	.78	1.33	2.71

[a]	Total return would have been lower had certain expenses not been reduced.

Tax-Free Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0201	.0076	.0031	.0074	.0168
Less: Distributions from net investment income	(.0201)	(.0076)	(.0031)	(.0074)	(.0168)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.03	.76	.32	.74	1.69

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	640,979	627,672	650,986	699,983	1,006,613
Ratio of expenses (%)	.72	.71	.70	.67	.65
Ratio of net investment income (%)	2.02	.74	.34	.74	1.76

Tax-Free Institutional Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0240	.0113	.0070	.0107	.0200
Less: Distributions from net investment income	(.0240)	(.0113)	(.0070)	(.0107)	(.0200)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.42	1.14	.70	1.07	2.01

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	278,742	276,178	319,888	198,148	168,137
Ratio of expenses (%)	.33	.33	.32	.35	.33
Ratio of net investment income (%)	2.41	1.12	.72	1.06	1.98

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (the ‘Fund’) is registered under the Investment Company Act of 1940, as amended (the `1940 Act’), as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series, the Treasury Series and the Tax-Free Series (the ‘Series’) are the three series the Fund offers to investors.

The Prime Series currently offers five classes of shares to investors: Cash Reserve Prime Shares (‘Prime Shares’), DWS Cash Reserve Prime Class A Shares (‘Class A Shares’), DWS Cash Reserve Prime Class B Shares (‘Class B Shares’), DWS Cash Reserve Prime Class C Shares (‘Class C Shares’), and Cash Reserve Prime Institutional Shares (‘Prime Institutional Shares’). Certain detailed information for the Class A Shares, Class B Shares and Class C Shares is provided separately and is available upon request.

The Treasury Series offers two classes of shares to investors: Cash Reserve Treasury Shares (‘Treasury Shares’) and Cash Reserve Treasury Institutional Shares (‘Treasury Institutional Shares’).

The Tax-Free Series offers two classes of shares to investors: Cash Reserve Tax-Free Shares (‘Tax-Free Shares’) and Cash Reserve Tax-Free Institutional Shares (‘Tax-Free Institutional Shares’).

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Series is as follows: Prime Series and Treasury Series — to seek a high level of current income consistent with liquidity and the preservation of capital; Tax-Free Series — to seek a high level of tax-exempt current income consistent with liquidity and the preservation of capital. Details concerning the Series’ investment objectives and policies and the risk factors associated with the Series’ investments are described in the Series’ Prospectus and Statement of Additional Information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund’s policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series and Treasury Series may enter into repurchase agreements with certain banks and broker/dealers whereby the Series, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series’ claims on the collateral may be subject to legal proceedings.

G. Expenses

Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

H. Contingencies

In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2—Fees and Transactions with Affiliates

Management Agreement. Investment Company Capital Corp. (‘ICCC’ or the ‘Advisor’), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each Series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets of the Fund which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion.

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series and the Tax-Free Series, calculated daily and payable monthly, at the annual rate of 0.02% of the Prime Series’ average daily net assets and 0.03% of the Tax-Free Series’ average daily net assets.

Accordingly, for the year ended March 31, 2006, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.27%, 0.25% and 0.28% of the average daily net assets of the Prime Series, Treasury Series and Tax-Free Series, respectively.

The Advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Class C shares of the Prime Series.

ICCC is the Fund’s accounting agent. ICCC has designated DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, to provide the fund accounting services. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended March 31, 2006, the amounts charged to the Fund by DWS-SFAC were as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series	$154,999	$13,497
Treasury Series	$107,032	$8,120
Tax-Free Series	$138,214	$11,694

DWS Scudder Investments Service Company (`DWS-SISC’), an affiliate of the Advisor, is the Fund’s transfer agent. Each Series paid the transfer agent a per account fee that is accrued daily and paid monthly. For the year ended March 31, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

	Total Aggregated	Waived	Unpaid at March 31, 2006
Prime Series:
Prime Shares	$1,505,881	$—	$247,956
Prime Institutional Shares	44,288	—	6,776
Class A Shares	14,146	—	3,528
Class B Shares	11,439	—	1,024
Class C Shares	4,928	3,013	347
Treasury Series:
Treasury Shares	$200,352	$—	$35,243
Treasury Institutional Shares	9,937	—	1,762
Tax-Free Series:
Tax-Free Shares	$481,408	$—	$83,629
Tax-Free Institutional Shares	23,622	—	4,120

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (`DST’), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (`DeIM’), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2006, the amount charged to each Series by DeIM included in the reports to shareholders was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series	$11,840	$4,160
Treasury Series	$6,320	$1,400
Tax-Free Series	$6,320	$1,400

Note 3—Directors’ Fees and Expenses

As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receives additional compensation for his or her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 4—Distribution and Service Fees

DWS Scudder Distributors, Inc. (`DWS-SDI’) is the Fund’s Distributor. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares, Class A Shares, Treasury Shares and Tax-Free Shares average daily net assets and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Fund does not pay fees on the Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares. For the year ended March 31, 2006, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series:
Prime Shares	$5,160,355	$474,613
Class A Shares	8,837	807
Class B Shares	8,574	100
Class C Shares	611	61
Treasury Series:
Treasury Shares	$721,324	$60,836
Tax-Free Series:
Tax-Free Shares	$1,656,205	$154,491

Each Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at the following rates of 0.07% of Prime Shares, Treasury Shares and Tax-Free Shares, and 0.25% of Class B and Class C Shares. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the year ended March 31, 2006, the shareholder servicing fee was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series:
Prime Shares	$1,444,899	$132,418
Class B Shares	2,858	69
Class C Shares	204	21
Treasury Series:
Treasury Shares	$201,971	$17,631
Tax-Free Series:
Tax-Free Shares	$463,737	$45,734

Note 5—Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse the Fund $28,730, $5,536 and $11,763 for the Prime Series, the Treasury Series and the Tax-Free Series, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2006, the Fund’s custodian fees were reduced by $1,670, $72 and $1,061 for the Prime Series, the Treasury Series, and the Tax-Free Series, respectively, under this arrangement.

Note 6—Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

	Year Ended March 31, 2006		Year Ended March 31, 2005
Prime Series:	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	3,394,729,634	$3,394,729,634	2,369,013,778	$2,369,013,778
Prime Institutional Shares	1,741,672,654	1,741,672,654	1,276,773,498	1,276,773,498
Class A Shares	1,579,179	1,579,179	912,564	912,564
Class B Shares	—	—	12,342	12,342
Class C Shares	50,001	50,001	—	—
Quality Cash Shares*	—	—	1,167	1,167

		$5,138,031,468		$3,646,713,349

Reinvested:
Prime Shares	62,822,155	$62,822,155	25,861,843	$25,861,843
Prime Institutional Shares	15,375,957	15,375,957	5,442,840	5,442,840
Class A Shares	85,949	85,949	26,556	26,556
Class B Shares	12,782	12,782	5,377	5,377
Class C Shares	38	38	57	57
Quality Cash Shares*	—	—	436	436

		$78,296,881		$31,337,109

Redeemed:
Prime Shares	(3,696,951,860)	$(3,696,951,860)	(2,785,532,643)	$(2,785,532,643)
Prime Institutional Shares	(1,511,282,337)	(1,511,282,337)	(1,334,563,515)	(1,334,563,515)
Class A Shares	(1,538,017)	(1,538,017)	(2,212,336)	(2,212,336)
Class B Shares	(1,954,001)	(1,954,001)	(2,460,654)	(2,460,654)
Class C Shares	(53,524)	(53,524)	(41,183)	(41,183)
Quality Cash Shares*	—	—	(3,246,195)	(3,246,120)

Net increase/decrease:		$(5,211,779,739)		$(4,128,056,451)

	4,548,610	$4,548,610	(450,006,068)	$(450,005,993)

	Year Ended March 31, 2006		Year Ended March 31, 2005
Treasury Series:	Shares	Dollars	Shares	Dollars
Sold:
Treasury Shares	550,444,824	$550,444,824	723,801,290	$723,801,290
Treasury Institutional Shares	264,340,363	264,340,363	277,644,015	277,644,015

		$814,785,187		$1,001,445,305

Reinvested:
Treasury Shares	7,683,578	$7,683,578	3,240,387	$3,240,387
Treasury Institutional Shares	2,746,789	2,746,789	1,406,390	1,406,390

		$10,430,367		$4,646,777

Redeemed:
Treasury Shares	(621,058,658)	$(621,058,658)	(774,275,074)	$(774,275,074)
Treasury Institutional Shares	(254,697,391)	(254,697,391)	(280,099,447)	(280,099,447)

Net increase (decrease):		$(875,756,049)		$(1,054,374,521)

	(50,540,495)	$(50,540,495)	(48,282,439)	$(48,282,439)

	Year Ended March 31, 2006		Year Ended March 31, 2005
Tax-Free Series:	Shares	Dollars	Shares	Dollars
Sold:
Tax-Free Shares	1,099,642,059	$1,099,642,059	911,528,609	$911,528,609
Tax-Free Institutional Shares	623,952,341	623,952,341	614,890,297	614,890,297

		$1,723,594,400		$1,526,418,906

Reinvested:
Tax-Free Shares	13,355,551	$13,355,551	4,824,516	$4,824,516
Tax-Free Institutional Shares	5,406,565	5,406,565	3,205,633	3,205,633

		$18,762,116		$8,030,149

Redeemed:
Tax-Free Shares	(1,099,688,939)	$(1,099,688,939)	(939,504,884)	$(939,504,884)
Tax-Free Institutional Shares	(626,792,366)	(626,792,366)	(661,771,432)	(661,771,432)

Net increase (decrease):		$(1,726,481,305)		$(1,601,276,316)

	15,875,211	$15,875,211	(66,827,261)	$(66,827,261)

*	Effective May 28, 2004, the last shareholder redeemed their shares in Quality Cash Reserve Prime Shares.

Note 7—Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Distributions were characterized as follows for tax purposes:

Years Ended	March 31, 2006	March 31, 2005
Prime Series
Ordinary income*	$78,319,971	$31,361,743
Treasury Series
Ordinary income*	$10,498,563	$4,670,053
Tax-Free Series
Tax exempt income	$18,762,390	$8,030,901

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

At March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Prime Series
Undistributed ordinary income	$—
Treasury Series
Undistributed ordinary income	$46,434
Treasury Series
Capital loss carryforward	$(11,000)
Tax-Free Series
Undistributed tax exempt income	$—

At March 31, 2006, the Treasury Series had a net tax basis capital loss carryforward of approximately $11,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2014, the expiration date, whichever occurs first.

During the year ended March 31, 2006, the Tax-Free Series utilized approximately $32,000 of its capital loss carryforward. At March 31, 2006, the Tax-Free Series had no capital loss carryforward.

In addition, from November 1, 2005 through March 31, 2006, the Treasury Series and Tax-Free Series incurred approximately $4,400 and $42,000, respectively, of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2007.

Note 8—Line of Credit

The Fund and several other affiliated funds (the `Participants’) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Note 9—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Cash Reserve Fund, Inc. and Shareholders of the Prime, Treasury and Tax-Free Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights included herein present fairly, in all material respects, the financial position of the Prime, Treasury and Tax-Free Series (the three series constituting the Cash Reserve Fund, Inc. hereafter referred to as the “Series”) at March 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the classes presented for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 18, 2006

Tax Information (Unaudited)

Tax-Free Series

Of the dividends paid from net investment income for the taxable year ended March 31, 2006, 99% are designated as exempt interest dividends for federal income tax purposes.

Other Information

Proxy Voting

A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-5850.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Directors and Officers

The following information is provided for each Trustee and Officer of the fund’s Board as of March 31, 2006. The first section of the table lists information for each Trustee who is not an “interested person” of the fund. Information for the Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustee is considered to be an interested person as defined by the 1940 Act because of his employment with either the fund’s advisor and/or underwriter. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The mailing address for the Trustees and Officers with respect to the fund’s operations is One South Street, Baltimore, Maryland 21202. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

Independent Directors

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	51

Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51

Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51

Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51

Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51

William N. Searcy, Jr. 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Director, DWS Global High Income Fund, Inc. (since October 2005, DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-October 2003).	51

Interested Director

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[3] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002). Formerly, Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	51

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years

Michael Colon[5] 12/9/69 President since April 2006	Managing Director[4] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002).

Paul H. Schubert[5] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director[4], Deutsche Asset Management.

Patricia DeFilippis[5] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003).

Elisa D. Metzger[5] 9/15/62 Assistant Secretary since 2005	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director[4], Deutsche Asset Management.

Scott M. McHugh[6] 9/13/71 Assistant Treasurer since 2005	Director[4], Deutsche Asset Management.

Kathleen Sullivan D’Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.

John Robbins[5] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005).

Philip Gallo[5] 8/2/62 Chief Compliance Officer since 2004	Managing Director[4], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).

A. Thomas Smith[5] 12/14/56 Chief Legal Officer since 2005	Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989).

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Director or officer first began serving in that position with this fund.
[3]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
[4]	Executive title, not a board directorship.
[5]	Address: 345 Park Avenue, New York, New York 10154.
[6]	Address: Two International Place, Boston, Massachusetts 02110.

The fund’s Statement of Additional Information includes additional information about the fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Notes

the six-month period ended September 30, 2002, and offer an outlook for the months ahead.

Cash Reserve Fund, Inc.
P.O. Box 1346
Baltimore, MD 21203

DBABCR2-M (43932)

Printed 5/06

Deutsche Bank Alex. Brown

Cash Reserve Fund

Prime Series

Treasury Series

Tax-Free Series

Semiannual Report to Shareholders

September 30, 2006

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Series and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Prime Series and Tax-Free Series limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate each Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Prime Series

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006

Actual Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,022.40	$1,024.40
Expenses Paid per $1,000*	$3.60	$1.62

Hypothetical 5% Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,021.51	$1,023.46
Expenses Paid per $1,000*	$3.60	$1.62

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Prime Shares	.71%
Prime Institutional Shares	.32%

Treasury Series

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006

Actual Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,020.50	$1,022.50
Expenses Paid per $1,000*	$3.75	$1.77

Hypothetical 5% Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,021.36	$1,023.31
Expenses Paid per $1,000*	$3.75	$1.78

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Treasury Shares	.74%
Treasury Institutional Shares	.35%

Tax-Free Series

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006

Actual Fund Return	Tax-Free Shares	Tax-Free Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,014.20	$1,016.10
Expenses Paid per $1,000*	$3.64	$1.67

Hypothetical 5% Fund Return	Tax-Free Shares	Tax-Free Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,021.46	$1,023.41
Expenses Paid per $1,000*	$3.65	$1.67

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Tax-Free Shares	.72%
Tax-Free Institutional Shares	.33%

For more information, please refer to the Funds’ prospectus.

Investment Summary

Prime Series

Asset Allocation	9/30/06	3/31/06
Short-Term Notes	34%	22%
Certificates of Deposit and Bank Notes	29%	12%
Commercial Paper	27%	42%
Repurchase Agreements	5%	14%
Promissory Notes	2%	3%
Funding Agreements	2%	3%
US Government Sponsored Agencies	1%	1%
Master Notes	—	2%
Asset Backed	—	1%

	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Prime Series	55 days	36 days
iMoneyNet First Tier Retail Money Funds Average*	42 days	38 days

Treasury Series

Asset Allocation	9/30/06	3/31/06
US Treasury Obligations	95%	100%
Money Market Fund	5%	—

	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Treasury Series	55 days	31 days
iMoneyNet Treasury Retail Money Funds Average*	50 days	41 days

Tax-Free Series

Asset Allocation	9/30/06	3/31/06
Municipal Investments
Municipal Variable Rate Demand Notes	81%	79%
Municipal Bonds and Notes	19%	21%

	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Tax-Free Series	41 days	17 days
iMoneyNet National Retail Tax-Free Money Funds Average*	28 days	25 days

*	The Funds are compared to their respective iMoneyNet category: First Tier Retail Money Funds Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities; Treasury Retail Money Funds Average — Category includes only retail funds that hold 100% in US Treasuries; National Tax-Free Retail Money Funds Average — Category consists of all national tax-free and municipal retail funds.

Asset allocation and weighted average maturity is subject to change. For more complete details about the Funds’ holdings, see pages 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Other Information section for contact information.

Schedule of Investments as of September 30, 2006 (Unaudited)

Prime Series	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 28.6%
ABN AMRO Bank NV, 5.365%, 3/5/2007	15,000,000	14,999,220
Bank of America NA, 5.33%, 10/27/2006	25,000,000	25,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.3%, 10/2/2006	25,000,000	25,000,000
Banque Federative du Credit Mutuel, 5.33%, 1/31/2007	20,000,000	20,000,000
Canadian Imperial Bank of Commerce, 5.4%, 10/6/2006	25,000,000	25,000,265
Credit Suisse:
5.29%, 10/6/2006	20,000,000	20,000,000
5.71%, 6/28/2007	10,000,000	10,000,000
Five Finance, Inc., 144A, 5.7%, 6/28/2007	15,000,000	14,998,890
HBOS Treasury Services PLC:
4.75%, 12/4/2006	5,000,000	5,000,000
5.0%, 2/12/2007	10,000,000	10,000,000
5.305%, 4/19/2007	25,000,000	25,000,000
5.31%, 12/29/2006	25,000,000	25,000,000
5.34%, 12/7/2006	40,000,000	40,000,000
Mizuho Corporate Bank:
5.36%, 10/16/2006	25,000,000	25,000,103
5.375%, 11/27/2006	20,000,000	20,000,000
5.46%, 11/6/2006	25,000,000	25,000,123
Monument Gardens Funding LLC, 5.29%, 11/29/2006	15,000,000	14,869,954
Natexis Banque Populaires:
4.787%, 1/23/2007	35,000,000	34,900,032
5.0%, 2/8/2007	20,000,000	20,000,000
5.0%, 2/9/2007	10,000,000	10,000,000
5.55%, 6/18/2007	10,000,000	10,000,000
Norinchukin Bank:
5.405%, 3/15/2007	25,000,000	25,000,000
5.405%, 3/26/2007	50,000,000	50,000,000
Royal Bank of Canada, 4.775%, 12/1/2006	25,000,000	25,000,202
Royal Bank of Scotland PLC, 4.75%, 12/4/2006	45,000,000	45,000,000
Societe Generale:
5.305%, 5/2/2007	15,000,000	15,000,000
5.51%, 10/23/2006	20,000,000	20,000,584
Tango Finance Corp., 5.67%, 6/29/2007	5,000,000	5,000,000
UBS AG, 5.295%, 10/24/2006	20,000,000	20,000,000
UniCredito Italiano SpA, 5.385%, 2/15/2007	30,000,000	29,999,082
Wells Fargo Bank, NA, 5.27%, 10/27/2006	50,000,000	49,999,281

Total Certificates of Deposit and Bank Notes (Cost $704,767,736)		704,767,736

Commercial Paper** 27.1%
AT&T Inc., 5.4%, 10/2/2006	12,614,000	12,612,108
Bank of America Corp., 5.37%, 11/9/2006	20,000,000	19,883,650
Carrera Capital Finance LLC, 5.31%, 11/15/2006	23,000,000	22,847,337
Caterpillar, Inc., 5.27%, 10/6/2006	10,000,000	9,992,681
Cedar Springs Capital Company LLC:
5.29%, 10/13/2006	26,005,000	25,959,145
5.29%, 10/25/2006	10,479,000	10,442,044
5.29%, 1/5/2007	28,000,000	27,605,013
5.31%, 1/5/2007	15,000,000	14,787,600
Charta LLC, 5.28%, 11/8/2006	30,000,000	29,832,800
General Electric Capital Corp., 5.29%, 11/8/2006	40,000,000	39,776,644
Genworth Financial, Inc., 5.28%, 10/27/2006	9,378,000	9,342,239
Giro Funding US Corp., 5.29%, 1/22/2007	35,000,000	34,418,835
Greyhawk Funding LLC, 5.265%, 10/24/2006	25,000,000	24,915,906
Irish Life and Permanent PLC:
5.27%, 12/18/2006	33,400,000	33,018,628
5.3%, 11/8/2006	15,000,000	14,916,083
K2 (USA) LLC:
5.15%, 11/27/2006	25,000,000	24,796,146
5.41%, 10/19/2006	30,800,000	30,716,686
Lake Constance Funding LLC:
5.27%, 12/5/2006	23,000,000	22,781,149
5.31%, 12/14/2006	7,216,000	7,137,237
Mane Funding Corp.:
5.27%, 12/18/2006	15,000,000	14,828,725
5.3%, 10/13/2006	14,448,000	14,422,475
5.37%, 11/1/2006	8,112,000	8,074,489
Monument Gardens Funding LLC, 5.42%, 11/3/2006	15,000,000	14,925,475
Norddeutsche Landesbank Girozentrale, 5.26%, 12/21/2006	15,000,000	14,822,475
Scaldis Capital LLC, 5.035%, 10/23/2006	16,513,000	16,462,190
Simba Funding Corp.:
5.27%, 3/21/2007	25,000,000	24,374,187
5.29%, 12/19/2006	20,000,000	19,767,828
Tango Finance Corp., 5.25%, 1/25/2007	23,900,000	23,495,692
The Bear Stearns Companies, Inc., 5.29%, 10/12/2006	50,000,000	49,919,181
Variable Funding Capital Co. LLC, 5.4%, 10/2/2006	50,000,000	49,992,500

Total Commercial Paper (Cost $666,867,148)		666,867,148

Short-Term Notes* 33.6%
Alliance & Leicester PLC, 5.32%, 12/1/2006	20,000,000	20,000,000
American Express Bank FSB, 5.354%, 6/29/2007	15,000,000	15,007,173
American Express Centurion Bank, 5.42%, 7/19/2007	22,000,000	22,019,993
American Express Credit Corp., 5.29%, 1/9/2007	9,000,000	8,999,738
American Honda Finance Corp.:
Series 144A, 5.522%, 2/20/2007	20,000,000	20,011,679
5.6%, 4/13/2007	1,000,000	1,000,504
Barclays Bank PLC, 5.275%, 4/4/2007	45,000,000	44,995,498
Beta Finance, Inc., 5.472%, 3/15/2007	15,000,000	15,003,063
BMW US Capital LLC, 144A, 5.33%, 9/15/2007	10,000,000	10,000,000
BNP Paribas:
5.3%, 6/13/2007	25,000,000	25,000,000
5.316%, 10/26/2006	20,000,000	20,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.368%, 10/19/2007	25,000,000	25,000,000
Carrera Capital Finance LLC, 144A, 5.32%, 2/26/2007	10,000,000	10,000,000
CIT Group, Inc., 5.605%, 2/15/2007	23,000,000	23,017,133
Five Finance, Inc., 144A, 5.34%, 5/25/2007	25,000,000	25,005,067
General Electric Capital Corp., 5.405%, 12/8/2006	39,000,000	39,003,096
Goldman Sachs Group, Inc., 5.647%, 1/9/2007	25,000,000	25,008,925
HSBC Finance Corp., 5.54%, 10/27/2006	75,000,000	75,003,453
International Business Machine Corp., 5.32%, 12/8/2010	20,000,000	20,000,000
Intesa Bank Ireland PLC, 5.33%, 7/25/2007	15,000,000	15,000,000
Merrill Lynch & Co., Inc.:
5.295%, 5/14/2007	20,000,000	20,000,000
5.296%, 7/27/2007	5,000,000	5,000,000
5.31%, 8/24/2007	10,000,000	10,000,000
5.34%, 10/15/2007	20,000,000	20,000,000
5.425%, 5/29/2007	25,000,000	25,000,000
5.455%, 2/2/2007	15,000,000	15,000,000
5.525%, 2/27/2007	20,000,000	20,010,827
5.55%, 10/19/2006	14,450,000	14,450,589
Metropolitan Life Global Funding I, 5.36%, 6/1/2007	20,000,000	20,008,245
Morgan Stanley, 5.445%, 2/5/2007	30,000,000	30,000,000
Natexis Banque Populaires, 5.42%, 8/31/2007	25,000,000	25,000,000
RBS Greenwich Capital Holdings, 5.29%, 10/2/2006	20,000,000	20,000,000
Skandinaviska Enskilda Banken, 5.358%, 2/9/2011	10,000,000	10,000,000
Societe Generale, 5.267%, 6/11/2007	10,000,000	9,997,391
Tango Finance Corp., 5.315%, 2/15/2007	50,000,000	50,000,861
The Bear Stearns Companies, Inc., 5.435%, 3/19/2007	40,000,000	40,000,000
Toyota Motor Credit Corp., 5.26%, 10/3/2006	15,000,000	14,999,978
UniCredito Italiano Bank (Ireland) PLC, 144A, 5.34%, 10/12/2007	20,000,000	20,000,000

Total Short-Term Notes (Cost $828,543,213)		828,543,213

Master Notes 0.4%

The Bear Stearns Companies, Inc., 5.495%*, 10/2/2006 (a) (Cost $10,000,000)	10,000,000	10,000,000

US Government Sponsored Agencies 0.5%

Federal Home Loan Banks, 5.5%, 8/28/2007 (Cost $12,000,000)	12,000,000	12,000,000

Funding Agreements 1.6%
Genworth Life Insurance Co., 5.46%*, 3/1/2007	20,000,000	20,000,000
New York Life Insurance Co., 5.45%*, 9/18/2007	20,000,000	20,000,000

Total Funding Agreements (Cost $40,000,000)		40,000,000

Asset Backed 0.4%

Interstar Millennium Trust, “A1”, Series 2006-2GA, 144A, 5.304%*, 5/25/2011 (Cost $10,000,000)	10,000,000	10,000,000

Promissory Notes 2.0%

Goldman Sachs Group, Inc., 5.426%*, 11/13/2006 (Cost $50,000,000)	50,000,000	50,000,000

Repurchase Agreements 5.3%

Banc of America Securities LLC, 5.39%, dated 9/29/2006, to be repurchased at $131,050,547 on 10/2/2006 (b) (Cost $130,991,710)	130,991,710	130,991,710

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,453,169,807)+	99.5	2,453,169,807
Other Assets and Liabilities, Net	0.5	13,243,949
Net Assets	100.0	2,466,413,756

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2006.

**	Annualized yield at the time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $2,453,169,807.

(a)	Reset date; not maturity date.

(b)	Collateralized by $132,869,705 Federal National Mortgage Association with various coupon rates from 4.5 — 7.0%, with various maturities of 4/1/2018 — 10/1/2036 with a value of $133,611,545.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of September 30, 2006 (Unaudited)

Treasury Series	Principal Amount ($)	Value ($)
US Treasury Obligations 92.0%
US Treasury Bills:
4.52%*, 10/19/2006	75,000,000	74,830,500
4.69%*, 10/19/2006	45,677,000	45,569,888
4.71%*, 10/12/2006	2,209,000	2,205,821
4.795%*, 12/21/2006	40,000,000	39,568,450
4.825%*, 1/18/2007	9,196,000	9,061,656
4.83%*, 1/18/2007	1,735,000	1,709,627
4.84%*, 10/12/2006	15,106,000	15,083,660
4.882%*, 3/8/2007	8,000,000	7,828,570
4.915%*, 11/24/2006	3,339,000	3,314,383
4.92%*, 3/15/2007	10,000,000	9,774,500
4.94%*, 11/16/2006	3,000,000	2,981,063
4.945%*, 10/26/2006	5,000,000	4,982,830
4.96%*, 2/1/2007	10,000,000	9,830,533
4.975%*, 12/14/2006	10,000,000	9,897,736
4.985%*, 2/8/2007	10,000,000	9,819,986
4.99%*, 11/30/2006	4,081,000	4,047,060
US Treasury Notes:
2.875%, 11/30/2006	25,000,000	24,915,193
3.375%, 2/28/2007	10,000,000	9,929,086
3.5%, 11/15/2006	25,000,000	24,953,928

Total US Treasury Obligations (Cost $310,304,470)		310,304,470

Money Market Fund 4.9%

Federated US Treasury Cash Reserves Fund (Cost $16,493,000)	16,493,000	16,493,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $326,797,470)+	96.9	326,797,470
Other Assets and Liabilities, Net	3.1	10,448,936
Net Assets	100.0	337,246,406

*	Annualized yield at time of purchase; not a coupon rate.

+	Cost for federal income tax purposes was $326,797,470.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of September 30, 2006 (Unaudited)

Tax-Free Series	Principal Amount ($)	Value ($)
Municipal Investments 99.2%
Alabama 3.2%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project, Series C, 3.77%*, 6/15/2026	8,200,000	8,200,000
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Rime Village Hoover Project, Series A, 3.77%*, 6/15/2026	7,500,000	7,500,000
Alabama, Municipal Securities Trust Certificates, Series 2005-9060, “A”, 144A, 3.79%*, 3/10/2011 (a)	9,055,000	9,055,000

		24,755,000

Alaska 0.4%

Anchorage, AK, Core City, General Obligation, Series II-R, 144A, 3.78%*, 6/1/2019 (a)	2,925,000	2,925,000

Arizona 3.5%
Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co., 3.72%*, 12/1/2020, Credit Suisse First Boston (b)	4,800,000	4,800,000
Arizona, Salt River Project, Agriculture Improvement & Power District, Electric System Revenue, “A”, Series 2006-0022, 144A, 3.79%*, 1/1/2035	3,000,000	3,000,000
Arizona, Salt River Project:
3.5%, 11/3/2006	5,840,000	5,840,000
3.5%, 11/7/2006	11,000,000	11,000,000
3.6%, 11/2/2006	3,000,000	3,000,000

		27,640,000

California 2.2%
ABN AMRO, Munitops Certificates Trust:
Series 2005-38, 144A, 3.77%*, 5/1/2013 (a)	7,000,000	7,000,000
Series 2005-43, 144A, 3.77%*, 8/1/2013 (a)	2,250,000	2,250,000
California, State University Revenue, Series PT-2660, 144A, 3.77%*, 11/1/2025 (a)	3,495,000	3,495,000
Fullerton, CA, School District, Series PT-1558, 144A, 3.77%*, 8/1/2021 (a)	4,120,000	4,120,000

		16,865,000

Colorado 0.8%
ABN AMRO, Munitops Certificates Trust, Series 2005-30, 144A, 3.78%*, 6/1/2013 (a)	6,330,000	6,330,000

Delaware 1.2%
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.78%*, 1/1/2016, Citizens Bank of PA (b)	9,350,000	9,350,000

District of Columbia 1.6%
District of Columbia, JFK Center for the Performing Arts Revenue, 3.75%*, 10/1/2029 (a)	8,575,000	8,575,000
District of Columbia, The Washington Home, Inc., Revenue, 3.75%*, 8/1/2029, Wachovia Bank NA (b)	3,660,000	3,660,000

		12,235,000

Florida 6.0%
Florida, State Turnpike Authority Revenue, Series R-4041, 144A, 3.78%*, 7/1/2020 (a)	11,910,000	11,910,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.75%*, 3/31/2021, Bank of America NA (b)	7,185,000	7,185,000

Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System, Series A, 3.78%*, 11/15/2032, SunTrust Bank (b)	525,000	525,000
Jacksonville, FL, Economic Development Community, Health Care Facilities Revenue, 3.84%*, 10/1/2015, SunTrust Bank (b)	1,205,000	1,205,000
Jacksonville, FL, Electric Revenue, Series C, 3.51%, 11/7/2006	5,000,000	5,000,000
Miami-Dade County, FL, General Obligation, Series R-387, 144A, 3.79%*, 7/1/2028 (a)	300,000	300,000
Orlando, FL, Utilities Commission Water & Electric Revenue, Series A, 3.73%*, 10/1/2017	12,025,000	12,025,000
Pasco County, FL, School Board Certificates of Participation, 3.74%*, 8/1/2026 (a)	4,200,000	4,200,000
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.75%*, 7/1/2035, Bank of America NA (b)	1,400,000	1,400,000
Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 3.77%*, 11/1/2034, Allied Irish Bank PLC (b)	3,300,000	3,300,000

		47,050,000

Georgia 1.4%
Atlanta, GA, Airport Revenue, Series C-1, 3.78%*, 1/1/2030 (a)	3,000,000	3,000,000
Atlanta, GA, Water & Wastewater Revenue, Municipal Securities Trust Receipts, Series SGA-145, 144A, 3.79%*, 11/1/2033 (a)	4,000,000	4,000,000
Fulton County, GA, Development Authority Revenue, Donnellan School Project, 3.75%*, 7/1/2020, Wachovia Bank NA (b)	1,650,000	1,650,000
Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project, 3.75%*, 9/1/2035, SunTrust Bank (b)	1,500,000	1,500,000
Monroe County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., Series B, 3.84%*, 1/1/2020 (a)	800,000	800,000

		10,950,000

Hawaii 2.3%
ABN AMRO, Munitops Certificates Trust, Series 2004-16, 144A, 3.79%*, 7/1/2012 (a)	4,000,000	4,000,000
Hawaii, General Obligation:
Series R-4545, 144A, 3.78%*, 8/1/2020 (a)	5,150,000	5,150,000
Series R-4553, 144A, 3.78%*, 5/1/2023 (a)	8,965,000	8,965,000

		18,115,000

Illinois 9.3%
Chicago, IL, De La Salle Institute Project Revenue, 3.79%*, 4/1/2027, Fifth Third Bank (b)	2,500,000	2,500,000
Chicago, IL, General Obligation:
Series A, 144A, 3.79%*, 1/1/2042 (a)	2,690,000	2,690,000
Series Z-10, 144A, 3.81%*, 6/29/2029 (a)	60,000	60,000
Chicago, IL, Sales & Tax Revenue, Series SG-131, 144A, 3.77%*, 1/1/2027 (a)	3,925,000	3,925,000
Evanston, IL, Capital Improvement Projects, Series D, 3.75%*, 12/1/2021	4,200,000	4,200,000
Illinois, Development Finance Authority Revenue, Fenwick High School Project, 3.85%*, 3/1/2032, JPMorgan Chase Bank (b)	4,500,000	4,500,000
Illinois, Development Finance Authority Revenue, FXD Chicago Symphony Project, 3.78%*, 12/1/2033, Bank One NA (b)	6,800,000	6,800,000
Illinois, Development Finance Authority Revenue, Goodman Theatre Project, 3.8%*, 12/1/2033, Bank One NA (b)	675,000	675,000
Illinois, Finance Authority Revenue, Series PA-1286, 144A, 3.78%*, 11/15/2023 (a)	3,500,000	3,500,000
Illinois, Finance Authority Revenue, Clare Oaks, Series D, 3.78%*, 11/1/2040, Sovereign Bank FSB (b)	9,750,000	9,750,000
Illinois, Finance Authority Revenue, North Park University Project, 3.85%*, 7/1/2035, JPMorgan Chase Bank (b)	5,000,000	5,000,000
Illinois, Finance Authority Revenue, Northwestern University, Series B, 3.76%*, 12/1/2034	21,500,000	21,500,000
Illinois, Regional Transportation Authority, Series A23, 144A, 3.78%*, 7/1/2030 (a)	4,930,000	4,930,000
Will & Kendall Counties, IL, Community School District No. 202, Series R-4031, 144A, 3.78%*, 1/1/2023 (a)	2,570,000	2,570,000

		72,600,000

Indiana 2.1%

ABN AMRO, Munitops Certificates Trust, Series 2005-7, 144A, 3.79%*, 7/10/2013 (a)	16,060,000	16,060,000

Iowa 4.4%
Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems:
Series B, 3.77%*, 7/1/2015 (a)	1,300,000	1,300,000
Series B, 3.77%*, 7/1/2020 (a)	4,625,000	4,625,000
Iowa, Finance Authority Revenue, Miss VY Regional Blood Center, 3.74%*, 2/1/2023, Wells Fargo Bank NA (b)	3,300,000	3,300,000
Iowa, State School Cash Anticipation Program, Warrant Certificates, Series A, 4.5%, 6/28/2007 (a)	25,000,000	25,140,733

		34,365,733

Kansas 2.2%
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt:
Series C, 3.77%*, 11/15/2030, SunTrust Bank (b)	5,000,000	5,000,000
Series C, 3.77%*, 11/15/2034, SunTrust Bank (b)	12,500,000	12,500,000

		17,500,000

Kentucky 1.3%

Pendleton County, KY, Multi-County Lease Revenue, Kentucky Association of Counties Leasing Program, 3.57%*, 3/1/2019, Commonwealth Bank of Australia (b)	10,000,000	10,000,000

Maryland 2.4%
Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.77%*, 1/1/2034, KBC Bank NV (b)	4,420,000	4,420,000
Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.76%*, 10/15/2020	14,000,000	14,000,000

		18,420,000

Massachusetts 0.6%
Massachusetts, State Development Finance Agency Revenue, Bridgewell, Inc., Series A, 3.77%*, 6/1/2030, KeyBank NA (b)	2,800,000	2,800,000
Massachusetts, State Development Finance Agency Revenue, YMCA Greater Worcester, 3.79%*, 9/1/2041, TD BankNorth NA (b)	1,500,000	1,500,000

		4,300,000

Michigan 4.0%
Detroit, MI, City School District, Series PT-1844, 144A, 3.78%*, 5/1/2011 (a)	5,135,000	5,135,000
Flushing, MI, General Obligation, Community Schools, Series R-4517, 144A, 3.78%*, 5/1/2023	5,170,000	5,170,000
Garden City, MI, Hospital Revenue, Series A, 3.76%*, 9/1/2026, First of America Bank (b)	415,000	415,000
Georgetown Township, MI, Economic Development Corp., Limited Obligation Revenue, Sunset Manor, Inc. Project, 3.75%*, 11/1/2019, LaSalle Bank NA (b)	4,300,000	4,300,000
Michigan, Higher Education Facilities Authority Revenue, Limited Obligation, Spring Arbor, 3.78%*, 11/1/2030, Comerica Bank (b)	3,400,000	3,400,000
Michigan, Municipal Securities Trust Certificates, Michigan State Building, “A”,Series 2006-277, 144A, 3.88%*, 10/7/2014 (a)	7,850,000	7,850,000
Michigan, State Certificates of Participation, Series 530, 144A, 3.78%*, 9/1/2011 (a)	4,700,000	4,700,000

		30,970,000

Missouri 1.2%

Kansas City, MO, Industrial Development Authority Revenue, KC Downtown Arena Project, Series C, 3.77%*, 4/1/2040 (a)	9,500,000	9,500,000

Nevada 0.8%

Las Vegas, Convention and Visitor Center, 3.51%, 12/4/2006	6,500,000	6,500,000

New Hampshire 0.6%

New Hampshire, Health & Education Facilities Authority Revenue, LRG Healthcare, Series B, 3.79%*, 1/1/2032, JPMorgan Chase Bank (b)	5,000,000	5,000,000

New Jersey 0.3%
New Jersey, Economic Development Authority Revenue, Macon Trust, Series B, 144A, 3.77%*, 9/1/2025 (a)	1,900,000	1,900,000
New Jersey, State Transportation Trust Fund Authority Revenue, Series PA-802, 3.77%*, 12/15/2009 (a)	300,000	300,000

		2,200,000

New Mexico 0.8%
Albuquerque, NM, Airport Facilities Revenue, Series A, 3.8%*, 7/1/2020 (a)	2,000,000	2,000,000
Farmington, NM, Hospital Revenue, San Juan Regional Medical Center Project, Series B, 3.77%*, 6/1/2028, Bank of Nova Scotia (b)	4,500,000	4,500,000

		6,500,000

New York 0.1%
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery, Series 1C, 3.8%*, 11/1/2022	110,000	110,000
Orange County, NY, Industrial Development Agency, Civic Facility Revenue, St. Lukes Cornwall Hospital Project, 3.77%*, 7/1/2032, KeyBank NA (b)	1,050,000	1,050,000

		1,160,000

North Carolina 1.3%
North Carolina, Capital Facilities Finance Agency Revenue, Series 1338, 144A, 3.78%*, 10/1/2041	3,913,500	3,913,500
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 3.78%*, 8/1/2030, Branch Banking & Trust (b)	3,000,000	3,000,000
North Carolina, Medical Care Community, Health Care Facilities Revenue, First Mortgage-Friends Homes, 3.75%*, 9/1/2033, Bank of America NA (b)	2,000,000	2,000,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, First Mortgage—United Methodist, Series B, 3.78%*, 10/1/2035, Branch Banking & Trust (b)	1,000,000	1,000,000

		9,913,500

Ohio 5.3%
ABN AMRO, Munitops Certificates Trust, Series 2003-37, 144A, 3.78%*, 12/1/2011 (a)	2,100,000	2,100,000
Akron Bath Copley, OH, Joint Township Hospital District Revenue, Health Care Facility Summner Project, 3.77%*, 12/1/2032, KBC Bank NV (b)	6,875,000	6,875,000

Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.79%*, 6/1/2032, Wachovia Bank NA (b)	5,495,000	5,495,000
Cleveland, OH, Waterworks Revenue, Series M, 3.72%*, 1/1/2033 (a)	500,000	500,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 3.77%*, 12/1/2032 (a)	3,700,000	3,700,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 3.76%*, 12/1/2027, National City Bank (b)	12,075,000	12,075,000
Ohio, State Higher Educational Facility Revenue, Cleveland Institution Music Project, 3.76%*, 5/1/2030, National City Bank (b)	5,000,000	5,000,000
Summit County, OH, Revenue Anticipation Bonds, Western Reserve Academy Project, 3.77%*, 10/1/2027, KeyBank NA (b)	5,305,000	5,305,000

		41,050,000

Oregon 1.7%
Forest Grove, OR, Student Housing Revenue, Oak Tree Foundation Project, Series A, 3.77%*, 3/1/2036, KeyBank NA (b)	5,000,000	5,000,000
Oregon, State Department of Administrative Services, Certificates of Participation, Series PT-1679, 144A, 3.78%*, 11/1/2012 (a)	2,000,000	2,000,000
Portland, OR, Industrial Development Revenue, 3.77%*, 4/1/2035 (a)	4,500,000	4,500,000
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.79%*, 5/1/2034, Bank of America NA (b)	2,000,000	2,000,000

		13,500,000

Pennsylvania 2.7%
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.78%*, 7/1/2023, Wachovia Bank NA (b)	2,385,000	2,385,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 3.79%*, 11/1/2017 (a)	5,800,000	5,800,000
Manheim Township, PA, General Obligation, School District, 3.76%*, 6/1/2016 (a)	3,800,000	3,800,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Drexel University, Series B, 3.74%*, 5/1/2033, Allied Irish Bank PLC (b)	3,600,000	3,600,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Children’s Hospital Project, Series C, 3.88%*, 7/1/2031 (a)	1,515,000	1,515,000
Red Lion, PA, General Obligation, Area School District, 3.75%*, 5/1/2024 (a)	3,700,000	3,700,000

		20,800,000

South Carolina 1.5%

South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 3.76%*, 11/1/2032, Wachovia Bank NA (b)	11,640,000	11,640,000

Tennessee 4.9%
Clarksville, TN, Public Building Authority Revenue, 3.74%*, 6/1/2024, Bank of America NA (b)	1,810,000	1,810,000
Tennessee, Municipal Securities Trust Certificates, Tennessee Energy, “A”, Series 2006-275, 144A, 3.79%*, 4/2/2020	4,000,000	4,000,000
Tennessee, Tennergy Corp., Gas Revenue, Series 1258Q, 144A, 3.8%*, 11/1/2013	22,000,000	22,000,000
Tennessee, Tennergy Corp., Gas Revenue, Stars Certificates, Series 2006-001, 144A, 3.79%*, 5/1/2016	10,400,000	10,400,000

		38,210,000

Texas 19.8%
ABN AMRO, Munitops Certificates Trust:
Series 2004-38, 144A, 3.79%*, 2/15/2011	1,500,000	1,500,000
Series 2006-59, 144A, 3.79%*, 8/1/2013	10,000,000	10,000,000
City of Houston, TX, General Obligation, 3.55%, 11/7/2006	7,500,000	7,500,000
Clear Creek, TX, Independent School District, Series 04, 144A, 3.78%*, 2/15/2029 (a)	2,000,000	2,000,000
Corpus Christi, TX, Utility System Revenue, Series PT-1816, 144A, 3.79%*, 7/15/2010 (a)	3,885,000	3,885,000
City of San Antonio, TX, Water System, 3.5%, 11/6/2006	4,100,000	4,100,000
Galena Park, TX, Independent School District, Series SG-153, 144A, 3.77%*, 8/15/2023	1,500,000	1,500,000
Harris County, TX, Health Facilities Development Corp., Special Facilities Revenue, Texas Medical Center Projects, 3.89%*, 5/1/2035 (a)	700,000	700,000
Harris County, TX, Health Facilities Development Corp. Revenue, St. Lukes Episcopal, Series A, 3.8%*, 2/15/2032 (a)	11,000,000	11,000,000
Harris County, TX, Health Facilities Development Corp. Revenue, Texas Medical Center Project, 3.89%*, 9/1/2031 (a)	1,000,000	1,000,000
Harris County, TX, Tax Anticipation Notes, 4.5%, 2/28/2007	21,000,000	21,084,122
Hidalgo County, TX, General Obligation, Series R-2148, 144A, 3.78%*, 8/15/2024 (a)	5,235,000	5,235,000
Houston, TX, Tax & Revenue Anticipation Notes, 4.5%, 6/29/2007	22,500,000	22,629,728
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts, Series SG-120, 144A, 3.77%*, 12/1/2023	5,700,000	5,700,000
Humble, TX, Independent School District, School Building, 3.76%*, 6/15/2023	840,000	840,000
Jefferson County, TX, Health Facilities Development Corp., Series A83, 144A, 3.78%*, 8/15/2021 (a)	3,545,000	3,545,000

Texas, Public Finance Auto, 3.51%, 11/7/2006	13,000,000	13,000,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2007	8,000,000	8,067,129
Texas, State Turnpike Authority, Central Texas Turnpike System Revenue, Series 1407, 144A, 3.78%*, 8/15/2042 (a)	1,000,000	1,000,000
Texas, University of Texas System Revenue:
3.54%, 11/14/2006	7,738,000	7,738,000
3.57%, 10/24/2006	18,000,000	18,000,000
Texas, Water Development Board Revenue, Series PT-2187, 144A, 3.76%*, 7/15/2021	3,830,000	3,830,000

		153,853,979

Utah 2.6%
Davis County, UT, School District, Tax Anticipation Notes, 4.5%, 6/29/2007	20,000,000	20,107,343

Washington 1.8%
Port Tacoma, WA, General Obligation, Series R-4036, 144A, 3.78%*, 12/1/2025 (a)	3,990,000	3,990,000
Washington, Municipal Securities Trust Certificates, Series 9058, 144A, 3.79%*, 9/23/2010 (a)	9,990,000	9,990,000

		13,980,000

Wisconsin 1.0%
Milwaukee, WI, General Obligation, Series V8, 3.72%*, 2/1/2025	4,000,000	4,000,000
Milwaukee, WI, Sewer Revenue, Series R-4500, 144A, 3.78%*, 6/1/2022 (a)	3,580,000	3,580,001

		7,580,001

Multi-State 3.9%
Putable Floating Option, Tax-Exempt Receipts:
Series EC-001, 144A, 3.99%*, 10/1/2035	23,310,000	23,310,000
Series EC-003, 144A, 4.0%*, 2/15/2036	7,105,000	7,105,000

		30,415,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $772,340,556)+	99.2	772,340,556
Other Assets and Liabilities, Net	0.8	6,318,740
Net Assets	100.0	778,659,296

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of September 30, 2006.

+	The cost for federal income tax purposes was $772,340,556.

(a)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	11.2
Financial Guaranty Insurance Company	5.9
Financial Security Assurance	8.8
Municipal Bond Investors Assurance	7.2

(b)	Security includes a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of September 30, 2006 (Unaudited)

	Prime Series	Treasury Series	Tax-Free Series
Assets
Investments in securities, valued at amortized cost	$2,453,169,807	$326,797,470	$772,340,556
Cash	1,266,524	10,511	—
Receivable for securities sold	—	10,000,000	2,208,465
Interest receivable	12,827,838	731,574	4,851,020
Receivable for Fund shares sold	867,637	512,376	26,047
Other assets	57,881	25,533	28,949
Total assets	2,468,189,687	338,077,464	779,455,037
Liabilities
Due to custodian bank	—	—	91,955
Payable for Fund shares redeemed	55,150	495,652	22,708
Accrued management fee	483,225	54,870	145,149
Distributions payable	133	8,835	—
Other accrued expenses and payables	1,237,423	271,701	535,929
Total liabilities	1,775,931	831,058	795,741

Net assets	$2,466,413,756	$337,246,406	$778,659,296

Composition of Net Assets
Accumulated distributions in excess of net investment income	(345,646)	(26,099)	(8,232)
Accumulated net realized gain (loss)	985	(15,363)	(23,716)
Paid-in capital	2,466,758,417	337,287,868	778,691,244

Net assets	$2,466,413,756	$337,246,406	$778,659,296

Net Asset Value
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares, Treasury Shares, and Tax-Free Shares, respectively
Net assets	$1,959,920,128	$245,486,697	$577,295,660
Shares of capital stock outstanding	1,959,887,724	245,446,273	577,374,239
Net asset value per share	$1.00	$1.00	$1.00
Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares, respectively
Net assets	$506,493,628	$91,759,709	$201,363,636
Shares of capital stock outstanding	506,510,734	91,768,428	201,371,132
Net asset value per share	$1.00	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended September 30, 2006 (Unaudited)

Investment Income	Prime Series	Treasury Series	Tax-Free Series
Interest	$63,864,191	$8,514,021	$15,794,840
Expenses:
Management fee	2,831,105	344,336	1,003,938
Administration fee	620,721	117,293	287,508
Services to shareholders	787,828	118,833	284,044
Custodian and accounting fees	82,329	26,036	42,152
Distribution fees	3,128,074	415,985	1,042,199
Auditing	24,514	20,951	21,682
Legal	61,634	24,092	27,066
Directors’ fees and expenses	42,847	8,850	18,829
Reports to shareholders	114,528	26,315	21,321
Registration fees	29,732	13,014	13,084
Other	60,929	13,256	24,597
Total expenses	7,784,241	1,128,961	2,786,420
Less: fee waivers and/or expense reimbursements	(67,257)	(1,886)	(36,222)
Net expenses	7,716,984	1,127,075	2,750,198
Net investment income	56,147,207	7,386,946	13,044,642

Net realized gain (loss) on investment transactions	985	(23)	18,168

Net increase (decrease) in net assets from operations	$56,148,192	$7,386,923	$13,062,810

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations:
Net investment income	$56,147,207	$78,319,971
Net realized gain (loss)	985	16,783
Net increase (decrease) in net assets resulting from operations	56,148,192	78,336,754
Distributions to shareholders from:
Net investment income:
Prime Shares	(42,804,500)	(62,826,598)
Prime Institutional Shares	(13,251,446)	(15,380,149)
Class A Shares*	(67,761)	(99,570)
Class B Shares*	(2,428)	(13,615)
Class C Shares*	(736)	(39)
Total distributions	(56,126,871)	(78,319,971)
Fund share transactions:
(at net asset value of $1.00 per share)
Proceeds from shares sold	3,953,823,123	5,138,031,468
Reinvestment of distributions	56,109,073	78,296,881
Cost of shares redeemed	(4,171,004,933)	(5,211,779,739)
Net increase (decrease) in net assets from Fund share transactions	(161,072,737)	4,548,610
Increase (decrease) in net assets	(161,051,416)	4,565,393
Net assets at beginning of period	2,627,465,172	2,622,899,779

Net assets at end of period (including accumulated distributions in excess of net investment income of $345,646 and $365,982, respectively)	$2,466,413,756	$2,627,465,172

*	The Prime Series’ Class A shares, Class B shares and Class C shares were liquidated on September 20, 2006.

The accompanying notes are an integral part of the financial statements.

Treasury Series

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations:
Net investment income	$7,386,946	$10,498,563
Net realized gain (loss)	(23)	(4,737)
Net increase (decrease) in net assets resulting from operations	7,386,923	10,493,826
Distributions to shareholders from:
Net investment income:
Treasury Shares	(5,209,002)	(7,751,774)
Treasury Institutional Shares	(2,178,012)	(2,746,789)
Total distributions	(7,387,014)	(10,498,563)
Fund share transactions:
(at net asset value of $1.00 per share)
Proceeds from shares sold	681,298,056	814,785,187
Reinvestment of distributions	7,332,028	10,430,367
Cost of shares redeemed	(728,622,976)	(875,756,049)
Net increase (decrease) in net assets from Fund share transactions	(39,992,892)	(50,540,495)
Increase (decrease) in net assets	(39,992,983)	(50,545,232)
Net assets at beginning of period	377,239,389	427,784,621

Net assets at end of period (including accumulated distributions in excess of net investment income of $26,099 and $26,031, respectively)	$337,246,406	$377,239,389

The accompanying notes are an integral part of the financial statements.

Tax-Free Series

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations:
Net investment income	$13,044,642	$18,762,390
Net realized gain (loss)	18,168	(5,201)
Net increase (decrease) in net assets resulting from operations	13,062,810	18,757,189
Distributions to shareholders from:
Net investment income:
Tax-Free Shares	(9,121,186)	(13,355,813)
Tax-Free Institutional Shares	(3,923,456)	(5,406,577)
Total distributions	(13,044,642)	(18,762,390)
Fund share transactions:
(at net asset value of $1.00 per share)
Proceeds from shares sold	980,955,591	1,723,594,400
Reinvestment of distributions	13,039,606	18,762,116
Cost of shares redeemed	(1,135,074,898)	(1,726,481,305)
Net increase (decrease) in net assets from Fund share transactions	(141,079,701)	15,875,211
Increase (decrease) in net assets	(141,061,533)	15,870,010
Net assets at beginning of period	$919,720,829	$903,850,819

Net assets at end of period (including accumulated distributions in excess of net investment income of $8,232 and $8,232, respectively)	$778,659,296	$919,720,829

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Prime Shares

Years Ended March 31,	2006[a]		2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0222		.0307	.0111	.0050	.0108	.0270
Less: Distributions from net investment income	(.0222)		(.0307)	(.0111)	(.0050)	(.0108)	(.0270)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.24	**	3.11	1.12	.47	1.08	2.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	1,959,920		2,035,224	2,274,611	2,665,759	2,879,253	4,320,764
Ratio of expenses before expense reductions (%)	.71	*	.69	.69	.67	.70	.67
Ratio of expenses after expense reductions (%)	.71	*	.69	.69	.67	.70	.67
Ratio of net investment income (%)	4.43	*	3.06	1.07	.51	1.10	2.76

Prime Institutional Shares

Years Ended March 31,	2006[a]		2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0242		.0346	.0149	.0087	.0140	.0302
Less: Distributions from net investment income	(.0242)		(.0346)	(.0149)	(.0087)	(.0140)	(.0302)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.44	**	3.51	1.50	.88	1.40	3.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	506,494		588,334	342,564	394,967	544,146	750,110
Ratio of expenses before expense reductions (%)	.32	*	.31	.30	.30	.38	.36
Ratio of expenses after expense reductions (%)	.32	*	.31	.30	.30	.38	.36
Ratio of net investment income (%)	4.82	*	3.54	1.46	.88	1.42	3.01

[a]	For the six months ended September 30, 2006 (Unaudited).

*	Annualized

**	Not annualized

Treasury Shares

Years Ended March 31,	2006[a]		2006	2005		2004		2003		2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income	.0203		.0272	.0092		.0039		.0098		.0250
Less: Distributions from net investment income	(.0203)		(.0272)	(.0092)		(.0039)		(.0098)		(.0250)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return (%)	2.05	**	2.75	.92	[b]	.40	[b]	.99	[b]	2.53	[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	245,487		266,586	329,520		376,821		390,982		745,638
Ratio of expenses before expense reductions (%)	.74	*	.71	.70		.68		.67		.64
Ratio of expenses after expense reductions (%)	.74	*	.71	.68		.63		.62		.59
Ratio of net investment income (%)	4.06	*	2.72	.89		.39		1.01		2.47

Treasury Institutional Shares

Years Ended March 31,	2006[a]		2006	2005		2004		2003		2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income	.0223		.0310	.0130		.0077		.0130		.0281
Less: Distributions from net investment income	(.0223)		(.0310)	(.0130)		(.0077)		(.0130)		(.0281)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return (%)	2.25	**	3.14	1.31	[b]	.78	[b]	1.31	[b]	2.85	[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	91,760		110,653	98,265		99,337		139,460		199,932
Ratio of expenses before expense reductions (%)	.35	*	.34	.32		.29		.35		.33
Ratio of expenses after expense reductions (%)	.35	*	.34	.30		.24		.30		.28
Ratio of net investment income (%)	4.45	*	3.09	1.27		.78		1.33		2.71

[a]	For the six months ended September 30, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Tax-Free Shares

Years Ended March 31,	2006[a]		2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0141		.0201	.0076	.0031	.0074	.0168
Less: Distributions from net investment income	(.0141)		(.0201)	(.0076)	(.0031)	(.0074)	(.0168)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.42	[b]**	2.03	.76	.32	.74	1.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	577,296		640,979	627,672	650,986	699,983	1,006,613
Ratio of expenses before expense reductions (%)	.73	*	.72	.71	.70	.67	.65
Ratio of expenses after expense reductions (%)	.72	*	.72	.71	.70	.67	.65
Ratio of net investment income (%)	2.81	*	2.02	.74	.34	.74	1.76

Tax-Free Institutional Shares

Years Ended March 31,	2006[a]		2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0160		.0240	.0113	.0070	.0107	.0200
Less: Distributions from net investment income	(.0160)		(.0240)	(.0113)	(.0070)	(.0107)	(.0200)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.61	[b]**	2.42	1.14	.70	1.07	2.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	201,364		278,742	276,178	319,888	198,148	168,137
Ratio of expenses before expense reductions (%)	.33	*	.33	.33	.32	.35	.33
Ratio of expenses after expense reductions (%)	.33	*	.33	.33	.32	.35	.33
Ratio of net investment income (%)	3.19	*	2.41	1.12	.72	1.06	1.98

[a]	For the six months ended September 30, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (the ‘Fund’) is registered under the Investment Company Act of 1940, as amended (the ‘1940 Act’), as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series, the Treasury Series and the Tax-Free Series (the ‘Series’) are the three series the Fund offers to investors.

The Prime Series currently offers two classes of shares to investors: Cash Reserve Prime Shares (‘Prime Shares’) and Cash Reserve Prime Institutional Shares (‘Prime Institutional Shares’). Effective September 20, 2006, Cash Reserve Class A shares, Class B shares and Class C shares were liquidated.

The Treasury Series offers two classes of shares to investors: Cash Reserve Treasury Shares (‘Treasury Shares’) and Cash Reserve Treasury Institutional Shares (‘Treasury Institutional Shares’).

The Tax-Free Series offers two classes of shares to investors: Cash Reserve Tax-Free Shares (‘Tax-Free Shares’) and Cash Reserve Tax-Free Institutional Shares (‘Tax-Free Institutional Shares’).

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Series is as follows: Prime Series and Treasury Series — to seek a high level of current income consistent with liquidity and the preservation of capital; Tax-Free Series — to seek a high level of tax-exempt current income consistent with liquidity and the preservation of capital. Details concerning the Series’ investment objectives and policies and the risk factors associated with the Series’ investments are described in the Series’ Prospectus and Statement of Additional Information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund’s policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, ‘Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109’ (the ‘Interpretation’). The

Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

F. Repurchase Agreements

The Prime Series and Treasury Series may enter into repurchase agreements with certain banks and broker/dealers whereby the Series, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series’ claims on the collateral may be subject to legal proceedings.

G. Expenses

Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

H. Contingencies

In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2—Fees and Transactions with Affiliates

Management Agreement. Under the Amended and Restated Investment Management Agreement with Investment Company Capital Corp. (‘ICCC’ or the ‘Advisor’), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Series. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, for the Tax-Free Series and Treasury Series and prior to July 1, 2006, for the Prime Series, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from April 1, 2006 through May 31, 2006, for the Tax Free Series and Treasury Series and for the period from April 1, 2006 through June 30, 2006 for the Prime Series, each Series paid the Advisor an annual fee based on the aggregate average daily net assets of the Fund which was calculated daily and paid monthly. The management fee payable under the Management Agreement was equal to an annual rate as follows:

First $500 million of the Fund’s average daily net assets	.30%
Next $500 million of such net assets	.26%
Next $500 million of such net assets	.25%
Next $1 billion of such net assets	.24%
Next $1 billion of such net assets	.23%
Over $3.5 billion of such net assets	.22%

Effective June 1, 2006, for the Tax-Free Series and Treasury Series and effective July 1, 2006, for the Prime Series, under the Amended and Restated Investment Management Agreement with the Advisor, each

Series pays a monthly investment management fee based on the aggregate average daily net assets of the Fund accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.215%
Next $500 million of such net assets	.175%
Next $500 million of such net assets	.165%
Next $1 billion of such net assets	.155%
Next $1 billion of such net assets	.145%
Over $3.5 billion of such net assets	.135%

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series and the Tax-Free Series, calculated daily and payable monthly, at the annual rate of 0.02% of the Prime Series’ average daily net assets and 0.03% of the Tax-Free Series’ average daily net assets.

Accordingly, for the six months ended September 30, 2006, the fee pursuant to the agreements was equivalent to an annualized effective rate of 0.23%, 0.19% and 0.22% of the average daily net assets of the Prime Series, Treasury Series and Tax-Free Series, respectively.

Effective July 1, 2006 through September 30, 2006, the Advisor and Administrator had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain the annualized expenses of each class of Prime Series as follows:

Prime Shares	.70%
Prime Institutional Shares	.32%

Effective June 1, 2006 through September 30, 2006, the Advisor and Administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annualized expenses of each class of Tax-Free Series as follows:

Tax-Free Shares	.72%
Tax-Free Institutional Shares	.33%

The Advisor has agreed to voluntarily waive expenses as necessary to preserve or enhance the performance of the series. This waiver may be changed or terminated at any time without notice.

Administration Fee. Effective June 1, 2006, for the Tax-Free Series and Treasury Series and effective July 1, 2006, for the Prime Series, the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. (DeIM), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, each Series pays DeIM an annual fee (‘Administration Fee’) of 0.10% of each Series’ average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 through September 30, 2006, for the Tax-Free Series and Treasury Series and for the period July 1, 2006, through September 30, 2006, for the Prime Series, DeIM received an Administration Fee of $620,721, $117,293 and $287,508 for the Prime Series, Treasury Series and Tax-Free Series, respectively, of which $201,465, $28,894 and $66,954 of the Prime Series, Treasury Series and Tax-Free Series, respectively, are unpaid.

Service Provider Fees. Prior to June 1, 2006, for the Tax-Free Series and Treasury Series and prior to July 1, 2006 for the Prime Series, ICCC was the Fund’s accounting agent. ICCC designated DWS Scudder Fund Accounting Corporation (‘DWS-SFAC’), an affiliate of the Advisor, to provide fund accounting services. DWS-SFAC had retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. These fees are now paid under the Administrative Services Agreement. For the period from April 1, 2006 through May 31, 2006 for the Tax-Free Series and Treasury Series and for the period from April 1, 2006 through June 30, 2006 for the Prime Series, the amounts charged to each Series by DWS-SFAC were as follows:

Total Aggregated
Prime Series	$38,378
Treasury Series	$19,257
Tax-Free Series	$23,516

DWS Scudder Investments Service Company (‘DWS-SISC’), an affiliate of the Advisor, is the Fund’s transfer agent. Each Series paid the transfer agent a per account fee that is accrued daily and paid monthly. For the six months ended September 30, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

	Total Aggregated	Waived	Unpaid at September 30, 2006
Prime Series:
Prime Shares	$730,831	$41,590	$448,318
Prime Institutional Shares	29,161	11,887	6,052
Class A Shares	4,626	—	3,306
Class B Shares	1,255	—	—
Class C Shares	1,416	522	293
Treasury Series:
Treasury Shares	$105,464	$—	$73,186
Treasury Institutional Shares	6,558	—	4,252
Tax-Free Series:
Tax-Free Shares	$266,736	$28,519	$147,469
Tax-Free Institutional Shares	16,154	4,184	5,952

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (‘DST’), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Typesetting and Filing Service Fees. Under an agreement with DeIM,DeIM compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2006, the amount charged to each Series by DeIM included in the reports to shareholders was as follows:

	Total Aggregated	Unpaid at September 30, 2006
Prime Series	$6,040	$6,040
Treasury Series	$6,100	$6,100
Tax-Free Series	$6,040	$6,040

Note 3—Directors’ Fees and Expenses

As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Note 4—Distribution and Service Fees

DWS Scudder Distributors, Inc. (‘DWS-SDI’) is the Fund’s Distributor. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and payable monthly at the following annual rates: 0.25% of the Prime Shares, Treasury Shares and Tax-Free Shares average daily net assets. The Fund does not pay fees on the Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares. Prior to September 20, 2006, the Prime Series paid the following annual rates: 0.25% of Class A shares and 0.75% of Class B shares and Class C shares average daily net assets. For the six months ended September 30, 2006, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at September 30, 2006
Prime Series:
Prime Shares	$2,439,613	$455,409
Class A Shares	3,982	1,148
Class B Shares	719	217
Class C Shares	321	95
Treasury Series:
Treasury Shares	$324,989	$114,169
Tax-Free Series:
Tax-Free Shares	$814,218	$253,687

Each Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at the following rates of 0.07% of Prime Shares, Treasury Shares and Tax-Free Shares.

Class B and C shares paid the Distributor a shareholder servicing fee based on average daily net assets which was calculated daily and paid monthly at a rate of 0.25%.

The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the six months ended September 30, 2006, the shareholder servicing fee was as follows:

	Total Aggregated	Unpaid at September 30, 2006
Prime Series:
Prime Shares	$683,092	$121,590
Class B Shares	240	113
Class C Shares	107	31
Treasury Series:
Treasury Shares	$90,996	$16,115
Tax-Free Series:
Tax-Free Shares	$227,981	$38,575

Note 5—Expense Reductions

For the period April 1, 2006 through May 31, 2006, the Advisor agreed to reimburse the Fund $11,921, $1,769 and $3,172 for the Prime Series, the Treasury Series and the Tax-Free Series, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the six months ended September 30, 2006, the Fund’s custodian fees were reduced by $1,337, $117 and $347 for the Prime Series, the Treasury Series, and the Tax-Free Series, respectively, under this arrangement.

Note 6—Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
Prime Series:	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	2,681,116,003	$2,681,113,984	3,394,729,634	$3,394,729,634
Prime Institutional Shares	1,272,431,845	1,272,431,845	1,741,672,654	1,741,672,654
Class A Shares*	127,294	127,294	1,579,179	1,579,179
Class B Shares*	150,000	150,000	—	—
Class C Shares*	—	—	50,001	50,001

		$3,953,823,123		$5,138,031,468

Reinvested:
Prime Shares	42,801,569	$42,801,569	62,822,155	$62,822,155
Prime Institutional Shares	13,251,446	13,251,446	15,375,957	15,375,957
Class A Shares*	53,787	53,787	85,949	85,949
Class B Shares*	1,730	1,730	12,782	12,782
Class C Shares*	541	541	38	38

		$56,109,073		$78,296,881

Redeemed:
Prime Shares	(2,799,235,103)	$(2,799,235,103)	(3,696,951,860)	$(3,696,951,860)
Prime Institutional Shares	(1,367,527,098)	(1,367,527,098)	(1,511,282,337)	(1,511,282,337)
Class A Shares*	(3,793,964)	(3,793,964)	(1,538,017)	(1,538,017)
Class B Shares*	(353,832)	(353,832)	(1,954,001)	(1,954,001)
Class C Shares*	(94,936)	(94,936)	(53,524)	(53,524)

		$(4,171,004,933)		$(5,211,779,739)

Net increase (decrease):

	(161,070,718)	$(161,072,737)	4,548,610	$4,548,610

*	Effective September 20, 2006, Class A, B and C shares were liquidated.

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
Treasury Series:	Shares	Dollars	Shares	Dollars
Sold:
Treasury Shares	487,223,245	$487,223,245	550,444,824	$550,444,824
Treasury Institutional Shares	194,074,811	194,074,811	264,340,363	264,340,363

		$681,298,056		$814,785,187

Reinvested:
Treasury Shares	5,154,016	$5,154,016	7,683,578	$7,683,578
Treasury Institutional Shares	2,178,012	2,178,012	2,746,789	2,746,789

		$7,332,028		$10,430,367

Redeemed:
Treasury Shares	(513,476,743)	$(513,476,743)	(621,058,658)	$(621,058,658)
Treasury Institutional Shares	(215,146,233)	(215,146,233)	(254,697,391)	(254,697,391)

		$(728,622,976)		$(875,756,049)

Net increase (decrease):	(39,992,892)	$(39,992,892)	(50,540,495)	$(50,540,495)

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
Tax-Free Series:	Shares	Dollars	Shares	Dollars
Sold:
Tax-Free Shares	605,814,619	$605,814,619	1,099,642,059	$1,099,642,059
Tax-Free Institutional Shares	375,140,972	375,140,972	623,952,341	623,952,341

		$980,955,591		$1,723,594,400

Reinvested:
Tax-Free Shares	9,116,150	$9,116,150	13,355,551	$13,355,551
Tax-Free Institutional Shares	3,923,456	3,923,456	5,406,565	5,406,565

		$13,039,606		$18,762,116

Redeemed:
Tax-Free Shares	(678,626,639)	$(678,626,639)	(1,099,688,939)	$(1,099,688,939)
Tax-Free Institutional Shares	(456,448,259)	(456,448,259)	(626,792,366)	(626,792,366)

		$(1,135,074,898)		$(1,726,481,305)

Net increase (decrease):

	(141,079,701)	$(141,079,701)	15,875,211	$15,875,211

Note 7—Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

At March 31, 2006, the Treasury Series had a net tax basis capital loss carryforward of approximately $11,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2014, the expiration date, whichever occurs first.

Note 8—Line of Credit

The Fund and several other affiliated funds (the ‘Participants’) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Note 9—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (‘inquiries’) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management (‘DeAM’) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (‘SEC’), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at

DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission (‘SEC’) and the National Association of Securities Dealers (‘NASD’) announced final agreements in which Deutsche Investment Management Americas Inc. (‘DeIM’), Deutsche Asset Management, Inc. (‘DeAM, Inc.’) and Scudder Distributors, Inc. (‘SDI’) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Note 10—Fund Mergers

On June 28, 2006, the Board of the Fund approved, in principle, the merger of Cash Reserve Fund, Inc.-Treasury Series (the ‘Acquired Fund’) into the Investors Cash Trust-Treasury Portfolio.

On June 28, 2006, the Board of the Fund approved, in principle, the merger of Cash Reserve Fund, Inc.-Tax-Free Series (the ‘Acquired Fund’) into the Cash Account Trust-Tax-Exempt Portfolio.

Completion of these mergers is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about March 9, 2007.

Other Information

Proxy Voting

A description of each fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund’s voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of each fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following each fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of Cash Reserve Fund (the “Fund”) was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. (“Number of Votes” represents all funds that are series of Cash Reserve Fund.)

	Number of Votes:
	For	Withheld
Henry P. Becton	2,116,820,146.506	56,761,566.850
Dawn-Marie Driscoll	2,122,035,914.006	51,545,799.350
Keith R. Fox	2,117,593,113.696	55,988,599.660
Kenneth C. Froewiss	2,117,256,764.626	56,324,948.730
Martin J. Gruber	2,117,135,926.136	56,445,787.220
Richard J. Herring	2,117,592,103.526	55,989,609.830
Graham E. Jones	2,116,591,339.976	56,990,373.380
Rebecca W. Rimel	2,117,009,079.366	56,572,633.990
Philip Saunders, Jr.	2,116,313,577.786	57,268,135.570
William N. Searcy, Jr.	2,117,153,771.896	56,427,941.460
Jean Gleason Stromberg	2,117,074,083.336	56,507,630.020
Carl W. Vogt	2,116,870,279.236	56,711,434.120
Axel Schwarzer	2,116,941,558.486	56,640,154.870

VI. Approval of Amended and Restated Articles of Incorporation.

Affirmative	Against	Abstain	Broker Non-Votes*
2,026,121,415.716	42,363,022.650	44,235,230.990	60,862,044.000

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Prime Series

A Special Meeting of Shareholders (the “Meeting”) of Prime Series was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor.

Affirmative	Against	Abstain	Broker Non-Votes*
1,257,082,656.076	48,623,006.810	18,253,534.470	2,811,457.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain	Broker Non-Votes*
1,259,722,112.876	47,256,672.230	16,980,412.250	2,811,457.000

II-C. Approval of a Subadvisor Approval Policy.

Affirmative	Against	Abstain	Broker Non-Votes*
1,249,958,008.266	52,158,819.430	21,842,369.660	2,811,457.000

III. Approval of a revised fundamental investment restriction on:

III-A. Borrowing Money

Affirmative	Against	Abstain	Broker Non-Votes*
1,244,845,758.406	52,563,050.820	26,550,388.130	2,811,457.000

III-C. Senior Securities

Affirmative	Against	Abstain	Broker Non-Votes*
1,245,240,389.636	52,164,520.060	26,554,287.660	2,811,457.000

III-D. Concentration for Funds that Will Concentrate in Bank Obligations

Affirmative	Against	Abstain	Broker Non-Votes*
1,244,514,626.086	52,848,887.980	26,595,683.290	2,811,457.000

III-F. Underwriting of Securities

Affirmative	Against	Abstain	Broker Non-Votes*
1,245,169,114.586	52,196,905.680	26,593,177.090	2,811,457.000

III-G. Real Estate Investments

Affirmative	Against	Abstain	Broker Non-Votes*
1,244,613,321.426	52,752,698.840	26,593,177.090	2,811,457.000

III-H. Commodities

Affirmative	Against	Abstain	Broker Non-Votes*
1,244,256,112.886	53,096,346.300	26,606,738.170	2,811,457.000

III-I. Lending

Affirmative	Against	Abstain	Broker Non-Votes*
1,244,568,954.886	52,780,906.580	26,609,335.890	2,811,457.000

III-J. Portfolio Diversification

Affirmative	Against	Abstain	Broker Non-Votes*
1,245,326,673.776	52,041,944.210	26,590,579.370	2,811,457.000

IV. Approval of Reclassification of the Fund’s Investment Objective as Non-Fundamental.

Affirmative	Against	Abstain	Broker Non-Votes*
1,238,108,787.486	53,447,503.640	32,402,906.230	2,811,457.000

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Treasury Series

A Special Meeting of Shareholders (the “Meeting”) of Prime Series was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor.

Affirmative	Against	Abstain	Broker Non-Votes*
185,129,900.860	8,004,364.740	4,670,574.260	28,174.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain	Broker Non-Votes*
185,147,237.000	8,327,200.810	4,330,402.050	28,174.000

II-C. Approval of a Subadvisor Approval Policy.

Affirmative	Against	Abstain	Broker Non-Votes*
185,230,737.660	8,045,124.730	4,528,977.470	28,174.000

III. Approval of a revised fundamental investment restriction on:

III-A. Borrowing Money

Affirmative	Against	Abstain	Broker Non-Votes*
189,844,441.010	3,160,506.480	4,799,892.370	28,174.000

III-C. Senior Securities

Affirmative	Against	Abstain	Broker Non-Votes*
189,844,441.010	3,160,506.480	4,799,892.370	28,174.000

III-E. Concentration for Funds that Will Not Concentrate in Bank Obligations

Affirmative	Against	Abstain	Broker Non-Votes*
189,804,340.320	3,200,607.170	4,799,892.370	28,174.000

III-F. Underwriting of Securities

Affirmative	Against	Abstain	Broker Non-Votes*
189,844,441.010	3,160,506.480	4,799,892.370	28,174.000

III-G. Real Estate Investments

Affirmative	Against	Abstain	Broker Non-Votes*
189,398,328.270	3,269,677.240	5,136,834.350	28,174.000

III-H. Commodities

Affirmative	Against	Abstain	Broker Non-Votes*
189,735,270.250	3,269,677.240	4,799,892.370	28,174.000

III-I. Lending

Affirmative	Against	Abstain	Broker Non-Votes*
189,398,328.270	3,269,677.240	5,136,834.350	28,174.000

III-J. Portfolio Diversification

Affirmative	Against	Abstain	Broker Non-Votes*
189,745,862.060	3,269,677.240	4,789,300.560	28,174.000

IV. Approval of Reclassification of the Fund’s Investment Objective as Non-Fundamental.

Affirmative	Against	Abstain	Broker Non-Votes*
184,440,001.210	8,158,721.720	5,206,116.930	28,174.000

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Tax-Free Series

A Special Meeting of Shareholders (the “Meeting”) of Prime Series was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor.

Affirmative	Against	Abstain	Broker Non-Votes*
453,004,966.150	11,193,758.840	6,984,591.370	58,064,211.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain	Broker Non-Votes*
450,555,629.300	13,643,060.720	6,984,626.340	58,064,211.000

II-C. Approval of a Subadvisor Approval Policy.

Affirmative	Against	Abstain	Broker Non-Votes*
450,541,200.160	13,488,479.450	7,153,636.750	58,064,211.000

III. Approval of a revised fundamental investment restriction on:

III-A. Borrowing Money

Affirmative	Against	Abstain	Broker Non-Votes*
449,564,884.310	17,615,130.680	4,003,301.370	58,064,211.000

III-C. Senior Securities

Affirmative	Against	Abstain	Broker Non-Votes*
449,342,386.000	17,815,183.040	4,025,747.320	58,064,211.000

III-E. Concentration for Funds that Will Not Concentrate in Bank Obligations

Affirmative	Against	Abstain	Broker Non-Votes*
449,364,831.950	17,815,183.040	4,003,301.370	58,064,211.000

III-F. Underwriting of Securities

Affirmative	Against	Abstain	Broker Non-Votes*
449,564,884.310	17,615,130.680	4,003,301.370	58,064,211.000

III-G. Real Estate Investments

Affirmative	Against	Abstain	Broker Non-Votes*
449,564,884.310	17,615,130.680	4,003,301.370	58,064,211.000

III-H. Commodities

Affirmative	Against	Abstain	Broker Non-Votes*
449,542,438.360	17,637,576.630	4,003,301.370	58,064,211.000

III-I. Lending

Affirmative	Against	Abstain	Broker Non-Votes*
454,175,173.430	13,004,841.560	4,003,301.370	58,064,211.000

III-J. Portfolio Diversification

Affirmative	Against	Abstain	Broker Non-Votes*
454,197,619.380	12,982,395.610	4,003,301.370	58,064,211.000

IV. Approval of Reclassification of the Fund’s Investment Objective as Non-Fundamental.

Affirmative	Against	Abstain	Broker Non-Votes*
454,465,601.000	5,868,383.330	10,849,332.030	58,064,211.000

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

Prime Series

The Fund’s Directors approved the continuation of the Fund’s current investment advisory agreement with ICCC in September 2006. The Fund’s current investment advisory agreement was also approved by the Fund’s shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund’s Directors are independent of ICCC and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund’s investment advisory agreement, the Directors also review the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board’s 2006 contract review, the Board formed a special committee to facilitate careful review of the funds’ contractual arrangements. After reviewing the Fund’s arrangements, that committee recommended that the Board vote to approve the continuation of the Fund’s investment advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund’s contractual arrangements.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, ICCC is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund’s Directors consider these and many other factors, including the quality and integrity of ICCC’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund’s current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to ICCC by similar funds and institutional accounts advised by ICCC (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by ICCC, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between Fund shareholders and ICCC of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Prime Shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and ICCC, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund’s performance (Prime Shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable ImoneyNet universe. The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended June 30, 2006 and performed at its benchmark in the five-year period ended June 30, 2006. The Board recognized that ICCC has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by ICCC. The Board considered extensive information regarding ICCC, including ICCC’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by ICCC have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, ICCC and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by ICCC during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with ICCC the cost allocation methodology used to determine ICCC’s profitability. In analyzing ICCC’s costs and profits, the Board also reviewed the fees paid to and services provided by ICCC and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by ICCC and its affiliates as a result of ICCC’s relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review ICCC’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by ICCC and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management’s overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by ICCC and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of ICCC regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund’s brokerage may be allocated to affiliates of ICCC, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund’s brokerage may in the future be allocated to brokers who acquire (and provide to ICCC and its affiliates) research services from third parties that are generally useful to ICCC and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

ICCC’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered ICCC’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by ICCC to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of ICCC’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to ICCC’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Treasury Series

The Fund’s Directors approved the continuation of the Fund’s current investment advisory agreement with ICCC in September 2006. The Fund’s current investment advisory agreement was also approved by the Fund’s shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund’s Directors are independent of ICCC and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund’s investment advisory agreement, the Directors also review the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board’s 2006 contract review, the Board formed a special committee to facilitate careful review of the funds’ contractual arrangements. After reviewing the Fund’s arrangements, that committee recommended that the Board vote to approve the continuation of the Fund’s investment advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund’s contractual arrangements.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, ICCC is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund’s Directors consider these and many other factors, including the quality and integrity of ICCC’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund’s current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to ICCC by similar funds and institutional accounts advised by ICCC (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by ICCC, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between Fund shareholders and ICCC of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and ICCC, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund’s performance (Institutional Class shares) was in the 2nd quartile of the applicable ImoneyNet universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that ICCC has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by ICCC. The Board considered extensive information regarding ICCC, including ICCC’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by ICCC have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, ICCC and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by ICCC during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with ICCC the cost allocation methodology used to determine ICCC’s profitability. In analyzing ICCC’s costs and profits, the Board also reviewed the fees paid to and services provided by ICCC and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by ICCC and its affiliates as a result of ICCC’s relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review ICCC’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by ICCC and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management’s overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by ICCC and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of ICCC regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund’s brokerage may be allocated to affiliates of ICCC, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund’s brokerage may in the future be allocated to brokers who acquire (and provide to ICCC and its affiliates) research services from third parties that are generally useful to ICCC and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

ICCC’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered ICCC’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by ICCC to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of ICCC’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to ICCC’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Tax-Free Series

The Fund’s Directors approved the continuation of the Fund’s current investment advisory agreement with ICCC in September 2006. The Fund’s current investment advisory agreement was also approved by the

Fund’s shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund’s Directors are independent of ICCC and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund’s investment advisory agreement, the Directors also review the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board’s 2006 contract review, the Board formed a special committee to facilitate careful review of the funds’ contractual arrangements. After reviewing the Fund’s arrangements, that committee recommended that the Board vote to approve the continuation of the Fund’s investment advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund’s contractual arrangements.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, ICCC is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund’s Directors consider these and many other factors, including the quality and integrity of ICCC’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund’s current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to ICCC by similar funds and institutional accounts advised by ICCC (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by ICCC, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between Fund shareholders and ICCC of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and ICCC, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund’s performance (Institutional Class shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable ImoneyNet universe. The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods ended June 30, 2006 and performed at its benchmark for the one-year period ended June 30, 2006. The Board recognized that ICCC has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by ICCC. The Board considered extensive information regarding ICCC, including ICCC’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by ICCC have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, ICCC and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by ICCC during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with ICCC the cost allocation methodology used to determine ICCC’s profitability. In analyzing ICCC’s costs and profits, the Board also reviewed the fees paid to and services provided by ICCC and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by ICCC and its affiliates as a result of ICCC’s relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review ICCC’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by ICCC and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management’s overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by ICCC and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of ICCC regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund’s brokerage may be allocated to affiliates of ICCC, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund’s brokerage may in the future be allocated to brokers who acquire (and provide to ICCC and its affiliates) research services from third parties that are generally useful to ICCC and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

ICCC’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered ICCC’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by ICCC to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of ICCC’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to ICCC’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Notes

Notes

the six-month period ended September 30, 2002, and offer an outlook for the months ahead.

Cash Reserve Fund, Inc.
P.O. Box 1346
Baltimore, MD 21203

DBABCR-3-#M

Printed 11/06

MAY 31, 2006

Annual Report

to Shareholders

DWS U.S. Treasury Money Fund

(formerly Scudder U.S. Treasury Money Fund)

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

[GRAPHIC]

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

DWS U.S. Treasury Money Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for DWS U.S. Treasury Money Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Lead Portfolio Manager Darlene Rasel and other members of the fund’s investment team discuss the market environment and the team’s approach to managing DWS US Treasury Money Fund during the 12-month period ended May 31, 2006.

Q: Will you discuss the market environment for the fund during its most recent fiscal year?

A: During the 12-month period ended May 31, 2006, US economic performance was generally strong, despite a devastating 2005 hurricane season and continual increases in energy and commodity prices. Monthly job growth was the most important economic indicator for the money markets as the period began, but the market’s focus gradually shifted to a careful watch for signs of increasing inflation.

Over the period, the US Federal Reserve Board (the Fed) continued to increase short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 5.00% in eight quarter-percentage-point increments over the 12-month period. Despite the rate increases, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1

[1]	The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

[2]	The LIBOR — the rate of interest at which banks borrow funds from other banks, in large volume, in the international market — is the most widely used benchmark of short-term interest rates.

At the end of May 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.43% compared with 3.78% 12 months earlier.2 The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is targeted by the Fed)

Money market yield curve 5/31/05 versus 5/31/06

                                         Length of maturity (in months)

This chart is not intended to represent the yield of any DWS fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

of 5.00% demonstrated the market’s assumption that the Fed will raise short-term interest rates at least one more time in order to stave off any resurgence of inflation.

At the same time, there is a sense within the market that 2006 will be a year of transition. Throughout 2005 and early 2006, the Fed repeated its statements that additional rate increases might be needed going forward to keep the risks to economic growth and price stability in balance. But the Fed’s May 2006 statement, which left the door open for further interest rate hikes by indicating that “further policy firming may yet be needed,” also noted that “the extent and timing of any such firming” is dependent on the data.

From this statement and other testimony by Fed Chairman Ben Bernanke, concern has grown that the Fed is considering a pause in interest rate increases. Bernanke has hinted that even in the face of inflationary pressures, if indicators seem to show that the economy is slowing, the Fed may adopt a “forward-looking” approach and assume that inflation will recede as economic growth subsides. Therefore, the market will be watching Fed statements and actions extremely closely over the remainder of this year to see whether Bernanke will remain as committed to fighting inflation as his predecessor. This concern could translate into additional market volatility over the coming months.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a competitive yield in the fund. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the fund’s strategy?

A: During the fund’s most recent fiscal year, except for the period immediately following the hurricane season, when yields declined briefly, the Treasury yield curve was relatively flat. This was due in part to large-volume purchases of short-term Treasury instruments by foreign central banks. These purchases kept even the yields of six-month issues at relatively depressed levels. Because the fund would not be rewarded with higher yields by extending maturity, our strategy for the fund was to limit the fund’s purchases to repurchase agreements and issues with

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fund’s Class S Share Yields
7-day current yield
May 31, 2006*	4.22%
May 31, 2005	2.36%

*	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 4.08% as of May 31, 2006.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. For the most current yield information, please visit our Web site: www.dws-scudder.com.

maturities of three months or less, and extend maturity opportunistically, as market conditions warranted.3

Q: What detracted from performance during the period?

A: Following Hurricanes Katrina and Wilma, there was concern that the economy might pull back and the Fed might halt its series of interest-rate increases, at least temporarily, so as not to further restrain growth. With this scenario in mind, we extended the fund’s maturity slightly in early fall 2005. Instead of faltering, the economy continued to perform well, however, and the Fed kept raising interest rates. For this reason, our decision to briefly extend maturity detracted somewhat from the fund’s yield and total return during the period.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for the fund’s shareholders.

[3]	Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest bearing, short-term “parking place” for large sums of money.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
	Class AARP	Class S
Actual Fund Return
Beginning Account Value 12/1/05	$1,000.00	$1,000.00
Ending Account Value 5/31/06	$1,019.10	$1,019.10
Expenses Paid per $1,000*	$3.37	$3.37

	Class AARP	Class S
Hypothetical 5% Fund Return
Beginning Account Value 12/1/05	$1,000.00	$1,000.00
Ending Account Value 5/31/06	$1,021.59	$1,021.59
Expenses Paid per $1,000*	$3.38	$3.38

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
DWS U.S. Treasury Money Fund	.67%	.67%

For more information, please refer to the Fund’s prospectus.

Portfolio Summary

Portfolio Composition	5/31/06	5/31/05
US Treasury Obligations	12%	35%
Repurchase Agreements	88%	65%

	100%	100%

Weighted Average Maturity

DWS U.S. Treasury Money Fund	12 days	31 days
Treasury and Repo Retail Money Fund Average*	17 days	24 days

*	The Fund is compared to its respective iMoney Net Category: Treasury and Repo Retail Money Fund Average — Category includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Portfolio composition is subject to change. For more complete details about the Fund’s holdings, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006

	Principal Amount ($)	Value ($)
US Treasury Obligations 12.4%
US Treasury Bills:
4.38%*, 8/3/2006	5,000,000	4,961,675
4.385%*, 8/3/2006	12,000,000	11,907,915
US Treasury Note, 2.375%, 8/15/2006	5,500,000	5,484,383

Total US Treasury Obligations (Cost $22,353,973)		22,353,973

Repurchase Agreements 87.6%
Bank of America Securities LLC, 4.9%, dated 5/31/2006, to be repurchased at $20,002,722 on 6/1/2006 (a)	20,000,000	20,000,000
BNP Paribas, 4.91%, dated 5/31/2006, to be repurchased at $40,005,456 on 6/1/2006 (b)	40,000,000	40,000,000
Credit Suisse First Boston LLC, 4.92%, dated 5/31/2006, to be repurchased at $40,005,467 on 6/1/2006 (c)	40,000,000	40,000,000
JPMorgan Securities, Inc., 4.91%, dated 5/31/2006, to be repurchased at $40,005,456 on 6/1/2006 (d)	40,000,000	40,000,000
Merrill Lynch & Co., Inc., 4.95%, dated 5/12/2006, to be repurchased at $17,112,200 on 6/29/2006 (e)	17,000,000	17,000,000
State Street Bank and Trust Co., 4.58%, dated 5/31/2006, to be repurchased at $798,102 on 6/1/2006 (f)	798,000	798,000

Total Repurchase Agreements (Cost $157,798,000)		157,798,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $180,151,973)+	100.0	180,151,973

Other Assets and Liabilities, Net	0.0	29,317

Net Assets	100.0	180,181,290

*	Annualized yield at time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $180,151,973.

(a)	Collateralized by $20,579,000 US Treasury Note., 4.0%, maturing on 6/15/2009 with a value of $20,400,408.

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
26,209,000	US Treasury Bond	8.0	11/15/2021	33,640,779
7,184,000	US Treasury Note	4.75	11/15/2008	7,160,402

Total Collateral Value				$40,801,181

(c)	Collateralized by $40,880,000 US Treasury Note., 4.875%, maturing on 5/31/2008 with a value of $40,800,283.

(d)	Collateralized by $43,224,000 US Treasury STRIPS, with various maturities from 2/15/2007-2/15/2008 with a value of $40,801,604.

(e)	Collateralized by $51,370,000 US Treasury STRIPS, maturing on 11/15/2026 with a value of $17,341,484.

(f)	Collateralized by $825,000 US Treasury Bill, 4.72%, maturing on 8/24/2006 with a value of $815,719.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006

Assets
Investments: Investments in securities, at amortized cost	$22,353,973
Repurchase agreements, at amortized cost	157,798,000

Total investments in securities, at amortized cost	180,151,973

Cash	15,530
Interest receivable	104,489
Receivable for Fund shares sold	286,354
Other assets	8,945

Total assets	180,567,291

Liabilities
Dividends payable	17,060
Payable for Fund shares redeemed	154,761
Accrued management fee	60,013
Other accrued expenses and payables	154,167
Total liabilities	386,001

Net assets, at value	$180,181,290

Net Assets
Net assets consist of: Undistributed net investment income	18,343
Accumulated net realized gain (loss)	(35,461)
Paid-in capital	180,198,408

Net assets, at value	$180,181,290

Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($14,113,018 ÷ 14,114,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00
Class S
Net Asset Value, offering and redemption price per share ($166,068,272 ÷ 166,121,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2006

Investment Income

Income:
Interest	$7,498,836
Expenses:
Management fee	760,866
Services to shareholders	477,666
Custodian and accounting fees	75,213
Auditing	43,800
Legal	20,779
Reports to shareholders	35,861
Trustees’ fees and expenses	9,855
Registration fees	43,253
Other	43,771

Total expenses before expense reductions	1,511,064

Expense reductions	(238,978)

Total expenses after expense reductions	1,272,086

Net investment income	6,226,750

Net realized gain (loss) on investment transactions	(17,771)

Net increase (decrease) in net assets resulting from operations	$6,208,979

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended May 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,226,750	$2,762,220

Net realized gain (loss) on investment transactions	(17,771)	(13,954)

Net increase (decrease) in net assets resulting from operations	6,208,979	2,748,266

Distributions to shareholders from:
Net investment income:
Class AARP	(461,494)	(191,997)
Class S	(5,786,542)	(2,772,345)
Fund share transactions: Proceeds from shares sold	64,498,170	92,404,530
Reinvestment of distributions	6,024,736	2,882,128
Cost of shares redeemed	(94,271,494)	(129,403,709)
Net increase (decrease) in net assets from Fund share transactions	(23,748,588)	(34,117,051)

Increase (decrease) in net assets	(23,787,645)	(34,333,127)

Net assets at beginning of period	203,968,935	238,302,062

Net assets at end of period (including undistributed net investment income of $18,343 and $39,629, respectively)	$180,181,290	$203,968,935

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	.033	.014	.003	.008	.018
Less distributions from: Net investment income and net realized gain on investment transactions	(.033)	(.014)	(.003)	(.008)	(.018)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.36[a]	1.41[a]	.29[a]	.77	1.76

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	14	14	15	8
Ratio of expenses before expense reductions (%)	.81	.77	.81	.81	.80
Ratio of expenses after expense reductions (%)	.67	.65	.71	.81	.80
Ratio of net investment income (%)	3.27	1.30	.36	.77	1.76

[a]	Total return would have been lower had certain expenses not been reduced.

Class S

Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	.033	.014	.003	.008	.018
Less distributions from: Net investment income and realized gain on investment transactions	(.033)	(.014)	(.003)	(.008)	(.018)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.36[a]	1.43[a]	.29[a]	.77	1.76

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166	190	224	302	326
Ratio of expenses before expense reductions (%)	.79	.74	.81	.81	.80
Ratio of expenses after expense reductions (%)	.67	.65	.71	.81	.80
Ratio of net investment income (%)	3.27	1.30	.36	.77	1.76

[a]	Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS U.S. Treasury Money Fund (formerly Scudder U.S. Treasury Money Fund) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP were designed for members of AARP (please see Note B, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances.

(Please refer to the Fund’s Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $27,800, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2012 ($1,300), May 31, 2013 ($15,800) and May 31, 2014 ($10,700), the respective expiration dates, whichever occurs first.

In addition, from October 1, 2005 through May 31, 2006, the Fund incurred approximately $7,700 of net realized capital losses. As permitted by tax regulations, the

Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2007.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At May 31, 2006, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$35,403
Capital loss carryforwards	$27,800

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2006	2005
Distributions from ordinary income	$6,248,036	$2,964,342

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $500,000,000 of the Fund’s average daily net assets, 0.385% of the next $500,000,000 of such net assets and 0.37% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund’s average daily net assets.

For the period from June 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain total operating expenses of each class at 0.65% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees).

Service Provider Fees. DWS Scudder Service Corporation (“DWS-SSC”), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP and Class S shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. (“DST”), DWS-SSC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SSC, not by the Fund. For the year ended May 31, 2006, the amounts charged to the Fund by DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class AARP	$34,228	$18,551	$4,264
Class S	412,370	215,050	47,036

	$446,598	$233,601	$51,300

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $45,873, of which $4,163 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $7,830, of which $3,000 is unpaid.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates. (Please see Note G.)

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

C. Expense Reductions

For the year ended May 31, 2006, the Advisor agreed to reimburse the Fund $4,507, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2006, the custodian fee was reduced by $870 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	5,942,240	$5,942,240	8,722,150	$8,722,150
Class S	58,555,930	58,555,930	83,682,381	83,682,380

		$64,498,170		$92,404,530

Shares issued to shareholders in reinvestment of distributions
Class AARP	445,430	$445,430	185,456	$185,456
Class S	5,579,306	5,579,306	2,696,672	2,696,672

		$6,024,736		$2,882,128

Shares redeemed
Class AARP	(6,316,318)	$(6,316,318)	(9,034,645)	$(9,034,646)
Class S	(87,955,176)	(87,955,176)	(120,369,034)	(120,369,063)

		$(94,271,494)		$(129,403,709)

Net increase (decrease)
Class AARP	71,352	$71,352	(127,039)	$(127,040)
Class S	(23,819,940)	(23,819,940)	(33,989,981)	(33,990,011)

		$(23,748,588)		$(34,117,051)

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

G. Subsequent Event

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of DWS U.S. Treasury Money Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS U.S. Treasury Money Fund (formerly Scudder U.S. Treasury Money Fund) (the “Fund”) at May 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the “Meeting”) of DWS U.S. Treasury Money Fund (the “Fund”) was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	92,255,746.018	5,525,491.955
Dawn-Marie Driscoll	92,329,618.068	5,451,619.905
Keith R. Fox	92,349,502.288	5,431,735.685
Kenneth C. Froewiss	92,221,057.558	5,560,180.415
Martin J. Gruber	92,303,328.748	5,477,909.225
Richard J. Herring	92,514,502.818	5,266,735.155
Graham E. Jones	92,425,344.528	5,355,893.445
Rebecca W. Rimel	92,099,995.628	5,681,242.345
Philip Saunders, Jr.	92,339,643.668	5,441,594.305
William N. Searcy, Jr.	92,407,263.658	5,373,974.315
Jean Gleason Stromberg	91,979,290.278	5,801,947.695
Carl W. Vogt	92,312,746.148	5,468,491.825
Axel Schwarzer	92,207,090.438	5,574,147.535

II-A. Approval of an Amended and Restated Investment Management Agreement:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
87,192,181.348	6,022,450.800	4,368,326.825	198,279.000

II-B. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
86,290,975.463	7,058,694.710	4,233,288.800	198,279.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
85,130,591.113	7,617,352.650	4,835,015.210	198,279.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

V-A. Approval of Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
95,694,464.508	7,313,513.210	4,905,042.965	191,020.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders:

V-B. Approval of Further Amendments to Amended and Restated Declaration of Trust.

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

Background and Board Considerations

DeIM proposed to the Board the separation of the investment management services and general administrative services provided by DeIM pursuant to its management agreement into two separate contracts, an investment management agreement and a related administrative services agreement. The investment management agreement and administrative services agreement were presented to the Board and considered by it as part of a broader program initiated by DeIM and intended to, among other things:

1. Reduce DeIM’s operational, business and compliance risk while increasing efficiency in its mutual funds operations; and

2. Standardize and simplify the expenses and cap structures for DeIM’s mutual fund products.

The Board, consisting solely of Independent Board Members at the time they considered the investment management agreement, conducted a thorough review of the potential implications of the investment management agreement and related administrative services agreement for the Fund’s shareholders. They were assisted in this review by a special committee of the Board formed to review this proposal, by their independent legal counsel and by independent industry consultants. In the subsequent months, the Board and its committee met on numerous occasions to review and discuss the investment management agreement and related administrative services agreement, both among themselves and with representatives of DeIM. In the course of their review, the Board requested and received substantial additional information and negotiated changes to DeIM’s initial proposal.

In March 2006, the Board, consisting solely of Independent Board Members at such time, approved the investment management agreement and related administrative services agreement with respect to the Fund. The Board also unanimously agreed to recommend that the investment management agreement be approved by the Fund’s shareholders.

In approving the investment management agreement and the administrative services agreement, the Board considered the following factors, among other things:

The separation of the investment management services and general administrative services provided by DeIM into two separate contracts would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund without the cost of a shareholder meeting.

The standardization and simplification of contract provisions and fees charged to the Fund would reduce the risks of operational and compliance errors.

The overall scope of the services being provided by DeIM and the standard of care applicable to those services would not be reduced as a result of this restructuring.

The fees paid by all DWS Funds overseen by the Board to DeIM in the aggregate under the proposed new contracts would not increase.

The Fund would experience a modest decrease in the total fees paid to DeIM as a result of the effort to standardize fee arrangements.

The expense limitation adopted by the Board would maintain Fund expenses at current levels through September 30, 2006, the normal contract renewal period for the Funds, and would be reconsidered as part of the Board’s consideration of the future continuance of the agreements.

In reaching this conclusion, the Board did not give any particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Board Members and their counsel present. It is possible that individual Board Members may have weighed these factors differently in reaching their individual conclusions to approve the new agreements.

The Board evaluated the restructuring of these contracts in conjunction with its broader annual review of all contractual arrangements between the Fund and DeIM and its affiliates in 2005. At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Fund and DeIM in September 2005. The factors considered by the Board in connection with its general contract review, which are also pertinent to its approval of the new agreements, are described in the Fund’s semiannual report for the period ended November 30, 2005.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2006. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute	88

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Name, Year of Birth, Position with the Fund and Length of Time Served	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	84

Officers3

Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5,7] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)

John Millette[6] (1962) Vice President and Secretary, 1999 -present	Director[4], Deutsche Asset Management

Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005 -present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management

Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management

Kathleen Sullivan D’Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management

John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[5] (1962) Chief Compliance Officer, 2004-present	Managing Director[4], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[2]	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

[3]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

[4]	Executive title, not a board directorship.

[5]	Address: 345 Park Avenue, New York, New York 10154.

[6]	Address: Two International Place, Boston, MA 02110.

[7]	Elected June 27, 2006.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Class AARP and Class S

Automated Information Lines	SAILTM (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.

Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	SUSXX	SCGXX
Fund Number	2159	2059

Notes

Notes

INVESTORS CASH TRUST

PART C – OTHER INFORMATION

Item 15. Indemnification.

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Amended and Restated Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with the Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Amended and Restated Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc. (“DeIM”), was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless the Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or the Registrant (the “Independent Trustees” the) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

DeIM, the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided; however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustee or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliates thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16. Exhibits.

Exhibit 1	(a)	Amended and Restated Agreement and Declaration of Trust, dated March 9, 1990. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Written Instrument Amending Agreement and Declaration of Trust, dated August 14, 1990. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Written Instrument Amending Agreement and Declaration of Trust, dated September 19, 1991. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(d)	Amendment to declaration of Trust, dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Establishment and Designation of Classes of Shares of Beneficial Interest with respect to the Government Cash Managed Shares and Scudder Government Cash Institutional Shares of the Government Securities Portfolio. (Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A.)

	(f)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, with respect to Treasury Portfolio Premier Money Market Shares. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(g)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, with respect to DWS U.S. Treasury Money Fund Class S Shares and Investment Class Shares of the Treasury Portfolio. (Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A.)

	(h)	Re-Designation of Class of Shares of Beneficial Interest and Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, with respect to Institutional Shares of the Treasury Portfolio. (To be filed by Amendment.)

Exhibit 2	(a)	By-Laws of the Trust. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Amended By-Laws of the Registrant, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Amendment to the By-Laws of Registrant. (Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 3		Not Applicable.

Exhibit 4		Form of Agreements and Plans of Reorganization filed herein as Exhibit A to Part A of this Registration Statement on Form N-14.

Exhibit 5		Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 6	(a)	Investment Management Agreement between the Registrant, on behalf of Government Securities Portfolio and Treasury Portfolio and Deutsche Investment Management Americas, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(b)	First Amendment to Investment Management Agreement between the Registrant and Deutsche Investment Management Americas, Inc. dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A.)

Exhibit 7	(a)	Underwriting Agreement between the Registrant and Kemper Distributors, Inc., dated October 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Form of Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 8		Not Applicable.

Exhibit 9	(a)	Custody Agreement between the Registrant, on behalf of Government Securities Portfolio and Treasury Portfolio, and State Street Bank and Trust Company, dated April 19, 1999. (Incorporated by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company, dated April 19, 1999. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Amended Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 10	(a)	12b-1 Plan between the Registrant, on behalf of the Treasury Portfolio – Premier Money Market Shares. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(b)	12b-1 Plan between the Registrant, on behalf of the Government Securities Portfolio – Government Cash Managed Shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.)

	(c)	12b-1 Plan between the Registrant, on behalf of the Treasury Portfolio — Investment Class, dated , 2006. (To be Filed by Amendment.)

	(d)	Treasury Portfolio of Investors Cash Trust Multi-Distribution System Plan – Rule 18f-3 Plan, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Government Securities Portfolio of Investors Cash Trust Multi-Distribution System Plan — Rule 18f-3 Plan, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(f)	Amended and Restated Multi-Distribution System Plan – Rule 18f-3 Plan, on behalf of the Treasury Portfolio, dated , 2006. (To be Filed by Amendment.)

Exhibit 11	(a)	Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C., to be filed by amendment.

Exhibit 12		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP, to be filed by amendment.

Exhibit 13	(a)	Fund Accounting Services Agreements, each dated December 31, 1997, on behalf of Government Securities Portfolio and Treasury Portfolio, respectively. (Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A.)

	(b)	First Amendment to Fund Accounting Services Agreement, dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Agency Agreement, dated September 21, 1990. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(d)	Supplement to Agency Agreement, dated April 1, 1991. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Supplement to Agency Agreement, dated October 1, 1992. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(f)	Supplement to Agency Agreement, dated April 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.)

	(g)	Supplement to Services Agreement on behalf of Government Securities Portfolio and Treasury Portfolio, dated January 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A.)

	(h)	Administration and Shareholder Services Agreement, dated October 1, 1991. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(i)	Amendment to Administration and Shareholder Services Agreement, dated December 1, 1993. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(j)	Assignment and Assumption Agreement, dated February 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(k)	Administration and Shareholder Services Agreement on behalf of the Treasury Portfolio Premier Money Market Shares, dated November 30, 1999. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(l)	Amended and Restated Administration and Shareholder Services Agreement between the Registrant, on behalf of the Treasury Portfolio Service Shares, and Kemper Distributors, Inc, dated January 24, 2000. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(m)	Amended and Restated Administration and Shareholder Services Agreement between the Registrant, on behalf of the Government Securities Portfolio Service Shares, and Kemper Distributors, Inc, dated January 24, 2000. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(n)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.)

	(o)	Amended Fee Schedule for Amended and Restated Administration and Shareholder Services Agreement between the Registrant, on behalf of the Government Securities Portfolio — Service Shares, and Scudder Distributors, Inc, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(p)	Administration and Shareholder Services Agreement between the Registrant, on behalf of the Treasury Portfolio — Investment Class and DWS Scudder Distributors, Inc. (To be Filed by Amendment.)

	(q)	Letters of Indemnity to the Scudder Funds dated September 10, 2004; and Letter of Indemnity to the Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 14	(a)	Consent of Ernst & Young LLP, to be filed by amendment.

	(b)	Consent of PricewaterhouseCoopers LLP, to be filed by amendment.

Exhibit 15	Not applicable.

Exhibit 16	Powers of Attorney, filed herein.

Exhibit 17	Forms of Proxy are filed herein and appear in Part A of this Registration Statement.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 19th day of December, 2006.

INVESTORS CASH TRUST

By:	/s/ Michael G. Clark
Michael G. Clark
Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of December, 2006.

/s/ Michael G. Clark Michael G. Clark		Chief Executive Officer

/s/ Paul H. Schubert Paul H. Schubert		Chief Financial Officer and Principal Accounting Officer

Shirley D. Peterson* Shirley D. Peterson		Chairperson and Trustee

John W. Ballantine * John W. Ballantine		Trustee

Donald L. Dunaway * Donald L. Dunaway		Trustee

James R. Edgar * James R. Edgar		Trustee

Paul K. Freeman * Paul K. Freeman		Trustee

Robert B. Hoffman * Robert B. Hoffman		Trustee

William McClayton * William McClayton		Trustee

Robert H. Wadsworth* Robert H. Wadsworth		Trustee

*By	/s/ John Millette John Millette**

**	Attorney-in-fact pursuant to the powers of attorney filed herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
16	Powers of Attorney